As filed with the Securities and Exchange Commission on February 28, 2003
                                                      Registration No. 33-41245
                                                                       811-6337
-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------
                                    FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                                   OF 1933                      /X/
                         Pre-Effective Amendment No.            / /
                      Post-Effective Amendment No. 28           /X/

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                /X/
                              Amendment No. 32                  /X/
                        (Check appropriate box or boxes)

              ----------------------------------------------------
                              ACCESSOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                1420 Fifth Avenue
                                   Suite 3600
                            Seattle, Washington 98101
                                 (206) 224-7420
(Address, including zip code, and telephone number, including area code, of
                          Principal Executive Offices)
                        ---------------------------------
                             J. ANTHONY WHATLEY III
                                1420 Fifth Avenue
                                   Suite 3600
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)
                        ---------------------------------
Copies of all communications, including all communications sent to the agent for service, should be sent to:
                                 PHILIP J. FINA
                           Kirkpatrick & Lockhart LLP
                                 75 State Street
                                Boston, MA 02109
                        ---------------------------------
Approximate date of proposed public offering: As soon as practicable after the Effective date of the registration statement. It is proposed that this filing will become effective (check appropriate box):

               /__/ immediately upon filing pursuant to paragraph (b) /__/ on (date) pursuant to paragraph (b)
               /X_/ 60 days after filing pursuant to paragraph (a)(1) /__/ on (date) pursuant to paragraph (a)(1)
               /__/ 75 days after filing pursuant to paragraph (a)(2) /__/ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

               /__/ this post-effective amendment designates a new effective date for previously filed post-effective amendment.

                              ADVISOR CLASS SHARES


ACCESSOR FUNDS, INC. PROSPECTUS                                   ________, 2003



                                  EQUITY FUNDS

                                     GROWTH
                                      VALUE
                                SMALL TO MID CAP
                              INTERNATIONAL EQUITY


                               FIXED-INCOME FUNDS

                                 HIGH YIELD BOND
                            INTERMEDIATE FIXED-INCOME
                         SHORT-INTERMEDIATE FIXED-INCOME
                               MORTGAGE SECURITIES
                             U.S. GOVERNMENT MONEY


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE



                                [LOGO] ACCESSOR
                                       ------

                               THE ACCESSOR FUNDS


     * A family of 15 mutual funds, each with three classes of shares, and one with four classes of shares. This Prospectus describes the Advisor Class Shares of nine of the Funds (each a "Fund"): Growth, Value, Small to Mid Cap, International Equity, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U.S. Government Money Funds. For information about the other Accessor Funds or classes, please request the current Accessor Funds Prospectuses.


     * A variety of equity, fixed-income and balanced mutual funds.

     * When used together, designed to help investors realize the benefits of asset allocation and diversification.

     * Managed and administered by Accessor Capital Management LP ("Accessor Capital").


     * Sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund which is advised directly by Accessor Capital).


--------------------------------------------------------------------------------

     DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

     ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                     * * *

     DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
   Fund Details and Performance................................................2
   Equity Funds' Expenses.....................................................20
   Fixed-Income Funds' Expenses...............................................21
   Equity Funds' Securities and Risks.........................................23
   Equity Funds' Other Investment Strategies, Security Types and Risks........24
   Fixed-Income Funds' Securities and Risks...................................25
   Fixed-Income Funds' Other Investment Strategies, Security Types and Risks..27
   Management, Organization and Capital Structure.............................29

SHAREHOLDER INFORMATION
   Purchasing Fund Shares.....................................................38
   Exchanging Fund Shares.....................................................40
   Redeeming Fund Shares......................................................41
   Dividends and Distributions................................................42
   Valuation of Securities....................................................43
   Taxation...................................................................43
   Service & Distribution Arrangements........................................44
   Financial Highlights.......................................................45

APPENDIX A
   Description of Fund Indices................................................54

                                   GROWTH FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Chicago Equity
     Partners LLC ("Chicago Equity Partners"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth Index. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. The Money Manager attempts to exceed the performance of its benchmark over a cycle of five years by investing primarily in stock of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

     Chicago Equity Partners uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Chicago Equity Partners believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Chicago Equity Partners will sell a stock if it determines that the company's growth potential is not met or if better opportunities are identified among its peers.

                                        SPECIAL NOTE

                                        Accessor Funds' domestic equity funds
                                        are designed so that investments in
                                        large capitalization companies, such as
                                        those tracked by a broad index such as
                                        the S&P 500 Index, are covered equally
                                        by investments in the Accessor Growth
                                        and Accessor Value Funds. The Accessor
                                        Small to Mid Cap Fund is primarily
                                        designed to invest in domestic stocks
                                        outside such an index. As of March 31,
                                        2003, the market capitalization of the
                                        S&P 500 Index ranged from $____ million
                                        for the smallest company to $____
                                        billion for the largest company. The
                                        weighted average market value of the
                                        Index was $___ billion, which may vary
                                        from month to month.



--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 2

                            GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 15, 2000. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.





                   GROWTH FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]
AS OF 12/31 EACH YEAR

14.21   3.99    34.32   19.83   33.24   46.65   25.87   -23.58  -15.30
--------------------------------------------------------------------------------
  93     94       95      96      97      98      99       00      01    02


                                                                -------------
                                                                YEAR TO DATE

                                                                    _____%

                                                                AS OF 3/31/03
                                                                -------------
                                                                BEST QUARTER

                                                                    _____%


                                                                -------------
                                                                WORST QUARTER

                                                                    _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                        --------------------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF
     FUND SHARES
    S&P 500/BARRA GROWTH INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *8/24/92 Inception Date, Index measured from 8/31/92


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.



                                   ACCESSOR 3

                                   VALUE FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Value Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are under-valued. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.

     Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.

                                        SPECIAL NOTE

                                        Accessor Funds' domestic equity funds
                                        are designed so that investments in
                                        large capitalization companies, such as
                                        those tracked by a broad index such as
                                        the S&P 500 Index, are covered equally
                                        by investments in the Accessor Growth
                                        and Accessor Value Funds. The Accessor
                                        Small to Mid Cap Fund is primarily
                                        designed to invest in domestic stocks
                                        outside such an index. As of March 31,
                                        2003, the market capitalization of the
                                        S&P 500 Index ranged from $____ million
                                        for the smallest company to $____
                                        billion for the largest company. The
                                        weighted average market value of the
                                        Index was $___ billion, which may vary
                                        from month to month.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS    STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. The value stocks that the Value Fund invests in tend to be issued by larger, more established companies, and may underperform in periods of general market strength. Value stocks contained in the S&P 500 have generated less current income in recent years than they have in earlier periods.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     PORTFOLIO TURNOVER. The Value Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after-tax returns for shareholders holding Value Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 4

                             VALUE FUND PERFORMANCE


--------------------------------------------------------------------------------

     The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



                    VALUE FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR

14.69   -1.93   33.25   23.94   32.94   12.89   6.87    2.38    -9.48
--------------------------------------------------------------------------------
  93      94      95      96      97      98     99      00       01    02


                                                                -------------
                                                                YEAR TO DATE

                                                                    _____%

                                                                AS OF 3/31/03
                                                                -------------
                                                                BEST QUARTER

                                                                    _____%


                                                                -------------
                                                                WORST QUARTER

                                                                    _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                        --------------------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF
     FUND SHARES
    S&P 500/BARRA VALUE INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *8/24/92 Inception Date, Index measured from 8/31/92



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.



                                   ACCESSOR 5

                              SMALL TO MID CAP FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of small and medium capitalization issuers. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Wilshire 4500 Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective.


     SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multi-factor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


                                   SPECIAL NOTE

                                   As of March 31, 2003, the market
                                   capitalization of the Wilshire 4500 Index ranged from under $1 million for the smallest company to $____ billion for the largest company. The weighted average market value of the Index was $____ billion, which will vary from month to month.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     PORTFOLIO TURNOVER. The Small to Mid Cap Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding Small to Mid Cap Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 6

                       SMALL TO MID CAP FUND PERFORMANCE


     The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]



AS OF 12/31 EACH YEAR

14.39   -4.07   31.98   24.85   36.14   15.98   27.26   -18.22  -14.13
--------------------------------------------------------------------------------
  93      97     95       96     97      98      99       00      01    02


                                                                -------------
                                                                YEAR TO DATE

                                                                    _____%

                                                                AS OF 3/31/03
                                                                -------------
                                                                BEST QUARTER

                                                                    _____%


                                                                -------------
                                                                WORST QUARTER

                                                                    _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                        --------------------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF
     FUND SHARES
    WILSHIRE 4500 INDEX(1)
    SMALL TO MID CAP COMPOSITE INDEX(2)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *8/24/92 Inception Date, Index measured from 8/31/92


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.
(2) THE SMALL TO MID CAP COMPOSITE INDEX IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF THE BARRA INSTITUTIONAL SMALL INDEX AND THE WILSHIRE 4500 INDEX. THE COMPOSITE IS INTENDED TO PROVIDE A BENCHMARK FOR COMPARISON THAT REFLECTS THE DIFFERENT INVESTMENT POLICIES THAT THE FUND HAS FOLLOWED IN THE PAST. IN 1995, SHAREHOLDERS APPROVED CHANGES TO THE FUND'S INVESTMENT POLICIES TO CHANGE THE FUND FROM A SMALL CAP FUND TO A SMALL TO MEDIUM CAP FUND. ACCORDINGLY, PRIOR TO OCTOBER 1995, THE BARRA INDEX IS USED. STARTING OCTOBER 1995, THE WILSHIRE INDEX IS USED.




                                   ACCESSOR 7

                            INTERNATIONAL EQUITY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants. Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, New Zealand and Singapore). The Fund normally intends to maintain investments in at least three different countries outside the United States. This Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, this Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large.

     J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan Fleming"), the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, is best placed in order to enable the Fund to consistently outperform the Morgan Stanley Capital International ("MSCI") EAFE+EMF(R) Index. See Appendix A for a list of countries included in the MSCI EAFE+EMF Index.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS    STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     PORTFOLIO TURNOVER. The International Equity Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding International Equity Fund shares in taxable accounts.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 8

                     INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 7, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.


--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]


AS OF 12/31 EACH YEAR


7.63    13.78   10.96   16.07   48.93   -24.55  -24.82            --------------
-------------------------------------------------------------     YEAR TO DATE
 95      96      97      98      99       00      01     02
                                                                      _____%

                                                                  AS OF 3/31/03
                                                                  --------------
                                                                  BEST QUARTER

                                                                      _____%


                                                                  --------------
                                                                  WORST QUARTER

                                                                      _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                        ---------------------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF
     FUND SHARES
    MSCI EAFE+EMF INDEX(1)
    INTERNATIONAL COMPOSITE INDEX(2)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *10/3/94 Inception Date, Index measured from 9/30/94



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EMF INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.
(2) THE INTERNATIONAL COMPOSITE INDEX IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF THE MSCI EAFE INDEX AND THE MSCI EAFE+EMF INDEX. THE COMPOSITE IS INTENDED TO PROVIDE A BENCHMARK FOR COMPARISON THAT REFLECTS THE DIFFERENT INVESTMENT POLICIES THAT THE FUND HAS FOLLOWED IN THE PAST. PRIOR TO MAY 1996, THE FUND DID NOT INVEST IN EMERGING MARKET SECURITIES. BEGINNING IN MAY 1996, THE FUND WAS PERMITTED TO DO SO. ACCORDINGLY, PRIOR TO MAY 1996, THE MSCI EAFE INDEX IS USED. STARTING IN MAY 1996, THE MSCI EAFE+EMF INDEX IS USED.




                                   ACCESSOR 9

                              HIGH YIELD BOND FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


     PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate debt securities commonly referred to as "junk bonds." High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally maintain an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index.

     Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by- company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.


                                        DURATION

                                        Duration, one of the fundamental tools
                                        used by money managers in security
                                        selection, is a measure of the price
                                        sensitivity of a debt security or a
                                        portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the Lehman Brothers U.S. Corporate High Yield Index duration was ____ years, although that duration will vary in the future.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Lower rated debt securities can be more sensitive to these factors.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

     LOWER RATE DEBT SECURITIES. Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Because of its investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. Lower rated debt securities can be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                        ACCESSOR 10

              HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



               HIGH YIELD BOND FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]


AS OF 12/31 EACH YEAR

        5.19                                                    -------------
      --------------                                            YEAR TO DATE
         01     02
                                                                    _____%

                                                                AS OF 3/31/03
                                                                -------------
                                                                BEST QUARTER

                                                                    _____%


                                                                ------------
                                                                WORST QUARTER

                                                                    _____%


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS FOR - ADVISOR CLASS
                           THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                        SINCE
                                                                                         1 YR          INCEPT*
                                                                                        ----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                                                          *5/1/00 Inception Date



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE.



                                  ACCESSOR 11

                         INTERMEDIATE FIXED-INCOME FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund seeks to have a dollar-weighted average portfolio duration of between three and eight years and normally invest in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit Index (the "LBGC Index"). The Fund invests principally in debt securities rated A or higher by S&P or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's.

     Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.


                                       DURATION

                                       Duration, one of the fundamental tools
                                       used by money managers in security
                                       selection, is a measure of the price
                                       sensitivity of a debt security or a
                                       portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the LBGC Index duration was ____ years, although that duration will vary in the future.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS    BOND MARKET VOLATILITY. Individual securities
     are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with short maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 12

     LOWER RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Such securities may be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.

================================================================================

                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


          INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR

9.53    -5.24   18.26   2.56    8.62    8.38    -3.58   10.17   8.00
--------------------------------------------------------------------------------
 93       94     95      96      97      98       99      00     01     02


                                                                -------------
                                                                YEAR TO DATE

                                                                    ____%

                                                                AS OF 3/31/03
                                                                -------------
                                                                BEST QUARTER

                                                                    ____%


                                                                -------------
                                                                WORST QUARTER

                                                                    ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                         --------------------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF
     FUND SHARES
    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *6/15/92 Inception Date, Index measured from 6/30/92


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) The Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher.



                                  ACCESSOR 13

                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund seeks to have a dollar-weighted average portfolio duration of not less than two years nor more than five years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase.


     Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


                                       DURATION

                                       Duration, one of the fundamental tools
                                       used by money managers in security
                                       selection, is a measure of the price
                                       sensitivity of a debt security or a
                                       portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the LBGC 1-5 Index duration was ____ years, although that duration will vary in the future.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS    BOND MARKET VOLATILITY. Individual securities
     are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 14

     LOWER RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Such securities may be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.

================================================================================

                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


       SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]


AS OF 12/31 EACH YEAR

5.63    -1.42   11.42   3.63    6.33    6.87    1.22    7.54    6.77
--------------------------------------------------------------------------------
 93       94     95      96      97      98      99      00      01     02


                                                                --------------
                                                                YEAR TO DATE

                                                                    _____%

                                                                AS OF 3/31/03
                                                                --------------
                                                                BEST QUARTER

                                                                    _____%


                                                                --------------
                                                                WORST QUARTER

                                                                    _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                          -------------------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF
     FUND SHARES
    LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *5/18/92 Inception Date, Index measured from 5/31/92


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) The Lehman Brothers Government/Credit 1-5 Year Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher, all with maturities of one to five years.



                                  ACCESSOR 15

                            MORTGAGE SECURITIES FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


     PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund seeks an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index").

     BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

     * controlled duration (controlling sensitivity to interest rates);
     * relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
     * rigorous quantitative analysis to security valuation (mathematically analyzing a security's value); and
     * quality credit analysis (analyzing a security's credit quality).

     BlackRock's Investment Strategy Committee determines the firm's broad investment strategy based on macroeconomics (for example, interest rate trends) and market trends, as well as input from risk management and credit committee professionals. Fund managers then implement this strategy by selecting the sectors and securities which offer the greatest relative value within investment guidelines. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.



                                        DURATION

                                        Duration, one of the fundamental tools
                                        used by money managers in security
                                        selection, is a measure of the price
                                        sensitivity of a debt security or a
                                        portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the duration of the LBM Index was _____ years, although the duration will vary in the future.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS    BOND MARKET VOLATILITY. Individual securities
     are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. The market value of mortgage related securities can and will fluctuate as interest rates and market conditions change. Fixed-rate mortgages can decline in value during periods of rising interest rates.

     PREPAYMENT RISK. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate.

     ISSUER RISK. Changes in the financial conditions of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 16

     PORTFOLIO TURNOVER. The Mortgage Securities Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding Mortgage Securities Fund shares in taxable accounts.

================================================================================


                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



             MORTGAGE SECURITIES FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR

7.26    -1.65   16.03   4.95    9.53    6.43    1.19    11.11   7.68
--------------------------------------------------------------------------------
 93       94     95      96      97      98      99      00      01     02


                                                                -------------
                                                                YEAR TO DATE

                                                                    ____%

                                                                AS OF 3/31/03
                                                                -------------
                                                                BEST QUARTER

                                                                    ____%


                                                                -------------
                                                                WORST QUARTER

                                                                    ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                          ------------------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF
     FUND SHARES
    LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *5/18/92 Inception Date, Index measured from 5/31/92


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION.



                                  ACCESSOR 17

                           U.S. GOVERNMENT MONEY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.


     Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.


     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS INTEREST RATE RISK. The Fund's yield will vary and is expected to react to changes in short-term interest rates. Increases in interest rates can cause the price of a debt security to decrease.


     INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.


     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.

     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 18

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------
     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994. The chart and table reflect results achieved by previous Money Managers for periods prior to that date.



            U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR

2.81    3.70    5.33    4.78    5.07    5.00    4.72    5.99    3.81
--------------------------------------------------------------------------------
 93      94      95      96      97      98      99      00      01     02


                                                                -------------
                                                                YEAR TO DATE

                                                                    _____%

                                                                AS OF 3/31/03
                                                                -------------
                                                                BEST QUARTER

                                                                    _____%


                                                                -------------
                                                                WORST QUARTER

                                                                    _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                          ------------------------------------
    FUND RETURNS BEFORE TAXES
    SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                             *4/9/92 Inception Date, Index measured from 4/30/92





--------------------------------------------------------------------------------
(1) THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.
    THE U.S. GOVERNMENT MONEY FUND'S 7-DAY EFFECTIVE YIELD ON 12/31/02 WAS _____%. FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.




                                  ACCESSOR 19

                             EQUITY FUNDS' EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Equity Funds. Except where noted, the tables reflect historical fees and expenses of the Funds.




                                                                          SMALL TO  INTERNATIONAL
                                                       GROWTH    VALUE     MID CAP      EQUITY
--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1,2)
(fees paid directly from your investment)

MAXIMUM SALES CHARGE IMPOSED
 ON PURCHASES (AS A PERCENT OF OFFERING PRICE)          NONE      NONE      NONE          NONE
MAXIMUM SALES CHARGE IMPOSED
 ON REINVESTED DIVIDENDS                                NONE      NONE      NONE          NONE
MAXIMUM DEFERRED SALES CHARGE                           NONE      NONE      NONE          NONE
REDEMPTION FEE(3) (AS A PERCENT OF AMOUNT REDEEMED)     2.00%     2.00%     2.00%         2.00%
-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES(4)
DISTRIBUTION AND SERVICE (12b-1) FEE                    NONE      NONE      NONE          NONE
OTHER EXPENSES(5)
 ACM ADMINISTRATIVE FEE                                 NONE      NONE      NONE          NONE
TOTAL OTHER EXPENSES
                                                        --------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
                                                        ======================================

--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 39. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS.
(5) OTHER EXPENSES FOR THE FUNDS HAVE BEEN UPDATED TO REFLECT CURRENT EXPENSES.



--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



   FUND                                        ONE YEAR         THREE YEARS        FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   GROWTH                                     $
   VALUE
   SMALL TO MID CAP
   INTERNATIONAL EQUITY




                                  ACCESSOR 20

                          FIXED-INCOME FUNDS EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fixed-Income Funds. Except where noted, the tables reflect historical fees and expenses of the Funds.


                                                        HIGH       INTERMEDIATE  SHORT-                        U.S.
                                                       YIELD          FIXED-   INTERMEDIATE     MORTGAGE    GOVERNMENT
                                                        BOND          INCOME   FIXED-INCOME     SECURITIES    MONEY
---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1, 2)
(fees paid directly from your investment)

MAXIMUM SALES CHARGE IMPOSED
 ON PURCHASES (AS A PERCENT OF OFFERING PRICE)          NONE           NONE          NONE          NONE          NONE
MAXIMUM SALES CHARGE IMPOSED
 ON REINVESTED DIVIDENDS                                NONE           NONE          NONE          NONE          NONE
MAXIMUM DEFERRED SALES CHARGE                           NONE           NONE          NONE          NONE          NONE
REDEMPTION FEE(3) (AS A PERCENT OF AMOUNT REDEEMED)     2.00%          NONE          NONE          NONE          NONE
---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES(4)
DISTRIBUTION AND SERVICE (12B-1) FEE                    NONE           NONE          NONE          NONE          NONE
OTHER EXPENSES
 ACM ADMINISTRATIVE FEE (5)                             NONE           NONE          NONE          NONE          0.25
TOTAL OTHER EXPENSES(6)
                                                        -------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.05           0.65          0.67          0.88          0.45
                                                        =============================================================



--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 39. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.
(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.
(6) OTHER EXPENSES FOR THE FUNDS HAVE BEEN UPDATED TO REFLECT CURRENT EXPENSES.






                                  ACCESSOR 21

                          FIXED-INCOME FUNDS' EXPENSES
--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



   FUND                                       ONE YEAR        THREE YEARS        FIVE YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
   HIGH YIELD BOND                            $
   INTERMEDIATE FIXED-INCOME
   SHORT-INTERMEDIATE FIXED-INCOME
   MORTGAGE SECURITIES
   U.S. GOVERNMENT MONEY
=============================================================================================================












                                  ACCESSOR 22

                       EQUITY FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------
     This section describes some of the security types for and risks of investing in the Growth, Value, Small to Mid Cap, and International Equity Funds, the Accessor Funds' "Equity Funds." Each security type and risk is a primary security type or risk for those Equity Funds shown in parentheses.

     Many factors affect each Fund's performance. A Fund's share price changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.


     * TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

     * PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders and may adversely affect the Funds' performance.

     * CHANGES OF OBJECTIVES AND POLICIES. Each Fund's investment objective stated in the Equity Funds' Fund Details section is fundamental and may not be changed without shareholder approval. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.



--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES


     * EQUITY SECURITIES. (All Equity Funds) represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.


--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * STOCK MARKET VOLATILITY. (All Equity Funds) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.

     * COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     * SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     * SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     * FOREIGN EXPOSURE. (International Equity Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a risk for the other Equity Funds. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

     Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth,




                                  ACCESSOR 23

                       EQUITY FUNDS SECURITIES AND RISKS
--------------------------------------------------------------------------------
     infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

     Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.


================================================================================

                         EQUITY FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     * GROWTH FUND. The Fund may be invested in equity securities of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

     * VALUE FUND. The Fund may be invested in equity securities of foreign issuers with large market capitalizations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and to enhance income, but not for speculation.

     * SMALL TO MID CAP FUND. The Fund may invest up to 20% of its net assets in common stocks of foreign issuers with small to medium market capitalizations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

     * INTERNATIONAL EQUITY FUND. The Fund may invest in foreign securities traded in U.S. Markets through American Depository Receipts ("ADRs"). The Fund may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES


     * DEBT SECURITIES (All Equity Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate debt securities, including convertible bonds, government securities, and mortgage and other asset-backed securities.

     * OPTIONS, FUTURES AND OTHER DERIVATIVES. (All Equity Funds) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.





                                  ACCESSOR 24

                         EQUITY FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
     * REPURCHASE AGREEMENTS (All Equity Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
OTHER RISKS

     * INTEREST RATE CHANGES. (All Equity Funds) The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.

     * RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Equity Funds) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.


================================================================================


                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------
     This section describes some of the security types for and the risks of investing in the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities, and U.S. Government Money Funds, the Accessor Funds' "Fixed-Income Funds." Each security type and risk is a primary security type or risk for the Fixed-Income Funds shown in parentheses.


     Many factors affect each Fund's performance. A Fund's yield and (except the U.S. Government Money Fund's) share price changes daily based on changes in the financial markets, and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.


     * TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

     * PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders and may adversely affect the Fund's performance.

     * CHANGES OF OBJECTIVES AND POLICIES. Each Fund's investment objective stated in the Fixed-Income Funds' Fund Details section is fundamental and may not be changed without shareholder approval. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.



--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES


     * DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate debt securities including convertible bonds, government securities, and mortgage and other asset-backed securities.

     * HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) are a principal security type for the High Yield Bond Fund




                                  ACCESSOR 25

                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------

     and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


     * MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

     * U.S. GOVERNMENT SECURITIES (Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     * MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.


--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * BOND MARKET VOLATILITY. (All Fixed-Income Funds) Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.

     * ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

     * CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund)Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

     * LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed Income Fund)Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities




                                  ACCESSOR 26

                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------
     have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

     Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.


     * INTEREST RATE RISK. (All Fixed-Income Funds) Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

     * PREPAYMENT RISK. (Mortgage Securities Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

     * INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.



================================================================================

                      FIXED-INCOME FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     * HIGH YIELD BOND FUND. The Fund may also invest in investment grade bonds of foreign issuers. The Fund will not invest in securities that, at the time of initial investment, are rated higher than BBB+ or lower than CCC-by S&P or higher than Baa3 or lower than B3 by Moody's, or in unrated securities that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

     * INTERMEDIATE FIXED-INCOME FUND. The Fund may be invested in debt securities of foreign issuers if the Money Manager or Accessor Capital determines the securities to be of comparable quality to securities rated A or



                                  ACCESSOR 27

                      FIXED-INCOME FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------

     higher at the time of purchase. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * SHORT-INTERMEDIATE FIXED-INCOME FUND. The Fund may be invested in debt securities of foreign issuers if Cypress or Accessor Capital determines the securities to be of comparable quality to securities rated A or higher at the time of purchase. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * MORTGAGE SECURITIES FUND. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * U.S. GOVERNMENT MONEY FUND. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.


--------------------------------------------------------------------------------
OTHER SECURITY TYPES


     * EQUITY SECURITIES (High Yield Bond Fund) such as common stock and preferred stock, represent an equity or ownership interest in an issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

     * REPURCHASE AGREEMENTS (All Fixed-Income Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

     * OPTIONS, FUTURES AND OTHER DERIVATIVES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund)The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.


--------------------------------------------------------------------------------
OTHER RISKS



     * STOCK MARKET VOLATILITY. (High Yield Bond Fund) The value of equity securities fluctuates in response to issuer, political, market and economic developments.

     * FOREIGN EXPOSURE. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) Foreign securities, such as debt securities of foreign issuers, can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make investing in foreign securities more volatile and less liquid than U.S. investments.

     * RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.




                                  ACCESSOR 28

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

     Each Fund paid the following management fees in fiscal year 2002 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager:


                                                 TOTAL MANAGEMENT FEES
                                         (AS A PERCENTAGE OF AVERAGE NET ASSETS)
FUND                                             FOR FISCAL YEAR 2002
--------------------------------------------------------------------------------
GROWTH                                                    0.60%
VALUE                                                     0.65
SMALL TO MID CAP                                          0.79
INTERNATIONAL EQUITY                                      1.04
HIGH YIELD BOND                                           0.55
INTERMEDIATE FIXED-INCOME                                 0.38(1)
SHORT-INTERMEDIATE FIXED-INCOME                           0.38(1)
MORTGAGE SECURITIES                                       0.58
U.S. GOVERNMENT MONEY                                     0.25(1)

--------------------------------------------------------------------------------
(1) ON FEBRUARY 21, 2002, THE BOARD OF DIRECTORS APPROVED A DECREASE IN THE MANAGEMENT FEES PAID TO ACCESSOR CAPITAL FOR THE INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND FROM 0.36% TO 0.33% AND AN INCREASE IN THE BASIC MANAGEMENT FEE PAID TO THE MONEY MANAGER FROM 0.02% TO 0.05%, AND A DECREASE IN THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL ON THE U.S. GOVERNMENT MONEY FUND FROM 0.25% TO 0.08%, EFFECTIVE APRIL 30, 2002.


================================================================================


     MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

     Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

     Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the following percentage of each Fund's average daily net assets:

                                         MANAGEMENT FEE TO ACCESSOR CAPITAL
FUND                               (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
GROWTH                                              0.45%
VALUE                                               0.45
SMALL TO MID CAP                                    0.60
INTERNATIONAL EQUITY                                0.55
HIGH YIELD BOND                                     0.36
INTERMEDIATE FIXED-INCOME                           0.33
SHORT-INTERMEDIATE FIXED-INCOME                     0.33
MORTGAGE SECURITIES                                 0.36
U.S. GOVERNMENT MONEY                               0.08



                                  ACCESSOR 29

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities, and 0.05% of the average daily net assets of the U.S. Government Money Funds and (ii) a transaction fee of $0.50 per transaction.


     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.















                                  ACCESSOR 30

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND

     MONEY MANAGER Chicago Equity Partners LLC., 180 North LaSalle Street,
                   Suite 3800, Chicago, IL 60601


     Chicago Equity Partners has managed the Growth Fund since March 16, 2000. Founded in 1998, Chicago Equity Partners has approximately $__ billion in assets under management as of December 31, 2002.


     Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnsen is the Senior Portfolio Manager responsible for the day-to-day management of the Fund. Mr. Johnsen has been with Chicago Equity Partners and its predecessors for over 24 years and as a Senior Portfolio Manager for over eight years.

     Chicago Equity Partners earns a management fee that consists of a basic fee and a performance fee. The basic fee will be equal to an annual rate of 0.10% of the Growth Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Growth Fund's performance exceeds or trails that of the S&P 500/BARRA Growth Index during the applicable measurement period based on the following schedule:




                       AVERAGE
               ANNUALIZED PERFORMANCE
                     DIFFERENTIAL              ANNUAL                TOTAL
BASIC FEE        VS. BENCHMARK INDEX       PERFORMANCE FEE        ANNUAL FEE
--------------------------------------------------------------------------------
 0.10%            >2.00%                       0.22%                 0.32%
                  -

                  >1.00% and <2.00%            0.20%                 0.30%
                  -

                  >0.50% and <1.00%            0.15%                 0.25%
                  -

                  >0.00% and <0.50%            0.10%                 0.20%
                  -

                  >-0.50% and <0.00%           0.05%                 0.15%
                  -

                  <-0.50%                      0.00%                 0.10%

================================================================================


     During the period from the sixth calendar quarter (July 1, 2001) through the 13th calendar quarter (April 1, 2003) of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will be the entire period since the commencement of its management of the Growth Fund with the exception of the quarter immediately preceding the date of calculation.

     Commencing with the 14th quarter (July 1, 2003) of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.


     Under the performance fee formula, Chicago Equity Partners will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 0.50%. Because the performance fee is based on the performance of the Growth Fund relative to its benchmark Index, Chicago Equity Partners may receive a performance fee even if the Growth Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.




                                  ACCESSOR 31

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND

     MONEY MANAGER Wellington Management Company, LLP, 75 State Street, Boston, MA 02109


     Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $___ billion of assets under management as of December 31, 2002.

     Doris Dwyer Chu is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Chu has been with Wellington Management since 1998. From 1985 until 1998, she was a partner and international portfolio manager at Grantham, Mayo, Van Otterloo & Company. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.


     For the first five calendar quarters of management of the Value Fund, Wellington Management will earn a management fee of 0.20% that consists of a basic fee of 0.10% and a portfolio management fee of 0.10%.


     Beginning with the sixth calendar quarter of management by Wellington Management (July 1, 2002), the basic fee will be equal to an annual rate of 0.10 % of the Value Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/BARRA Value Index during the applicable measurement period based on the following schedule:



                      AVERAGE
              ANNUALIZED PERFORMANCE
                    DIFFERENTIAL             ANNUAL                TOTAL
BASIC FEE       VS. BENCHMARK INDEX      PERFORMANCE FEE        ANNUAL FEE
--------------------------------------------------------------------------------
 0.10%           >2.00%                      0.22%                 0.32%
                 -

                 >1.00% and <2.00%           0.20%                 0.30%
                 -

                 >0.50% and <1.00%           0.15%                 0.25%
                 -

                 >0.00% and <0.50%           0.10%                 0.20%
                 -

                 >-0.50% and <0.00%          0.05%                 0.15%
                 -

                 <-0.50%                     0.00%                 0.10%
================================================================================



     During the period from the sixth calendar quarter (July 1, 2002) through the 13th calendar quarter (April 1, 2004) of Wellington Management's management of the Value Fund, the applicable measurement period will be the entire period since the commencement of its management of the Value Fund, with the exception of the quarter immediately preceding the date of calculation.

     Commencing with the 14th quarter (July 1, 2004) of Wellington Management's management of the Value Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.


     Under the performance fee formula, Wellington Management will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Because the performance fee is based on the performance of the Value Fund relative to its benchmark Index, Wellington Management may receive a performance fee even if the Value Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.



                                  ACCESSOR 32

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     MONEY MANAGER SSgA Funds Management, Inc., Two International Place, Boston, MA 02109


     SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $___ billion of assets as of December 31, 2002.

     Ric Thomas, CFA, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund, and Douglas T. Holmes, CFA will act as back up. Mr. Thomas is a Principal of SSgA and a Portfolio Manager in the Enhanced Equity Group, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990. Mr. Holmes is a Principal of SSgA and heads the Global Enhanced Equity Group. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen, a money management firm. Mr. Holmes has been working in the investment management industry since 1980.

     Beginning with the sixth calendar quarter of management by SSgA
     (October 1, 2002), the performance fee for any quarter depends on the percentage amount by which the Small to Mid Cap Fund's performance exceeds, or trails that of the Wilshire 4500 Index during the applicable measurement period based on the schedule to the right as applied to the average daily net assets of the Fund:




            AVERAGE
    ANNUALIZED PERFORMANCE
          DIFFERENTIAL                   ANNUAL
      VS. BENCHMARK INDEX            PERFORMANCE FEE
-----------------------------------------------------
         >3.00%                           0.42%
         >2.00% and <3.00%                0.35%
         >1.00% and <2.00%                0.30%
         >0.50% and <1.00%                0.25%
         >0.00% and <0.50%                0.20%
         >-0.50% and <0.00%               0.15%
         >-1.00% and <-0.50%              0.10%
         >-1.50% and <-1.00%              0.05%
         <-1.50%                          0.00%


     As of the 14th quarter (October 1, 2004) of SSgA's management of the Small to Mid Cap Fund, the applicable measurement period will consist of the twelve most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.


     Under the performance fee formula, SSgA will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Because the performance fee is based on the performance of the Small to Mid Cap Fund relative to its benchmark Index, SSgA may receive a performance fee even if the Small to Mid Cap Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 3.00% or more, the Money Manager will receive 0.42% as its total fee. If the Fund underperforms the benchmark by less than -1.50%, the Money Manager will receive 0.00% as its total fee.




                                  ACCESSOR 33

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     MONEY MANAGER  J. P. Morgan Fleming Asset Management (London) Ltd.,
                    Finsbury Dials, 20 Finsbury
                    London, England  EC2Y9AQ


     JPMorgan Fleming has managed the Fund since January 7, 2002. Founded in 1960, JPMorgan Fleming has approximately $___ billion of assets under management as of December 31, 2002.


     Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BS (Hons) Business Administration from University of Bath. He joined Fleming Investment Management in September 1996. In January 1998, Mr. Harrison became Head of the Global Portfolios Group and was promoted to Managing Director in April 1999. He has 14 years of experience in the investment management industry.

     Mr. Fisher has a BA (Hons) Latin from Reading University. He joined Fleming Investment Management in 1988. In 1991 he joined Jardine Fleming Investment Management Limited in Hong Kong as a Portfolio Manager of the Global Group with responsibility for European markets. In 1994 he assumed responsibility for the management of the European portion of EAFE Plus funds, being appointed Director in 1996, and then Managing Director in May 2001. He has 17 years of experience in the investment management industry.


     JPMorgan Fleming earns a management fee calculated and paid quarterly that, for the first five complete calendar quarters of management by JPMorgan Fleming, consists on an annual basis of a basic fee of 0.20% and a portfolio management of 0.20%, paid quarterly, applied to the average daily net assets of the Fund.

     Prior to JPMorgan Fleming, Nicholas-Applegate Capital Management was the money manager of the International Equity Fund. The former money manager managed the Fund from October 3, 1994 until January 4, 2002. JPMorgan Fleming is paid pursuant to the same management fee structure as Nicholas-Applegate, calculated and paid quarterly. Beginning with the sixth calendar quarter (July 1, 2003) of management by JPMorgan Fleming, the management fee will consist of a basic fee and a performance fee. The basic fee is equal to an annualized rate of 0.20% of the Fund's average daily net assets up to a maximum of $400,000 annualized.


     The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds, or trails that of the MSCI EAFE+EMF Index during the applicable measurement period based on the schedule to the right as applied to the average daily net assets of the Fund:


                        |                                AVERAGE
BASIC     PORTFOLIO     |                         ANNUALIZED PERFORMANCE
FEE     MANAGEMENT FEE  |    BASIC FEE                  DIFFERENTIAL                   ANNUAL                       TOTAL
(THROUGH JUNE 30, 2003) | STARTING 7/1/03*          VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE**
------------------------|-------------------------------------------------------------------------------------------------------
                        |
0.20%     0.20%         | 0.20%                    >4.00%                            0.40%                        0.60%
                        |                          -
                        |
                        |                          >2.00% and <4.00%                 0.30%                        0.50%
                        |                          -
                        |
                        |                          >0.00% and <2.00%                 0.20%                        0.40%
                        |                          -
                        |
                        |                          >-2.00% and <0.00%                0.10%                        0.30%
                        |                          -
                        |
                        |                          <-2.00%                           0.00%                        0.20%
===========================================================================================================================

* UP TO A MAXIMUM OF $400,000 ANNUALIZED
** ASSUMES MONEY MANAGER HAS NOT REACHED A MAXIMUM OF $400,000
================================================================================


     As of the 14th quarter (July 1, 2005) of JP Morgan Fleming's management of the International Equity Fund, the applicable measurement period will consist of the twelve most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.


     Under the performance fee formula, JPMorgan Fleming will receive a performance fee if the International Equity Fund's performance either exceeds or trails the MSCI EAFE+EMF Index by no more than 2.00%. Because the performance fee is based on the performance of the International Equity Fund relative to its benchmark Index, JPMorgan Fleming may receive a performance fee even if the International Equity Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 4.00% or more, the Money Manager may receive up to 0.60% as its total fee. If the Fund underperforms the benchmark by less than -2.00%, the Money Manager may receive up to 0.20% as its total fee.








                                  ACCESSOR 34

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND



     MONEY MANAGER Financial Management Advisors, LLC,
                   1900 Avenue of the Stars, Suite 900,
                   Los Angeles, California   90067

     FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $___ billion of assets under management as of December 31, 2002.


     FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.


     FMA earns a management fee that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Fund's performance exceeds or trails that of its benchmark index, the Lehman Brothers U.S. Corporate High Yield Index, during the applicable measurement period based on the following schedule:




                    AVERAGE
             ANNUALIZED PERFORMANCE
                   DIFFERENTIAL            ANNUAL              TOTAL
BASIC FEE      VS. BENCHMARK INDEX     PERFORMANCE FEE      ANNUAL FEE
----------------------------------------------------------------------
 0.07%          >2.00%                     0.22%               0.29%

                >1.50% and <2.00%          0.20%               0.27%
                -          -

                >1.00% and <1.50%          0.16%               0.23%
                -          -

                >0.50% and <1.00%          0.12%               0.19%
                -          -

                >-0.50% and <0.50%         0.08%               0.15%
                -           -

                >-1.00% and <-0.50%        0.04%               0.11%
                -           -

                <-1.00%                    0.00%               0.07%
                -


     The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, FMA will receive a performance fee if the High Yield Bond Fund's performance either exceeds the Lehman Brothers U.S. Corporate High Yield Index or trails the Lehman Brothers U.S. Corporate High Yield Index by no more than 1.00%. Because the performance fee is based on the performance of the High Yield Bond Fund relative to its benchmark Index, FMA may receive a performance fee even if the High Yield Bond Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.29% as its total fee. If the Fund underperforms the benchmark by less than -1.00%, the Money Manager will receive 0.07% as its total fee.




                                  ACCESSOR 35

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
SHORT-INTERMEDIATE FIXED-INCOME FUND

     MONEY MANAGER Cypress Asset Management, 26607 Carmel Center Place,
                   Suite 101, Carmel, CA 93923


     Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $___ million in assets under management as of December 31, 2002.


     Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.

     Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annualized rate of 0.05% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds that of its respective Benchmark Index, the Lehman Brothers Government/Credit Index (Intermediate Fixed-Income) and the Lehman Brothers Government/Credit 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:

                     AVERAGE
             ANNUALIZED PERFORMANCE
                   DIFFERENTIAL          ANNUAL                       TOTAL
BASIC FEE      VS. BENCHMARK INDEX   PERFORMANCE FEE               ANNUAL FEE
--------------------------------------------------------------------------------
 0.05%          >0.70%                    0.15%                       0.20%

                >0.50% and <0.70%         0.05% plus 1/2(P-0.50%)*   up to 0.20%
                -          _

                >0.35% and <0.50%         0.05%                       0.10%
                -          -

                <0.35%                    0.00%                       0.05%

*P = PERFORMANCE. EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%, THE FEE WOULD BE CALCULATED AS [0.05% BASIC FEE + 0.05% PERFORMANCE FEE + {(0.60% - 0.50%)/2}] = 0.15%

     The applicable measurement period of Cypress' management of each Fund consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance equals or exceeds the Lehman Brothers Government/Credit Index or the Lehman Brother Government/Credit 1-5 Year Index, respectively, by at least 0.35%. Because the performance fee is based on the performance of the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund relative to their respective benchmark Index, Cypress may receive a performance fee even if a Fund's and the Index's total returns are negative. For example if the Fund outperforms the benchmark by 0.70% or more, the Money Manager will receive 0.20% as its total fee. If the Fund underperforms the benchmark by less than 0.35%, the Money Manager will receive 0.05% as its total fee.




                                  ACCESSOR 36

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     MONEY MANAGER BlackRock Financial Management, Inc., 345 Park Avenue,
                   New York, NY 10154


     BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $___ billion in assets under management as of December 31, 2002.


     BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

     BlackRock earns a management fee from the Fund that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:

                    AVERAGE
            ANNUALIZED PERFORMANCE
                  DIFFERENTIAL                ANNUAL                 TOTAL
BASIC FEE     VS. BENCHMARK INDEX         PERFORMANCE FEE         ANNUAL FEE
--------------------------------------------------------------------------------
 0.07%         >2.00%                         0.18%                  0.25%
               -

               >0.50% and <2.00%              0.16%                  0.23%
               -

               >0.25% and <0.50%              0.12%                  0.19%
               -

               >-0.25% and <0.25%             0.08%                  0.15%
               -

               >-0.50% and <-0.25%            0.04%                  0.11%
               -

               <-0.50%                        0.00%                  0.07%

     The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds the Lehman Brothers Mortgage-Backed Securities Index, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Because the performance fee is based on the performance of the Mortgage Securities Fund relative to its benchmark Index, BlackRock may receive a performance fee even if the Mortgage Securities Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.25% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.07% as its total fee.


--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600,
             Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $_ billion of assets under management as of December 31, 2002.


     Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.



                                  ACCESSOR 37

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

     * DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

     * FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.


--------------------------------------------------------------------------------
HOW TO PURCHASE

                                         Advisor Class Shares may not be
                                         purchased on days when the NYSE is
                                         closed for trading: New Year's Day,
                                         Martin Luther King, Jr. Day, Presidents
                                         Day, Good Friday, Memorial Day,
                                         Independence Day, Labor Day,
                                         Thanksgiving Day and Christmas Day.


     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are wired before 3:00 p.m. Eastern time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made any of the following ways:


     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.



                                  ACCESSOR 38

                             PURCHASING FUND SHARES
-------------------------------------------------------------------------------
     * BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Advisor Class Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAs

     Investors may purchase Advisor Class Shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                                        INVESTMENT MINIMUMS
--------------------------------------------------------------------------------------------------------------
                     REGULAR ACCOUNTS                                       RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
    INITIAL INVESTMENT                                        INITIAL INVESTMENT
--------------------------------------------------------------------------------------------------------------

    One Fund only:            $5,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $10,000 aggregated              Educational IRA:               among the Funds
                              among the Funds

    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
    One Fund only:            $1,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $2,000 aggregated               Educational IRA:               among the Funds
                               among the Funds

--------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS
================================================================================
SHARE PRICING

     Investors purchase Advisor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING

     Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

     The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are



                                  ACCESSOR 39

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

     also subject to these limits.


     A Fund or Accessor Capital may also temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program and withdrawals made pursuant to the systematic withdrawal program.


--------------------------------------------------------------------------------
FOR MORE INFORMATION

     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================


                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
     As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Exchanges made within 90 days of purchase may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and sale for tax purposes.




--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.



                                  ACCESSOR 40

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:



     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.


                                        Redemption requests for shares that were purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.


     * BY FAX. Redemption requests may be faxed to Accessor Capital at (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days



                                  ACCESSOR 41

                   REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     * DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds normally pay dividend distributions monthly. The Equity Funds normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

     * OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 42

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.


     Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

     Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.
================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

     Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.




                                  ACCESSOR 43

                                    TAXATION
--------------------------------------------------------------------------------
     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================


                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
     * DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.


     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan on behalf of the U.S. Government Money Fund to pay Accessor Capital for non-distribution related administrative and other services. The ACM administrative fee will not exceed 0.25% annually.







                                  ACCESSOR 44

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND


     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



FOR A SHARE OUTSTANDING                                                  ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                            2002       2001          2000          1999          1998          1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $          $26.79        $   35.08     $   28.88     $   21.57     $   19.51

  NET INVESTMENT INCOME (LOSS)(1)                             0.01            (0.09)        (0.06)         0.04          0.13
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS                                           (4.11)           (8.18)         7.51          9.91          6.31
                                                 ----------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (4.10)           (8.27)         7.45          9.95          6.44

  DISTRIBUTIONS FROM NET INVESTMENT
    INCOME                                                        -             -             -           (0.03)        (0.13)
  DISTRIBUTIONS FROM CAPITAL GAINS                                -           (0.02)        (1.24)        (2.61)        (4.25)
  DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                        -             -           (0.01)          -             -
                                                 -----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               -           (0.02)        (1.25)        (2.64)        (4.38)
                                                 -----------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $            $22.69       $   26.79     $   35.08     $   28.88     $   21.57
                                                 =============================================================================


TOTAL RETURN(2)                                               (15.30)%         (23.58)%       25.87%        46.65%        33.24%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $             $ 159,237     $ 246,641     $ 339,590     $ 157,799     $  87,907

  RATIO OF EXPENSES TO AVERAGE NET ASSETS                       0.85%            0.88%         0.97%         0.92%         0.93%
  RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                                       0.03%           (0.28)%       (0.21)%        0.16%         0.56%
PORTFOLIO TURNOVER RATE                                        75.89%        89.32%        96.55%       112.42%       131.75%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 45

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES

THROUGHOUT THE PERIOD                       2002         2001          2000          1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $            $   20.61     $   20.70     $   21.04     $   20.88     $   17.75

 NET INVESTMENT INCOME(1)                                     0.16          0.25          0.18          0.24          0.26
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                      (2.06)         0.21          1.25          2.45          5.54
                                            ------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                             (1.90)         0.46          1.43          2.69          5.80

 DISTRIBUTIONS FROM NET INVESTMENT
   INCOME                                                    (0.16)        (0.25)        (0.18)        (0.24)        (0.26)
 DISTRIBUTIONS FROM CAPITAL GAINS                            (0.50)        (0.30)        (1.59)        (2.12)        (2.41)
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                    (0.17)          -             -           (0.17)          -
                                            -------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.83)        (0.55)        (1.77)        (2.53)        (2.67)
                                            -------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $   17.88     $   20.61     $   20.70     $   21.04     $   20.88
                                            ===============================================================================

TOTAL RETURN(2)                                              (9.48)%        2.38%         6.87%        12.89%        32.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $ 116,191     $ 151,401     $ 149,183     $ 114,728     $  81,127

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.89%         0.79%         0.97%         1.03%         1.05%
 RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                                          0.83%         1.25%         0.86%         1.06%         1.32%
PORTFOLIO TURNOVER RATE                                     173.17%       139.61%       167.70%       104.85%        68.14%


--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 46

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                       2002             2001          2000          1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $            $   19.96     $   27.39     $   23.53     $   21.82     $   18.82

 NET INVESTMENT INCOME (LOSS)(1)                              0.01         (0.10)        (0.10)        (0.05)          -
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                      (2.83)        (4.54)         6.46          3.50          6.75
                                            ---------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (2.82)        (4.64)         6.36          3.45          6.75

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                                       -             -             -             -             -
 DISTRIBUTIONS FROM CAPITAL GAINS                              -           (2.35)        (2.50)        (1.74)        (3.73)
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                      -           (0.44)          -             -             -
 DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME                                            -             -             -             -           (0.02)
                                            --------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            -           (2.79)        (2.50)        (1.74)        (3.75)
                                            ----------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $   17.14     $   19.96     $   27.39     $   23.53     $   21.82
                                            ===================================================================================


TOTAL RETURN(2)                                             (14.13)%      (18.22)%       27.26%        15.98%        36.14%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $ 162,297     $ 267,999     $ 447,665     $ 260,792     $ 125,221

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      1.06%         1.22%         1.25%         1.22%         1.15%
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                                       0.05%        (0.39)%       (0.47)%       (0.22)%        0.00%
PORTFOLIO TURNOVER RATE                                      65.21%       141.73%       133.14%       110.07%       129.98%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 47

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                       2002          2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $   15.07     $   21.52     $   16.90     $   14.83     $   13.83

 NET INVESTMENT INCOME (LOSS)(1)                              0.03           -            0.02         (0.03)        (0.02)
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                      (3.77)        (5.07)         8.17          2.41          1.54
                                            -------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (3.74)        (5.07)         8.19          2.38          1.52

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                                       -             -             -             -             -
 DISTRIBUTIONS FROM CAPITAL GAINS                              -           (1.36)        (3.57)        (0.31)        (0.50)
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                      -           (0.02)          -             -           (0.02)
                                            --------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            -           (1.38)        (3.57)        (0.31)        (0.52)
                                            --------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $   11.33     $   15.07     $   21.52     $   16.90     $   14.83
                                            ================================================================================


TOTAL RETURN(2)                                             (24.82)%      (24.55)%       48.93%        16.07%        10.96%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $  79,748     $ 163,154     $ 236,869     $ 149,391     $ 151,441

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      1.47%         1.42%         1.37%         1.59%         1.55%
 RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                                0.21%        (0.01)%        0.04%        (0.24)%       (0.20)%
PORTFOLIO TURNOVER RATE                                     147.08%       166.49%       251.23%       196.37%       196.66%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 48

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





FOR A SHARE OUTSTANDING                       ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                         2002        2001         2000(3)
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.10     $   12.00

 NET INVESTMENT INCOME(1)                                     1.03          0.75
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                      (0.45)        (0.98)
                                            -------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              0.58         (0.23)

 DISTRIBUTIONS FROM NET INVESTMENT
   INCOME                                                    (1.07)        (0.67)
 DISTRIBUTIONS FROM CAPITAL GAINS                              -             -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                      -             -
                                            --------------------------------------
TOTAL DISTRIBUTIONS                                          (1.07)        (0.67)
                                            --------------------------------------
NET ASSET VALUE, END OF PERIOD              $                10.61     $   11.10
                                            ======================================

TOTAL RETURN(2)                                               5.19%        (1.99)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $  30,709     $  14,609

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.95%         0.86%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                       9.30%         9.75%*
PORTFOLIO TURNOVER RATE                                      37.07%        11.92%



-------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) FUND COMMENCED OPERATIONS ON MAY 1, 2000.
*ANNUALIZED



                                  ACCESSOR 49

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                       2002           2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.67     $   11.30     $   12.47     $   12.19     $   11.90

 NET INVESTMENT INCOME(1)                                     0.68          0.73          0.68          0.67          0.71
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                       0.23          0.37         (1.12)         0.32          0.29
                                            -------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                              0.91          1.10         (0.44)         0.99          1.00

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                                     (0.69)        (0.73)        (0.68)        (0.67)        (0.71)
 DISTRIBUTIONS FROM CAPITAL GAINS                              -             -           (0.05)        (0.04)          -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                      -             -             -             -             -
                                            --------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.69)        (0.73)        (0.73)        (0.71)        (0.71)
                                            ----------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $   11.89     $   11.67     $   11.30     $   12.47     $   12.19
                                            ================================================================================


TOTAL RETURN(2)                                               8.00%        10.17%        (3.58)%        8.38%         8.62%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $  44,563     $  53,997     $  56,895     $  48,489     $  55,197

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.65%         0.66%         0.68%         0.79%         0.84%
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                       5.73%         6.46%         5.89%         5.46%         5.88%
PORTFOLIO TURNOVER RATE                                      61.25%        42.88%        60.40%       113.00%        84.35%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 50

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                       2002         2001          2000          1999          1998          1997
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.98     $   11.83     $   12.33     $   12.27     $   12.16

 NET INVESTMENT INCOME(1)                                     0.63          0.71          0.63          0.68          0.64
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                       0.17          0.15         (0.49)         0.14          0.11
                                            -----------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              0.80          0.86          0.14          0.82          0.75

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                                     (0.66)        (0.71)        (0.63)        (0.63)        (0.64)
 DISTRIBUTIONS FROM CAPITAL GAINS                              -             -           (0.01)        (0.13)          -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                      -             -             -             -             -
                                            -----------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.66)        (0.71)        (0.64)        (0.76)        (0.64)
                                            -----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $   12.12     $   11.98     $   11.83     $   12.33     $   12.27
                                            =================================================================


TOTAL RETURN(2)                                               6.77%         7.54%         1.22%         6.87%         6.33%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $  55,747     $  55,251     $  50,200     $  42,454     $  40,942

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.67%         0.66%         0.70%         0.82%         0.86%
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                       5.26%         5.99%         5.32%         5.12%         5.20%
PORTFOLIO TURNOVER RATE                                      83.37%        54.48%        45.89%        69.64%        53.30%




--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 51

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                       2002         2001          2000          1999          1998          1997
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $   12.52     $   11.98     $   12.59     $   12.60     $   12.23

 NET INVESTMENT INCOME(1)                                     0.71          0.74          0.73          0.70          0.72
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                       0.23          0.54         (0.58)         0.09          0.42
                                            -----------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              0.94          1.28          0.15          0.79          1.14

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                                     (0.71)        (0.74)        (0.73)        (0.70)        (0.72)
 DISTRIBUTIONS FROM CAPITAL GAINS                            (0.06)          -           (0.03)        (0.10)        (0.05)
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                      -             -             -             -             -
                                            -----------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.77)        (0.74)        (0.76)        (0.80)        (0.77)
                                            -----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $   12.69     $   12.52     $   11.98     $   12.59     $   12.60
                                            =================================================================


TOTAL RETURN(2)                                               7.68%        11.11%         1.19%         6.43%         9.53%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $ 111,948     $ 123,632     $ 127,307     $ 128,788     $ 109,747

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.87%         0.87%         0.89%         0.88%         0.84%
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                       5.62%         6.13%         5.91%         5.59%         5.93%
PORTFOLIO TURNOVER RATE                                     228.07%       263.34%       273.95%       278.18%       211.66%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 52

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                       2002         2001          2000          1999          1998          1997
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

 NET INVESTMENT INCOME(1)                                     0.04          0.06          0.05          0.05          0.05
 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                                     (0.04)        (0.06)        (0.05)        (0.05)        (0.05)
NET ASSET VALUE, END OF PERIOD                           $    1.00     $    1.00     $    1.00     $    1.00     $    1.00


TOTAL RETURN(2)                                               3.81%         5.99%         4.72%         5.00%         5.07%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                 $1,177,405    $ 552,255     $ 380,620     $ 153,148     $  50,910

 RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.44%         0.45%         0.48%         0.53%         0.54%
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                       3.48%         5.88%         4.66%         4.83%         4.96%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.



                                  ACCESSOR 53

                                   APPENDIX A
--------------------------------------------------------------------------------

     The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX*

     The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 427 NYSE, 71 NASDAQ and 2 AMEX traded companies.

     Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

     The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

     Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.
--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND
POOR"S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX *** S&P 500/BARRA VALUE INDEX

     BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

     The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

     Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

     Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.


     As of December 31, 2002, there were ___ companies in the Value Index and ___ companies in the Growth Index.



                                  ACCESSOR 54

                                   APPENDIX A
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX*

     While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 17% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7000 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

     Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to
     1.0 on December 31, 1970.



--------------------------------------------------------------------------------
*"WILSHIRE 4500" AND "WILSHIRE 5000" ARE REGISTERED TRADEMARKS OF WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY WILSHIRE ASSOCIATES.


--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EMF INDEX*

     The MSCI EAFE + EMF Index is a market-capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

     The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

     MSCI Emerging Markets Free ("EMF") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 27 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

     The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


     As of December 31, 2002, the MSCI EAFE + EMF Index consisted of _____ companies traded on stock markets in __ countries. The weighting of the MSCI EAFE + EMF Index by country was as follows:

     Developed Markets: Australia ____%, Austria ____%, Belgium ____%, Denmark ____%, Finland ____%, France ____%, Germany ____%, Hong Kong ____%, Ireland
     ____%, Italy ____%, Japan _____%, Netherlands ____%, New Zealand ____%, Norway ____%, Portugal ____%, Singapore ____%, Spain ____%, Sweden ____%, Switzerland ____%, United Kingdom _____%.




                                  ACCESSOR 55

                                   APPENDIX A
--------------------------------------------------------------------------------

     Emerging Markets: Argentina ____%, Brazil ____%, Chile ____%, China ____%, Colombia ____%, Czech Republic ____%, Egypt ____%, Greece ____%, Hungary ____%, India ____%, Indonesia Free ____%, Israel ____%, Jordan ____%, Korea (South) ____%, Malaysia ____%, Mexico Free ____%, Morocco ____%, Pakistan ____%, Peru ____%, Philippines ____%, Poland ____%, Russia ____%, South Africa ____%, Sri Lanka ____%, Taiwan Free ____%, Thailand ____%, Turkey ____%, Venezuela ____%.


     Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EMF Index was equal to 100.0 on January 1, 1988. As of December 31, 2002, the current value of the MSCI EAFE + EMF Index was ____.




--------------------------------------------------------------------------------
   *"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL.

--------------------------------------------------------------------------------
LEHMAN BROTHERS*
GOVERNMENT/CREDIT INDEX
GOVERNMENT/CREDIT 1-5 YEAR INDEX
U.S. CORPORATE HIGH YIELD INDEX
MORTGAGE-BACKED SECURITIES INDEX

     The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

     The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

     The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

     The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

     The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

     The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with



--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.



                                  ACCESSOR 56

                                   APPENDIX A
--------------------------------------------------------------------------------
     a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

     The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).













                                  ACCESSOR 57

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

* Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period
*    Fund performance data and financial statements
*    Fund holdings.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549-0102
Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
e-mail:  publicinfo@sec.gov
web site:  www.sec.gov

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                              INVESTOR CLASS SHARES


ACCESSOR FUNDS, INC. PROSPECTUS                                   ________, 2003


                                  EQUITY FUNDS

                                     GROWTH
                                      VALUE
                                SMALL TO MID CAP
                              INTERNATIONAL EQUITY


                                FIXED-INCOME FUND

                                 HIGH YIELD BOND
                            INTERMEDIATE FIXED-INCOME
                         SHORT-INTERMEDIATE FIXED-INCOME
                               MORTGAGE SECURITIES
                              U.S. GOVERNMENT MONEY

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.



        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE



                                 [LOGO] ACCESSOR
                                        ------

                               THE ACCESSOR FUNDS


     * A family of 15 mutual funds, each with three classes of shares, and one with four classes of shares. This Prospectus describes the Investor Class Shares of nine of the Funds (each a "Fund"): Growth, Value, Small to Mid Cap, International Equity, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U.S. Government Money Funds. For information about the other Accessor Funds or classes, please request the current Accessor Funds Prospectuses.


     * A variety of equity, fixed-income and balanced mutual funds.

     * When used together, designed to help investors realize the benefits of asset allocation and diversification.

     * Managed and administered by Accessor Capital Management LP ("Accessor Capital").

     * Sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund which is advised directly by Accessor Capital).

     DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

     ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      ***

     DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

                               TABLE OF CONTENTS


THE FUNDS
   Fund Details and Performance....................................................................2
   Equity Funds' Expenses.........................................................................20
   Fixed-Income Funds' Expenses...................................................................21
   Equity Funds' Securities and Risks.............................................................23
   Equity Funds' Other Investment Strategies, Security Types and Risks............................24
   Fixed-Income Funds' Securities and Risks.......................................................25
   Fixed-Income Funds' Other Investment Strategies, Security Types and Risks......................27
   Management, Organization and Capital Structure.................................................29

SHAREHOLDER INFORMATION
   Purchasing Fund Shares.........................................................................38
   Exchanging Fund Shares.........................................................................40
   Redeeming Fund Shares..........................................................................41
   Dividends and Distributions....................................................................42
   Valuation of Securities........................................................................43
   Taxation.......................................................................................43
   Service & Distribution Arrangements............................................................44
   Financial Highlights...........................................................................45

APPENDIX A
   Description of Fund Indices....................................................................54

                                   GROWTH FUND
                                  FUND DETAILS


--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Chicago Equity Partners LLC ("Chicago Equity Partners"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth Index. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. The Money Manager attempts to exceed the performance of its benchmark over a cycle of five years by investing primarily in stock of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

     Chicago Equity Partners uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Chicago Equity Partners believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Chicago Equity Partners will sell a stock if it determines that the company's growth potential is not met or if better opportunities are identified among its peers.

                                        SPECIAL NOTE

                                        Accessor Funds' domestic equity funds
                                        are designed so that investments in
                                        large capitalization companies, such as
                                        those tracked by a broad index such as
                                        the S&P 500 Index, are covered equally
                                        by investments in the Accessor Growth
                                        and Accessor Value Funds. The Accessor
                                        Small to Mid Cap Fund is primarily
                                        designed to invest in domestic stocks
                                        outside such an index. As of March 31,
                                        2003, the market capitalization of the
                                        S&P 500 Index ranged from $____ million
                                        for the smallest company to $____
                                        billion for the largest company. The
                                        weighted average market value of the
                                        Index was $___ billion, which may vary
                                        from month to month.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.




                                   ACCESSOR 2

                             GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------

     The follwing bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 15, 2000. The chart and table reflect results acheived by the previous Money Managers for periods prior to that date.




--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                           YEAR TO DATE

                                                   _____%

25.23  -23.99   -15.73                          AS OF 3/31/03
-----------------------------                   ------------
  99      00      01     02                     BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                --------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    S&P 500/BARRA GROWTH INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)




                             *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98

     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The S&P 500/BARRA Growth Index is an unmanaged index of growth stocks in the S&P 500. Large capitalization growth stocks are the stocks within the S&P 500 that generally have high expected earnings growth and higher than average price-to-book ratios.




                                   ACCESSOR 3

                                   VALUE FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are under-valued. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.

     Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.

                                        SPECIAL NOTE

                                        Accessor Funds' domestic equity funds
                                        are designed so that investments in
                                        large capitalization companies, such as
                                        those tracked by a broad index such as
                                        the S&P 500 Index, are covered equally
                                        by investments in the Accessor Growth
                                        and Accessor Value Funds. The Accessor
                                        Small to Mid Cap Fund is primarily
                                        designed to invest in domestic stocks
                                        outside such an index. As of March 31,
                                        2003, the market capitalization of the
                                        S&P 500 Index ranged from $____ million
                                        for the smallest company to $____
                                        billion for the largest company. The
                                        weighted average market value of the
                                        Index was $___ billion, which may vary
                                        from month to month.



--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. The value stocks that the Value Fund invests in tend to be issued by larger, more established companies, and may underperform in periods of general market strength. Value stocks contained in the S&P 500 have generated less current income in recent years than they have in earlier periods.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     PORTFOLIO TURNOVER. The Value Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after-tax returns for shareholders holding Value Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 4

                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
                   VALUE FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31 EACH YEAR                           YEAR TO DATE

                                                   _____%

6.35    1.88    -9.94                           AS OF 3/31/03
-----------------------------                   ------------
 99      00       01      02                    BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF  FUND SHARES
    S&P 500/BARRA VALUE INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)



                             *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.




                                   ACCESSOR 5

                             SMALL TO MID CAP FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of small and medium capitalization issuers. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Wilshire 4500 Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective.


     SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multi-factor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


                                                  SPECIAL NOTE

                                                  As of March 31, 2003, the
                                                  market capitalization of the
                                                  Wilshire 4500 Index ranged
                                                  from under $1 million for the
                                                  smallest company to $_____
                                                  billion for the largest
                                                  company. The weighted average
                                                  market value of the Index was
                                                  $___ billion, which will vary
                                                  from month to month.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS    STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     PORTFOLIO TURNOVER. The Small to Mid Cap Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding Small to Mid Cap Fund shares in taxable accounts.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 6

                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                           YEAR TO DATE

                                                   _____%

26.60   -18.60  -14.59                          AS OF 3/31/03
------------------------------                  ------------
 99       00      01      02                    BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & sale of fund shares
    WILSHIRE 4500 INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *6/24/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.





                                   ACCESSOR 7

                            INTERNATIONAL EQUITY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants. Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, New Zealand and Singapore). The Fund normally intends to maintain investments in at least three different countries outside the United States. This Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, this Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large.

     J.P. Morgan Fleming Asset Management (London) Limited, ("JPMorgan Fleming") the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, is best placed in order to enable the Fund to consistently outperform the Morgan Stanley Capital International ("MSCI") EAFE(R)+EMF Index. See Appendix A for a list of countries included in the MSCI EAFE+EMF Index.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     PORTFOLIO TURNOVER. The International Equity Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding International Equity Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 8

                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------



     The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 7, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.



--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                           YEAR TO DATE

                                                   _____%

48.23   -24.92  -25.19                          AS OF 3/31/03
------------------------------                  ------------
  99       00      01      02                   BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    MSCI EAFE+EMF INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                             *7/6/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------


(1) The MSCI EAFE + EMF INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.




                                   ACCESSOR 9

                              HIGH YIELD BOND FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


     PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate debt securities commonly referred to as "junk bonds." High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally maintain an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index.

     Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.



     DURATION


     Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the Lehman Brothers U.S. Corporate High Yield Index duration was ____ years, although that duration will vary in the future.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Lower rated debt securities can be more sensitive to these factors.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

     LOWER RATE DEBT SECURITIES. Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Because of its investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. Lower rated debt securities can be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 10

                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

        4.66                                            AS OF 3/31/03
     ---------------                                    ------------
         01      02                                     BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                  ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                             *5/1/00 INCEPTION DATE, INDEX MEASURED FROM 6/30/00


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate corporate bonds rated below investment grade.



                                  ACCESSOR 11

                         INTERMEDIATE FIXED-INCOME FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund seeks to have a dollar-weighted average portfolio duration of between three and eight years and normally invest in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit Index (the "LBGC Index"). The Fund invests principally in debt securities rated A or higher by S&P or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's.


     Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.


     DURATION

     Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the LBGC Index duration was ____ years, although that duration will vary in the future.



--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.

     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.


     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

     LOWER RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Such securities may be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 12

                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

-4.05   9.64    7.64                                    AS OF 3/31/03
---------------------------                             ------------
  99     00      01     02                              BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   since
                                                                                   1 YR           INCEPT*
                                                                                  -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *7/14/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.



                                  ACCESSOR 13

                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund seeks to have a dollar-weighted average portfolio duration of not less than two years nor more than five years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase.


     Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


     DURATION


     Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the LBGC 1-5 Index duration was ____ years, although that duration will vary in the future.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 14

     LOWER RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Such securities may be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.

--------------------------------------------------------------------------------
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

0.70    7.04    6.15                                    AS OF 3/31/03
----------------------------                            ------------
 99      00      01      02                             BEST QUARTER

                                                           _____%


                                                        -------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                  ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *7/14/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.



                                  ACCESSOR 15

                            MORTGAGE SECURITIES FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


     PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund seeks an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index").


     BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

     *    controlled duration (controlling sensitivity to interest rates);
     * relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
     * rigorous quantitative analysis to security valuation (mathematically analyzing a security's value); and
     *    quality credit analysis (analyzing a security's credit quality).

     BlackRock's Investment Strategy Committee determines the firm's broad investment strategy based on macroeconomics (for example, interest rate trends) and market trends, as well as input from risk management and credit committee professionals. Fund managers then implement this strategy by selecting the sectors and securities which offer the greatest relative value within investment guidelines. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


     DURATION


     Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the duration of the LBM Index was ____ years, although the duration will vary in the future.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. The market value of mortgage related securities can and will fluctuate as interest rates and market conditions change. Fixed-rate mortgages can decline in value during periods of rising interest rates.

     PREPAYMENT RISK. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate.

     ISSUER RISK. Changes in the financial conditions of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     PORTFOLIO TURNOVER. The Mortgage Securities Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding Mortgage Securities Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 16

                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

0.69    10.58   7.14                                    AS OF 3/31/03
----------------------------                            -------------
 99       00     01      02                             BEST QUARTER

                                                           _____%


                                                        -------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                  -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                             *7/8/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION.



                                  ACCESSOR 17

                           U.S. GOVERNMENT MONEY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.


     Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.


     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS INTEREST RATE RISK. The Fund's yield will vary and is expected to react to changes in short-term interest rates. Increases in interest rates can cause the price of a debt security to decrease.


     INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.


     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.

     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 18

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

4.20    5.47    3.30                                    AS OF 3/31/03
---------------------------                             -------------
 99      00      01     02                              BEST QUARTER

                                                           _____%


                                                        -------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *7/29/98 INCEPTION DATE, INDEX MEASURED FROM 7/31/98


--------------------------------------------------------------------------------


(1) THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.
    THE U.S. GOVERNMENT MONEY FUND'S 7-DAY EFFECTIVE YIELD ON 12/31/02 WAS ____%. FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.




                                  ACCESSOR 19

                             EQUITY FUNDS' EXPENSES
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Equity Funds. Except where noted, the tables reflect historical fees and expenses of the Funds.


                                                                                   SMALL TO  INTERNATIONAL
                                                            GROWTH       VALUE      MID CAP      EQUITY
----------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES(1, 2)
    (fees paid directly from your investment)
    MAXIMUM SALES CHARGE IMPOSED
     ON PURCHASES (AS A PERCENT OF OFFERING PRICE)            NONE        NONE        NONE        NONE
    MAXIMUM SALES CHARGE IMPOSED
     ON REINVESTED DIVIDENDS                                  NONE        NONE        NONE        NONE
    MAXIMUM DEFERRED SALES CHARGE                             NONE        NONE        NONE        NONE
    REDEMPTION FEE(3) (AS A PERCENT OF AMOUNT REDEEMED)       2.00%       2.00%       2.00%       2.00%
-------------------------------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES
    (expenses deducted from fund assets)
    MANAGEMENT FEES(4)                                        %
    DISTRIBUTION AND SERVICE (12B-1) FEE                      0.25        0.25        0.25        0.25
    OTHER EXPENSES(5)
     ADMINISTRATIVE SERVICE FEE(6)                            0.25        0.25        0.25        0.25
     ACM ADMINISTRATIVE FEE                                   NONE        NONE        NONE        NONE
    TOTAL OTHER EXPENSES
                                                              ----------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES
                                                              ========================================

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 39. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS.

(5) OTHER EXPENSES ARE RESTATED TO REFLECT ESTIMATED OTHER EXPENSES FOR THE CURRENT FISCAL YEAR.


(6) PURSUANT TO AN ADMINISTRATIVE SERVICES PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS A NON-DISTRIBUTION RELATED ADMINISTRATIVE SERVICES FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY
    FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.



--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                  ACCESSOR 20

   FUND                                        ONE YEAR         THREE YEARS        FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   GROWTH                                     $
   VALUE
   SMALL TO MID CAP
   INTERNATIONAL EQUITY


                          FIXED-INCOME FUNDS' EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fixed-Income Funds. Except where noted, the tables reflect historical fees and expenses of the Funds.


                                                            HIGH    INTERMEDIATE   SHORT-                  U.S.
                                                           YIELD       FIXED-   INTERMEDIATE  MORTGAGE  GOVERNMENT
                                                            BOND       INCOME   FIXED-INCOME  SECURITIES   MONEY
-------------------------------------------------------------------------------------------------------------------
       SHAREHOLDER FEES(1, 2)
       (fees paid directly from your investment)
       MAXIMUM SALES CHARGE IMPOSED
        ON PURCHASES (AS A PERCENT OF OFFERING PRICE)        NONE        NONE        NONE        NONE        NONE
       MAXIMUM SALES CHARGE IMPOSED
        ON REINVESTED DIVIDENDS                              NONE        NONE        NONE        NONE        NONE
       MAXIMUM DEFERRED SALES CHARGE                         NONE        NONE        NONE        NONE        NONE
       REDEMPTION FEE(3) (AS A PERCENT OF AMOUNT REDEEMED)   2.00%       NONE        NONE        NONE        NONE
-----------------------------------------------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
       (expenses deducted from fund assets)
       MANAGEMENT FEES(4)                                    %
       DISTRIBUTION AND SERVICE (12B-1) FEE                  0.25        0.25        0.25        0.25        0.25
       OTHER EXPENSES(5)
        ADMINISTRATIVE SERVICE FEE(6)                        0.25        0.25        0.25        0.25        0.25
        ACM ADMINISTRATIVE FEE  (7)                          NONE        NONE        NONE        NONE        0.25
       TOTAL OTHER EXPENSES
                                                             -----------------------------------------------------
       TOTAL ANNUAL FUND OPERATING EXPENSES
                                                             =====================================================

--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 39. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.


(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.


(5) OTHER EXPENSES FOR THE FUNDS HAVE BEEN UPDATED TO REFLECT CURRENT EXPENSES.

(6) PURSUANT TO AN ADMINISTRATIVE SERVICES PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.


(7) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.






                                  ACCESSOR 21

                          FIXED-INCOME FUNDS' EXPENSES
--------------------------------------------------------------------------------
     The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   FUND                                        ONE YEAR         THREE YEARS        FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   HIGH YIELD BOND                            $
   INTERMEDIATE FIXED-INCOME
   SHORT-INTERMEDIATE FIXED-INCOME
   MORTGAGE SECURITIES
   U.S. GOVERNMENT MONEY
=============================================================================================================














                                  ACCESSOR 22

                       EQUITY FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------


     This section describes some of the security types for and risks of investing in the Growth, Value, Small to Mid Cap, and International Equity Funds, the Accessor Funds' "Equity Funds." Each security type and risk is a primary security type or risk for those Equity Funds shown in parentheses.


     Many factors affect each Fund's performance. A Fund's share price changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.



     * TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

     * PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders and may adversely affect the Funds' performance.

     * CHANGES OF OBJECTIVES AND POLICIES. Each Fund's investment objective stated in the Equity Funds' Fund Details section is fundamental and may not be changed without shareholder approval. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.



--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES


     * EQUITY SECURITIES (All Equity Funds) represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.


--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * STOCK MARKET VOLATILITY. (All Equity Funds) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.

     * COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     * SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     * SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     * FOREIGN EXPOSURE. (International Equity Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a risk for the other Equity Funds. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.


     Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth,



                                  ACCESSOR 23

                       EQUITY FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------
     infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

     Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.


--------------------------------------------------------------------------------
                   EQUITY FUNDS' OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS

--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     * GROWTH FUND. The Fund may be invest in equity securities of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

     * VALUE FUND. The Fund may be invested in equity securities of foreign issuers with large market capitalizations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and to enhance income, but not for speculation.

     * SMALL TO MID CAP FUND. The Fund may invest up to 20% of its net assets in common stocks of foreign issuers with small to medium market capitalizations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

     * INTERNATIONAL EQUITY FUND. The Fund may invest in foreign securities traded in U.S. Markets through American Depository Receipts ("ADRs"). The Fund may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES


     * DEBT SECURITIES (All Equity Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate debt securities, including convertible bonds, government securities, and mortgage and other asset-backed securities.

     * OPTIONS, FUTURES AND OTHER DERIVATIVES. (All Equity Funds) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.





                                  ACCESSOR 24

                   EQUITY FUNDS' OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISK
--------------------------------------------------------------------------------
     * REPURCHASE AGREEMENTS (All Equity Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.


--------------------------------------------------------------------------------
OTHER RISKS


     * INTEREST RATE CHANGES. (All Equity Funds) The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.

     * RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Equity Funds) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.


================================================================================

                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------


     This section describes some of the security types for and the risks of investing in the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities, and U.S. Government Money Funds, the Accessor Funds' "Fixed-Income Funds." Each security type and risk is a primary security type or risk for the Fixed-Income Funds shown in parentheses.


     Many factors affect each Fund's performance. A Fund's yield and (except the U.S. Government Money Fund's) share price changes daily based on changes in the financial markets, and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.



     * TEMPORARY MARKET STRATEGIES. In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

     * PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders and may adversely affect the Fund's performance.

     * CHANGES OF INVESTMENT OBJECTIVES AND POLICIES. Each Fund's investment objective stated in the Fixed-Income Funds' Fund Details section is fundamental and may not be changed without shareholder approval. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.



--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES


     * DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate debt securities including convertible bonds, government securities, and mortgage and other asset-backed securities.

     * HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) are a principal security type for the High Yield Bond Fund




                                  ACCESSOR 25

                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------
     and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


     * MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

     * U.S. GOVERNMENT SECURITIES (Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, U.S. Government Money Fund)are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     * MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.


--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * BOND MARKET VOLATILITY. (All Fixed-Income Funds) Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with short maturities.

     * ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

     * CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

     * LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities



                                  ACCESSOR 26

                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------
     have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

     Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.


     * INTEREST RATE RISK. (All Fixed-Income Funds) Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

     * PREPAYMENT RISK. (Mortgage Securities Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

     * INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.



================================================================================

                      FIXED-INCOME FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES


     * HIGH YIELD BOND FUND. The Fund may also invest in investment grade bonds of foreign issuers. The Fund will not invest in securities that, at the time of initial investment, are rated higher than BBB+ or lower than CCC-by S&P or higher than Baa3 or lower than B3 by Moody's, or in unrated securities that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

     * INTERMEDIATE FIXED-INCOME FUND. The Fund may be invested in debt securities of foreign issuers if the Money Manager or Accessor Capital determines the securities to be of comparable quality to securities rated A or




                                  ACCESSOR 27

                      FIXED-INCOME FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
     higher at the time of purchase. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * SHORT-INTERMEDIATE FIXED-INCOME FUND. The Fund may be invested in debt securities of foreign issuers if Cypress or Accessor Capital determines the securities to be of comparable quality to securities rated A or higher at the time of purchase. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * MORTGAGE SECURITIES FUND. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * U.S. GOVERNMENT MONEY FUND. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.


--------------------------------------------------------------------------------
OTHER SECURITY TYPES


     * EQUITY SECURITIES (High Yield Bond Fund) such as common stock and preferred stock, represent an equity or ownership interest in an issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

     * REPURCHASE AGREEMENTS (All Fixed-Income Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

     * OPTIONS, FUTURES AND OTHER DERIVATIVES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.


--------------------------------------------------------------------------------
OTHER RISKS


     * STOCK MARKET VOLATILITY. (High Yield Bond Fund) The value of equity securities fluctuates in response to issuer, political, market and economic developments.

     * FOREIGN EXPOSURE. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) Foreign securities, such as debt securities of foreign issuers, can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make investing in foreign securities more volatile and less liquid than U.S. investments.

     * RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.




                                  ACCESSOR 28

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.


     Each Fund paid the following management fees in fiscal year 2002 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager:

                                                TOTAL MANAGEMENT FEES
                                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         FUND                                   FOR FISCAL YEAR 2002
--------------------------------------------------------------------------------
         GROWTH                                          0.60%
         VALUE                                           0.65
         SMALL TO MID CAP                                0.79
         INTERNATIONAL EQUITY                            1.04
         HIGH YIELD BOND                                 0.55
         INTERMEDIATE FIXED-INCOME                       0.38(1)
         SHORT-INTERMEDIATE FIXED-INCOME                 0.38(1)
         MORTGAGE SECURITIES                             0.58
         U.S. GOVERNMENT MONEY                           0.25(1)
--------------------------------------------------------------------------------
     (1) ON FEBRUARY 21, 2002, THE BOARD OF DIRECTORS APPROVED A DECREASE IN THE MANAGEMENT FEES PAID TO ACCESSOR CAPITAL FOR THE INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND FROM 0.36% TO 0.33% AND AN INCREASE IN THE BASIC MANAGEMENT FEE PAID TO THE MONEY MANAGER FROM 0.02% TO 0.05%, AND A DECREASE IN THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL ON THE U.S. GOVERNMENT MONEY FUND FROM 0.25% TO 0.08%, EFFECTIVE APRIL 30, 2002.
================================================================================



     MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

     Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

     Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the following percentage of each Fund's average daily net assets:

                                        MANAGEMENT FEE TO ACCESSOR CAPITAL
         FUND                      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
         GROWTH                                        0.45%
         VALUE                                         0.45
         SMALL TO MID CAP                              0.60
         INTERNATIONAL EQUITY                          0.55
         HIGH YIELD BOND                               0.36
         INTERMEDIATE FIXED-INCOME                     0.33
         SHORT-INTERMEDIATE FIXED-INCOME               0.33
         MORTGAGE SECURITIES                           0.36
         U.S. GOVERNMENT MONEY                         0.08



                                  ACCESSOR 29

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities, and 0.05% of the average daily net assets of the U.S. Government Money Funds and (ii) a transaction fee of $0.50 per transaction.



     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.




















                                  ACCESSOR 30

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND

     MONEY MANAGER Chicago Equity Partners LLC., 180 North LaSalle Street, Suite 3800, Chicago, IL 60601


     Chicago Equity Partners has managed the Growth Fund since March 16, 2000. Founded in 1998, Chicago Equity Partners has approximately $___ billion in assets under management as of December 31, 2002.


     Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnsen is the Senior Portfolio Manager responsible for the day-to-day management of the Fund. Mr. Johnsen has been with Chicago Equity Partners and its predecessors for over 24 years and as a Senior Portfolio Manager for over eight years.

     Chicago Equity Partners earns a management fee that consists of a basic fee and a performance fee. The basic fee will be equal to an annual rate of 0.10% of the Growth Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Growth Fund's performance exceeds or trails that of the S&P 500/BARRA Growth Index during the applicable measurement period based on the following schedule:


                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
----------------------------------------------------------------------------------------------------------
            0.10%                  >2.00%                            0.22%                        0.32%
                                   -

                                   >1.00% and <2.00%                 0.20%                        0.30%
                                   -

                                   >0.50% and <1.00%                 0.15%                        0.25%
                                   -

                                   >0.00% and <0.50%                 0.10%                        0.20%
                                   -

                                   >-0.50% and <0.00%                0.05%                        0.15%
                                   -

                                   <-0.50%                           0.00%                        0.10%
==========================================================================================================


     During the period from the sixth calendar quarter (July 1, 2001) through the 13th calendar quarter (April 1, 2003) of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will be the entire period since the commencement of its management of the Growth Fund with the exception of the quarter immediately preceding the date of calculation.

     Commencing with the 14th quarter (July 1, 2003) of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.


     Under the performance fee formula, Chicago Equity Partners will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 0.50%. Because the performance fee is based on the performance of the Growth Fund relative to its benchmark Index, Chicago Equity Partners may receive a performance fee even if the Growth Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.




                                  ACCESSOR 31

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND

     MONEY MANAGER Wellington Management Company, LLP, 75 State Street, Boston, MA 02109


     Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $___ billion of asssets under management as of December 31, 2002.


     Doris Dwyer Chu is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Chu has been with Wellington Management since 1998. From 1985 until 1998, she was a partner and international portfolio manager at Grantham, Mayo, Van Otterloo & Company. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.


     For the first five calendar quarters of management of the Value Fund, Wellington Management will earn a management fee of 0.20% that consists of a basic fee of 0.10% and a portfolio management fee of 0.10%.


     Beginning with the sixth calendar quarter of management by Wellington Management (July 1, 2002), the basic fee will be equal to an annual rate of
     0.10 % of the Value Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/BARRA Value Index during the applicable measurement period based on the following schedule:


                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
---------------------------------------------------------------------------------------------------------
            0.10%                  >2.00%                            0.22%                        0.32%
                                   -

                                   >1.00% and <2.00%                 0.20%                        0.30%
                                   -

                                   >0.50% and <1.00%                 0.15%                        0.25%
                                   -

                                   >0.00% and <0.50%                 0.10%                        0.20%
                                   -

                                   >-0.50% and <0.00%                0.05%                        0.15%
                                   -

                                   <-0.50%                           0.00%                        0.10%
===========================================================================================================




     During the period from the sixth calendar quarter (July 1, 2002) through the 13th calendar quarter (April 1, 2004) of Wellington Management's management of the Value Fund, the applicable measurement period will be the entire period since the commencement of its management of the Value Fund, with the exception of the quarter immediately preceding the date of calculation.

     Commencing with the 14th quarter (July 1, 2004) of Wellington Management's management of the Value Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.


     Under the performance fee formula, Wellington Management will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Because the performance fee is based on the performance of the Value Fund relative to its benchmark Index, Wellington Management may receive a performance fee even if the Value Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.




                                  ACCESSOR 32

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     MONEY MANAGER SSgA Funds Management, Inc., Two International Place, Boston, MA 02109


     SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $___ billion of assets as of December 31, 2002.

     Ric Thomas, CFA, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund, and Douglas T. Holmes, CFA will act as back up. Mr. Thomas is a Principal of SSgA and a Portfolio Manager in the Enhanced Equity Group, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990. Mr. Holmes is a Principal of SSgA and heads the Global Enhanced Equity Group. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen, a money management firm. Mr. Holmes has been working in the investment management industry since 1980.

     Beginning with the sixth calendar quarter of management by SSgA (October 1, 2002), the performance fee for any quarter depends on the percentage amount by which the Small to Mid Cap Fund's performance exceeds, or trails that of the Wilshire 4500 Index during the applicable measurement period based on the schedule to the right as applied to the average daily net assets of the
     Fund:



                          AVERAGE
                  ANNUALIZED PERFORMANCE
                        DIFFERENTIAL                   ANNUAL
                    VS. BENCHMARK INDEX            PERFORMANCE FEE
              ----------------------------------------------------
                       >3.00%                           0.42%
                       -

                       >2. 00% and <3.00%               0.35%
                       -

                       >1.00% and <2.00%                0.30%
                       -

                       >0.50% and <1.00%                0.25%

                       >0.00% and <0.50%                0.20%
                       -

                       >-0.50% and <0.00%               0.15%
                       -

                       >-1.00% and <-0.50%              0.10%
                       -

                       >-1.50% and <-1.00%              0.05%
                       -

                       <-1.50%                          0.00%
              ====================================================


     As of the 14th quarter (October 1, 2004) of SSgA's management of the Small to Mid Cap Fund, the applicable measurement period will consist of the twelve most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.


     Under the performance fee formula, SSgA will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Because the performance fee is based on the performance of the Small to Mid Cap Fund relative to its benchmark Index, SSgA may receive a performance fee even if the Small to Mid Cap Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 3.00% or more, the Money Manager will receive 0.42% as its total fee. If the Fund underperforms the benchmark by less than -1.50%, the Money Manager will receive 0.00% as its total fee.






                                  ACCESSOR 33

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND


     MONEY MANAGER J. P. Morgan Fleming Asset Management (London) Ltd.,
                   Finsbury Dials, 20 Finsbury London, England  EC2Y9AQ


     JPMorgan Fleming has managed the Fund since January 7, 2002. Founded in 1960, JPMorgan Fleming has approximately $___ billion of assets under management as of December 31, 2002.


     Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BS (Hons) Business Administration from University of Bath. He joined Fleming Investment Management in September 1996. In January 1998, Mr. Harrison became Head of the Global Portfolios Group and was promoted to Managing Director in April 1999. He has 14 years of experience in the investment management industry.

     Mr. Fisher has a BA (Hons) Latin from Reading University. He joined Fleming Investment Management in 1988. In 1991 he joined Jardine Fleming Investment Management Limited in Hong Kong as a Portfolio Manager of the Global Group with responsibility for European markets. In 1994 he assumed responsibility for the management of the European portion of EAFE Plus funds, being appointed Director in 1996, and then Managing Director in May 2001. He has 17 years of experience in the investment management industry.


     JPMorgan Fleming earns a management fee calculated and paid quarterly that, for the first five complete calendar quarters of management by JPMorgan Fleming, consists on an annual basis of a basic fee of 0.20% and a portfolio management of 0.20%, paid quarterly, applied to the average daily net assets of the Fund.

     Prior to JPMorgan Fleming, Nicholas-Applegate Capital Management was the money manager of the International Equity Fund. The former money manager managed the Fund from October 3, 1994 until January 4, 2002. JPMorgan Fleming is paid pursuant to the same management fee structure as Nicholas-Applegate, calculated and paid quarterly. Beginning with the sixth calendar quarter (July 1, 2003) of management by JPMorgan Fleming, the management fee will consist of a basic fee and a performance fee. The basic fee is equal to an annualized rate of 0.20% of the Fund's average daily net assets up to a maximum of $400,000 annualized.


     The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds, or trails that of the MSCI EAFE+EMF Index during the applicable measurement period based on the schedule to the right as applied to the average daily net assets of the Fund:


                        |                                AVERAGE
BASIC     PORTFOLIO     |                         ANNUALIZED PERFORMANCE
FEE     MANAGEMENT FEE  |    BASIC FEE                  DIFFERENTIAL                   ANNUAL                       TOTAL
(THROUGH JUNE 30, 2003) | STARTING 7/1/03*          VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE**
------------------------|-------------------------------------------------------------------------------------------------------
                        |
0.20%     0.20%         | 0.20%                    >4.00%                            0.40%                        0.60%
                        |                          -
                        |
                        |                          >2.00% and <4.00%                 0.30%                        0.50%
                        |                          -
                        |
                        |                          >0.00% and <2.00%                 0.20%                        0.40%
                        |                          -
                        |
                        |                          >-2.00% and <0.00%                0.10%                        0.30%
                        |                          -
                        |
                        |                          <-2.00%                           0.00%                        0.20%
===========================================================================================================================

* UP TO A MAXIMUM OF $400,000 ANNUALIZED
** ASSUMES MONEY MANAGER HAS NOT REACHED A MAXIMUM OF $400,000
================================================================================


     As of the 14th quarter (July 1, 2005) of JPMorgan Fleming's management of the International Equity Fund, the applicable measurement period will consist of the twelve most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.


     Under the performance fee formula, JPMorgan Fleming will receive a performance fee if the International Equity Fund's performance either exceeds or trails the MSCI EAFE+EMF Index by no more than 2.00%. Because the performance fee is based on the performance of the International Equity Fund relative to its benchmark Index, JPMorgan Fleming may receive a performance fee even if the International Equity Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 4.00% or more, the Money Manager may receive up to 0.60% as its total fee. If the Fund underperforms the benchmark by less than -2.00%, the Money Manager may receive up to 0.20% as its total fee.




                                  ACCESSOR 34

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND



     MONEY MANAGER      Financial Management Advisors, LLC,
                        1900 Avenue of the Stars, Suite 900,
                        Los Angeles, California   90067

     FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $___ billion of assets under management as of December 31, 2002.


     FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.


     FMA earns a management fee that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Fund's performance exceeds or trails that of its benchmark index, the Lehman Brothers U.S. Corporate High Yield Index, during the applicable measurement period based on the following schedule:


                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
---------------------------------------------------------------------------------------------------------
            0.07%                  >2.00%                            0.22%                        0.29%

                                   >1.50% and <2.00%                 0.20%                        0.27%
                                              -

                                   >1.00% and <1.50%                 0.16%                        0.23%
                                              -

                                   >0.50% and <1.00%                 0.12%                        0.19%
                                              -

                                   >-0.50% and <0.50%                0.08%                        0.15%
                                               -

                                   >-1.00% and <-0.50%               0.04%                        0.11%
                                               -

                                   <-1.00%                           0.00%                        0.07%
                                   -


     The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, FMA will receive a performance fee if the High Yield Bond Fund's performance either exceeds the Lehman Brothers U.S. Corporate High Yield Index or trails the Lehman Brothers U.S. Corporate High Yield Index by no more than 1.00%. Because the performance fee is based on the performance of the High Yield Bond Fund relative to its benchmark Index, FMA may receive a performance fee even if the High Yield Bond Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.29% as its total fee. If the Fund underperforms the benchmark by less than -1.00%, the Money Manager will receive 0.07% as its total fee.




                                  ACCESSOR 35

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
SHORT-INTERMEDIATE FIXED-INCOME FUND

     MONEY MANAGER Cypress Asset Management, 26607 Carmel Center Place,
                   Suite 101, Carmel, CA 93923


     Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $___ million in assets under management as of December 31, 2002.


     Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.

     Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annualized rate of 0.05% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds that of its respective Benchmark Index, the Lehman Brothers Government/Credit Index (Intermediate Fixed-Income) and the Lehman Brothers Government/Credit 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:

                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
-------------------------------------------------------------------------------------------------------------
            0.05%                  >0.70%                     0.15%                               0.20%

                                   >0.50% and <0.70%          0.05% plus1/2(P-0.50%)*             up to 0.20%
                                              -

                                   >0.35% and <0.50%          0.05%                               0.10%
                                   -          -

                                   <0.35%                     0.00%                               0.05%
--------------------------------------------------------------------------------------------------------------

*P = PERFORMANCE. EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%, THE FEE WOULD BE CALCULATED AS [0.05% BASIC FEE + 0.05% PERFORMANCE FEE + {(0.60% - 0.50%)/2}] = 0.15%
================================================================================

The applicable measurement period of Cypress' management of each Fund consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.


Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance equals or exceeds the Lehman Brothers Government/Credit Index or the Lehman Brother Government/Credit 1-5 Year Index, respectively, by at least 0.35%. Because the performance fee is based on the performance of the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund relative to their respective benchmark Index, Cypress may receive a performance fee even if a Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 0.70% or more, the Money Manager will receive 0.20% as its total fee. If the Fund underperforms the benchmark by less than 0.35%, the Money Manager will receive 0.05% as its total fee.




                                  ACCESSOR 36

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     MONEY MANAGER BlackRock Financial Management, Inc., 345 Park Avenue,
                   New York, NY 10154


     BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $___ billion in assets under management as of December 31, 2002.


     BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

     BlackRock earns a management fee from the Fund that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:

                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
----------------------------------------------------------------------------------------------------------
            0.07%                  >2.00%                            0.18%                        0.25%
                                   -

                                   >0.50% and <2.00%                 0.16%                        0.23%
                                   -

                                   >0.25% and <0.50%                 0.12%                        0.19%
                                   -

                                   >-0.25% and <0.25%                0.08%                        0.15%
                                   -

                                   >-0.50% and <-0.25%               0.04%                        0.11%
                                   -

                                   <-0.50%                           0.00%                        0.07%
==========================================================================================================

     The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds the Lehman Brothers Mortgage-Backed Securities Index, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Because the performance fee is based on the performance of the Mortgage Securities Fund relative to its benchmark Index, BlackRock may receive a performance fee even if the Mortgage Securities Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.25% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.07% as its total fee.


--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600,
             Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $_ billion of assets under management as of December 31, 2002.


     Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.



                                  ACCESSOR 37

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE


     * FINANCIAL INTERMEDIARIES. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets, who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

--------------------------------------------------------------------------------
HOW TO PURCHASE

                                         Investor Class Shares may not be
                                         purchased on days when the NYSE is
                                         closed for trading: New Year's Day,
                                         Martin Luther King, Jr. Day, Presidents
                                         Day, Good Friday, Memorial Day,
                                         Independence Day, Labor Day,
                                         Thanksgiving Day and Christmas Day.


     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are wired before 3:00 p.m. Eastern time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made any of the following ways:


     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.



                                  ACCESSOR 38

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

     * BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Advisor Class Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAS

     Investors may purchase Investor Class Shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

                               INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
   INITIAL INVESTMENT                                         INITIAL INVESTMENT
--------------------------------------------------------------------------------------------------------------
    One Fund only:            $5,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $10,000 aggregated              Educational IRA:                 among the Funds
                                among the Funds

    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
--------------------------------------------------------------------------------------------------------------
    One Fund only:            $1,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $2,000 aggregated               Educational IRA:                 among the Funds
                                among the Funds

--------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS

================================================================================
SHARE PRICING

     Investors purchase Investor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING

     Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

     The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are




                                  ACCESSOR 39

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

     also subject to these limits.


     A Fund or Accessor Capital may also temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program and withdrawals made pursuant to the systematic withdrawal program.


--------------------------------------------------------------------------------
FOR MORE INFORMATION


     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


     As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Exchanges made within 90 days of purchase may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Investor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and sale for tax purposes.



--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     *   BY MAIL.  Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     *   BY FAX.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.



                                  ACCESSOR 40

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


     Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:


     * BY MAIL.  Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

     * BY FAX. Redemption requests may be faxed to Accessor Capital at
               (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


                                   Redemption requests for shares that were purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.



     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days



                                  ACCESSOR 41

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     * DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds normally pay dividend distributions monthly. The Equity Funds normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

     * OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Investor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 42

                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.


     Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

     Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

     Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.




                                  ACCESSOR 43

                                    TAXATION
--------------------------------------------------------------------------------
     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INVESTOR CLASS SHARES.


================================================================================

                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
     * DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and distribution-related activities and/or providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually.

     Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     * ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fee will not exceed 0.25% annually.


     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan on behalf of the U.S. Government Money Fund to pay Accessor Capital for non-distribution related administrative and other services. The ACM administrative fee will not exceed 0.25% annually.


     * DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.









                                  ACCESSOR 44

                    FINANCIAL HIGHLIGHTS [ALL TO BE UPDATED]
--------------------------------------------------------------------------------
GROWTH FUND


     The financial highlights table is intended to help you understand the Fund's financial performance since the inception of this class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                        2002             2001           2000           1999          1998(3)
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                         $    26.45     $    34.82     $    28.82     $    26.38
     NET INVESTMENT INCOME (LOSS)(1)                                  (0.10)         (0.26)         (0.16)         (0.05)
     NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS                                                  (4.06)         (8.09)          7.41           4.52
                                                -------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                                  (4.16)         (8.35)          7.25           4.47

     DISTRIBUTIONS FROM NET INVESTMENT
      INCOME                                                           -              -              -              -
     DISTRIBUTIONS FROM CAPITAL GAINS                                  -            (0.02)         (1.24)         (2.03)
     DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                          -              -            (0.01)           -
                                                --------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                                -            (0.02)         (1.25)         (2.03)
                                                ---------------------------------------------------------------------------

    NET ASSET VALUE, END OF PERIOD                              $    22.29     $    26.45     $    34.82     $    28.82
=======================================================================================================

    TOTAL RETURN(2)                                                 (15.73)%       (23.99)%        25.23%         16.96%
    NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $   30,830     $   29,801     $   44,479     $   22,077
     RATIO OF EXPENSES TO AVERAGE NET ASSETS                          1.34%          1.38%          1.47%          1.41%*
     RATIO OF NET INVESTMENT LOSS
      TO AVERAGE NET ASSETS                                          (0.43)%        (0.78)%        (0.71)%        (0.40)%*
    PORTFOLIO TURNOVER RATE                                          75.89%         89.32%         96.55%        112.42%


*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on July 1, 1998.





                                  ACCESSOR 45

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                       2002                 2001           2000           1999          1998(3)
---------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                            $    20.61     $    20.70     $    21.04     $    23.41
    NET INVESTMENT INCOME(1)                                             0.06           0.15           0.07           0.05
    NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS                                              (2.05)          0.21           1.25          (0.31)
                                               -----------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                                     (1.99)          0.36           1.32          (0.26)

    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                             (0.07)         (0.15)         (0.07)         (0.06)
    DISTRIBUTIONS FROM CAPITAL GAINS                                    (0.50)         (0.30)         (1.59)         (1.90)
    DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                            (0.17)           -              -            (0.15)
                                               ----------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                  (0.74)         (0.45)         (1.66)         (2.11)
                                               ----------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                  $    17.88     $    20.61     $    20.70     $    21.04
============================================================================================================================
   TOTAL RETURN(2)                                                      (9.94)%         1.88%          6.35%         (1.09)%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)                        $   27,157     $   23,494     $   26,267     $   12,987
    RATIO OF EXPENSES TO AVERAGE NET ASSETS                              1.40%          1.29%          1.47%          1.55%*
    RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                                                  0.34%          0.75%          0.36%          0.44%*
   PORTFOLIO TURNOVER RATE                                             173.17%        139.61%        167.70%        104.85%



*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on July 1, 1998.



                                  ACCESSOR 46

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                           2002       2001           2000           1999          1998(3)
---------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                       $19.67     $    27.16     $    23.47     $    24.44
    NET INVESTMENT INCOME (LOSS)(1)                            (0.07)         (0.22)         (0.12)         (0.09)
    NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS                                     (2.80)         (4.48)          6.31           0.86
                                              --------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                            (2.87)         (4.70)          6.19           0.77

    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                      -              -              -              -
    DISTRIBUTIONS FROM CAPITAL GAINS                             -            (2.35)         (2.50)         (1.74)
    DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                     -            (0.44)           -              -
    DISTRIBUTIONS IN EXCESS OF NET
     INVESTMENT INCOME                                           -              -              -              -
                                              ---------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                           -            (2.79)         (2.50)         (1.74)
                                              ----------------------------------------------------------------------

   NET ASSET VALUE, END OF PERIOD                         $    16.80     $    19.67     $    27.16     $    23.47
=========================================================================================================
   TOTAL RETURN(2)                                            (14.59)%       (18.60)%        26.60%          3.32%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)               $   26,518     $   29,934     $   47,398     $   19,367
    RATIO OF EXPENSES TO AVERAGE NET ASSETS                     1.56%          1.72%          1.75%          1.77%*
    RATIO OF NET INVESTMENT LOSS
     TO AVERAGE NET ASSETS                                     (0.44)%        (0.89)%        (0.97)%        (0.84)%*
   PORTFOLIO TURNOVER RATE                                     65.21%        141.73%        133.14%        110.07%



*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on June 24, 1998.



                                  ACCESSOR 47

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                           2002             2001           2000           1999          1998(3)
------------------------------------------------------------------------------------------------------------------------

   NET ASSET VALUE, BEGINNING OF PERIOD                            $    14.85     $    21.33     $    16.85     $    17.88
    NET INVESTMENT INCOME (LOSS)(1)                                     (0.04)         (0.09)         (0.08)         (0.06)
    NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS                                              (3.70)         (5.01)          8.13          (0.66)
                                               -----------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                                     (3.74)         (5.10)          8.05          (0.72)

    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                               -              -              -              -
    DISTRIBUTIONS FROM CAPITAL GAINS                                      -            (1.36)         (3.57)         (0.31)
    DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                              -            (0.02)           -              -
                                               -----------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                    -            (1.38)         (3.57)         (0.31)
                                               -----------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                  $    11.11     $    14.85     $    21.33     $    16.85
=============================================================================================================================
   TOTAL RETURN(2)                                                     (25.19)%       (24.92)%        48.23%         (4.01)%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)                        $   25,190     $   26,116     $   38,647     $   18,963
    RATIO OF EXPENSES TO AVERAGE NET ASSETS                              1.96%          1.92%          1.87%          2.05%*
    RATIO OF NET INVESTMENT LOSS
     TO AVERAGE NET ASSETS                                              (0.33)%        (0.51)%        (0.46)%        (0.68)%*
   PORTFOLIO TURNOVER RATE                                             147.08%        166.49%        251.23%        196.37%


*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on July 6, 1998.



                                  ACCESSOR 48

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


   FOR A SHARE OUTSTANDING                         INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                       2002           2001           2000(3)
----------------------------------------------       ---------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD               $   11.10     $   12.00
    NET INVESTMENT INCOME(1)                               1.00          0.70
    NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS                                (0.48)        (0.97)
                                                      ------------------------
   TOTAL FROM INVESTMENT OPERATIONS                        0.52         (0.27)

    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                               (1.01)        (0.63)
    DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                -             -
    DISTRIBUTIONS FROM CAPITAL GAINS                        -             -
                                                      ------------------------
   TOTAL DISTRIBUTIONS                                    (1.01)        (0.63)
                                                      ------------------------

   NET ASSET VALUE, END OF PERIOD                     $   10.61     $   11.10
==============================================       =========================

   TOTAL RETURN(2)                                         4.66%        (2.30)%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   9,653     $   9,600
    RATIO OF EXPENSES TO AVERAGE NET ASSETS                1.42%         1.36%*
    RATIO OF NET INVESTMENT INCOME
     TO AVERAGE NET ASSETS                                 8.93%         8.92%*
   PORTFOLIO TURNOVER RATE                                37.07%        11.92%


*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on May 1, 2000.



                                  ACCESSOR 49

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                      2002     2001           2000           1999          1998(3)
---------------------------------------------       ------------------------------------------------------------

   NET ASSET VALUE, BEGINNING OF PERIOD               $    11.67     $    11.30     $    12.47     $    12.29
    NET INVESTMENT INCOME(1)                                0.62           0.68           0.63           0.28
    NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS                                  0.23           0.37          (1.12)          0.24
                                                      -------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                         0.85           1.05          (0.49)          0.52

    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                (0.63)         (0.68)         (0.63)         (0.30)
    DISTRIBUTIONS FROM CAPITAL GAINS                         -              -            (0.05)         (0.04)
    DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                 -              -              -              -
                                                      -------------------------------------------------------
   TOTAL DISTRIBUTIONS                                     (0.63)         (0.68)         (0.68)         (0.34)
                                                      -------------------------------------------------------

   NET ASSET VALUE, END OF PERIOD                     $    11.89     $    11.67     $    11.30     $    12.47
=============================================       =========================================================

   TOTAL RETURN(2)                                          7.46%          9.64%         (4.05)%         4.29%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)           $    8,690     $    8,826     $   10,907     $    9,146
    RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.15%          1.16%          1.18%          1.27%*
    RATIO OF NET INVESTMENT INCOME
     TO AVERAGE NET ASSETS                                  5.22%          5.96%          5.39%          4.75%*
   PORTFOLIO TURNOVER RATE                                 61.25%         42.88%         60.40%        113.00%


*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on July 14, 1998.


                                  ACCESSOR 50

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                       2002           2001           2000           1999          1998(3)
----------------------------------------------       -----------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD               $    11.98     $    11.83     $    12.33     $    12.32
    NET INVESTMENT INCOME(1)                                0.58           0.65           0.58           0.27
    NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS                                  0.15           0.15          (0.49)          0.17
                                                      -------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                         0.73           0.80           0.09           0.44

    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                (0.60)         (0.65)         (0.58)         (0.30)
    DISTRIBUTIONS FROM CAPITAL GAINS                         -              -            (0.01)         (0.13)
                                                      -------------------------------------------------------
    DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                 -              -              -              -
                                                      -------------------------------------------------------
   TOTAL DISTRIBUTIONS                                     (0.60)         (0.65)         (0.59)         (0.43)

   NET ASSET VALUE, END OF PERIOD                     $    12.11     $    11.98     $    11.83     $    12.33
==============================================       ========================================================

   TOTAL RETURN(2)                                          6.15%          7.04%          0.70%          3.55%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)           $    7,754     $    7,982         10,439     $    6,255
    RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.18%          1.16%          1.20%          1.31%*
    RATIO OF NET INVESTMENT INCOME
     TO AVERAGE NET ASSETS                                  4.77%          5.49%          4.82%          4.57%*
   PORTFOLIO TURNOVER RATE                                 83.37%         54.48%         45.89%         69.64%


*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on July 14, 1998.


                                  ACCESSOR 51

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                        2002          2001           2000           1999          1998(3)
-----------------------------------------------       ----------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD               $    12.52     $    11.98     $    12.59     $    12.67
    NET INVESTMENT INCOME(1)                                0.65           0.68           0.66           0.31
    NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS                                  0.22           0.54          (0.58)          0.01
                                                      -------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                         0.87           1.22           0.08           0.32

    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                (0.64)         (0.68)         (0.66)         (0.33)
    DISTRIBUTIONS FROM CAPITAL GAINS                       (0.06)           -            (0.03)         (0.07)
    DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                 -              -              -              -
                                                      -------------------------------------------------------
   TOTAL DISTRIBUTIONS                                     (0.70)         (0.68)         (0.69)         (0.40)
                                                      -------------------------------------------------------

   NET ASSET VALUE, END OF PERIOD                     $    12.69     $    12.52     $    11.98     $    12.59
===============================================       =======================================================

   TOTAL RETURN(2)                                          7.14%         10.58%          0.69%          2.46%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   17,481     $   18,531     $   26,802     $   17,369
    RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.37%          1.37%          1.39%          1.41%*
    RATIO OF NET INVESTMENT INCOME
     TO AVERAGE NET ASSETS                                  5.12%          5.63%          5.41%          5.09%*
   PORTFOLIO TURNOVER RATE                                228.07%        263.34%        273.95%        278.18%


*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on July 8, 1998.


                                  ACCESSOR 52

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


   FOR A SHARE OUTSTANDING                                       INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                     2002          2001           2000           1999          1998(3)
---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                    $     1.00     $     1.00     $     1.00     $     1.00
    NET INVESTMENT INCOME(1)                                     0.03           0.05           0.04           0.02
    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                     (0.03)         (0.05)         (0.04)         (0.02)
                                                           -------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                          $     1.00     $     1.00     $     1.00     $     1.00
==================================================================================================================
   TOTAL RETURN(2)                                               3.30%          5.47%          4.20%          1.83%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)                $    9,651     $    7,746     $    8,034     $    5,071
    RATIO OF EXPENSES TO AVERAGE NET ASSETS:                     0.94%          0.95%          0.98%          1.03%*
    RATIO OF NET INVESTMENT INCOME
     TO AVERAGE NET ASSETS                                       3.20%          5.35%          4.16%          4.40%*


*Annualized

(1) Per share amounts are based upon average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each fund.

(3) Class commenced operations on July 29, 1998.


                                  ACCESSOR 53

                                   APPENDIX A
--------------------------------------------------------------------------------
     The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX*

     The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 427 NYSE, 71 NASDAQ and 2 AMEX traded companies.

     Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

     The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

     Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

--------------------------------------------------------------------------------
  *"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND
   POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX L S&P 500/BARRA VALUE INDEX

     BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

     The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

     Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

     Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.



     As of December 31, 2002, there were ___ companies in the Value Index and ___ companies in the Growth Index.






                                  ACCESSOR 54

                                   APPENDIX A
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX*

     While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 17% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7000 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

     Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to
     1.0 on December 31, 1970.

--------------------------------------------------------------------------------
  *"WILSHIRE 4500" AND "WILSHIRE 5000" ARE REGISTERED TRADEMARKS OF WILSHIRE
   ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY WILSHIRE ASSOCIATES.


--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EMF INDEX*

     The MSCI EAFE + EMF Index is a market-capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

     The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

     MSCI Emerging Markets Free ("EMF") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 27 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

     The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


     As of December 31, 2002, the MSCI EAFE + EMF Index consisted of _____ companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EMF Index by country was as follows:

     Developed Markets: Australia ____%, Austria ____%, Belgium ____%, Denmark ____%, Finland ____%, France ____%, Germany ____%, Hong Kong ____%, Ireland
     ____%, Italy ____%, Japan _____%, Netherlands ____%, New Zealand ____%, Norway ____%, Portugal ____%, Singapore ____%, Spain ____%, Sweden ____%, Switzerland ____%, United Kingdom _____%.






                                  ACCESSOR 55

                                   APPENDIX A
--------------------------------------------------------------------------------



     Emerging Markets: Argentina ____%, Brazil ____%, Chile ____%, China ____%, Colombia ____%, Czech Republic ____%, Egypt ____%, Greece ____%, Hungary ____%, India ____%, Indonesia Free ____%, Israel ____%, Jordan ____%, Korea (South) ____%, Malaysia ____%, Mexico Free ____%, Morocco ____%, Pakistan ____%, Peru ____%, Philippines ____%, Poland ____%, Russia ____%, South Africa ____%, Sri Lanka ____%, Taiwan Free ____%, Thailand ____%, Turkey ____%, Venezuela ____%.

     Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EMF Index was equal to 100.0 on January 1, 1988. As of December 31, 2002, the current value of the MSCI EAFE + EMF Index was _____.



--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL.

--------------------------------------------------------------------------------
LEHMAN BROTHERS*
GOVERNMENT/CREDIT INDEX
GOVERNMENT/CREDIT 1-5 YEAR INDEX
U.S. CORPORATE HIGH YIELD INDEX
MORTGAGE-BACKED SECURITIES INDEX

     The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

     The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

     The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

     The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

     The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

     The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.



                                  ACCESSOR 56

                                   APPENDIX A
--------------------------------------------------------------------------------
     a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

     The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

































                                  ACCESSOR 57

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period
     *    Fund performance data and financial statements

     *    Fund holdings.

         STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

         For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

         ACCESSOR CAPITAL MANAGEMENT LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com

         SECURITIES AND EXCHANGE COMMISSION
         Washington, DC  20549-0102
         Public Reference Section (202) 942-8090
         (for inquiries regarding hours of operation only)
         e-mail:  publicinfo@sec.gov
         web site:  www.sec.gov

         You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

         Accessor(R) is a registered trademark of Accessor Capital
         Management LP.

         SEC file number: 811-06337.

                              ADVISOR CLASS SHARES



ACCESSOR FUNDS, INC. PROSPECTUS                                   ________, 2003



                                 U.S. GOVERNMENT
                                   MONEY FUND

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.





                                [LOGO] ACCESSOR
                                       ------


        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
   Fund Details................................................................4
   Performance.................................................................5
   Expenses....................................................................6
   Securities and Risks........................................................7
   Other Investment Strategies, Security Types and Risks.......................7
   Management, Organization and Capital Structure..............................8

SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................8
   Exchanging Fund Shares.....................................................11
   Redeeming Fund Shares......................................................12
   Dividends and Distributions................................................13
   Valuation of Securities....................................................14
   Taxation...................................................................14
   Service Arrangements.......................................................14
   Financial Highlights.......................................................15

                           U.S. GOVERNMENT MONEY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Accessor Capital directly invests the assets of the Fund.


     Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.
--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS INTEREST RATE RISK. The Fund's yield will vary and is expected to react to changes in short-term interest rates. Increases in interest rates can cause the price of a debt security to decrease.


     INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.


     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.

     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




--------------------------------------------------------------------------------
     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.




                                   ACCESSOR 4

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------
     The following bar chart and table illustrates changes (and, therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994. The chart and table reflect results achieved by previous sub-advisors ("Money Managers") for periods prior to that date.




            U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]

AS OF 12/31 EACH YEAR


2.81    3.70    5.33    4.78    5.07    5.00    4.72    5.99    3.81
--------------------------------------------------------------------------------
 93      94      95      96      97      98      99      00      01     02


                                                -------------
                                                YEAR TO DATE

                                                    ____%

                                                AS OF 3/31/03
                                                -------------
                                                BEST QUARTER

                                                    ____%


                                                --------------
                                                WORST QUARTER

                                                    ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                          ------------------------------------
    FUND RETURNS BEFORE TAXES
    SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                             *4/9/92 Inception Date, Index measured from 4/30/92



--------------------------------------------------------------------------------
(1) The Salomon Brothers U.S. 3 Month T-bill Index is designed to measure the return of the 3 month Treasury bills. The U.S. Government Money Fund's 7-day effective yield on 12/31/02 was ____%. For the Fund's current yield, call toll free (800) 759-3504.




                                   ACCESSOR 5

                                    EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the U.S. Government Money Fund. Except where noted, the tables reflect historical fees and expenses of the Fund.

                                                                         U.S. GOVERNMENT
                                                                           MONEY FUND
----------------------------------------------------------------------------------------
   SHAREHOLDER FEES(1,2)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                  NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                       NONE
   MAXIMUM DEFERRED SALES CHARGE                                              NONE
   REDEMPTION FEE(3)                                                          NONE

   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES(4)                                                        0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                       NONE
   OTHER EXPENSES
     ACM ADMINISTRATIVE FEE(4)                                               0.25
   TOTAL OTHER EXPENSES
                                                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES
                                                                             ====



--------------------------------------------------------------------------------
(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.


--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in the Advisor Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Advisor Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

   FUND                                        ONE YEAR         THREE YEARS        FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT MONEY                      $
=============================================================================================================




                                   ACCESSOR 6

                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
     This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.


     CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.


--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES

     * U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     * MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

     * INTEREST RATE RISK. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

     * INFLATION RISK. The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

     * STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

================================================================================

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES

     * Repurchase Agreements are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.



                                   ACCESSOR 7

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER RISKS

     * CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

     * REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

================================================================================

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

     MANAGER AND ADMINISTRATOR Accessor Capital Management LP,
                               1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $_ billion of assets under management as of December 31, 2002.


     The Fund is one of 15 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs and selects the Money Managers for the Accessor Funds, if applicable, and monitors the performance of the Money Managers. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Fund.

     Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Fund paid 0.25% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2001. On February 21, 2002, the Board of Directors approved a decrease in the management fee paid to Accessor Capital for the Fund from 0.25% to 0.08%, effective April 30, 2002.


     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.


================================================================================

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

     * DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

     * FINANCIAL INTERMEDIARIES. Advisor Class shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Advisor Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.



                                   ACCESSOR 8

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE

                                                  Advisor Class Shares may not
                                                  be purchased on days when the
                                                  NYSE is closed for trading:
                                                  New Year's Day, Martin Luther
                                                  King, Jr. Day, Presidents Day,
                                                  Good Friday, Memorial Day,
                                                  Independence Day, Labor Day,
                                                  Thanksgiving Day and Christmas
                                                  Day.

     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day, marked "Same Day Settlement", and the invested monies are wired before 3:00 p.m. Eastern time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made any of the following ways:

     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the AIP Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Advisor Class Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAs

     Investors may purchase Advisor Class shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Accessor Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.



                                   ACCESSOR 9

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                           INVESTMENT MINIMUMS
---------------------------------------------------------------------------------------------------------------
                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------
   INITIAL INVESTMENT                                         INITIAL INVESTMENT
    One Fund only:            $5,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $10,000 aggregated              Educational IRA:               among the Funds
                              among the Funds
---------------------------------------------------------------------------------------------------------------
    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
    One Fund only:            $1,000                          Traditional IRA/ Roth IRA/     $2,000 aggregated
    Multiple Funds:           $2,000 aggregated               Educational IRA:               among the Funds
                              among the Funds
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SHARE PRICING

     Investors purchase Advisor Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund.

--------------------------------------------------------------------------------
FOR MORE INFORMATION


     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.







                                  ACCESSOR 10

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
     As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and sale for tax purposes.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.






                                  ACCESSOR 11

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:


     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

                                                  Redemption requests for shares
                                                  that were purchased by check
                                                  will be honored at the next
                                                  NAV calculated after receipt
                                                  of the redemption request.
                                                  However, redemption proceeds
                                                  will not be transmitted until
                                                  the check used for the
                                                  investment has cleared.

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.




                                  ACCESSOR 12

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.

     * OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of the Fund will be automatically reinvested in additional Advisor Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 13

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     The Fund will not be subject to federal income tax to the extent that it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% or less for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends of the length of time the Fund held the securities that generated the gain, not the length of time the shareholders owned his or her shares.

     Certain dividends and other distributions declared by the Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another Fund of will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. The Fund is required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================

                              SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------

     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan on behalf of the U.S. Government Money Fund to pay Accessor Capital for non-distribution related administrative and other services. The ACM administrative fee will not exceed 0.25% annually.


     * DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.






                                  ACCESSOR 14

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



   FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
   THROUGHOUT THE PERIOD                       2002       2001         2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                   $     1.00     $    1.00     $   1.00      $   1.00     $   1.00

    NET INVESTMENT INCOME(1)                                    0.04          0.06         0.05          0.05         0.05
    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                    (0.04)        (0.06)       (0.05)        (0.05)       (0.05)
                                                         ----------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                        $     1.00     $    1.00     $   1.00      $   1.00     $   1.00
===============================================================================================================

   TOTAL RETURN(2)                                             3.81%         5.99%        4.72%         5.00%        5.07%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)             $1,177,405     $ 552,255     $380,620      $153,148     $ 50,910

    RATIO OF EXPENSES TO AVERAGE NET ASSETS                    0.44%         0.45%        0.48%         0.53%        0.54%
    RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                                        3.48%         5.88%        4.66%         4.83%        4.96%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.




                                  ACCESSOR 15

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     *    Fund performance data and financial statements

     *    Fund holdings.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                             INVESTOR CLASS SHARES



ACCESSOR FUNDS, INC. PROSPECTUS                                   ________, 2003




                                 U.S. GOVERNMENT
                                   MONEY FUND


           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.







                                [LOGO] ACCESSOR
                                       ------



        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
   Fund Details...............................................................4
   Performance................................................................5
   Expenses...................................................................6
   Securities and Risks.......................................................7
   Other Investment Strategies, Security Types and Risks......................7
   Management, Organization and Capital Structure.............................8

SHAREHOLDER INFORMATION
   Purchasing Fund Shares.....................................................8
   Exchanging Fund Shares....................................................11
   Redeeming Fund Shares.....................................................11
   Dividends and Distributions...............................................13
   Valuation of Securities...................................................13
   Taxation..................................................................14
   Service & Distribution Arrangements.......................................14
   Financial Highlights......................................................15

                           U.S. GOVERNMENT MONEY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Accessor Capital directly invests the assets of the Fund.


     Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.
--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS INTEREST RATE RISK. The Fund's yield will vary and is expected to react to changes in short-term interest rates. Increases in interest rates can cause the price of a debt security to decrease.


     INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.


     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.

     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 4

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------
     The following bar chart and table illustrate changes (and, therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994. The chart and table reflect results achieved by previous Money Managers for the periods prior to that date.


           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                     [GRAPH]


AS OF 12/31 EACH YEAR                                    YEAR TO DATE

        4.20    5.47    3.30                                 ____%
      ------------------------
         99      00      01                              AS OF 3/31/03
                                                        --------------
                                                         BEST QUARTER

                                                             ____%


                                                        --------------
                                                        WORST QUARTER

                                                             ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                         SINCE
                                                                          1 YR          INCEPT*
                                                                          ---------------------
    FUND RETURNS BEFORE TAXES
    SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX1
    (INDEX REFLECTS NO DEDUCTION FOR FEES,EXPENSES, OR TAXES)

                            *7/29/98 Inception Date, Index measured from 7/31/98



--------------------------------------------------------------------------------
(1) THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. THE U.S. GOVERNMENT MONEY FUND'S 7-DAY EFFECTIVE YIELD ON 12/31/02 WAS ____%. FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.




                                   ACCESSOR 5

                                    EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the U.S. Government Money Fund. Except where noted, the tables reflect historical fees and expenses of the Fund.

                                                                         U.S. GOVERNMENT
                                                                           MONEY FUND
----------------------------------------------------------------------------------------
   SHAREHOLDER FEES(1,2)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                  NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                       NONE
   MAXIMUM DEFERRED SALES CHARGE                                              NONE
   REDEMPTION FEE(3)                                                          NONE
----------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES(4)                                                        0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                      0.25
   OTHER EXPENSES                                                            0.
     ADMINISTRATIVE  SERVICE FEE(4)                                          0.25
     ACM ADMINISTRATIVE FEE(5)                                               0.25
   TOTAL OTHER EXPENSES                                                      0.
                                                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.
                                                                             ====


--------------------------------------------------------------------------------
(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) PURSUANT TO AN ADMINISTRATIVE SERVICES PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.
(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.




--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------


   FUND                                        ONE YEAR         THREE YEARS        FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT MONEY                      $



                                   ACCESSOR 6

                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
     This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.


     CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.


--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES

     * U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     * MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

     * INTEREST RATE RISK. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

     * INFLATION RISK. The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

     * STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

================================================================================

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES

     * Repurchase Agreements are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.



                                   ACCESSOR 7

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER RISKS

     * CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

     * REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

================================================================================

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

     MANAGER AND ADMINISTRATOR Accessor Capital Management LP,
                               1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2 billion of assets under management as of December 31, 2002.


     The Fund is one of 15 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs and selects the Money Managers for the Accessor Funds, if applicable, and monitors the performance of the Money Managers. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Fund.

     Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Fund paid 0.25% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2001. On February 21, 2002, the Board of Directors approved a decrease in the management fee paid to Accessor Capital for the Fund from 0.25% to 0.08%, effective April 30, 2002.


     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.


================================================================================

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

     * FINANCIAL INTERMEDIARIES. Investor Class shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets, who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.



                                   ACCESSOR 8

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE
                                                  Investor Class Shares may not
                                                  be purchased on days when the
                                                  NYSE is closed for trading:
                                                  New Year's Day, Martin Luther
                                                  King, Jr. Day, Presidents Day,
                                                  Good Friday, Memorial Day,
                                                  Independence Day, Labor Day,
                                                  Thanksgiving Day and Christmas
                                                  Day.

     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day, marked "Same Day Settlement", and the invested monies are wired before 3:00 p.m. Eastern time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made any of the following ways:

     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or proceded by a trade sheet.


     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the AIP Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Investor Class Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAS

     Investors may purchase Investor Class shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Accessor Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.



                                   ACCESSOR 9

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


                                               INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------------
                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------
   INITIAL INVESTMENT                                         INITIAL INVESTMENT
-------------------------------------------------------------------------------------------------------------
    One Fund only:            $5,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $10,000 aggregated              Educational IRA:               among the Funds
                              among the Funds

    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
-------------------------------------------------------------------------------------------------------------
    One Fund only:            $1,000                          Traditional IRA/ Roth IRA/     $2,000 aggregated
    Multiple Funds:           $2,000 aggregated               Educational IRA:               among the Funds
                              among the Funds
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SHARE PRICING

     Investors purchase Investor Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Fund.

--------------------------------------------------------------------------------
FOR MORE INFORMATION


     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary of Accessor Funds at (800) 759-3504.




                                  ACCESSOR 10

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
     As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Investor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and sale for tax purposes.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


     Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:


     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748



                                  ACCESSOR 11

     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

                                                  Redemption requests for shares
                                                  that were purchased by check
                                                  will be honored at the next
                                                  NAV calculated after receipt
                                                  of the redemption request.
                                                  However, redemption proceeds
                                                  will not be transmitted until
                                                  the check used for the
                                                  investment has cleared.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right



                                  ACCESSOR 12

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


     to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.

     * OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of the Fund will be automatically reinvested in additional Investor Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     The Fund will not be subject to federal income tax to the extent that it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% or less for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends of the length of time the Fund held the securities that generated the gain, not the length of time the shareholders owned his or her shares.



                                  ACCESSOR 13

                                    TAXATION
--------------------------------------------------------------------------------
     Certain dividends and other distributions declared by the Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another Fund of will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. The Fund is required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INVESTOR CLASS SHARES.

================================================================================

                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
     * DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and distribution-related activities and/or providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually.

     Because 12b-1 fees are paid out of the Fund's assets on and on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     * ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fee will not exceed 0.25% annually.


     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan on behalf of the U.S. Government Money Fund to pay Accessor Capital for non-distribution related administrative and other services. The administrative service fee will not exceed 0.25% annually.


     * DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.



                                  ACCESSOR 14

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



   FOR A SHARE OUTSTANDING                                             INVESTOR CLASS SHARES
   THROUGHOUT THE PERIOD                     2002      2001         2000          1999         1998(3)
---------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                $   1.00     $    1.00     $   1.00      $   1.00

    NET INVESTMENT INCOME(1)                               0.03          0.05         0.04          0.02
    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                               (0.03)        (0.05)       (0.04)        (0.02)
   NET ASSET VALUE, END OF PERIOD                      $   1.00     $    1.00      $  1.00       $  1.00
=========================================================================================================

   TOTAL RETURN(2)                                         3.30%         5.47%        4.20%         1.83%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)            $  9,651     $   7,746      $ 8,034       $ 5,071

    RATIO OF EXPENSES TO AVERAGE NET ASSETS                0.94%         0.95%        0.98%         1.03%*
    RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                                    3.20%         5.35%        4.16%         4.40%*


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on July 29, 1998.
     *Annualized.



                                  ACCESSOR 15

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     *    Fund performance data and financial statements

     *    Fund holdings.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
            (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

ADVISOR CLASS SHARES   *   ACCESSOR FUNDS, INC. PROSPECTUS   *   ________, 2003
--------------------------------------------------------------------------------









                            ACCESSOR ALLOCATION FUNDS



                           ACCESSOR INCOME ALLOCATION
                       ACCESSOR INCOME & GROWTH ALLOCATION
                          ACCESSOR BALANCED ALLOCATION
                       ACCESSOR GROWTH & INCOME ALLOCATION
                           ACCESSOR GROWTH ALLOCATION
                      ACCESSOR AGGRESSIVE GROWTH ALLOCATION



                                                                 [LOGO] ACCESSOR
                                                                        ------
--------------------------------------------------------------------------------
  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

                               THE ACCESSOR FUNDS


     * A family of 15 mutual funds, each with three classes of shares, and one with four classes of shares, offering a variety of fixed-income, equity and balanced mutual funds. This prospectus describes the Advisor Class shares of the six Accessor Allocation Funds. For information about the other Accessor Funds or classes, please request the current Accessor Funds Prospectuses.


     * When used together, designed to help investors realize the benefits of ASSET ALLOCATION and DIVERSIFICATION.

     * Managed and administered by Accessor Capital Management LP ("Accessor Capital") or subadvised by money managers who are selected and supervised by Accessor Capital.

     Each of the Accessor Allocation Funds is a fund of funds. A fund of funds is a mutual fund that invests its assets in other mutual funds. This gives you several advantages, such as:

     *   Active asset allocation and periodic rebalancing.
     *   Immediate diversification across different types of investments.
     *   The benefit of professional money managers.
     * For most small investors, a cost advantage over investing in individual stocks.
     * For some investors, tax advantages over trying to rebalance using individual mutual funds.

--------------------------------------------------------------------------------
     DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

     ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, equity and fixed-income securities) in an effort to enhance returns and reduce risks.

                                     * * *

     DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------

     The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Accessor Allocation Funds is the potential for attractive long-term returns with reduced volatility.

     If you are a periodic investor, you can face the dilemma of trying to buy the right mix of mutual funds for a relatively small dollar amount each month. By investing in one of the Accessor Allocation Funds, you get a diversified portfolio, assembled by a professional money manager, that allows you access to more funds than you might be able to afford on your own. Each Fund can be used in both taxable and tax-deferred accounts.

     Before choosing your investment option, consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The Accessor Allocation Fund or Funds you select should not represent your complete investment program or be used for short-term trading purposes.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------



THE FUNDS
   Fund Summaries..............................................................2
   Performance.................................................................7
   Expenses...................................................................13
   Objectives and Strategies..................................................16
   Description of Underlying Funds............................................20
   Principal Risks of Investing in the Funds..................................24
   Principal Risks of Underlying Funds........................................24
   Management, Organization & Capital Structure...............................28

SHAREHOLDER INFORMATION
   Purchasing Fund Shares.....................................................31
   Exchanging Fund Shares.....................................................33
   Redeeming Fund Shares......................................................34
   Dividends and Distributions................................................35
   Valuation of Securities....................................................36
   Taxation...................................................................36
   Defensive Distribution Plan................................................37
   Financial Highlights.......................................................38

                                 FUND SUMMARIES
--------------------------------------------------------------------------------
     Each of the Accessor Allocation Funds (referred to in this prospectus as the "Fund" or "Funds") is a "fund of funds" and shares the same investment approach. Each Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of other Accessor Funds (referred to in this prospectus as the "Underlying Funds"), which represent specific market segments. The Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Funds can offer additional diversification within a single investment.

--------------------------------------------------------------------------------
     WHAT IS EACH FUND'S OBJECTIVE?

     The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

     * ACCESSOR INCOME ALLOCATION FUND seeks high current income and some stability of principal.

     * ACCESSOR INCOME & Growth Allocation Fund seeks high current income and some potential capital appreciation.

     * ACCESSOR BALANCED ALLOCATION FUND seeks moderate current income and some potential capital appreciation.

     * ACCESSOR GROWTH & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

     * ACCESSOR GROWTH ALLOCATION FUND seeks high potential capital appreciation and some current income.

     * ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND seeks high potential capital appreciation.

--------------------------------------------------------------------------------
     WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund invests substantially all of its assets in a select group of the Underlying Funds.


     The ACCESSOR INCOME ALLOCATION FUND can invest in a combination of the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy - the Fund maintains a current asset allocation target of approximately 80% in fixed-income Underlying Funds and 20% in the money market Underlying Fund.

     The ACCESSOR INCOME & GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy - the Fund maintains a current asset allocation target of approximately 30% in equity Underlying Funds, 60% in fixed-income Underlying Funds and 10% in the money market Underlying Fund.




                                   ACCESSOR 2

                                 FUND SUMMARIES
--------------------------------------------------------------------------------


     The ACCESSOR BALANCED ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 50% in equity Underlying Funds, 46% in fixed-income Underlying Funds and 4% in the money market Underlying Fund.

     The ACCESSOR GROWTH & INCOME ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 60% in equity Underlying Funds, 37% in fixed-income Underlying Funds and 3% in the money market Underlying Fund.

     The ACCESSOR GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses an aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 80% in equity Underlying Funds, 19% in fixed-income Underlying Funds and 1% in the money market Underlying Fund.

     The ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, and the money market Underlying
     Fund: U.S. Government Money Fund. This Fund uses a very aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 99% in equity Underlying Funds and 1% in the money market Underlying Fund.

     Each Fund seeks to obtain the greatest return for the level of risk assumed by that Fund. Each Fund's investment strategy emphasizes asset allocation.

--------------------------------------------------------------------------------
     WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE UNDERLYING FUNDS CAN INVEST?

     Below is a general description of the principal types of securities in which the Underlying Funds invest:



--------------------------------------------------------------------------------
                                        SPECIAL NOTE |

                                        As of ____________, 2003, the market
                                        capitalization of the S&P 500 Index
                                        ranged from $___ million for the
                                        smallest company to $_____ billion for
                                        the largest company. The weighted
                                        average market value of the Index was
                                        $______ billion, which may vary from
                                        month to month.
 -------------------------------------------------------------------------------

     The GROWTH FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of large capitalization issuers that Chicago Equity Partners, the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth Index. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers.

     The VALUE FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of large capitalization issuers that Wellington Management Company, the Fund's Money Manager, believes are under-valued. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.

     The SMALL TO MID CAP FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants of small capitalization issuers (capitalization generally of $1 billion or less) and medium capitalization issuers (capitalization generally ranging from $1 billion to $10 billion). The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.



     The INTERNATIONAL EQUITY FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants, primarily of companies domiciled in Europe and the Pacific Rim and may invest in companies that are in developed countries as well as companies that are in countries or economies generally considered to be emerging or developing markets.

     The HIGH YIELD BOND FUND normally invests at least 80% of its assets in lower-rated, high-yield corporate debt securities, rated lower than BBB by S&P or lower than Baa by Moody's, commonly referred to as "junk bonds."




                                   ACCESSOR 3

                                 FUND SUMMARIES
--------------------------------------------------------------------------------



     The INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of between 3 and 8 years.

     The SHORT-INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of not less than 2 years and not more than 5 years.



     The MORTGAGE SECURITIES FUND normally invests at least 80% of its assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or considered to be of comparable quality.


     The U.S. GOVERNMENT MONEY FUND normally invests at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity and diversification of its investments.



--------------------------------------------------------------------------------
     WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF INVESTING IN THE FUNDS?

     LOSS OF MONEY IS A RISK OF INVESTING IN EACH FUND. AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. While the Funds offer a greater level of diversification than most other types of mutual funds, a single Fund may not provide a complete investment program for an investor.

     The following summarizes important risks that apply to the Funds and may result in a loss of your investment. There can be no assurance that a Fund will achieve its investment objective.

     * ALLOCATION RISK Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in a Fund is that the allocation techniques and decisions will not produce the desired results, and a Fund may not achieve its investment objective.

     * UNDERLYING FUNDS RISK The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. A Fund's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions. Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies and principal risks of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Because the Fund's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.





                                   ACCESSOR 4

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     The following table sets forth the principal risks of the Underlying Funds that could adversely effect the net asset value, yield and total return of a Fund:
--------------------------------------------------------------------------------


                                              LEVEL OF PRINCIPAL RISK
----------------------------------------------------------------------------------------------------------------
                                                  INCOME &                  GROWTH &                  AGGRESSIVE
     RISK                              INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
----------------------------------------------------------------------------------------------------------------
    STOCK MARKET VOLATILITY               -          ( )          |)           |)             O            O
    BOND MARKET VOLATILITY                O           O           |)           |)            ( )           -
    FOREIGN EXPOSURE                      -          ( )          |)           |)             O            O
    SECTOR RISK                          ( )         ( )          |)           |)             O            O
    COMPANY RISK                         ( )         ( )          ( )          ( )           |)           |)
    SMALL COMPANY RISK                   ( )         ( )          ( )          |)            |)            O
    LOWER RATED DEBT SECURITIES          |)          |)           |)           |)            |)            -
    INFLATION RISK                        O           O           |)           |)            ( )          ( )
    PREPAYMENT RISK                      |)          ( )          ( )          ( )           ( )           -
----------------------------------------------------------------------------------------------------------------
    LEVEL OF PRINCIPAL RISK KEY:        - N/A          ( )  LOW          |) MEDIUM           O HIGH
----------------------------------------------------------------------------------------------------------------

     DEFINITIONS

     STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


     BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and interest rate changes. Increases in interest rates can cause the price of a debt security to decrease. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     SMALL COMPANY RISK. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


     LOWER RATED DEBT SECURITIES. Lower rated debt securities, commonly referred to as "junk bonds", and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities.

     INFLATION RISK. Over time, the real value of your investment in a Fund may be eroded by inflation.

     PREPAYMENT RISK. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.




--------------------------------------------------------------------------------
     An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Funds. Please see "Principal Risks of Underlying Funds" for a description of these and other risks associated with the Underlying Funds and an investment in a Fund.




                                   ACCESSOR 5

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     Each Fund's investment goals may be consistent with investors with the following risk profiles and investment goals:

     The ACCESSOR INCOME ALLOCATION FUND - designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.

     The ACCESSOR INCOME & GROWTH ALLOCATION FUND - designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

     The ACCESSOR BALANCED ALLOCATION FUND - designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     The ACCESSOR GROWTH & INCOME ALLOCATION FUND - designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     The ACCESSOR GROWTH ALLOCATION FUND - designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

     The ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND - designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.





















                                   ACCESSOR 6

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
              INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31                                     -------------
                                                YEAR TO DATE
    5.95
  -----------------                                 _____%
    2001      2002
                                                AS OF 3/31/03
                                                -------------
                                                BEST QUARTER

                                                    _____%


                                                -------------
                                                WORST QUARTER

                                                    ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIOD ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                 ----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.




                                   ACCESSOR 7

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                -------------
AS OF 12/31                                     YEAR TO DATE

    -0.57                                           _____%
   --------------------
     2001       2002                            AS OF 3/31/03
                                                -------------
                                                BEST QUARTER

                                                    _____%


                                                -------------
                                                WORST QUARTER

                                                    _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.




                                   ACCESSOR 8

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
             BALANCED ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

    -4.57                                                   ____%
  ------------------
    2001      2002                                      AS OF 3/31/03
                                                        -------------
                                                        BEST QUARTER

                                                            ____%


                                                        -------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.




                                   ACCESSOR 9

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

    -6.83                                                   ____%
  ------------------
     2001      2002                                     AS OF 3/31/03
                                                        -------------
                                                        BEST QUARTER

                                                            ____%


                                                        -------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.




                                  ACCESSOR 10

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
              GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

 -11.70                                                     ____%
------------------
 2001       2002                                        AS OF 3/31/03
                                                        --------------
                                                        BEST QUARTER

                                                            ____%


                                                        --------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.




                                  ACCESSOR 11

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

  -15.68                                                    ____%
 ------------------
   2001      2002                                       AS OF 3/31/03
                                                        -------------
                                                        BEST QUARTER

                                                            ____%


                                                        -------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    MSCI AC WORLD INDEX FREE(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.




                                  ACCESSOR 12

                                    EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Advisor Class Shares of a Fund. You should keep in mind that shareholders of each Fund bear indirectly the expenses of the Underlying Funds in which the Funds invest. The Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested. THE TABLE REFLECTS THE HISTORICAL FEES AND EXPENSES OF THE FUNDS.




                                                                           ACCESSOR ALLOCATION FUND
                                                                    INCOME      INCOME & GROWTH      BALANCED
-------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (fees paid directly from your investment)
     MAXIMUM SALES CHARGE IMPOSED
       ON PURCHASES (as a percent of offering price)                 NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM DEFERRED SALES CHARGE                                   NONE             NONE              NONE
     REDEMPTION FEE(2)                                               NONE             NONE              NONE
------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12B-1) FEE                            NONE             NONE              NONE
     OTHER EXPENSES(3)
                                                                    ----------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES
                                                                    ========================================
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)
     NET EXPENSES                                                    0.10             0.10              0.10
                                                                    ========================================

(1) FEES CHARGED TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(3) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.


================================================================================



     The following table provides a range of estimated average weighted expense ratios for Advisor Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds (including any applicable expense waivers). Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


--------------------------------------------------------------------------------
       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------


       INCOME ALLOCATION                                      0.75% - 0.85%
       INCOME & GROWTH ALLOCATION                             0.87% - 0.97%
       BALANCED ALLOCATION                                    0.94% - 1.04%




                                  ACCESSOR 13

                                    EXPENSES
--------------------------------------------------------------------------------


                                                                                ACCESSOR ALLOCATION FUND
                                                                   GROWTH &                          AGGRESSIVE
                                                                    INCOME           GROWTH            GROWTH
---------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (fees paid directly from your investment)
     MAXIMUM SALES CHARGE IMPOSED
      ON PURCHASES (AS A PERCENT OF OFFERING PRICE)                  NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM DEFERRED SALES CHARGE                                   NONE             NONE              NONE
     REDEMPTION FEE(2)                                               NONE             NONE              NONE
---------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12B-1) FEE                            NONE             NONE              NONE
     OTHER EXPENSES(3)
                                                                    -----------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES
                                                                    =========================================
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)
     NET EXPENSES                                                    0.10             0.10              0.10
                                                                    =========================================



--------------------------------------------------------------------------------
(1) FEES CHARGED TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(3) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.


================================================================================



     The following table provides a range of estimated average weighted expense ratios for Advisor Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds (including any applicable expense waivers). Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.



       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------


       GROWTH & INCOME ALLOCATION                             0.98% - 1.08%
       GROWTH ALLOCATION                                      1.03% - 1.13%
       AGGRESSIVE GROWTH  ALLOCATION                          1.04% - 1.14%




                                  ACCESSOR 14

                                    EXPENSES
--------------------------------------------------------------------------------
EXPENSE EXAMPLE



     The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions not reflecting any expense waiver, your costs would be:


   ACCESSOR ALLOCATION FUND                    ONE YEAR*        THREE YEARS*       FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   INCOME ALLOCATION                          $
   INCOME & GROWTH ALLOCATION
   BALANCED ALLOCATION
   GROWTH & INCOME ALLOCATION
   GROWTH ALLOCATION
   AGGRESSIVE GROWTH ALLOCATION

================================================================================
     *NOTE: Accessor Capital has contractually agreed to pay certain expenses of the Funds to the extent such expenses are not paid by the Underlying Funds, pursuant to the exemptive order received from the Securities and Exchange Commission, through December 31, 2003. Such payments are not reflected in this table. If such payments were reflected, expenses for the one year and three year periods would be lower.















                                  ACCESSOR 15

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

     ASSET ALLOCATION

     The investment strategy of the Funds focuses on asset allocation (varying the concentration of asset classes in the Funds). Accessor Capital manages the asset class risk to which the Funds are exposed by varying the concentration of asset classes in the Funds. The table below reflects the target and potential ranges of investments in various asset classes.


                                                                           INCOME &
      ASSET CLASS                                          INCOME           GROWTH           BALANCED
-----------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        0%               30%               50%
                               ----------------------------------------------------------------------
                               RANGE                       0% - 5%         20% - 40%         40% - 60%
                               ----------------------------------------------------------------------
     FIXED-INCOME              TARGET                        70%              55%               41%
     FUNDS                     ----------------------------------------------------------------------
                               RANGE                     60% - 100%        40% - 80%         30% - 60%
                               ----------------------------------------------------------------------
     MONEY MARKET              TARGET                        30%              15%               9%
     FUND                      ----------------------------------------------------------------------
                               RANGE                      0% - 35%         0% - 20%          0% - 10%
                               ----------------------------------------------------------------------
                                                          GROWTH &                          AGGRESSIVE
      ASSET CLASS                                          INCOME           GROWTH            GROWTH
-----------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        60%              80%              100%
                               ----------------------------------------------------------------------
                               RANGE                      50% - 70%        70% - 90%        85% - 100%
                               ----------------------------------------------------------------------
     FIXED-INCOME              TARGET                        36%              20%               0%
     FUNDS                     ----------------------------------------------------------------------
                               RANGE                      20% - 50%        5% - 30%          0% - 10%
                               ----------------------------------------------------------------------
     MONEY MARKET              TARGET                        4%               0%                0%
     FUND                      ----------------------------------------------------------------------
                               RANGE                      0% - 10%          0% - 5%           0% - 5%


================================================================================
     Accessor Capital decides how much of each Fund's assets to allocate to Underlying Fund investments within the ranges set forth in the following pages based on its outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. Each Fund may sell the Underlying Funds or other securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

                                        TARGET ALLOCATION

                                        Target allocation represents the Funds'
                                        target for investments in the Underlying
                                        Funds. You should note that the Funds'
                                        actual allocations may differ from the
                                        target due to market fluctuations and
                                        other factors and that Accessor Capital
                                        has the discretion to change each Fund's target allocation.



                        ACCESSOR 16

                            OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR INCOME ALLOCATION FUND

    INVESTMENT OBJECTIVE The Income Allocation Fund seeks high current income and some stability of principal.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a conservative asset allocation strategy DESIGNED TO PROVIDE INCOME FOR INVESTORS WITH A LOW RISK TOLERANCE AND A 1-3 YEAR INVESTMENT TIME HORIZON.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                           0%              0-5%
     VALUE                                            0%              0-5%
     SMALL TO MID CAP                                 0%              0-5%
     INTERNATIONAL EQUITY                             0%              0-5%              [PIE CHART OF
     HIGH YIELD BOND                                 14%             5-20%              PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                       16%            10-25%
     SHORT-INTERMEDIATE FIXED-INCOME                 35%            20-60%
     MORTGAGE SECURITIES                             15%             5-30%
     U.S. GOVERNMENT MONEY**                         20%             0-35%
===========================================================================================================



--------------------------------------------------------------------------------
ACCESSOR INCOME & GROWTH ALLOCATION FUND

    INVESTMENT OBJECTIVE The Income & Growth Allocation Fund seeks high current income and some potential capital appreciation.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market underlying fund. this fund uses a conservative asset allocation strategy DESIGNED TO PROVIDE INCOME AND SOME CAPITAL APPRECIATION FOR INVESTORS WITH A LOW RISK TOLERANCE AND A 3-5 YEAR INVESTMENT TIME HORIZON.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                           9.5%             4-14%
     VALUE                                            9.5%             4-14%
     SMALL TO MID CAP                                 6.5%             2-12%               [PIE CHART OF
     INTERNATIONAL EQUITY                             6.5%             0-10%               PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 15.0%            10-20%
     INTERMEDIATE FIXED-INCOME                       10.0%             5-20%
     SHORT-INTERMEDIATE FIXED-INCOME                 20.0%            15-40%
     MORTGAGE SECURITIES                             13.0%             0-15%
     U.S. GOVERNMENT MONEY**                         10.0%             0-20%
===========================================================================================================



  *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                                  ACCESSOR 17

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR BALANCED ALLOCATION FUND

    INVESTMENT OBJECTIVE The Balanced Allocation Fund seeks moderate current income and some potential capital appreciation.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT INCOME AND CAPITAL APPRECIATION TO INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.


                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------

     GROWTH                                          15.5%            10-20%
     VALUE                                           15.5%            10-20%
     SMALL TO MID CAP                                10.5%             5-15%              [PIE CHART OF
     INTERNATIONAL EQUITY                            10.5%             5-15%              PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 15.0%             5-20%
     INTERMEDIATE FIXED-INCOME                        5.0%             3-20%
     SHORT-INTERMEDIATE FIXED-INCOME                 14.5%             5-25%
     MORTGAGE SECURITIES                              9.5%             0-20%
     U.S. GOVERNMENT MONEY**                          4.0%             0-10%
===========================================================================================================



ACCESSOR GROWTH & INCOME ALLOCATION FUND

    INVESTMENT OBJECTIVE The Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT CAPITAL APPRECIATION AND CURRENT INCOME INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          18.5%            12-22%
     VALUE                                           18.5%            12-22%
     SMALL TO MID CAP                                 9.5%             6-16%
     INTERNATIONAL EQUITY                            15.5%            10-20%              [PIE CHART OF
     HIGH YIELD BOND                                 15.0%             5-20%              PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                        5.0%             0-20%
     SHORT-INTERMEDIATE FIXED-INCOME                  8.0%             5-20%
     MORTGAGE SECURITIES                              7.0%             0-15%
     U.S. GOVERNMENT MONEY**                          3.0%             0-10%
===========================================================================================================




 *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE
  UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                                  ACCESSOR 18

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Growth Allocation Fund seeks high potential capital appreciation and some current income.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market underlying fund. this fund uses an aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES          TARGET *     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          24.5%            19-30%
     VALUE                                           24.5%            19-30%
     SMALL TO MID CAP                                12.5%             7-20%              [PIE CHART OF
     INTERNATIONAL EQUITY                            20.5%            15-25%              PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 13.0%             5-17%
     INTERMEDIATE FIXED-INCOME                        0.0%             0-15%
     SHORT-INTERMEDIATE FIXED-INCOME                  1.5%             0-15%
     MORTGAGE SECURITIES                              2.5%             0-15%
     U.S. GOVERNMENT MONEY**                          1.0%              0-5%
===========================================================================================================




ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Aggressive Growth Allocation Fund seeks high potential capital appreciation.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund. This Fund uses a very aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A VERY HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.


                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          29%            25-35%
     VALUE                                           29%            25-35%
     SMALL TO MID CAP                                18%            10-25%
     INTERNATIONAL EQUITY                            23%            19-30%               [PIE CHART OF
     HIGH YIELD                                       0%              0-5%               PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                        0%              0-5%
     SHORT-INTERMEDIATE FIXED-INCOME                  0%              0-5%
     MORTGAGE SECURITIES                              0%              0-5%
     U.S. GOVERNMENT MONEY**                          1%              0-5%
===========================================================================================================



  *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                                  ACCESSOR 19

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

     The particular Underlying Funds in which each Fund may invest and the allocation targets and ranges in each Underlying Fund may be changed from time to time without shareholder approval. In addition, each Fund's investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information are non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a change in a Fund's investment objective or policies, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. Each Fund's investment objective, investment strategy, current target allocations in the Underlying Funds and potential ranges of allocations in the Underlying Funds are set forth in the previous tables.

     The table below gives a brief description of the principal investment programs of the Underlying Funds. Additional information about the investment practices and policies of the Underlying Funds can be found in the Statement of Additional Information. No offer is made in this Prospectus of any of the Underlying Funds.

UNDERLYING FUND                       INVESTMENT PROGRAM
--------------------------------------------------------------------------------

GROWTH         Seeks to achieve  capital  growth by investing  primarily in
FUND           equity  securities of large  capitalization  companies  that
               Chicago Equity Partners LLC ("Chicago Equity Partners"), the
               Fund's  Money  Manager,   believes  will   outperform   peer
               companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth
               Index.

               THE MONEY MANAGER, Chicago Equity Partners LLC, selects stocks that it believes will outperform peer companies while maintaining an overall risk level similar to that of the benchmark. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers. Chicago Equity Partners will sell a stock if it determines that the company's growth potential is not met or if better opportunities are identified among its peers.
--------------------------------------------------------------------------------
     EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.


     GROWTH STOCKS are stocks that generally have high expected earnings growth and higher than average price-to-book ratios. VALUE STOCKS are stocks that generally are priced below the market average based on earnings and lower than average price-to-book ratios.
--------------------------------------------------------------------------------



VALUE          Seeks capital growth by investing primarily in stocks of
FUND           companies that Wellington Management Company, LLP ("Wellington
               Management"), the Fund's Money Manager, believes are under-valued. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.


               The Money Manager, Wellington Management Company, LLP, uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks with the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on value stocks of companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices.



                                  ACCESSOR 20

                        DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

UNDERLYING FUND                         INVESTMENT PROGRAM
--------------------------------------------------------------------------------

SMALL TO MID   Seeks capital growth through investing primarily in equity
CAP FUND       securities of small to medium capitalization issuers and seeks to maintain an average market capitalization similar to that of the Wilshire 4500 Index.


               The Fund normally invests at least 80% of its assets in the stocks of small and medium capitalization companies that are expected to experience higher than average growth of earnings or capital appreciation. The Money Manager, SSgA Funds Management, Inc., uses solid multi-factor stock evaluation model to help them identify the stocks within each industry that it believes has the best growth potential. Their sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the Wilshire 4500 Index. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


               -----------------------------------------------------------------
               Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.
================================================================================


INTERNATIONAL  Seeks capital growth by investing primarily in equity securities
EQUITY FUND    of companies domiciled in countries other than the United States and traded on foreign stock exchanges.


               Under normal conditions, the Fund will invest 80% of its assets in equity securities. Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe and the Pacific Rim and intends to maintain investments in at least three different countries outside the United States. This Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, this Fund may invest in companies that are in developed countries, as well as companies that are in emerging economies. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Money Manager, JPMorgan Fleming Asset Management (London), Ltd., uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Morgan Stanley Capital International ("MSCI") EAFE(R)+EMF Index, which is currently composed of companies representing the market structure of 47 developing (approximately 90%) and emerging market (approximately 10%) countries.



================================================================================
HIGH YIELD     Seeks current income by normally investing at least 80% of its
BOND FUND      assets in lower-rated, high-yield corporate debt securities commonly referred to as "junk bonds."

               High-yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Service, Inc. ("Moody's"), or

                                                          CONTINUED ON NEXT PAGE



                                  ACCESSOR 21

                        DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


UNDERLYING FUND                         INVESTMENT PROGRAM
--------------------------------------------------------------------------------
HIGH YIELD     securities judged to be of comparable quality by the Money
BOND FUND      Manager. The Fund will normally maintain an aggregate
(CON'T)        dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman
               Brothers U.S. Corporate High Yield Index. The Money Manager,
               Financial Management Advisors, LLC ("FMA"), selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive in the opinion of FMA because they offer better assurance of debt repayment.


               The duration of the Lehman Brothers U.S. Corporate High Yield Index as of March 31, 2003 is ___ years, although its duration will likely vary in the future.


--------------------------------------------------------------------------------
INTERMEDIATE   Seeks generation of current income by normally investing at least
FIXED-INCOME   80% of its assets in fixed- income securities. The Fund seeks to
FUND           have an average dollar-weighted portfolio duration of between three and eight years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit Index.


               In addition, the Fund primarily invests in corporate bonds or U.S. Government or agency securities that are of investment grade quality or that are unrated but judged to of comparable quality or higher by the Money Manager. The Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's, and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager, Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Government/Credit Index. Cypress Asset Management usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.

               The duration of the Lehman Brothers Government/Credit Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.



--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
--------------------------------------------------------------------------------
SHORT-         Seeks preservation of capital and generation of current income by
INTERMEDIATE   normally investing at least 80% of its assets in fixed-income
FIXED-INCOME   securities. The Fund seeks to have an average dollar-weighted
FUND           portfolio duration of between one and five years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit
               1-5 Year Index.

                                                          CONTINUED ON NEXT PAGE



                                  ACCESSOR 22

                        DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


UNDERLYING FUND                         INVESTMENT PROGRAM
--------------------------------------------------------------------------------
SHORT-         In addition, the Fund primarily invests in corporate bonds or
INTERMEDIATE   U.S. Government or agency securities that are of investment grade
FIXED-INCOME   quality or that are unrated but judged to be of comparable
FUND (CON'T)   quality or higher by the Money Manager. The Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager, Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers
               Government/Credit 1-5 Year Index. Cypress Asset Management usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.

               The duration of the Lehman Brothers Government/Credit 1-5 Index as of March 31, 2003 is _____ years, although its duration will likely vary in the future.



--------------------------------------------------------------------------------
MORTGAGE       Seeks generation of current income by normally investing at least
SECURITIES     80% of its assets in mortgage-related securities. The Fund seeks
FUND           an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index.


               In addition, the Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will only invest in non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or determined to be of comparable quality by the Money Manager or Accessor Capital. The Money Manager, BlackRock Financial Management, Inc., uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Mortgage-Backed Securities Index.

               The duration of the Lehman Brothers Mortgage-Backed Securities Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.



--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
================================================================================
U.S.           Seeks maximum current income consistent with the preservation of
GOVERNMENT     principal and liquidity by normally investing at least 80% of its
MONEY FUND     assets in short- term obligations issued or guaranteed by the
               U.S. Government, its agencies or instrumentalities. Accessor
               Capital Management directly invests the assets of the Fund using industry standard requirements concerning the quality, maturity and diversification of its investments. The Fund seeks to maintain an average maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

               The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund.
================================================================================




                                  ACCESSOR 23

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------
     Each Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Funds obtain from being invested in a number of Underlying Funds reduces the risk associated with an investment in a single Underlying Fund. This risk is further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the international Underlying Fund, countries.


     * UNDERLYING FUND RISKS. The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved.

     Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Each Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

     * ALLOCATION RISK. Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.


================================================================================


                      PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     Risks of the Funds depend on the risks of the Underlying Funds. To determine how much each Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING EQUITY FUND


     * STOCK MARKET VOLATILITY. (All Equity Funds) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.

     * COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     * SMALLER COMPANY RISK (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.




                                  ACCESSOR 24

                      PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     * SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     * FOREIGN EXPOSURE. (International Equity Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a risk for the other Equity Funds. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.


     Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

     Each Underlying Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the underlying International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Underlying Fund's NAVs. However, if the International Equity Underlying Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Underlying Fund's securities, the International Equity Underlying Fund may adjust the previous closing prices for these securities to reflect fair value.

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING FIXED-INCOME FUNDS


     * BOND MARKET VOLATILITY/INTEREST RATE RISK. (All Fixed-Income Funds) Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When short-term interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

     * BOND ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

     * CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and is a possible risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse




                                  ACCESSOR 25

                      PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher rated obligations.


     * LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.


     Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.


     * PREPAYMENT RISK. (Mortgage Securities Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

     * INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may underperform the bond and equity markets over time.


--------------------------------------------------------------------------------
OTHER RISKS OF INVESTING IN THE FUNDS

     * AFFILIATED PERSONS. In managing the Funds, Accessor Capital will have the authority to select and substitute Underlying Funds. Accessor Capital is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because Accessor Capital is also responsible for managing and administering the Underlying Funds. The Board of Directors and officers of Accessor Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

     * EXPENSES. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.

     * SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS. Although the Funds normally seek to remain substantially invested in the Underlying Funds, each Fund may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase



                                  ACCESSOR 26

                      PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of Accessor Capital, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Fund may invest without limitation in short-term obligations. When a Fund's assets are invested in such securities, the Fund may not be achieving its investment objective.



























                                  ACCESSOR 27

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     MANAGER & ADMINISTRATOR Accessor Capital Management LP,
                             1420 Fifth Avenue,  Suite 3600,
                             Seattle, WA 98101

     Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. The Board of Directors is responsible for managing the business and affairs of the Funds. Accessor Capital develops the investment programs for the Funds and decides how to allocate the assets of each Fund among the Underlying Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds.

     The Funds pay Accessor Capital an annual management fee equal to 0.10% of each Fund's average daily net assets for asset allocation and other services.

     Accessor Capital develops the investment programs for the Underlying Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change an Underlying Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Funds within 60 days of the change. Accessor Capital also provides transfer agent, registrar, dividend disbursing agent and certain other services to Accessor Funds and receives a fee from the Underlying Funds for these services.

     Accessor Funds has received an exemptive order from the Securities and Exchange Commission that allows the Underlying Funds to pay the expenses of the Funds other than the Funds' direct management fees to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Funds. To the extent these expenses are not paid by the Underlying Funds, Accessor Capital has contractually agreed to pay these expenses for the fiscal years ended December 31, 2000 through 2003.


     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202.

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.



     BELOW IS A DESCRIPTION OF THE CURRENT MONEY MANAGER OF EACH UNDERLYING
     FUND:

--------------------------------------------------------------------------------
GROWTH FUND

     CHICAGO EQUITY PARTNERS LLC, 180 N. LaSalle Street,
     Suite 3800, Chicago, IL 60601


     Chicago Equity Partners has managed the Growth Fund since March 16, 2000. Founded in 1998, Chicago Equity Partners has approximately $___ billion of assets under management as of December 31, 2002.


     Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnsen is the Senior Portfolio Manager responsible for the day-to-day management of the Growth Fund. Mr. Johnsen has been with Chicago Equity Partners and its predecessors for over 24 years and as a Senior Portfolio Manager for over eight years.


--------------------------------------------------------------------------------
VALUE FUND

     WELLINGTON MANAGEMENT COMPANY, LLP, 75 State Street, Boston, MA 02109


     Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $___ billion in assets under management as of December 31, 2002.


     Doris Dwyer Chu is the portfolio manager responsible for the day-to-day management of the Value Fund. Ms. Chu has been with Wellington Management since 1998. From 1985 to 1998, she was a partner and international portfolio manager at Grantham, Mayo, Van Otterloo & Company. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.



                                  ACCESSOR 28

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     SSgA FUNDS MANAGEMENT, INC. Two International Place, Boston, MA 02109


     SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a subsidiary of State Street Corporation and is one of the companies of the State Street Global Advisors division, started in 1978. SSgA has approximately $___ billion of assets under management as of December 31, 2002.

     Ric Thomas, CFA, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund, and Douglas T. Holmes, CFA will act as back up. Mr. Thomas is a Principal of SSgA and a Portfolio Manager in the Enhanced Equity Group, a position he has held since joining SSgA in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990. Mr. Holmes is a Principal of SSgA and heads the Global Enhanced Equity Group. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen, a money management firm. Mr. Holmes has been working in the investment management industry since 1980.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND


     JPMORGAN FLEMING ASSET MANAGEMENT (LONDON), LTD., Finsbury Dials, 20 Finsbury Street,
     London, England EC2Y9AQ


     JPMorgan Fleming has managed the Fund since January 7, 2002. Founded in 1960, JPMorgan Fleming has approximately $___ billion of assets under management as of December 31, 2002.


     Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BS (Hons) Business Administration from University of Bath. He joined Fleming Investment Management in September 1996. In January 1998, Mr. Harrison became Head of the Global Portfolios Group and was promoted to Managing Director in April 1999. He has 14 years of experience in the investment management industry.

     Mr. Fisher has a BA (Hons) Latin from Reading University. He joined Fleming Investment Management in 1988. In 1991 he joined Jardine Fleming Investment Management Limited in Hong Kong as a Portfolio Manager of the Global Group with responsibility for European markets. In 1994 he assumed responsibility for the management of the European portion of EAFE Plus funds, being appointed Director in 1996, and then Managing Director in May 2001. He has 17 years of experience in the investment management industry.


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

     FINANCIAL MANAGEMENT ADVISORS, LLC, 1900 Avenue of the Stars, Suite 900, Los Angeles, CA 90067


     FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $___ billion of assets under management as of December 31, 2002.


     FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.



                                  ACCESSOR 29

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
SHORT-INTERMEDIATE FIXED-INCOME FUND

     CYPRESS ASSET MANAGEMENT, 26607 Carmel Center Place, Suite 101, Carmel, CA 93923


     Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Funds since September 21, 1998. Founded in 1995, Cypress has approximately $___ million of assets under management as of December 31, 2002.


     Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr. Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.


--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     BLACKROCK FINANCIAL MANAGEMENT, INC., 345 Park Avenue, New York, NY 10154


     BlackRock and its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $___ billion of assets under management as of December 31, 2002.


     BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     ACCESSOR CAPITAL MANAGEMENT LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $_ billion of assets under management as of December 31, 2002.


     Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.



                                  ACCESSOR 30

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

     * DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

     * FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

--------------------------------------------------------------------------------
HOW TO PURCHASE

     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:


                                                  Advisor Class Shares may not
                                                  be purchased on days when the
                                                  NYSE is closed for trading:
                                                  New Year's Day, Martin Luther
                                                  King, Jr. Day, Presidents Day,
                                                  Good Friday, Memorial Day,
                                                  Independence Day, Labor Day,
                                                  Thanksgiving Day and Christmas
                                                  Day.

     * By CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504 To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the AIP Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.



                                  ACCESSOR 31

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAs

     Investors may purchase Advisor Class Shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA with an aggregate balance of less than $10,000 on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
INVESTMENT MINIMUMS

     * REGULAR ACCOUNTS. Initial investments must be at least $5,000 in one Fund. Subsequent investments must be at least $1,000.

     * RETIREMENT ACCOUNTS. Initial and subsequent investments must be at least $2,000 in one Fund.

     Accessor Funds may accept small purchase amounts or reject any purchase order it believes may disrupt the management of the Funds.

--------------------------------------------------------------------------------
SHARE PRICING


     Investors purchase Advisor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds.


--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING

     Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

     The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

--------------------------------------------------------------------------------
FOR MORE INFORMATION


     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.





                                  ACCESSOR 32

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------



     As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and sale for tax purposes.For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC.The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.



--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.



                                  ACCESSOR 33

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------



     Investors may request to redeem Advisor class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be redeemed at the next NAV calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds in any of the following ways:



     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

                                                  Redemption requests for shares
                                                  that were purchased by check
                                                  will be honored at the next
                                                  NAV calculated after receipt
                                                  of the redemption request.
                                                  However, redemption proceeds
                                                  will not be transmitted until
                                                  the check used for the
                                                  investment has cleared.

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares may also be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds for up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in Underlying Fund shares or other eligible securities, rather than cash. The Underlying Funds may, in turn, distribute securities rather than cash under their respective in kind redemption policies. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.



                                  ACCESSOR 34

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     * Low Account Balances. Accessor Funds may redeem any account with a balance of less than $500 per Fund. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.
================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. Each Fund intends to annually distribute substantially all of its net investment income, which will include dividends it receives from the Underlying Funds in which it invests, as dividends to its shareholders. The Board of Directors presently intends to declare dividends monthly for the Income Allocation Fund and quarterly, in March, June, September and December for the other Funds.

     * OTHER DISTRIBUTIONS. The Board of Directors intends to distribute to each Fund's shareholders substantially all of its net realized long- and short-term capital gains annually, generally in late December, these gains will consist almost entirely of (1) any distributions to it from the net capital gain realized by the Underlying Funds in which it invests and (2) net gains it realizes on its disposition of Underlying Fund shares (generally occasioned by its reallocating its assets under the Underlying Funds or by the need to make distributions and/or payments of redemption proceeds in excess of available cash). A Fund may need to make additional distributions at year-end to avoid federal income or excise taxes.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund at their NAV unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends and/or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.




                                  ACCESSOR 35

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     Each Fund's assets consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.


     The Underlying Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of an Underlying Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Underlying Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus be subject to these NAV changes.


     Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

     Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to its shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends from a Fund's investment company taxable income (consisting almost entirely of income dividends from the Underlying Funds in which it invests) and distributions of its net short-term capital gain, if any, are taxable as ordinary income, while distributions of its net capital gain (consisting of the gain described above under "Dividends and Distributions--Other Distributions") are taxable as long-term capital gain (generally, at a maximum rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gain depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

     Dividends and other distributions declared by a Fund in October, November, or December of any year generally are taxable to shareholders as though received on December 31 of that year even if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund or any other Accessor Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.


     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during that year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number.


     Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.



                                  ACCESSOR 36

                          DEFENSIVE DISTRIBUTION PLAN
--------------------------------------------------------------------------------
     The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.















                                  ACCESSOR 37

                    FINANCIAL HIGHLIGHTS [ALL TO BE UPDATED]
--------------------------------------------------------------------------------



     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                ADVISOR CLASS SHARES
                                                      ---------------------------------------------
                                                            INCOME               INCOME & GROWTH
                                                        ALLOCATION FUND          ALLOCATION FUND
FOR A SHARE OUTSTANDING                               ---------------------------------------------
THROUGHOUT THE PERIOD                      2002           2001        2000(3)  2002        2001        2000(3)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 15.01     $ 15.00                $ 15.00     $ 15.00
                                                                                       $
 NET INVESTMENT INCOME (LOSS)(1)                        0.81         -                     0.61         -
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                 0.07        0.01                  (0.70)        -
                                                     --------------------------         -------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.88        0.01       ---------  (0.09)        -

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                               (0.80)        -                    (0.56)        -
 DISTRIBUTIONS FROM CAPITAL GAINS                        -           -                    (0.03)        -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                -           -                      -           -
                                                     --------------------------         -------------------
TOTAL DISTRIBUTIONS                                    (0.80)        -         ---------  (0.59)        -
                                                     --------------------------         -------------------
                                                                               ---------
NET ASSET VALUE, END OF PERIOD                       $ 15.09     $ 15.01                $ 14.32     $ 15.00
                                                     ==========================        $===================
                                                                               =========
TOTAL RETURN(2)                                         5.95%       0.07%                 (0.57)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $12,534     $   400                $ 2,519     $   289
 RATIO OF GROSS EXPENSES TO AVERAGE NET                                                $
  ASSETS                                                1.18%       0.10%*                 0.76%       0.10%*
 RATIO OF NET EXPENSES TO AVERAGE NET
  ASSETS                                                0.10%       0.10%*                 0.10%       0.10%*
 RATIO OF NET INVESTMENT INCOME (LOSS)
  (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)
  TO AVERAGE NET ASSETS                                 4.59%      (0.10)%*                3.58%      (0.10)%*
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                                 5.67%      (0.10)%*                4.24%      (0.10)%*
PORTFOLIO TURNOVER RATE                                38.76%       0.00%                 22.19%       0.00%



--------------------------------------------------------------------------------
(1)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3)  SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
    *ANNUALIZED




                                  ACCESSOR 38

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                ADVISOR CLASS SHARES
                                                      ---------------------------------------------
                                                           BALANCED              GROWTH & INCOME
                                                        ALLOCATION FUND          ALLOCATION FUND
FOR A SHARE OUTSTANDING                               ---------------------------------------------
THROUGHOUT THE PERIOD                     2002            2001        2000(3)   2002    2001        2000(3)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 15.00     $ 15.00                $ 15.02     $ 15.00

 NET INVESTMENT INCOME (LOSS)(1)                        0.48         -                     0.39         -
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                (1.17)        -                    (1.42)       0.02
                                                     ---------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       (0.69)        -                    (1.03)       0.02

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                               (0.41)        -                    (0.31)        -
 DISTRIBUTIONS FROM CAPITAL GAINS                      (0.05)        -                    (0.03)        -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                            -                      -           -
                                                     ------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (0.46)        -                    (0.34)        -
                                                     ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $ 13.85     $ 15.00                $ 13.65     $ 15.02
                                                     ======================================================

TOTAL RETURN(2)                                        (4.57)%      0.00%                 (6.83)%      0.13%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $10,158     $   297                $18,965     $   247
 RATIO OF GROSS EXPENSES TO AVERAGE NET
  ASSETS                                                0.40%       0.10%*                 0.45%       0.10%*
 RATIO OF NET EXPENSES TO AVERAGE NET
  ASSETS                                                0.10%       0.10%*                 0.10%       0.10%*
 RATIO OF NET INVESTMENT INCOME (LOSS)
  (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)
  TO AVERAGE NET ASSETS                                 3.08%      (0.10)%*                2.59%      (0.10)%*
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                                 3.39%      (0.10)%*                2.94%      (0.10)%*
PORTFOLIO TURNOVER RATE                                15.60%       0.00%                  6.44%       0.00%



--------------------------------------------------------------------------------
(1)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3)  SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
    *ANNUALIZED




                                  ACCESSOR 39

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                ADVISOR CLASS SHARES
                                                      ---------------------------------------------
                                                           GROWTH                AGGRESSIVE GROWTH
                                                        ALLOCATION FUND          ALLOCATION FUND
FOR A SHARE OUTSTANDING                               ---------------------------------------------
THROUGHOUT THE PERIOD                                 2002    2001        2000(3)   2002        2001        2000(3)
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $        $ 15.00     $ 15.00               $ 15.00     $ 15.00

 NET INVESTMENT INCOME (LOSS)(1)                                 0.24         -                     0.03         -
 NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                         (2.00)        -                    (2.38)        -
                                                     ---------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                (1.76)        -                    (2.35)        -

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                                        (0.20)        -                      -           -
 DISTRIBUTIONS FROM CAPITAL GAINS                               (0.04)        -                    (0.04)        -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                         -           -                    (0.03)        -
                                                     ---------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (0.24)        -                    (0.07)        -
                                                     ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $        $ 13.00     $ 15.00               $ 12.58     $ 15.00
                                                     ===============================================================

TOTAL RETURN(2)                                                (11.70)%      0.00%                (15.68)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $        $23,658     $   223               $10,547     $   226
 RATIO OF GROSS EXPENSES TO AVERAGE NET
  ASSETS                                                         0.32%       0.10%*                 0.39%       0.10%*
 RATIO OF NET EXPENSES TO AVERAGE NET
  ASSETS                                                         0.10%       0.10%*                 0.10%       0.10%
 RATIO OF NET INVESTMENT INCOME (LOSS)
  (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)
  TO AVERAGE NET ASSETS                                          1.66%      (0.10)%*               (0.04)%     (0.10)%*
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                                          1.88%      (0.10)%*                0.25%      (0.10)%*
PORTFOLIO TURNOVER RATE                                         14.93%       0.00%                 30.99%       0.00%



--------------------------------------------------------------------------------
(1)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3)  SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
    *ANNUALIZED




                                  ACCESSOR 40

                    This page was left intentionally blank.

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     *    Fund performance data and financial statements

     *    Fund holdings.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
       (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

INVESTOR CLASS SHARES   *   ACCESSOR FUNDS, INC. PROSPECTUS   *   _______, 2003
--------------------------------------------------------------------------------


                            ACCESSOR ALLOCATION FUNDS

                           ACCESSOR INCOME ALLOCATION
                       ACCESSOR INCOME & GROWTH ALLOCATION
                          ACCESSOR BALANCED ALLOCATION
                       ACCESSOR GROWTH & INCOME ALLOCATION
                           ACCESSOR GROWTH ALLOCATION
                     ACCESSOR AGGRESSIVE GROWTH ALLOCATION
                                   [GRAPHIC]















                                                                 [LOGO] ACCESSOR
                                                                        ------



--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

                               THE ACCESSOR FUNDS


     * A family of 15 mutual funds, each with three classes of shares, and one with four classes of shares, offering a variety of fixed-income, equity and balanced mutual funds. This prospectus describes the Investor Class of the six Accessor Allocation Funds. For information about the other Accessor Funds or classes, please request the current Accessor Funds Prospectuses.


     * When used together, designed to help investors realize the benefits of ASSET ALLOCATION and DIVERSIFICATION.

     * Managed and administered by Accessor Capital Management LP ("Accessor Capital") or subadvised by money managers who are selected and supervised by Accessor Capital.

     Each of the Accessor Allocation Funds is a fund of funds. A fund of funds is a mutual fund that invests its assets in other mutual funds. This gives you several advantages, such as:

     * Active asset allocation and periodic rebalancing.
     * Immediate diversification across different types of investments.
     * The benefit of professional money managers.
     * For most small investors, a cost advantage over investing in individual stocks.
     * For some investors, tax advantages over trying to rebalance using individual mutual funds.

--------------------------------------------------------------------------------
     DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

     ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, equity and fixed-income securities) in an effort to enhance returns and reduce risks.

                                     * * *

     DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
     The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Accessor Allocation Funds is the potential for attractive long-term returns with reduced volatility.

     If you are a periodic investor, you can face the dilemma of trying to buy the right mix of mutual funds for a relatively small dollar amount each month. By investing in one of the Accessor Allocation Funds, you get a diversified portfolio, assembled by a professional money manager, that allows you access to more funds than you might be able to afford on your own. Each Fund can be used in both taxable and tax-deferred accounts.

     Before choosing your investment option, consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The Accessor Allocation Fund or Funds you select should not represent your complete investment program or be used for short-term trading purposes.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
   Fund Summaries.............................................................2
   Performance................................................................7
   Expenses..................................................................13
   Objectives and Strategies.................................................16
   Description of Underlying Funds...........................................20
   Principal Risks of Investing in the Funds.................................24
   Principal Risks of Underlying Funds.......................................24
   Management, Organization & Capital Structure..............................28

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................31
   Exchanging Fund Shares....................................................33
   Redeeming Fund Shares.....................................................34
   Dividends and Distributions...............................................35
   Valuation of Securities...................................................36
   Taxation..................................................................36
   Service and Distribution Arrangements.....................................37
   Financial Highlights......................................................38

                                 FUND SUMMARIES
--------------------------------------------------------------------------------
     Each of the Accessor Allocation Funds (referred to in this prospectus as the "Fund" or "Funds") is a "fund of funds" and shares the same investment approach. Each Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Investor Class Shares of other Accessor Funds (referred to in this prospectus as the "Underlying Funds"), which represent specific market segments. The Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Funds can offer additional diversification within a single investment.

     WHAT IS EACH FUND'S OBJECTIVE?
     The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

     * Accessor Income Allocation Fund seeks high current income and some stability of principal.

     * Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation.

     * Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation.

     * Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

     * Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income.

     * Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation.

     WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund invests substantially all of its assets in a select group of the Underlying Funds.



     The ACCESSOR INCOME ALLOCATION FUND can invest in a combination of the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy - the Fund maintains a current asset allocation target of approximately 80% in fixed-income Underlying Funds and 20 % in the money market Underlying Fund.

     The ACCESSOR INCOME & GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy - the Fund maintains a current asset allocation target of approximately 30% in equity Underlying Funds, 60% in fixed-income Underlying Funds and 10% in the money market Underlying Fund.



                                   ACCESSOR 2

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     The ACCESSOR BALANCED ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 50% in equity Underlying Funds, 46% in fixed-income Underlying Funds and 4% in the money market Underlying Fund.

     The ACCESSOR GROWTH & INCOME ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 60% in equity Underlying Funds, 37% in fixed-income Underlying Funds and 3% in the money market Underlying Fund.


     The ACCESSOR GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses an aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 80% in equity Underlying Funds, 19% in fixed-income Underlying Funds and 1% in the money market Underlying Fund.


     The ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, and the money market Underlying
     Fund: U.S. Government Money Fund. This Fund uses a very aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 99% in equity Underlying Funds and 1% in the money market Underlying Fund.

     Each Fund seeks to obtain the greatest return for the level of risk assumed by that Fund. Each Fund's investment strategy emphasizes asset allocation.

--------------------------------------------------------------------------------

     WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE UNDERLYING FUNDS CAN INVEST?

     Below is a general description of the principal types of securities in which the Underlying Funds invest:


--------------------------------------------------------------------------------
SPECIAL NOTE  |
--------------
As of ____________, 2003, the market capitalization of the S&P 500 Index ranged from $___ million for the smallest company to $_____ billion for the largest company. The weighted average market value of the Index was $______ billion, which may vary from month to month.

--------------------------------------------------------------------------------

     The GROWTH FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of large capitalization issuers that Chicago Equity Partners, the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth Index. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers.

     The VALUE FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of large capitalization issuers that Wellington Management Company, the Fund's Money Manager, believes are under-valued. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.

     The SMALL TO MID CAP FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants of small capitalization issuers (capitalization generally of $1 billion or less) and medium capitalization issuers (capitalization generally ranging from $1 billion to $10 billion). The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


     The INTERNATIONAL EQUITY FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants, primarily of companies domiciled in Europe and the Pacific Rim and may invest in companies that are in developed countries as well as companies that are in countries or economies generally considered to be emerging or developing markets.

     The HIGH YIELD BOND FUND normally invests at least 80% of its assets in lower-rated, high-yield corporate debt securities, rated lower than BBB by S&P or lower than Baa by Moody's, commonly referred to as "junk bonds."



                                   ACCESSOR 3

                                 FUND SUMMARIES
--------------------------------------------------------------------------------
     The INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of between 3 and 8 years.

     The SHORT-INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of not less than 2 years and not more than 5 years.


     The MORTGAGE SECURITIES FUND normally invests at least 80% of its assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or considered to be of comparable quality.


     The U.S. GOVERNMENT MONEY FUND normally invests at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity and diversification of its investments.


--------------------------------------------------------------------------------
     WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF INVESTING IN THE FUNDS?

     LOSS OF MONEY IS A RISK OF INVESTING IN EACH FUND. AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. While the Funds offer a greater level of diversification than most other types of mutual funds, a single Fund may not provide a complete investment program for an investor.

     The following summarizes important risks that apply to the Funds and may result in a loss of your investment. There can be no assurance that a Fund will achieve its investment objective.

     * ALLOCATION RISK Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in a Fund is that the allocation techniques and decisions will not produce the desired results, and a Fund may not achieve its investment objective.

     * UNDERLYING FUNDS RISK The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. A Fund's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions. Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies and principal risks of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Because the Fund's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.



                                   ACCESSOR 4

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     The following table sets forth the principal risks of the Underlying Funds that could adversely effect the net asset value, yield and total return of a Fund:

------------------------------------------------------------------------------------------------------------
    STOCK MARKET VOLATILITY               -          ( )          |)           |)             O            O
    BOND MARKET VOLATILITY                O           O           |)           |)            ( )           -
    FOREIGN EXPOSURE                      -          ( )          |)           |)             O            O
    SECTOR RISK                          ( )         ( )          |)           |)             O            O
    COMPANY RISK                         ( )         ( )          ( )          ( )           |)           |)
    SMALL COMPANY RISK                   ( )         ( )          ( )          |)            |)            O
    LOWER RATED DEBT SECURITIES          |)          |)           |)           |)            |)            -
    INFLATION RISK                        O           O           |)           |)            ( )          ( )
    PREPAYMENT RISK                      |)          ( )          ( )          ( )           ( )            -
------------------------------------------------------------------------------------------------------------
    Level of Principal Risk Key:        - n/a          ( )  low          |) medium           o high
------------------------------------------------------------------------------------------------------------


     DEFINITIONS

     STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


     BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and interest rate changes. Increases in interest rates can cause the price of a debt security to decrease. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     SMALL COMPANY RISK. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     LOWER RATED DEBT SECURITIES. Lower rated debt securities, commonly referred to as "junk bonds", and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities.

     INFLATION RISK. Over time, the real value of your investment in a Fund may be eroded by inflation.

     PREPAYMENT RISK. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

================================================================================


     An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Funds. Please see "Principal Risks of Underlying Funds" for a description of these and other risks associated with the Underlying Funds and an investment in a Fund.




                                   ACCESSOR 5

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     Each Fund's investment goals may be consistent with investors with the following risk profiles and investment goals:

     THE ACCESSOR INCOME ALLOCATION FUND - designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.

     THE ACCESSOR INCOME & GROWTH ALLOCATION FUND - designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

     THE ACCESSOR BALANCED ALLOCATION FUND - designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     THE ACCESSOR GROWTH & INCOME ALLOCATION FUND - designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     THE ACCESSOR GROWTH ALLOCATION FUND - designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

     THE ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND - designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.











                                   ACCESSOR 6

                                  PERFORMANCE
--------------------------------------------------------------------------------
     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31                                     -------------
                                                YEAR TO DATE
    5.49
  -----------------                                 _____%
    2001      2002
                                                AS OF 3/31/03
                                                -------------
                                                BEST QUARTER

                                                    _____%


                                                -------------
                                                WORST QUARTER

                                                    ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIOD ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                 ----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.



                                   ACCESSOR 7

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                -------------
AS OF 12/31                                     YEAR TO DATE

    -1.04                                           _____%
   --------------------
     2001       2002                            AS OF 3/31/03
                                                -------------
                                                BEST QUARTER

                                                    _____%


                                                -------------
                                                WORST QUARTER

                                                    _____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.



                                   ACCESSOR 8

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

    -5.07                                                   ____%
  ------------------
    2001      2002                                      AS OF 3/31/03
                                                        -------------
                                                        BEST QUARTER

                                                            ____%


                                                        -------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.



                                   ACCESSOR 9

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

    -7.27                                                   ____%
  ------------------
     2001      2002                                     AS OF 3/31/03
                                                        -------------
                                                        BEST QUARTER

                                                            ____%


                                                        -------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.



                                  ACCESSOR 10

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

 -12.13                                                     ____%
------------------
 2001       2002                                        AS OF 3/31/03
                                                        --------------
                                                        BEST QUARTER

                                                            ____%


                                                        --------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.



                                  ACCESSOR 11

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

                                                        -------------
AS OF 12/31                                             YEAR TO DATE

  -16.09                                                    ____%
 ------------------
   2001      2002                                       AS OF 3/31/03
                                                        -------------
                                                        BEST QUARTER

                                                            ____%


                                                        -------------
                                                        WORST QUARTER

                                                            ____%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    MSCI AC WORLD INDEX FREE(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.



                                  ACCESSOR 12

                                    EXPENSES
--------------------------------------------------------------------------------


     The following tables describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund. You should keep in mind that shareholders of each Fund bear indirectly the expenses of the Underlying Funds in which the Funds invest. The Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested. THE TABLE REFLECTS THE HISTORICAL FEES AND EXPENSES OF THE FUNDS.


                                                                                ACCESSOR ALLOCATION FUND
                                                                    INCOME       INCOME & GROWTH      BALANCED
--------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (fees paid directly from your investment)
     MAXIMUM SALES CHARGE IMPOSED
       ON PURCHASES (AS A PERCENT OF OFFERING PRICE)                 NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM DEFERRED SALES CHARGE                                   NONE             NONE              NONE
     REDEMPTION FEE(2)                                               NONE             NONE              NONE

     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12b-1) FEE                            0.25             0.25              0.25
                                                                     ---------------------------------------
     OTHER EXPENSES(3)                                               1.08             0.66              0.30
       ADMINISTRATIVE SERVICES FEE(4)                                0.25             0.25              0.25
                                                                     ---------------------------------------
     TOTAL OTHER EXPENSES                                            1.33             0.91              0.55
     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.68             1.26              0.90
                                                                     =======================================
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)                      (1.08)           (0.66)            (0.30)
     NET EXPENSES                                                    0.60             0.60              0.60
                                                                     =======================================

--------------------------------------------------------------------------------
(1) FEES CHARGED TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.


(3) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.


(4) PURSUANT TO AN ADMINISTRATIVE SERVICES PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.

================================================================================



                                  ACCESSOR 13

                                    EXPENSES
--------------------------------------------------------------------------------
     The following table provides a range of estimated average weighted expense ratios for Investor Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds (including any applicable expense waivers). Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------
       INCOME ALLOCATION                                      1.25% - 1.35%
       INCOME & GROWTH ALLOCATION                             1.37% - 1.47%
       BALANCED ALLOCATION                                    1.44% - 1.54%


                                                                                ACCESSOR ALLOCATION FUND
                                                                   GROWTH &                          AGGRESSIVE
                                                                    INCOME           GROWTH            GROWTH
----------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     MAXIMUM SALES CHARGE IMPOSED
      ON PURCHASES (AS A PERCENT OF OFFERING PRICE)                  NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM DEFERRED SALES CHARGE                                   NONE             NONE              NONE
     REDEMPTION FEE(2)                                               NONE             NONE              NONE
------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12b-1) FEE                            0.25             0.25              0.25
                                                                     ---------------------------------------
     OTHER EXPENSES(3)                                               0.35             0.22              0.29
       ADMINISTRATIVE SERVICES FEE(4)                                0.25             0.25              0.25
                                                                     =======================================
     TOTAL OTHER EXPENSES                                            0.60             0.47              0.54
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.95             0.82              0.89
                                                                     ---------------------------------------
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)                      (0.35)           (0.22)            (0.29)
     NET EXPENSES                                                    0.60             0.60              0.60


--------------------------------------------------------------------------------
(1) FEES CHARGED TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.


(3) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND DECEMBER, 31, 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.


(4) PURSUANT TO AN ADMINISTRATIVE SERVICES PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.




                                  ACCESSOR 14

                                    EXPENSES
--------------------------------------------------------------------------------
     The following table provides a range of estimated average weighted expense ratios for Investor Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds (including any applicable expense waivers). Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------
       GROWTH & INCOME ALLOCATION                             1.48% - 1.58%
       GROWTH ALLOCATION                                      1.53% - 1.63%
       AGGRESSIVE GROWTH  ALLOCATION                          1.54% - 1.64%

================================================================================
EXPENSE EXAMPLE


     The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions not reflecting any expense waiver, your costs would be:




   ACCESSOR ALLOCATION FUND                    ONE YEAR*        THREE YEARS*       FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   INCOME ALLOCATION                          $ 241.00          $  742.00         $1,269.00         $2,713.00
   INCOME & GROWTH ALLOCATION                   211.00             650.00          1,116.00          2,406.00
   BALANCED ALLOCATION                          181.00             562.00            968.00          2,101.00
   GROWTH & INCOME ALLOCATION                   191.00             590.00          1,014.00          2,197.00
   GROWTH ALLOCATION                            183.00             567.00            976.00          2,117.00
   AGGRESSIVE GROWTH ALLOCATION                 191.00             592.00          1,018.00          2,204.00

================================================================================
     *Note: Accessor Capital has contractually agreed to pay certain expenses of the Funds to the extent such expenses are not paid by the Underlying Funds, pursuant to the exemptive order received from the Securities and Exchange Commission, through December 31, 2003. Such payments are not reflected in this table. If such payments were reflected, expenses for the one year and three year periods would be lower.









                                  ACCESSOR 15

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

ASSET ALLOCATION

     The investment strategy of the Funds focuses on asset allocation (varying the concentration of asset classes in the Funds). Accessor Capital manages the asset class risk to which the Funds are exposed by varying the concentration of asset classes in the Funds. The table below reflects the target and potential ranges of investments in various asset classes.

                                                                           INCOME &
      ASSET CLASS                                          INCOME           GROWTH           BALANCED
-------------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        0%               30%               50%
                               -----------------------------------------------------------------------
                               RANGE                       0% - 5%         20% - 40%         40% - 60%
-------------------------------------------------------------------------------------------------------
     FIXED-INCOME              TARGET                        70%              55%               41%
     FUNDS                     -----------------------------------------------------------------------
                               RANGE                     60% - 100%        40% - 80%         30% - 60%
-------------------------------------------------------------------------------------------------------
     MONEY MARKET              TARGET                        30%              15%               9%
     FUND                      -----------------------------------------------------------------------
                               RANGE                      0% - 35%         0% - 20%          0% - 10%
=======================================================================================================
                                                          GROWTH &                          AGGRESSIVE
      ASSET CLASS                                          INCOME           GROWTH            GROWTH
-------------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        60%              80%              100%
                               -----------------------------------------------------------------------
                               RANGE                      50% - 70%        70% - 90%        85% - 100%
-------------------------------------------------------------------------------------------------------
     FIXED-INCOME              TARGET                        36%              20%               0%
     FUNDS                     -----------------------------------------------------------------------
                               RANGE                      20% - 50%        5% - 30%          0% - 10%
-------------------------------------------------------------------------------------------------------
     MONEY MARKET              TARGET                        4%               0%                0%
     FUND                      -----------------------------------------------------------------------
                               RANGE                      0% - 10%          0% - 5%           0% - 5%
=======================================================================================================

     Accessor Capital decides how much of each Fund's assets to allocate to Underlying Fund investments within the ranges set forth in the following pages based on its outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. Each Fund may sell the Underlying Funds or other securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

                                        TARGET ALLOCATION
                                        Target allocation represents the Funds'
                                        target for investments in the Underlying
                                        Funds. You should note that the Funds'
                                        actual allocations may differ from the
                                        target due to market fluctuations and
                                        other factors and that Accessor Capital
                                        has the discretion to change each Fund's target allocation.






                        ACCESSOR 16

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR BALANCED ALLOCATION FUND

    INVESTMENT OBJECTIVE The Balanced Allocation Fund seeks moderate current income and some potential capital appreciation.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT INCOME AND CAPITAL APPRECIATION TO INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.


                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------

     GROWTH                                          15.5%            10-20%
     VALUE                                           15.5%            10-20%
     SMALL TO MID CAP                                10.5%             5-15%              [PIE CHART OF
     INTERNATIONAL EQUITY                            10.5%             5-15%              PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 15.0%             5-20%
     INTERMEDIATE FIXED-INCOME                        5.0%             3-20%
     SHORT-INTERMEDIATE FIXED-INCOME                 14.5%             5-25%
     MORTGAGE SECURITIES                              9.5%             0-20%
     U.S. GOVERNMENT MONEY**                          4.0%             0-10%
===========================================================================================================



ACCESSOR GROWTH & INCOME ALLOCATION FUND

    INVESTMENT OBJECTIVE The Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT CAPITAL APPRECIATION AND CURRENT INCOME INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          18.5%            12-22%
     VALUE                                           18.5%            12-22%
     SMALL TO MID CAP                                 9.5%             6-16%
     INTERNATIONAL EQUITY                            15.5%            10-20%              [PIE CHART OF
     HIGH YIELD BOND                                 15.0%             5-20%              PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                        5.0%             0-20%
     SHORT-INTERMEDIATE FIXED-INCOME                  8.0%             5-20%
     MORTGAGE SECURITIES                              7.0%             0-15%
     U.S. GOVERNMENT MONEY**                          3.0%             0-10%
===========================================================================================================




 *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE
  UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                                  ACCESSOR 18

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Growth Allocation Fund seeks high potential capital appreciation and some current income.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market underlying fund. this fund uses an aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES          TARGET *     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          24.5%            19-30%
     VALUE                                           24.5%            19-30%
     SMALL TO MID CAP                                12.5%             7-20%              [PIE CHART OF
     INTERNATIONAL EQUITY                            20.5%            15-25%              PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 13.0%             5-17%
     INTERMEDIATE FIXED-INCOME                        0.0%             0-15%
     SHORT-INTERMEDIATE FIXED-INCOME                  1.5%             0-15%
     MORTGAGE SECURITIES                              2.5%             0-15%
     U.S. GOVERNMENT MONEY**                          1.0%              0-5%
===========================================================================================================


ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Aggressive Growth Allocation Fund seeks high potential capital appreciation.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund. This Fund uses a very aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A VERY HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          29%            25-35%
     VALUE                                           29%            25-35%
     SMALL TO MID CAP                                18%            10-25%              [PIE CHART OF
     INTERNATIONAL EQUITY                            23%            19-30%              PERCENTAGES AT LEFT]
     HIGH YIELD                                       0%              0-5%
     INTERMEDIATE FIXED-INCOME                        0%              0-5%
     SHORT-INTERMEDIATE FIXED-INCOME                  0%              0-5%
     MORTGAGE SECURITIES                              0%              0-5%
     U.S. GOVERNMENT MONEY**                          1%              0-5%
===========================================================================================================


  *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                        ACCESSOR 19

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

     The particular Underlying Funds in which each Fund may invest and the allocation targets and ranges in each Underlying Fund may be changed from time to time without shareholder approval. In addition, each Fund's investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information are non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a change in a Fund's investment objective or policies, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. Each Fund's investment objective, investment strategy, current target allocations in the Underlying Funds and potential ranges of allocations in the Underlying Funds are set forth in the previous tables.

     The table below gives a brief description of the principal investment programs of the Underlying Funds. Additional information about the investment practices and policies of the Underlying Funds can be found in the Statement of Additional Information. No offer is made in this Prospectus of any of the Underlying Funds.

UNDERLYING FUND INVESTMENT PROGRAM
--------------------------------------------------------------------------------

GROWTH         Seeks to achieve  capital  growth by investing  primarily in
FUND           equity  securities of large  capitalization  companies  that
               Chicago Equity Partners LLC ("Chicago Equity Partners"), the
               Fund's  Money  Manager,   believes  will   outperform   peer
               companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth
               Index.

               The Money Manager, Chicago Equity Partners LLC, selects stocks that it believes will outperform peer companies while maintaining an overall risk level similar to that of the benchmark. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers. Chicago Equity Partners will sell a stock if it determines that the company's growth potential is not met or if better opportunities are identified among its peers.

--------------------------------------------------------------------------------
     EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.


     GROWTH STOCKS are stocks that generally have high expected earnings growth and higher than average price-to-book ratios. VALUE STOCKS are stocks that generally are priced below the market average based on earnings and lower than average price-to-book ratios.

--------------------------------------------------------------------------------


    VALUE           Seeks capital growth by investing primarily in stocks of
    FUND            companies that Wellington Management Company, LLP
                    ("Wellington Management"), the Fund's Money Manager, believes are under-valued. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.


                    The Money Manager, Wellington Management Company, LLP, uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks with the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on value stocks of companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices.



                                  ACCESSOR 20

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
SMALL TO MID        Seeks capital growth through investing primarily in equity
CAP FUND            securities of small to medium capitalization issuers and
                    seeks to maintain an average market capitalization similar to that of the Wilshire 4500 Index.


                    The Fund normally invests at least 80% of its assets in the stocks of small and medium capitalization companies that are expected to experience higher than average growth of earnings or capital appreciation. The Money Manager, SSgA Funds Management, Inc., uses solid multi-factor stock evaluation model to help them identify the stocks within each industry that it believes has the best growth potential. Their sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the Wilshire 4500 Index. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


                    Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

================================================================================
INTERNATIONAL       Seeks capital growth by investing primarily in equity
EQUITY FUND         securities of companies domiciled in countries other than
                    the United States and traded on foreign stock exchanges.


                    Under normal conditions, the Fund will invest 80% of its assets in equity securities. Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe and the Pacific Rim and intends to maintain investments in at least three different countries outside the United States. This Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, this Fund may invest in companies that are in developed countries, as well as companies that are in emerging economies. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Money Manager, JPMorgan Fleming Asset Management (London), Ltd., uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Morgan Stanley Capital International ("MSCI") EAFE(R)+EMF Index, which is currently composed of companies representing the market structure of 47 developing (approximately 90%) and emerging market (approximately 10%) countries.


================================================================================
HIGH YIELD          Seeks current income by normally investing at least 80% of
BOND FUND           its assets in lower-rated, high-yield corporate debt
                    securities commonly referred to as "junk bonds." High-yield debt securities are those rated lower than BBB by Standard &
                    Poor's Corporation ("S&P") or lower than Baa by Moody's
                    Investors Service, Inc. ("Moody's"), or

                                                          CONTINUED ON NEXT PAGE



                                  ACCESSOR 21

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
HIGH YIELD          securities judged to be of comparable quality by the Money
BOND FUND           Manager. The Fund will normally maintain an aggregate
(CON'T)             dollar-weighted average portfolio duration that does not
                    vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index. The Money
                    Manager, Financial Management Advisors, LLC ("FMA"), selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management.
                    Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive in the opinion of FMA because they offer better assurance of debt repayment.

                    The duration of the Lehman Brothers U.S. Corporate High Yield Index as of March 31, 2003 is ___ years, although its duration will likely vary in the future.

--------------------------------------------------------------------------------
INTERMEDIATE        Seeks generation of current income by normally investing at
FIXED-INCOME        least 80% of its assets in fixed- income securities. The
FUND                Fund seeks to have an average dollar-weighted portfolio
                    duration of between three and eight years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers
                    Government/Credit Index.

                    In addition, the Fund primarily invests in corporate bonds or U.S. Government or agency securities that are of investment grade quality or that are unrated but judged to of comparable quality or higher by the Money Manager. The Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's, and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager, Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Government/Credit Index. Cypress Asset Management usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.

                    The duration of the Lehman Brothers Government/Credit Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.


--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
--------------------------------------------------------------------------------

SHORT-              Seeks preservation of capital and generation of current
INTERMEDIATE        income by normally investing at least 80% of its assets in
FIXED-INCOME        fixed-income securities. The Fund seeks to have an average
FUND                dollar-weighted portfolio duration of between one and five years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman
                    Brothers Government/Credit 1-5 Year Index.

                                                          CONTINUED ON NEXT PAGE



                                  ACCESSOR 22

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
SHORT-              In addition, the Fund primarily invests in corporate bonds
INTERMEDIATE        or U.S. Government or agency securities that are of
FIXED-INCOME        investment grade quality or that are unrated but judged to
FUND (CON'T)        be of comparable quality or higher by the Money Manager. The
                    Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager,
                    Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman
                    Brothers Government/Credit 1-5 Year Index. Cypress Asset
                    Management usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.

                    The duration of the Lehman Brothers Government/Credit 1-5 Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.


--------------------------------------------------------------------------------
MORTGAGE            Seeks generation of current income by normally investing at
SECURITIES          least 80% of its assets in mortgage-related securities. The
FUND                Fund seeks an aggregate dollar-weighted average portfolio
                    duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed
                    Securities Index.

                    In addition, the Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will only invest in non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or determined to be of comparable quality by the Money Manager or Accessor Capital. The Money Manager, BlackRock Financial Management, Inc., uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Mortgage-Backed Securities Index.


                    The duration of the Lehman Brothers Mortgage-Backed Securities Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.


--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
--------------------------------------------------------------------------------
U.S.                Seeks maximum current income consistent with the
GOVERNMENT          preservation of principal and liquidity by normally
MONEY FUND          investing at least 80% of its assets in short- term
                    obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Accessor Capital Management directly invests the assets of the Fund using industry standard requirements concerning the quality, maturity and diversification of its investments. The Fund seeks to maintain an average maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

                    The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund.



                                  ACCESSOR 23

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------
     Each Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Funds obtain from being invested in a number of Underlying Funds reduces the risk associated with an investment in a single Underlying Fund. This risk is further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the international Underlying Fund, countries.


     * UNDERLYING FUND RISKS. The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved.

     Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Each Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

     * ALLOCATION RISK. Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

================================================================================

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


     Risks of the Funds depend on the risks of the Underlying Funds. To determine how much each Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING EQUITY FUNDS


     * STOCK MARKET VOLATILITY. (All Equity Funds) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.

     * COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     * SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.




                                  ACCESSOR 24

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


     * SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     * FOREIGN EXPOSURE. (International Equity Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a risk for the other Equity Funds. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.


     Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

     Each Underlying Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the underlying International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Underlying Fund's NAVs. However, if the International Equity Underlying Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Underlying Fund's securities, the International Equity Underlying Fund may adjust the previous closing prices for these securities to reflect fair value.

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING FIXED-INCOME FUNDS


     * BOND MARKET VOLATILITY/INTEREST RATE RISK. (All Fixed-Income Funds) Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities are subject to greater volatility than bonds with shorter maturities. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When short-term interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

     * BOND ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

     * CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and is a possible risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse




                                  ACCESSOR 25

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher rated obligations.


     * LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.


     Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.


     * PREPAYMENT RISK. (Mortgage Securities Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

     * INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may underperform the bond and equity markets over time.


--------------------------------------------------------------------------------
OTHER RISKS OF INVESTING IN THE FUNDS

     * AFFILIATED PERSONS. In managing the Funds, Accessor Capital will have the authority to select and substitute Underlying Funds. Accessor Capital is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because Accessor Capital is also responsible for managing and administering the Underlying Funds. The Board of Directors and officers of Accessor Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

     * EXPENSES. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.

     * SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS. Although the Funds normally seek to remain substantially invested in the Underlying Funds, each Fund may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase



                                  ACCESSOR 26

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of Accessor Capital, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Fund may invest without limitation in short-term obligations. When a Fund's assets are invested in such securities, the Fund may not be achieving its investment objective.




























                                  ACCESSOR 27

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

     Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. The Board of Directors is responsible for managing the business and affairs of the Funds. Accessor Capital develops the investment programs for the Funds and decides how to allocate the assets of each Fund among the Underlying Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds.

     The Funds pay Accessor Capital an annual management fee equal to 0.10% of each Fund's average daily net assets for asset allocation and other services.

     Accessor Capital develops the investment programs for the Underlying Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change an Underlying Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Funds within 60 days of the change. Accessor Capital also provides transfer agent, registrar, dividend disbursing agent and certain other services to Accessor Funds and receives a fee from the Underlying Funds for these services.

     Accessor Funds has received an exemptive order from the Securities and Exchange Commission that allows the Underlying Funds to pay the expenses of the Funds other than the Funds' direct management fees to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Funds. To the extent these expenses are not paid by the Underlying Funds, Accessor Capital has contractually agreed to pay these expenses for the fiscal years ended December 31, 2000 through 2003.


     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202.

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.


     BELOW IS A DESCRIPTION OF THE CURRENT MONEY MANAGER OF EACH UNDERLYING
     FUND:

--------------------------------------------------------------------------------
GROWTH FUND

     CHICAGO EQUITY PARTNERS LLC, 180 N. LaSalle Street, Suite 3800, Chicago, IL 60601


     Chicago Equity Partners has managed the Growth Fund since March 16, 2000. Founded in 1998, Chicago Equity Partners has approximately $4.4 billion of assets under management as of December 31, 2002.


     Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnsen is the Senior Portfolio Manager responsible for the day-to-day management of the Growth Fund. Mr. Johnsen has been with Chicago Equity Partners and its predecessors for over 24 years and as a Senior Portfolio Manager for over eight years.

--------------------------------------------------------------------------------
VALUE FUND

     WELLINGTON MANAGEMENT COMPANY, LLP, 75 State Street, Boston, MA 02109


     Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $293 billion in assets under management as of December 31, 2002.


     Doris Dwyer Chu is the portfolio manager responsible for the day-to-day management of the Value Fund. Ms. Chu has been with Wellington Management since 1998. From 1985 to 1998, she was a partner and international portfolio manager at Grantham, Mayo, Van Otterloo & Company. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.



                                  ACCESSOR 28

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     SSgA FUNDS MANAGEMENT, INC. Two International Place, Boston, MA 02109


     SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a subsidiary of State Street Corporation and is one of the companies of the State Street Global Advisors division, started in 1978. SSgA has approximately $793 billion of assets under management as of December 31, 2002.

     Ric Thomas, CFA, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund, and Douglas T. Holmes, CFA will act as back up. Mr. Thomas is a Principal of SSgA and a Portfolio Manager in the Enhanced Equity Group, a position he has held since joining SSgA in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990. Mr. Holmes is a Principal of SSgA and heads the Global Enhanced Equity Group. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen, a money managemet firm. Mr. Holmes has been working in the investment management industry since 1980.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     JPMORGAN FLEMING ASSET MANAGEMENT (London), Ltd., Finsbury Dials, 20 Finsbury Street, London, England EC2Y9AQ


     JPMorgan Fleming has managed the Fund since January 7, 2002. Founded in 1960, JPMorgan Fleming has approximately $541 billion of assets under management as of December 31, 2002.


     Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BS (Hons) Business Administration from University of Bath. He joined Fleming Investment Management in September 1996. In January 1998, Mr. Harrison became Head of the Global Portfolios Group and was promoted to Managing Director in April 1999. He has 14 years of experience in the investment management industry.

     Mr. Fisher has a BA (Hons) Latin from Reading University. He joined Fleming Investment Management in 1988. In 1991 he joined Jardine Fleming Investment Management Limited in Hong Kong as a Portfolio Manager of the Global Group with responsibility for European markets. In 1994 he assumed responsibility for the management of the European portion of EAFE Plus funds, being appointed Director in 1996, and then Managing Director in May 2001. He has 17 years of experience in the investment management industry.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


     FINANCIAL MANAGEMENT ADVISORS, LLC, 1900 Avenue of the Stars, Suite 900, Los Angeles, CA 90067

     FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.5 billion of assets under management as of December 31, 2002.


     FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.



                                  ACCESSOR 29

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
SHORT-INTERMEDIATE FIXED-INCOME FUND

     CYPRESS ASSET MANAGEMENT, 26607 Carmel Center Place, Suite 101, Carmel, CA 93923


     Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Funds since September 21, 1998. Founded in 1995, Cypress has approximately $500 million of assets under management as of December 31, 2002.


     Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr. Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.

--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     BLACKROCK FINANCIAL MANAGEMENT, INC., 345 Park Avenue, New York, NY 10154


     BlackRock and its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $246 billion of assets under management as of December 31, 2002.


     BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     ACCESSOR CAPITAL MANAGEMENT LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2 billion of assets under management as of December 31, 2002.


     Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.



                                  ACCESSOR 30

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

     * FINANCIAL INTERMEDIARIES. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets, who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

--------------------------------------------------------------------------------
HOW TO PURCHASE
                                         Investor Class Shares may not be
                                         purchased on days when the NYSE is
                                         closed for trading: New Year's Day,
                                         Martin Luther King, Jr. Day, Presidents
                                         Day, Good Friday, Memorial Day,
                                         Independence Day, Labor Day,
                                         Thanksgiving Day and Christmas Day.

     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504 To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the AIP Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.



                                  ACCESSOR 31

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAs

     Investors may purchase Investor Class Shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA with an aggregate balance of less than $10,000 on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling
     (800) 759-3504.

--------------------------------------------------------------------------------
INVESTMENT MINIMUMS

     * REGULAR ACCOUNTS. Initial investments must be at least $5,000 in one Fund. Subsequent investments must be at least $1,000.

     * RETIREMENT ACCOUNTS. Initial and subsequent investments must be at least $2,000 in one Fund.

     Accessor Funds may accept small purchase amounts or reject any purchase order it believes may disrupt the management of the Funds.

--------------------------------------------------------------------------------
SHARE PRICING

     Investors purchase Investor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by theFund.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING

     Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

     The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

--------------------------------------------------------------------------------
FOR MORE INFORMATION


     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.





                                  ACCESSOR 32

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
     As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and sale for tax purposes.For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC.The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL.  Share exchange instructions may be mailed to:
                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.






                                  ACCESSOR 33

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be redeemed at the next NAV calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds in any of the following ways:


     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least
     $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

                                        Redemption requests for shares that were purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares may also be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds for up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in Underlying Fund shares or other eligible securities, rather than cash. The Underlying Funds may, in turn, distribute securities rather than cash under their respective in kind redemption policies. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.



                                  ACCESSOR 34

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================


                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. Each Fund intends to annually distribute substantially all of its net investment income, which will include dividends it receives from the Underlying Funds in which it invests, as dividends to its shareholders. The Board of Directors presently intends to declare dividends monthly for the Income Allocation Fund and quarterly, in March, June, September and December for the other Funds.

     * OTHER DISTRIBUTIONS. The Board of Directors intends to distribute to each Fund's shareholders substantially all of its net realized long- and short-term capital gains annually, generally in late December, these gains will consist almost entirely of (1) any distributions to it from the net capital gain realized by the Underlying Funds in which it invests and (2) net gains it realizes on its disposition of Underlying Fund shares (generally occasioned by its reallocating its assets under the Underlying Funds or by the need to make distributions and/or payments of redemption proceeds in excess of available cash). A Fund may need to make additional distributions at year-end to avoid federal income or excise taxes.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund at their NAV unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends and/or other distributions in Investor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 35

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     Each Fund's assets consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.


     The Underlying Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of an Underlying Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Underlying Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus be subject to these NAV changes.


     Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

     Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to its shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends from a Fund's investment company taxable income (consisting almost entirely of income dividends from the Underlying Funds in which it invests) and distributions of its net short-term capital gain, if any, are taxable as ordinary income, while distributions of its net capital gain (consisting of the gain described above under "Dividends and Distributions--Other Distributions") are taxable as long-term capital gain (generally, at a maximum rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gain depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

     Dividends and other distributions declared by a Fund in October, November, or December of any year generally are taxable to shareholders as though received on December 31 of that year even if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund or any other Accessor Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during that year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number.

     Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INVESTOR CLASS SHARES.



                                  ACCESSOR 36

                     SERVICE AND DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

     * DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and distribution-related activities and/or providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually.

     Because 12b-1 fees are paid out of the Fund's assets on and on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     * ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fee will not exceed 0.25% annually.

     * DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.







                                  ACCESSOR 37

                    FINANCIAL HIGHLIGHTS [ALL TO BE UPDATED]
--------------------------------------------------------------------------------


     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                INVESTOR CLASS SHARES
                                                    --------------------------------------------
                                                           INCOME               INCOME & GROWTH
                                                      ALLOCATION FUND           ALLOCATION FUND
                                                    --------------------------------------------
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD                                2001       2000(3)       2001       2000(3)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 15.00     $ 15.00      $ 15.00     $ 15.00

NET INVESTMENT INCOME (LOSS)(1)                        0.75         -           0.54         -
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                  0.06         -          (0.70)        -
                                                    --------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       0.81         -          (0.16)        -

DISTRIBUTIONS FROM NET INVESTMENT
INCOME                                                (0.72)        -          (0.49)        -
DISTRIBUTIONS FROM CAPITAL GAINS                        -           -          (0.03)        -
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                -           -            -           -
                                                    --------------------------------------------
TOTAL DISTRIBUTIONS                                   (0.72)        -          (0.52)        -
                                                    --------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 15.09     $ 15.00      $ 14.32     $ 15.00
                                                    ============================================
TOTAL RETURN(2)                                        5.49%       0.00%       (1.04)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 1,596     $   454      $ 3,808     $ 2,306
RATIO OF GROSS EXPENSES TO AVERAGE NET
ASSETS                                                 1.67%       0.60%*       1.26%       0.60%*
RATIO OF NET EXPENSES TO AVERAGE NET
ASSETS                                                 0.60%       0.60%*       0.60%       0.60%*
RATIO OF NET INVESTMENT INCOME (LOSS)
(EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)
TO AVERAGE NET ASSETS                                  3.84%      (0.60)%*      3.01%      (0.60)%*
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                  4.92%      (0.60)%*      3.67%      (0.60)%*
PORTFOLIO TURNOVER RATE                               38.76%       0.00%       22.19%       0.00%

--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED



                                  ACCESSOR 38

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                               INVESTOR CLASS SHARES
                                               ----------------------------------------------------
                                                    BALANCED                    GROWTH & INCOME
                                                 ALLOCATION FUND                ALLOCATION FUND
                                               ----------------------------------------------------
   FOR A SHARE OUTSTANDING
   THROUGHOUT THE PERIOD                        2001          2000(3)         2001          2000(3)
---------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD        $ 15.00        $ 15.00        $ 15.02        $ 15.00

   NET INVESTMENT INCOME (LOSS)(1)                0.39            -             0.33            -
   NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                         (1.16)           -            (1.42)          0.02
                                               ----------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS              (0.77)           -            (1.09)          0.02

   DISTRIBUTIONS FROM NET INVESTMENT
   INCOME                                        (0.33)           -            (0.25)           -
   DISTRIBUTIONS FROM CAPITAL GAINS              (0.05)           -            (0.03)           -
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                       -              -              -
                                               ----------------------------------------------------
   TOTAL DISTRIBUTIONS                           (0.38)           -            (0.28)           -
                                               ----------------------------------------------------

   NET ASSET VALUE, END OF PERIOD              $ 13.85        $ 15.00        $ 13.65        $ 15.02
                                               ====================================================

   TOTAL RETURN(2)                               (5.07)%         0.00%         (7.27)%         0.13%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)    $ 6,536        $ 4,985        $ 2,026        $    87
   RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                       0.90%          0.60%*         0.94%          0.60%*
   RATIO OF NET EXPENSES TO AVERAGE NET
     ASSETS                                       0.60%          0.60%*         0.60%          0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS)
     (EXCLUDING EXPENSES PAID DIRECTLY
      BY THE ADVISOR)
     TO AVERAGE NET ASSETS                        2.48%         (0.60)%*        2.07%         (0.60)%*
   RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                        2.78%         (0.60)%*        2.41%         (0.60)%*
   PORTFOLIO TURNOVER RATE                       15.60%          0.00%          6.44%          0.00%

--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED



                                  ACCESSOR 39

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                               INVESTOR CLASS SHARES
                                                    --------------------------------------------
                                                          GROWTH               AGGRESSIVE GROWTH
                                                      ALLOCATION FUND           ALLOCATION FUND
                                                    --------------------------------------------
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD                                  2001      2000(3)        2001      2000(3)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 15.00     $ 15.00      $ 14.99     $ 15.00

NET INVESTMENT INCOME (LOSS)(1)                        0.16         -          (0.04)        -
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                               (1.98)        -          (2.37)      (0.01)
TOTAL FROM INVESTMENT OPERATIONS                      (1.82)        -          (2.41)      (0.01)

DISTRIBUTIONS FROM NET INVESTMENT INCOME              (0.14)        -            -           -
DISTRIBUTIONS FROM CAPITAL GAINS                      (0.04)        -          (0.04)        -
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                -           -          (0.03)        -
                                                    --------------------------------------------
TOTAL DISTRIBUTIONS                                   (0.18)        -          (0.07)        -
                                                    --------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 13.00     $ 15.00      $ 12.51     $ 14.99
                                                    ============================================
TOTAL RETURN(2)                                      (12.13)%      0.00%      (16.09)%     (0.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 8,441     $ 7,463      $ 8,746     $ 7,159
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS          0.82%       0.60%*       0.89%       0.60%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS            0.60%       0.60%*       0.60%       0.60%
RATIO OF NET INVESTMENT INCOME (LOSS)
(EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)
  TO AVERAGE NET ASSETS                                1.02%      (0.60)%*     (0.58)%     (0.60)%*
RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                                1.24%      (0.60)%*     (0.29)%     (0.60)%*
PORTFOLIO TURNOVER RATE                               14.93%       0.00%       30.99%       0.00%

--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED



                                  ACCESSOR 40

                      THIS PAGE LEFT INTENTIONALLY BLANK.

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     * Fund performance data and financial statements

     * Fund holdings.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                           INSTITUTIONAL CLASS SHARES



ACCESSOR FUNDS, INC. PROSPECTUS                                   _______, 2003



                                 U.S. GOVERNMENT
                                   MONEY FUND

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.





                                [LOGO] ACCESSOR
                                       ------



        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
   Fund Details................................................................4
   Performance.................................................................5
   Expenses....................................................................6
   Securities and Risks........................................................7
   Other Investment Strategies, Security Types and Risks.......................7
   Management, Organization and Capital Structure..............................8


SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................9
   Exchanging Fund Shares.....................................................11
   Redeeming Fund Shares......................................................12
   Dividends and Distributions................................................13
   Valuation of Securities....................................................14
   Taxation...................................................................14
   Financial Highlights.......................................................15

                           U.S. GOVERNMENT MONEY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Accessor Capital directly invests the assets of the Fund.


     Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS INTEREST RATE RISK. The Fund's yield will vary and is expected to react to changes in short-term interest rates. Increases in interest rates can cause the price of a debt security to decrease.

     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.


     INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.


     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




--------------------------------------------------------------------------------
     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.




                                   ACCESSOR 4

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and, therefore, the risk elements) in the performance of Fund Shares from year to year and compare the performance of Fund Shares to the performance of a market index over time. The bar chart and table show the total returns of the Fund's Advisor Class Shares. The Fund's Advisor Class Shares have substantially similar returns because the shares are invested in the same portfolio of securities in which the Institutional Class Shares will invest; however, the performance reflects certain expenses of the Advisor Class Shares, which will not be incurred by the Institutional Class Shares. As a result, the Advisor Class Shares performance is lower for periods shown. As of the date of this prospectus, the Institutional Class Shares have not commenced operation. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future. Accessor Capital began managing the Advisor Class shares of the Fund on September 7, 1994. The chart and table reflect results achieved by previous sub-advisors ("Money Managers") for periods prior to that date.



                    U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS
                              INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31 EACH YEAR

2.81    3.70    5.33    4.78    5.07    5.00    4.72    5.99    3.81
--------------------------------------------------------------------------------
 93      94      95      96      97      98      99      00      01      02

                                                --------------
                                                YEAR TO DATE

                                                   _____%

                                                AS OF 3/31/03
                                                --------------
                                                BEST QUARTER

                                                   _____%


                                                --------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

                                                                                                        SINCE
                                                                          1 YR           5 YRS         INCEPT*
                                                                          ------------------------------------
    FUND RETURNS BEFORE TAXES
    SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)





--------------------------------------------------------------------------------
* The Effective Date of the Fund's Institutional Class is April 30, 2002. Performance information shown above is for the Fund's Advisor Class Shares, and reflects the expenses of the Advisor Class Shares, which differ from the expenses of the Institutional Class shares of the Fund. The inception date for the Advisor Class Shares if 4/9/92. The Index is measure from 5/1/92.


(1) The Salomon Brothers U.S. 3 Month T-bill Index is designed to measure the return of the 3 month Treasury bills. The U.S. Government Money Fund's 7-day effective yield on 12/31/02 was ____%. For the Fund's current yield, call toll free (800) 759-3504.






                                   ACCESSOR 5

                                    EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the U.S. Government Money Fund.


                                                                         U.S. GOVERNMENT
                                                                           MONEY FUND
----------------------------------------------------------------------------------------
   SHAREHOLDER FEES(1)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                  NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                       NONE
   MAXIMUM DEFERRED SALES CHARGE                                              NONE
   REDEMPTION FEE(2)                                                          NONE

   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                           0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                       NONE
   OTHER EXPENSES(3)                                                         0.12
                                                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.20
                                                                             ====


--------------------------------------------------------------------------------

(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(3)  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in the Advisor Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Advisor Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

   FUND                                        ONE YEAR         THREE YEARS        FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT MONEY                      $  46.00          $  144.00         $  252.00         $  567.00
=============================================================================================================




                                   ACCESSOR 6

                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
     This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.


     CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.


--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES

     * U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     * MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * INTEREST RATE RISK. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When interest rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

     * INFLATION RISK. The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

     * STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

================================================================================

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES

     * Repurchase Agreements are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.



                                   ACCESSOR 7

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER RISKS

     * CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

     * REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

================================================================================

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

     MANAGER AND ADMINISTRATOR Accessor Capital Management LP,
                               1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Governement Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $__ billion of assets under management as of December 31, 2002.


     The Fund is one of 15 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs and selects the Money Managers for the Accessor Funds, if applicable, and monitors the performance of the Money Managers. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Fund.

     Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Fund paid 0.25% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2001. On February 21, 2002, the Board of Directors approved a decrease in the management fee paid to Accessor Capital for the Fund from 0.25% to 0.08%, effective April 30, 2002.

================================================================================

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

     * FINANCIAL INTERMEDIARIES. Institutional Class shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Institutional Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * DIRECT. Investors may purchase Institutional Class Shares directly from Accessor Funds for no sales charge or commission.



                                   ACCESSOR 8

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE


                                              Institutional Class Shares may not
                                              be purchased on days when the
                                              NYSE is closed for trading:
                                              New Year's Day, Martin Luther
                                              King, Jr. Day, Presidents Day,
                                              Good Friday, Memorial Day,
                                              Independence Day, Labor Day,
                                              Thanksgiving Day and Christmas
                                              Day.


     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day, marked "Same Day Settlement", and the invested monies are wired before 3:00 p.m. Eastern time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made any of the following ways:

     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or preceeded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Institutional Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $500 or more from your bank




                                   ACCESSOR 9
     checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the AIP Form and mail or fax (206-224-4274) the completed form to Accessor Funds 10 days prior to the initial purchase.


     * BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Institutional Class Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


                               INITIAL INVESTMENT
--------------------------------------------------------------------------------

Initial Investment              $1,000,000 per account
Subsequent Investment           no minimum


--------------------------------------------------------------------------------
     ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SHARE PRICING

     Investors purchase Institutional Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Institutional Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Institutional Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund.



--------------------------------------------------------------------------------
FOR MORE INFORMATION

     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.






                                  ACCESSOR 10

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


     As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Institutional Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC.The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.



--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.






                                  ACCESSOR 11

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     Investors may request to redeem Institutional Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:


     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

                                                  Redemption requests for shares
                                                  that were purchased by check
                                                  will be honored at the next
                                                  NAV calculated after receipt
                                                  of the redemption request.
                                                  However, redemption proceeds
                                                  will not be transmitted until
                                                  the check used for the
                                                  investment has cleared.

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.




                                  ACCESSOR 12

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     * LOW ACCOUNT BALANCES. Accessor Funds may exchange any account with a balance of less than $1,000,000 in the Institutional Class shares into the Advisor Class Shares. Shareholders will be notified in writing when they have a low balance and will have 10 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.

     * OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of the Fund will be automatically reinvested in additional Advisor Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 13

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     The Fund will not be subject to federal income tax to the extent that it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% or less for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends of the length of time the Fund held the securities that generated the gain, not the length of time the shareholders owned his or her shares.

     Certain dividends and other distributions declared by the Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another Fund of will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. The Fund is required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================

                              SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------

     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan on behalf of the U.S. Government Money Fund to pay Accessor Capital for non-distribution related administrative and other services. The ACM administrative fee will not exceed 0.25% annually.


     * DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.



                                  ACCESSOR 14

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     This information reflects financial results for the Advisor Class Shares of the Fund which contains certain expenses of the Advisor Class Shares which will not be incurred by the Institutional Class Shares. As of December 31, 2001, Institutional Class Shares had not commenced investment operations. The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Advisor Class Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



   FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
   THROUGHOUT THE PERIOD                       2002          2001         2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                    $     1.00     $    1.00     $   1.00      $   1.00     $   1.00

    NET INVESTMENT INCOME(1)                                     0.04          0.06         0.05          0.05         0.05
    DISTRIBUTIONS FROM NET INVESTMENT
     INCOME                                                     (0.04)        (0.06)       (0.05)        (0.05)       (0.05)
                                                           ----------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                          $     1.00     $    1.00     $   1.00      $   1.00     $   1.00
===========================================================================================================================

   TOTAL RETURN(2)                                               3.81%         5.99%        4.72%         5.00%        5.07%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)                $1,177,405     $ 552,255     $380,620      $153,148     $ 50,910

    RATIO OF EXPENSES TO AVERAGE NET ASSETS                      0.44%         0.45%        0.48%         0.53%        0.54%
    RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                                          3.48%         5.88%        4.66%         4.83%        4.96%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.




                                  ACCESSOR 15

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     *    Fund performance data and financial statements

     *    Fund holdings.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                                 C CLASS SHARES


ACCESSOR FUNDS, INC. PROSPECTUS                                ___________, 2003




                                  EQUITY FUNDS

                                     GROWTH
                                      VALUE
                                SMALL TO MID CAP
                              INTERNATIONAL EQUITY


                               FIXED-INCOME FUNDS

                                 HIGH YIELD BOND
                            INTERMEDIATE FIXED-INCOME
                         SHORT-INTERMEDIATE FIXED-INCOME
                               MORTGAGE SECURITIES
                              U.S. GOVERNMENT MONEY


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.


            NOT FDIC INSURED    NO BANK GURANTEE    MAY LOSE VALUE


                                 [LOGO] ACCESSOR
                                        ------

                               THE ACCESSOR FUNDS


     * A family of 15 mutual funds, each with three classes of shares, and one with four classes of shares. This Prospectus describes the C Class Shares of nine of the Funds (each a "Fund"): Growth, Value, Small to Mid Cap, International Equity, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U.S. Government Money Funds. For information about the other Accessor Funds or classes, please request the current Accessor Funds Prospectuses.


     * A variety of equity, fixed-income and balanced mutual funds.

     * When used together, designed to help investors realize the benefits of asset allocation and diversification.

     * Managed and administered by Accessor Capital Management LP ("Accessor Capital").


     * Sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund which is advised directly by Accessor Capital).


     DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

     ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      ***

     DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

                               TABLE OF CONTENTS


THE FUNDS
   Fund Details and Performance....................................................................2
   Equity Funds' Expenses.........................................................................20
   Fixed-Income Funds' Expenses...................................................................21
   Equity Funds' Securities and Risks.............................................................23
   Equity Funds' Other Investment Strategies, Security Types and Risks............................24
   Fixed-Income Funds' Securities and Risks.......................................................25
   Fixed-Income Funds' Other Investment Strategies, Security Types and Risks......................27
   Management, Organization and Capital Structure.................................................29


SHAREHOLDER INFORMATION
   C Class Shares.................................................................................38
   Purchasing Fund Shares.........................................................................39
   Exchanging Fund Shares.........................................................................41
   Redeeming Fund Shares..........................................................................42
   Dividends and Distributions....................................................................43
   Valuation of Securities........................................................................44
   Taxation.......................................................................................44
   Financial Highlights...........................................................................49


APPENDIX A
   Description of Fund Indices....................................................................58

                                   GROWTH FUND
                                  FUND DETAILS


--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Chicago Equity Partners LLC ("Chicago Equity Partners"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth Index. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. The Money Manager attempts to exceed the performance of its benchmark over a cycle of five years, by investing primarily in stock of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


     Chicago Equity Partners uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Chicago Equity Partners believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Chicago Equity Partners will sell a stock if it determines that the company's growth potential is not met or if better opportunities are identified among its peers.


--------------------------------------------------------------------------------

                                        SPECIAL NOTE

                                        Accessor Funds' domestic equity funds
                                        are designed so that investments in
                                        large capitalization companies, such as
                                        those tracked by a broad index like the
                                        S&P 500 Index, are covered equally by
                                        investments in the Accessor Growth and
                                        Accessor Value Funds. The Accessor Small to Mid Cap Fund is primarily designed to invest in domestic stocks outside such an index. As of March 31, 2003, the market capitalization of the S&P 500 Index ranged from $____ million for the smallest company to $____ billion for the largest company. The weighted average market value of the Index was $___ billion, which may vary from month to month.


--------------------------------------------------------------------------------

     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.




                                   ACCESSOR 2

GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------
     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 15, 2000. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                    [GRAPH]
AS OF 12/31 EACH YEAR                           YEAR TO DATE

                                                   _____%

25.23  -23.99   -15.73                          AS OF 3/31/03
----------------------------                    --------------
  99      00      01     02                     BEST QUARTER

                                                   _____%


                                                --------------

                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                --------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    S&P 500/BARRA GROWTH INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)



                             *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The S&P 500/BARRA Growth Index is an unmanaged index of growth stocks in the S&P 500. Large capitalization growth stocks are the stocks within the S&P 500 that generally have high expected earnings growth and higher than average price-to-book ratios.




                                   ACCESSOR 3

                                   VALUE FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are under-valued. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.


     Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.



--------------------------------------------------------------------------------
                                        SPECIAL NOTE

                                        Accessor Funds' domestic equity funds
                                        are designed so that investments in
                                        large capitalization companies, such as
                                        those tracked by a broad index like the
                                        S&P 500 Index, are covered equally by
                                        investments in the Accessor Growth and
                                        Accessor Value Funds. The Accessor Small to Mid Cap Fund is primarily designed to invest in domestic stocks outside such an index. As of March 31, 2003, the market capitalization of the S&P 500 Index ranged from $____ million for the smallest company to $____ billion for the largest company. The weighted average market value of the Index was $___ billion, which may vary from month to month.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. The value stocks that the Value Fund invests in tend to be issued by larger, more established companies, and may underperform in periods of general market strength. Value stocks contained in the S&P 500 have generated less current income in recent years than they have in earlier periods.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     PORTFOLIO TURNOVER. The Value Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after-tax returns for shareholders holding Value Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 4

                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------
     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                   VALUE FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                    [GRAPH]
AS OF 12/31 EACH YEAR                           YEAR TO DATE

                                                   ______%

6.35    1.88    -9.94                           AS OF 3/31/03
----------------------------                    ------------
 99      00       01     02                     BEST QUARTER

                                                   ______%


                                                ------------
                                                WORST QUARTER

                                                   ______%


                                                ------------



--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF  FUND SHARES
    S&P 500/BARRA VALUE INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)



                             *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.




                                   ACCESSOR 5

                             SMALL TO MID CAP FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.

     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of small and medium capitalization issuers. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Wilshire 4500 Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective.

     SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multi-factor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.



--------------------------------------------------------------------------------
SPECIAL NOTE  |
--------------
As of March 31, 2003, the market capitalization of the Wilshire 4500 Index ranged from under $1 million for the smallest company to $____ billion for the largest company. The weighted average market value of the Index was $____ billion, which may vary from month to month.


--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS    STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     PORTFOLIO TURNOVER. The Small to Mid Cap Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding Small to Mid Cap Fund shares in taxable accounts.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 6

                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

26.60   -18.60  -14.59                                  AS OF 3/31/03
-----------------------------                           ------------
  99       00      01     02                            BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


                                                        ------------


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & sale of fund shares
    WILSHIRE 4500 INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                            *6/24/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.





                                   ACCESSOR 7

                            INTERNATIONAL EQUITY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.


     PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants. Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, New Zealand and Singapore). The Fund normally intends to maintain investments in at least three different countries outside the United States. This Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, this Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large.

     J.P. Morgan Fleming Asset Management (London) Limited, the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, is best placed in order to enable the Fund to consistently outperform the Morgan Stanley Capital International ("MSCI") EAFE(R)+EMF Index. See Appendix A for a list of countries included in the MSCI EAFE+EMF Index.

--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS     STOCK MARKET VOLATILITY. Stock markets are
     volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     PORTFOLIO TURNOVER. The International Equity Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding International Equity Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 8

                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------


     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 7, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.


--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                    [GRAPH]
AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

48.23   -24.92  -25.19                                  AS OF 3/31/03
------------------------------                          ------------
  99       00      01      02                           BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    MSCI EAFE+EMF INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                             *7/6/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------


(1) The MSCI EAFE + EMF INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.




                                   ACCESSOR 9

                              HIGH YIELD BOND FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


     PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate debt securities commonly referred to as "junk bonds." High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally maintain an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index.

     Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

--------------------------------------------------------------------------------
DURATION  |
----------


Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the Lehman Brothers U.S. Corporate High Yield Index duration was ___ years, although that duration will vary in the future.


--------------------------------------------------------------------------------

     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.

     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Lower rated debt securities can be more sensitive to these factors.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

     LOWER RATE DEBT SECURITIES. Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Because of its investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. Lower rated debt securities can be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 10

                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                    [GRAPH]
AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           ____%

        4.66                                            AS OF 3/31/03
     ----------------                                   ------------
         01       02                                    BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                  ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                                                       *5/1/00 INCEPTION DATE



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate corporate bonds rated below investment grade.



                                  ACCESSOR 11

                         INTERMEDIATE FIXED-INCOME FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.

     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund seeks to have a dollar-weighted average portfolio duration of between three and eight years and normally invest in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit Index (the "LBGC Index"). The Fund invests principally in debt securities rated A or higher by S&P or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's.

     Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.


--------------------------------------------------------------------------------
DURATION  |
----------
Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the LBGC Index duration was ____ years, although that duration will vary in the future.


--------------------------------------------------------------------------------

     PRINCIPAL INVESTMENT RISKS    BOND MARKET VOLATILITY. Individual securities
     are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.

     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

     LOWER RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Such securities may be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 12

                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------
     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                    [GRAPH]
AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

-4.05   9.64    7.46                                    AS OF 3/31/03
---------------------------                             ------------
  99     00      01     02                              BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   since
                                                                                   1 YR           INCEPT*
                                                                                  -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *7/14/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.



                                  ACCESSOR 13

                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.

     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund seeks to have a dollar-weighted average portfolio duration of not less than two years nor more than five years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase.

     Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


--------------------------------------------------------------------------------
DURATION  |
----------
Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the LBGC 1-5 Index duration was ___ years, although that duration will vary in the future.


--------------------------------------------------------------------------------

     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.

     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

     ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 14

     LOWER RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. Such securities may be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.

--------------------------------------------------------------------------------
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

0.70    7.04    6.15                                    AS OF 3/31/03
----------------------------                            ------------
 99      00      01      02                             BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                  ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *7/14/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.



                                  ACCESSOR 15

                            MORTGAGE SECURITIES FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

     PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund seeks an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index").

     BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

     *    controlled duration (controlling sensitivity to interest rates);
     * relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
     * rigorous quantitative analysis to security valuation (mathematically analyzing a security's value); and
     *    quality credit analysis (analyzing a security's credit quality).

     BlackRock's Investment Strategy Committee determines the firm's broad investment strategy based on macroeconomics (for example, interest rate trends) and market trends, as well as input from risk management and credit committee professionals. Fund managers then implement this strategy by selecting the sectors and securities which offer the greatest relative value within investment guidelines. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


--------------------------------------------------------------------------------
DURATION  |
----------
Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2003, the duration of the LBM Index was ___ years, although the duration will vary in the future.


--------------------------------------------------------------------------------

     PRINCIPAL INVESTMENT RISKS BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     INTEREST RATE RISK. Increases in interest rates can cause the price of a debt security to decrease. The market value of mortgage related securities can and will fluctuate as interest rates and market conditions change. Fixed-rate mortgages can decline in value during periods of rising interest rates.

     PREPAYMENT RISK. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate.

     ISSUER RISK. Changes in the financial conditions of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     PORTFOLIO TURNOVER. The Mortgage Securities Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Brokerage commissions are expenses and reduce returns. Capital gains distributions will reduce after tax returns for shareholders holding Mortgage Securities Fund shares in taxable accounts.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 16

                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------
     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

0.69    10.58   7.14                                    AS OF 3/31/03
---------------------------                             -------------
 99      00      01     02                              BEST QUARTER

                                                           _____%


                                                        -------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                  -----------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


                             *7/8/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION.



                                  ACCESSOR 17

                           U.S. GOVERNMENT MONEY FUND
                                  FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

     Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

--------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT RISKS INTEREST RATE RISK. The Fund's yield will vary and is expected to react to changes in short-term interest rates. Increases in interest rates can cause the price of a security to decrease.

     INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.

     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.

     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                  ACCESSOR 18

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31 EACH YEAR                                   YEAR TO DATE

                                                           _____%

4.20    5.47    3.30                                    AS OF 3/31/03
----------------------------                            ------------
 99      00      01      02                             BEST QUARTER

                                                           _____%


                                                        ------------
                                                        WORST QUARTER

                                                           _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                   SINCE
                                                                                   1 YR           INCEPT*
                                                                                 ------------------------
    FUND RETURNS BEFORE TAXES
    SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *7/29/98 INCEPTION DATE, INDEX MEASURED FROM 7/31/98




--------------------------------------------------------------------------------



(1) THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.
    THE U.S. GOVERNMENT MONEY FUND'S 7-DAY EFFECTIVE YIELD ON 12/31/02 WAS ____%. FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.





                                  ACCESSOR 19

                             EQUITY FUNDS' EXPENSES
--------------------------------------------------------------------------------


     The following tables describe the fees and expenses that you may pay if you buy and hold C Class Shares of the Equity Funds. The tables reflect estimated fees and expenses of the Funds for the current fiscal year.


                                                                                   SMALL TO  INTERNATIONAL
                                                            GROWTH       VALUE      MID CAP      EQUITY
----------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES(1, 2)
    (fees paid directly from your investment)
    MAXIMUM SALES CHARGE IMPOSED
     ON PURCHASES (as a percent of offering price)            NONE        NONE        NONE        NONE
    MAXIMUM SALES CHARGE IMPOSED
     ON REINVESTED DIVIDENDS                                  NONE        NONE        NONE        NONE
    MAXIMUM CONTINGENT DEFERRED SALES CHARGE(3)               1.00%       1.00%       1.00%       1.00%
    (as a percent of original purchase price
     or redemption proceeds, if applicable)
    REDEMPTION FEE(4) (as a percent of amount redeemed)       2.00%       2.00%       2.00%       2.00%
-------------------------------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES
    (expenses deducted from fund assets)
    MANAGEMENT FEES(5)                                        %
    DISTRIBUTION AND SERVICE (12b-1) FEE                      1.00        1.00        1.00        1.00
    OTHER EXPENSES(6)
      ACM ADMINISTRATIVE                                      NONE        NONE        NONE        NONE
                                                              ----------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES
                                                              ========================================


(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD THROUGH FINANCIAL INTERMEDIARIES WHO MAY CHARGE SHAREHOLDERS A FEE. SUCH FEES, IF ANY, ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.


(3) A CDSC DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER C CLASS CHARACTERISTICS ON PAGE 40 FOR MORE INFORMATION).

(4) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 43. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.


(5) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS.

(6) OTHER EXPENSES REFLECT ESTIMATED FEES AND EXPENSES OF THE FUND FOR THE CURRENT FISCAL YEAR.



                                  ACCESSOR 20

--------------------------------------------------------------------------------
EXPENSE EXAMPLE


     The Example shows what an investor in C Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in C Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



   FUND                      ONE YEAR        THREE YEARS        FIVE YEARS       10 YEARS
----------------------------------------------------------------------------------------------
   GROWTH                   $
   VALUE
   SMALL TO MID CAP
   INTERNATIONAL EQUITY

     You would pay the following expenses if you did not redeem your shares:

   FUND                      ONE YEAR        THREE YEARS        FIVE YEARS       10 YEARS
----------------------------------------------------------------------------------------------
   GROWTH                   $
   VALUE
   SMALL TO MID CAP
   INTERNATIONAL EQUITY

     The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.





                                  ACCESSOR 21

                          FIXED-INCOME FUNDS' EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold C Class Shares of the Fixed-Income Funds. The tables reflect estimated fees and expenses of the Funds.


                                                            HIGH    INTERMEDIATE   SHORT-                  U.S.
                                                           YIELD       FIXED-   INTERMEDIATE  MORTGAGE  GOVERNMENT
                                                            BOND       INCOME   FIXED-INCOME  SECURITIES   MONEY
-------------------------------------------------------------------------------------------------------------------
       SHAREHOLDER FEES(1, 2)
       (fees paid directly from your investment)
       MAXIMUM SALES CHARGE IMPOSED
        ON PURCHASES (as a percent of offering price)        NONE        NONE        NONE        NONE        NONE
       MAXIMUM SALES CHARGE IMPOSED
        ON REINVESTED DIVIDENDS                              NONE        NONE        NONE        NONE        NONE
       MAXIMUM CONTINGENT DEFERRED SALES CHARGE(3)           1.00%       1.00%       1.00%       1.00%       1.00%
       (as a percent of original purchase price
        or redemption proceeds, if applicable)
       REDEMPTION FEE(4) (as a percent of amount redeemed)   2.00%       NONE        NONE        NONE        NONE
-----------------------------------------------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
       (expenses deducted from fund assets)
       MANAGEMENT FEES(5)                                    %
       DISTRIBUTION AND SERVICE (12b-1) FEE                  1.00        1.00        1.00        1.00        1.00(6)
       OTHER EXPENSES(7)
         ACM ADMINISTRATIVE FEE(6, 8)                        NONE        NONE        NONE        NONE        0.25
                                                             -----------------------------------------------------
       TOTAL ANNUAL FUND OPERATING EXPENSES
                                                             =====================================================

--------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD THROUGH FINANCIAL INTERMEDIARIES WHO MAY CHARGE SHAREHOLDERS A FEE. SUCH FEES, IF ANY, ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) A CDSC DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER C CLASS CHARACTERISTICS ON PAGE 40 FOR MORE INFORMATION).

(4) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 43. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.


(5) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.


(6) ACCESSOR CAPITAL OR THE DISTRIBUTOR MAY VOLUNTARILY WAIVE THE RECIEPT OF DISTRIBUTION OR OTHER FEES, OR MAY VOLUNTARILY AGREE TO BEAR FUND EXPENSES, TO ASSIST THE U.S. GOVERNMENT MONEY FUND'S EFFORTS TO MAINTAIN A $1.00 NET ASSET VALUE PER SHARE. VOLUNTARY FEE WAIVERS OR EXPENSE REIMBURSEMENTS MAY BE IMPOSED TO ENHANCE THE U.S. GOVERNMENT MONEY FUND'S YIELD DURING PERIODS WHEN THE U.S. GOVERNMENT MONEY FUND'S OPERATING EXPENSES HAVE A SIGNIFICANT IMACT ON THE U.S. GOVERNMENT MONEY FUND'S YIELD DUE TO LOW INTEREST RATES. ANY SUCH FEE WAIVER IS VOLUNTARY AND TEMPORARY AND MAY BE REVISED OR TERMINATED AT ANY TIME BY ACCESSOR CAPITAL OR THE DISTRIBUTOR WITHOUT NOTICE. THERE IS NO GUARANTEE THAT THE U.S. GOVERNMENT MONEY FUND WILL MAINTAIN A $1.00 NET ASSET VALUE. THE DISTRIBUTION AND SERVICE FEES PAID BY THE U.S. GOVERNMENT MONEY FUND IS EXPECTED TO BE 0.50% DURING FISCAL YEAR 2003, WHICH MAY BE INCREASED, DECREASED OR TERMINATED AT THE DISCRETION OF THE DISTRIBUTOR.

(7) OTHER EXPENSES REFLECT ESTIMATED FEES AND EXPENSES OF THE FUND FOR THE CURRENT FISCAL YEAR.


(8) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.






                                  ACCESSOR 22

                          FIXED-INCOME FUNDS' EXPENSES
--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in C Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in C Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   FUND                                ONE YEAR        THREE YEARS      FIVE YEARS       10 YEARS
---------------------------------------------------------------------------------------------------
   HIGH YIELD BOND                    $
   INTERMEDIATE FIXED-INCOME
   SHORT-INTERMEDIATE FIXED-INCOME
   MORTGAGE SECURITIES
   U.S. GOVERNMENT MONEY

     You would pay the following expenses if you did not redeem your shares:

   FUND                                ONE YEAR        THREE YEARS      FIVE YEARS       10 YEARS
---------------------------------------------------------------------------------------------------
   HIGH YIELD BOND                    $
   INTERMEDIATE FIXED-INCOME
   SHORT-INTERMEDIATE FIXED-INCOME
   MORTGAGE SECURITIES
   U.S. GOVERNMENT MONEY

     The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.






                                  ACCESSOR 23

                       EQUITY FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------


     This section describes some of the security types for and risks of investing in the Growth, Value, Small to Mid Cap, and International Equity Funds, the Accessor Funds' "Equity Funds." Each security type and risk is a primary security type or risk for those Equity Funds shown in parentheses.

     Many factors affect each Fund's performance. A Fund's share price changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

     * TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

     * PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders and may adversely affect the Funds' performance.


     * CHANGES OF OBJECTIVES AND POLICIES. Each Fund's investment objective stated in the Equity Funds' Fund Details section is fundamental and may not be changed without shareholder approval. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.




--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES


     * EQUITY SECURITIES (All Equity Funds) represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.


--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * STOCK MARKET VOLATILITY. (All Equity Funds) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.

     * COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     *SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     * SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     * FOREIGN EXPOSURE. (International Equity Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the

                                  ACCESSOR 24

                       EQUITY FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------

     other Equity Funds. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

     Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

     Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.


================================================================================
                   EQUITY FUNDS' OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     * GROWTH FUND. The Fund may be invest in equity securities of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

     * VALUE FUND. The Fund may be invested in equity securities of foreign issuers with large market capitalizations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and to enhance income, but not for speculation.

     * SMALL TO MID CAP FUND. The Fund may invest up to 20% of its net assets in common stocks of foreign issuers with small to medium market capitalizations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

     * INTERNATIONAL EQUITY FUND. The Fund may invest in foreign securities traded in U.S. Markets through American Depository Receipts ("ADRs"). The Fund may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Fund may engage in various portfolio strategies (for example, options) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES

     * DEBT SECURITIES (All Equity Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt

                                  ACCESSOR 25

                   EQUITY FUNDS' OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
     securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate debt securities, including convertible bonds, government securities, and mortgage and other asset-backed securities.

     * OPTIONS, FUTURES AND OTHER DERIVATIVES. (All Equity Funds) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

     * REPURCHASE AGREEMENTS (All Equity Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
OTHER RISKS

     * INTEREST RATE CHANGES. (All Equity Funds) The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.

     * RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Equity Funds) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.


================================================================================
                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------


     This section describes some of the security types for and the risks of investing in the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities, and U.S. Government Money Funds, the Accessor Funds' "Fixed-Income Funds." Each security type and risk is a primary security type or risk for the Fixed-Income Funds shown in parentheses.

     Many factors affect each Fund's performance. A Fund's yield and (except the U.S. Government Money Fund's) share price changes daily based on changes in the financial markets, and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

     * TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

     * PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders and may adversely affect the Fund's performance.

     * CHANGES OF OBJECTIVES AND POLICIES. Each Fund's investment objective stated in the Fixed-Income Funds' Fund Details section is fundamental and may not be changed without shareholder approval. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.


                                  ACCESSOR 26

                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES

     * DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate debt securities including convertible bonds, government securities, and mortgage and other asset-backed securities.

     * HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

     * MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government Agency securities or issued by a bank or other financial institution.

     * U.S. GOVERNMENT SECURITIES (Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     * MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.


--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * BOND MARKET VOLATILITY. (All Fixed-Income Funds) Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.

     * ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.


                                  ACCESSOR 27

                    FIXED-INCOME FUNDS' SECURITIES AND RISKS
--------------------------------------------------------------------------------

     * CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

     * LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

     Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

     * INTEREST RATE RISK. (All Fixed-Income Funds) Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

     * PREPAYMENT RISK. (Mortgage Securities Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

     * INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.


                                  ACCESSOR 28

                      FIXED-INCOME FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     * HIGH YIELD BOND FUND. The Fund may also invest in dollar denominated, non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated as lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

     * INTERMEDIATE FIXED-INCOME FUND. The Fund may be invested in debt securities of foreign issuers if the Money Manager or Accessor Capital determines the securities to be of comparable quality to securities rated A or higher at the time of purchase. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * SHORT-INTERMEDIATE FIXED-INCOME FUND. The Fund may be invested in debt securities of foreign issuers if Cypress or Accessor Capital determines the securities to be of comparable quality to securities rated A or higher at the time of purchase. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * MORTGAGE SECURITIES FUND. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

     * U.S. GOVERNMENT MONEY FUND. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.


--------------------------------------------------------------------------------
OTHER SECURITY TYPES

     * EQUITY SECURITIES (High Yield Bond Fund) such as common stock and preferred stock, represent an equity or ownership interest in an issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

     * REPURCHASE AGREEMENTS (All Fixed-Income Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

     * OPTIONS, FUTURES AND OTHER DERIVATIVES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.


                                  ACCESSOR 29

                      FIXED-INCOME FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER RISKS


     * STOCK MARKET VOLATILITY. (High Yield Bond Fund) The value of equity securities fluctuates in response to issuer, political, market and economic developments.

     * FOREIGN EXPOSURE. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) Foreign securities, such as debt securities of foreign issuers, can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make investing in foreign securities more volatile and less liquid than U.S. investments.


     * RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (High Yield Bond Fund, Intermediate-Fixed Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.






                                   ACCESSOR 30

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.


     Each Fund paid the following management fees in fiscal year 2002 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager:

                                                TOTAL MANAGEMENT FEES
                                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         FUND                                   FOR FISCAL YEAR 2002
--------------------------------------------------------------------------------
         GROWTH                                          0.60%
         VALUE                                           0.65
         SMALL TO MID CAP                                0.79
         INTERNATIONAL EQUITY                            1.04
         HIGH YIELD BOND                                 0.55
         INTERMEDIATE FIXED-INCOME                       0.38(1)
         SHORT-INTERMEDIATE FIXED-INCOME                 0.38(1)
         MORTGAGE SECURITIES                             0.58
         U.S. GOVERNMENT MONEY                           0.25(1)
--------------------------------------------------------------------------------
     (1) ON FEBRUARY 21, 2002, THE BOARD OF DIRECTORS APPROVED A DECREASE IN THE MANAGEMENT FEES PAID TO ACCESSOR CAPITAL FOR THE INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND FROM 0.36% TO 0.33% AND AN INCREASE IN THE BASIC MANAGEMENT FEE PAID TO THE MONEY MANAGER FROM 0.02% TO 0.05%, AND A DECREASE IN THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL ON THE U.S. GOVERNMENT MONEY FUND FROM 0.25% TO 0.08%, EFFECTIVE APRIL 30, 2002.
================================================================================


     MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

     Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

     Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the following percentage of each Fund's average daily net assets:

                                        MANAGEMENT FEE TO ACCESSOR CAPITAL
         FUND                      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
         GROWTH                                        0.45%
         VALUE                                         0.45
         SMALL TO MID CAP                              0.60
         INTERNATIONAL EQUITY                          0.55
         HIGH YIELD BOND                               0.36
         INTERMEDIATE FIXED-INCOME                     0.33
         SHORT-INTERMEDIATE FIXED-INCOME               0.33
         MORTGAGE SECURITIES                           0.36
         U.S. GOVERNMENT MONEY                         0.08



                                   ACCESSOR 31

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities, and 0.05% of the average daily net assets of the U.S. Government Money Funds and (ii) a transaction fee of $0.50 per transaction.



     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.


















                                   ACCESSOR 32

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND

     MONEY MANAGER Chicago Equity Partners LLC., 180 North LaSalle Street, Suite 3800, Chicago, IL 60601


     Chicago Equity Partners has managed the Growth Fund since March 16, 2000. Founded in 1998, Chicago Equity Partners has approximately $4.4 billion in assets under management as of December 31, 2002.

     Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnsen is the Senior Portfolio Manager responsible for the day-to-day management of the Fund. Mr. Johnsen has been with Chicago Equity Partners and its predecessors for over 24 years and as a Senior Portfolio Manager for over eight years.

     Chicago Equity Partners earns a management fee that consists of a basic fee and a performance fee. The basic fee will be equal to an annual rate of 0.10% of the Growth Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Growth Fund's performance exceeds or trails that of the S&P 500/BARRA Growth Index during the applicable measurement period based on the following schedule:


                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
----------------------------------------------------------------------------------------------------------
            0.10%                  >2.00%                            0.22%                        0.32%
                                   -

                                   >1.00% and <2.00%                 0.20%                        0.30%
                                   -

                                   >0.50% and <1.00%                 0.15%                        0.25%
                                   -

                                   >0.00% and <0.50%                 0.10%                        0.20%
                                   -

                                   >-0.50% and <0.00%                0.05%                        0.15%
                                   -

                                   <-0.50%                           0.00%                        0.10%
==========================================================================================================


     During the period from the sixth calendar quarter (July 1, 2001) through the 13th calendar quarter (April 1, 2003) of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will be the entire period since the commencement of its management of the Growth Fund with the exception of the quarter immediately preceding the date of calculation.

     Commencing with the 14th quarter (July 1, 2003) of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.

     Under the performance fee formula, Chicago Equity Partners will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 0.50%. Because the performance fee is based on the performance of the Growth Fund relative to its benchmark Index, Chicago Equity Partners may receive a performance fee even if the Growth Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.




                                  ACCESSOR 33

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND

     MONEY MANAGER Wellington Management Company, LLP, 75 State Street, Boston, MA 02109

     Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $293 billion of asssets under management as of December 31, 2002.

     Doris Dwyer Chu is the Portfolio manager responsible for the day to day management of the Fund. Ms. Chu has been with Wellington Management since 1998. From 1985 until 1998, she was a partner and international portfolio manager at Grantham, Mayo, Van Otterloo & Company. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.

     For the first five calendar quarters of management of the Value Fund, Wellington Management will earn a management fee of 0.20% that consists of a basic fee of 0.10% and a portfolio management fee of 0.10%.

     Beginning with the sixth calendar quarter of management by Wellington Management (July 1,2002), the basic fee will be equal to an annual rate of 0.10 % of the Value Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/BARRA Value Index during the applicable measurement period based on the following schedule:


                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
----------------------------------------------------------------------------------------------------------
            0.10%                  >2.00%                            0.22%                        0.32%
                                   -

                                   >1.00% and <2.00%                 0.20%                        0.30%
                                   -

                                   >0.50% and <1.00%                 0.15%                        0.25%
                                   -

                                   >0.00% and <0.50%                 0.10%                        0.20%
                                   -

                                   >-0.50% and <0.00%                0.05%                        0.15%
                                   -

                                   <-0.50%                           0.00%                        0.10%
==========================================================================================================



     During the period from the sixth calendar quarter (July 1, 2002) through the 13th calendar quarter (April 1, 2004) of Wellington Management's management of the Value Fund, the applicable measurement period will be the entire period since the commencement of its management of the Value Fund, with the exception of the quarter immediately preceding the date of calculation.

     Commencing with the 14th quarter (July 1, 2004) of Wellington Management's management of the Value Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.

     Under the performance fee formula, Wellington Management will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Because the performance fee is based on the performance of the Value Fund relative to its benchmark Index, Wellington Management may receive a performance fee even if the Value Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.




                                  ACCESSOR 34

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     MONEY MANAGER SSgA Funds Management, Inc., Two International Place, Boston, MA 02109

     SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $793 billion of assets as of December 31, 2002.

     Ric Thomas, CFA, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund, and Douglas T. Holmes, CFA will act as back up. Mr. Thomas is a Principal of SSgA and a Portfolio Manager in the Enhanced Equity Group, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990. Mr. Holmes is a Principal of SSgA and heads the Global Enhanced Equity Group. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen, a money management firm. Mr. Holmes has been working in the investment management industry since 1980.

     Prior to SSgA, Symphony Asset Management LLC was the money manager of the Small to Mid Cap Fund. The former money manager managed the Fund from 1995 until May 31, 2001. Symphony earned a management fee calculated and paid quarterly that consisted of a performance fee. This is the same fee structure that SSgA earns. Begining with the sixth calander quarter (October 1, 2002) of management by SSgA, the performance fee for any quarter depends on the percentage amount by which the Small to Mid Cap Fund's performance exceeds, or trails that of the Wilshire 4500 Index during the applicable measurement period based on the schedule to the right as applied to the average daily net assets of the Fund:


                          AVERAGE
                  ANNUALIZED PERFORMANCE
                        DIFFERENTIAL                   ANNUAL
                    VS. BENCHMARK INDEX            PERFORMANCE FEE
              ----------------------------------------------------
                       >3.00%                           0.42%
                       -

                       >2. 00% and <3.00%               0.35%
                       -

                       >1.00% and <2.00%                0.30%
                       -

                       >0.50% and <1.00%                0.25%

                       >0.00% and <0.50%                0.20%
                       -

                       >-0.50% and <0.00%               0.15%
                       -

                       >-1.00% and <-0.50%              0.10%
                       -

                       >-1.50% and <-1.00%              0.05%
                       -

                       <-1.50%                          0.00%
              ====================================================


     As of the 14th quarter (October 1, 2004) of SSgA's management of the Small to Mid Cap Fund, the applicable measurement period will consist of the twelve most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, SSgA will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Because the performance fee is based on the performance of the Small to Mid Cap Fund relative to its benchmark Index, SSgA may receive a performance fee even if the Small to Mid Cap Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 3.00% or more, the Money Manager will receive 0.42% as its total fee. If the Fund underperforms the benchmark by less than -1.50%, the Money Manager will receive 0.00% as its total fee.






                                  ACCESSOR 35

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     MONEY MANAGER J. P. Morgan Fleming Asset Management (London) Ltd.,
                   Finsbury Dials, 20 Finsbury London, England  EC2Y9AQ

     JPMorgan Fleming has managed the Fund since January 7, 2002. Founded in 1960, JPMorgan Fleming has approximately $541 billion of assets under management as of December 31, 2002.

     Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BS (Hons) Business Administration from University of Bath. He joined Fleming Investment Management in September 1996. In January 1998, Mr. Harrison became Head of the Global Portfolios Group and was promoted to Managing Director in April 1999. He has 14 years of experience in the investment management industry.

     Mr. Fisher has a BA (Hons) Latin from Reading University. He joined Fleming Investment Management in 1988. In 1991 he joined Jardine Fleming Investment Management Limited in Hong Kong as a Portfolio Manager of the Global Group with responsibility for European markets. In 1994 he assumed responsibility for the management of the European portion of EAFE Plus funds, being appointed Director in 1996, and then Managing Director in May 2001. He has 17 years of experience in the investment management industry.


     JPMorgan Fleming earns a management fee calculated and paid quarterly that, for the first five complete calendar quarters of management by JPMorgan Fleming, consists on an annual basis of a basic fee of 0.20% and a portfolio management of 0.20%, paid quarterly, applied to the average daily net assets of the Fund.

     Prior to JPMorgan Fleming, Nicholas-Applegate Capital Management was the money manager of the International Equity Fund. The former money manager managed the Fund from October 3, 1994 until January 4, 2002. JPMorgan Fleming is paid pursuant to the same management fee structure as Nicholas-Applegate, calculated and paid quarterly. Beginning with the sixth calendar quarter (July 1, 2003) of management by JPMorgan Fleming, the management fee will consist of a basic fee and a performance fee. The basic fee is equal to an annualized rate of 0.20% of the Fund's average daily net assets up to a maximum of $400,000 annualized.

     The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds, or trails that of the MSCI EAFE+EMF Index during the applicable measurement period based on the schedule to the right as applied to the average daily net assets of the Fund:



                        |                                AVERAGE
BASIC     PORTFOLIO     |                         ANNUALIZED PERFORMANCE
FEE     MANAGEMENT FEE  |    BASIC FEE                  DIFFERENTIAL                   ANNUAL                       TOTAL
(THROUGH JUNE 30, 2003) | STARTING 7/1/03*          VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE**
------------------------|-------------------------------------------------------------------------------------------------------
                        |
0.20%     0.20%         | 0.20%                    >4.00%                            0.40%                        0.60%
                        |                          -
                        |
                        |                          >2.00% and <4.00%                 0.30%                        0.50%
                        |                          -
                        |
                        |                          >0.00% and <2.00%                 0.20%                        0.40%
                        |                          -
                        |
                        |                          >-2.00% and <0.00%                0.10%                        0.30%
                        |                          -
                        |
                        |                          <-2.00%                           0.00%                        0.20%
===========================================================================================================================

* UP TO A MAXIMUM OF $400,000 ANNUALIZED
** ASSUMES MONEY MANAGER HAS NOT REACHED A MAXIMUM OF $400,000
================================================================================


     As of the 14th quarter (July 1, 2005) of JPMorgan Fleming's management of the International Equity Fund, the applicable measurement period will consist of the twelve most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, JPMorgan Fleming will receive a performance fee if the International Equity Fund's performance either exceeds or trails the MSCI EAFE+EMF Index by no more than 2.00%. Because the performance fee is based on the performance of the International Equity Fund relative to its benchmark Index, JPMorgan Fleming may receive a performance fee even if the International Equity Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 4.00% or more, the Money Manager may receive up to 0.60% as its total fee. If the Fund underperforms the benchmark by less than -2.00%, the Money Manager may receive up to 0.20% as its total fee.




                                  ACCESSOR 36

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


     MONEY MANAGER      Financial Management Advisors, LLC, 1900 Avenue of the
                        Stars, Suite 900, Los Angeles, California   90067

     FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.5 billion of assets under management as of December 31, 2002.

     FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.

     FMA earns a management fee that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Fund's performance exceeds or trails that of its benchmark index, the Lehman Brothers U.S. Corporate High Yield Index, during the applicable measurement period based on the following schedule:



                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
----------------------------------------------------------------------------------------------------------
            0.07%                  >2.00%                            0.22%                        0.29%

                                   >1.50% and <2.00%                 0.20%                        0.27%
                                              -

                                   >1.00% and <1.50%                 0.16%                        0.23%
                                              -

                                   >0.50% and <1.00%                 0.12%                        0.19%
                                              -

                                   >-0.50% and <0.50%                0.08%                        0.15%
                                               -

                                   >-1.00% and <-0.50%               0.04%                        0.11%
                                               -

                                   <-1.00%                           0.00%                        0.07%
                                   -
==========================================================================================================


     The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, FMA will receive a performance fee if the High Yield Bond Fund's performance either exceeds the Lehman Brothers U.S. Corporate High Yield Index or trails the Lehman Brothers U.S. Corporate High Yield Index by no more than 1.00%. Because the performance fee is based on the performance of the High Yield Bond Fund relative to its benchmark Index, FMA may receive a performance fee even if the High Yield Bond Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.29% as its total fee. If the Fund underperforms the benchmark by less than -1.00%, the Money Manager will receive 0.07% as its total fee.



                                  ACCESSOR 37

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
SHORT-INTERMEDIATE FIXED-INCOME FUND

     MONEY MANAGER Cypress Asset Management, 26607 Carmel Center Place,
                   Suite 101, Carmel, CA 93923

     Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $500 million in assets under management as of December 31, 2002.

     Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.

     Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annualized rate of 0.05% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds that of its respective Benchmark Index, the Lehman Brothers Government/Credit Index (Intermediate Fixed-Income) and the Lehman Brothers Government/Credit 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:

                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
--------------------------------------------------------------------------------------------------------------
            0.05%                  >0.70%                     0.15%                               0.20%

                                   >0.50% and <0.70%          0.05% plus1/2(P-0.50%)*             up to 0.20%
                                              -

                                   >0.35% and <0.50%          0.05%                               0.10%
                                   -          -

                                   <0.35%                     0.00%                               0.05%
--------------------------------------------------------------------------------------------------------------

*P = PERFORMANCE. EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%, THE FEE WOULD BE CALCULATED AS [0.05% BASIC FEE + 0.05% PERFORMANCE FEE + {(0.60% - 0.50%)/2}] = 0.15%
================================================================================

The applicable measurement period of Cypress' management of each Fund consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance equals or exceeds the Lehman Brothers Government/Credit Index or the Lehman Brother Government/Credit 1-5 Year Index, respectively, by at least 0.35%. Because the performance fee is based on the performance of the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund relative to their respective benchmark Index, Cypress may receive a performance fee even if a Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 0.70% or more, the Money Manager will receive 0.20% as its total fee. If the Fund underperforms the benchmark by less than 0.35%, the Money Manager will receive 0.05% as its total fee.




                                  ACCESSOR 38

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     MONEY MANAGER BlackRock Financial Management, Inc., 345 Park Avenue,
                   New York, NY 10154


     BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $246 billion in assets under management as of December 31, 2002.

     BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

     BlackRock earns a management fee from the Fund that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:

                                        AVERAGE
                                ANNUALIZED PERFORMANCE
                                      DIFFERENTIAL                   ANNUAL                       TOTAL
           BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
----------------------------------------------------------------------------------------------------------
            0.07%                  >2.00%                            0.18%                        0.25%
                                   -

                                   >0.50% and <2.00%                 0.16%                        0.23%
                                   -

                                   >0.25% and <0.50%                 0.12%                        0.19%
                                   -

                                   >-0.25% and <0.25%                0.08%                        0.15%
                                   -

                                   >-0.50% and <-0.25%               0.04%                        0.11%
                                   -

                                   <-0.50%                           0.00%                        0.07%
==========================================================================================================

     The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

     Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds the Lehman Brothers Mortgage-Backed Securities Index, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Because the performance fee is based on the performance of the Mortgage Securities Fund relative to its benchmark Index, BlackRock may receive a performance fee even if the Mortgage Securities Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.25% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.07% as its total fee.


--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600,
             Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2 billion of assets under management as of December 31, 2002.

     Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.



                                  ACCESSOR 39

                                 C CLASS SHARES
--------------------------------------------------------------------------------

The Funds offer Investor Class, Advisor Class and C Class Shares to the public, through the Distributor. This Prospectus describes C Class Shares of the Funds. Investor and Advisor Class shares are offered through separate prospectuses.

--------------------------------------------------------------------------------
C CLASS CHARACTERISTICS

     You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

     The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

     The CDSC is a sales charge that you pay when you redeem certain Fund shares. The CDSC:

     * Is calculated based on the number of shares you are selling;
     * Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;
     * Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
     * For the first year, applies to redemptions made through the date one year after the date on which your purchase was accepted.

     A CDSC will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.


     ELIMINATING THE CDSC

     If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Distributor or the Funds' transfer agent, at the time of the purchase. If the Distributor or the transfer agent is not notified at the time of purchase, the CDSC will apply. As long as the Distributor or the transfer agent is notified at the time you purchase your C Class Shares, the CDSC for such shares may generally be eliminated:

     * to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);
     * where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions;
     * to make payments through Accessor Funds' systematic withdrawal plan; or
     * due to shareholder death or disability.

     If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

     C CLASS EXPENSES

     The Funds have adopted a plan under Rule 12b-1 that permits them to pay marketing and other fees to support the sale and distribution of C Class Shares and certain services provided to you by your financial intermediary. These annual distribution and service fees may equal up to 1.00% (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of the Funds' C Class. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For a more detailed description of the fees and expenses of C Class Shares, see "Equity Funds' Expenses" and "Fixed Income Funds' Expenses" above. Also, for more information regarding payments to financial intermediaries, see "Distribution and Service Arrangements" below.


                                  ACCESSOR 40

                                 C CLASS SHARES
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE ARRANGEMENTS

     * DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan (Rule 12b-1 Plan) that allows the C Class Shares of the Funds to pay distribution fees and service fees to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 1.00% in the aggregate annually. Generally, the 12b-1 fees are paid to financial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the annual 12b-1 fee upon initial purchase of C Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan on behalf of the U.S. Government Money Fund to pay Accessor Capital for non-distribution related administrative and other services. The ACM administrative fee will not exceed 0.25% annually.



                                  ACCESSOR 41

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE


     * FINANCIAL INTERMEDIARIES. C Class Shares are purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisors and providers of fund supermarkets who have agreements with Distributor and who may receive a payment from the Distributor for distribution and shareholder services. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. Such financial intermediaries may receive commissions or other concessions which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described below and in the Statement of Additional Information. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. C Class Shares may not be available to you if you hold your shares in a street name account. Shareholders should contact their financial intermediary for information on fees and restrictions. The maximum investment in C Class Shares is $1,000,000 per transaction per Fund.
--------------------------------------------------------------------------------
HOW TO PURCHASE                      |
                                     |   C Class Shares may not be purchased
                                     |   on days when the NYSE is closed for
                                     |   trading: New Year's Day, Martin Luther
                                     |   King, Jr. Day, Presidents' Day, Good
                                     |   Friday, Memorial Day, Independence Day
                                     |   Labor Day, Thanksgiving Day and
                                     |   Christmas Day.
                                     |
                                     -------------------------------------------

     Normally, your financial intermediary will send your purchase requests to Accessor Funds' transfer agent. Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If the transfer agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are wired before 3:00 p.m. Eastern time, the investor will be entitled to receive that day's dividend. Otherwise, the transfer agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. You can purchase Fund shares for an existing account in any of the following ways:


     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank in U.S. dollars should be mailed with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     Neither initial nor subsequent purchases should be made by third party check. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations manual at the transfer agent at (800) 759-3504 and must be accompanied or preceeded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase C Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures as to verify telephone requests.


                                  ACCESSOR 42

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

     * BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for C Class Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAS

     Investors may purchase C Class Shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                               INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
   INITIAL INVESTMENT                                         INITIAL INVESTMENT
--------------------------------------------------------------------------------------------------------------
    One Fund only:            $5,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $10,000 aggregated              Educational IRA:                 among the Funds
                                among the Funds

    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
--------------------------------------------------------------------------------------------------------------
    One Fund only:            $1,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $2,000 aggregated               Educational IRA:                 among the Funds
                                among the Funds


--------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS. THE MAXIMUM INVESTMENT IN C CLASS SHARES IS $1 MILLION PER TRANSACTION PER FUND.
================================================================================
SHARE PRICING

     Investors purchase C Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to C Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding C Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds. C Class Shares are also subject to a CDSC of 1.00% on redemptions made within one year of purchase (see C Class Shares above).
--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING

     Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

     The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds'

                                  ACCESSOR 43

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
     or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

     A Fund or Accessor Capital may also temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program and withdrawals made pursuant to the systematic withdrawal program.


--------------------------------------------------------------------------------
FOR MORE INFORMATION

     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

     As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. C Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem C Class Shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased C Class Shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of C Class Shares and will not be affected by any exchange. For exchanges into C Class Shares from different classes of a Fund, the holding period for determining your CDSC begins upon the exchange into C Class Shares. Upon exchanges from C Class Shares into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Exchanges made within 90 days of purchase may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.



                                  ACCESSOR 44

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS


     Normally, your financial intermediary will send your exchange request to Accessor Funds' transfer agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Once you have established an account, exchanges may be made any of the following ways:


     *   BY MAIL.  Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     *   BY FAX.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.



================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


     Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' transfer agent. Consult your financial intermediary for more information. Investors may request to redeem C Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:


     * BY MAIL.  Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

     * BY FAX. Redemption requests may be faxed to Accessor Capital at
               (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


                                ================================================
                                |
                                |  Redemption requests for shares that were
                                |  purchased by check will be honored at the
                                |  next NAV calculated after receipt of the
                                |  redemption request, reduced by the amount
                                |  of any applicable CDSC.  However,
                                |  redemption proceeds will not be transmitted
                                |  until the check used for the investment has
                                |  cleared
                                |
                                ------------------------------------------------


                                  ACCESSOR 45

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may also charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds. You will not be charged a CDSC for shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

                                  ACCESSOR 46

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     * DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds normally pay dividend distributions monthly. The Equity Funds normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

     * OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on C Class Shares of a Fund will be automatically reinvested in additional C Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in C Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.


================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

     The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

     Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

     Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

                                  ACCESSOR 47

                                    TAXATION
--------------------------------------------------------------------------------

     A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

     Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.


--------------------------------------------------------------------------------
     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN C CLASS SHARES.







                                  ACCESSOR 48

                    FINANCIAL HIGHLIGHTS [ALL TO BE UPDATED]
--------------------------------------------------------------------------------
GROWTH FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                               INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(1)      2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $   22.29    $   26.45    $   34.82    $   28.82     $  26.38

 NET INVESTMENT INCOME (LOSS)(2)                     (0.02)       (0.10)       (0.26)       (0.16)       (0.05)
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(2)                                  (3.66)       (4.06)       (8.09)        7.41         4.52
TOTAL FROM INVESTMENT OPERATIONS                     (3.68)       (4.16)       (8.35)        7.25         4.47

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                               -            -            -             -           -
 DISTRIBUTIONS FROM CAPITAL GAINS                      -            -         (0.02)       (1.24)       (2.03)
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS              -            -            -         (0.01)          -
TOTAL DISTRIBUTIONS                                    -            -         (0.02)       (1.25)       (2.03)

NET ASSET VALUE, END OF PERIOD                   $   18.61    $   22.29    $   26.45    $   34.82     $  28.82
==============================================================================================================
TOTAL RETURN(3)                                     (16.51)%     (15.73)%     (23.99)%      25.23%       16.96%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   25,699   $   30,830   $   29,801   $   44,479    $  22,077

 RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.28%*       1.34%        1.38%        1.47%         1.41%*
 RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS                             (0.21)%*     (0.43)%      (0.78)%      (0.71)%      (0.40)%*
PORTFOLIO TURNOVER RATE                              33.14%       75.89%       89.32%       96.55%      112.42%

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JULY 1, 1998.
*ANNUALIZED


                                  ACCESSOR 49

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                             INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(1)      2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $   17.88    $   20.61    $    0.70    $   21.04     $  23.41

 NET INVESTMENT INCOME (LOSS)(2)                      0.03         0.06         0.15         0.07         0.05
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(2)                                  (2.60)       (2.05)        0.21         1.25        (0.31)
TOTAL FROM INVESTMENT OPERATIONS                     (2.57)       (1.99)        0.36         1.32        (0.26)

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                             (0.03)       (0.07)       (0.15)       (0.07)       (0.06)
 DISTRIBUTIONS FROM CAPITAL GAINS                     0.00        (0.50)       (0.30)       (1.59)       (1.90)
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS             0.00        (0.17)        0.00         0.00        (0.15)
TOTAL DISTRIBUTIONS                                  (0.03)       (0.74)       (0.45)       (1.66)       (2.11)

NET ASSET VALUE, END OF PERIOD                   $   15.28    $   17.88    $   20.61    $   20.70     $  21.04
==============================================================================================================

TOTAL RETURN(3)                                      (14.39)%     (9.94)%       1.88%        6.35%      (1.09)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   24,909   $   27,157   $   23,494   $   26,267    $ 12,987

 RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.40%*       1.40%        1.29%        1.47%        1.55%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                               0.31%*       0.34%        0.75%        0.36%        0.44%*
PORTFOLIO TURNOVER RATE                              58.59%      173.17%      139.61%      167.70%      104.85%

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JULY 1, 1998.
*ANNUALIZED


                                  ACCESSOR 50

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                             INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(1)      2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $   16.80    $   19.67    $   27.16    $   23.47    $   24.44

 NET INVESTMENT INCOME (LOSS)(2)                     (0.05)       (0.07)       (0.22)       (0.12)       (0.09)
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(2)                                  (0.38)       (2.80)       (4.48)        6.31         0.86
TOTAL FROM INVESTMENT OPERATIONS                     (0.43)       (2.87)       (4.70)        6.19         0.77

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                               -            -            -            -            -
 DISTRIBUTIONS FROM CAPITAL GAINS                      -            -          (2.35)       (2.50)       (1.74)
 DISTRIBUTION IN EXCESS OF NET INVESTMENT
  INCOME                                               -            -            -            -            -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS              -            -          (0.44)         -            -
TOTAL DISTRIBUTIONS                                    -            -          (2.79)       (2.50)       (1.74)

NET ASSET VALUE, END OF PERIOD                   $   16.37    $   16.80    $   19.67    $   27.16    $   23.47
==============================================================================================================
TOTAL RETURN(3)                                      (2.56)%      (14.59)%     (18.60)%     26.60%        3.32%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   9,798    $   26,518   $   29,934   $   47,398   $   19,367
 RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.52%*       1.56%        1.72%        1.75%        1.77%*
 RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS                             (0.62)%*     (0.44)%      (0.89)%      (0.97)%      (0.84)%*
PORTFOLIO TURNOVER RATE                              21.22%       65.21%      141.73%      133.14%      110.07%

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JUNE 24, 1998.
*ANNUALIZED


                                  ACCESSOR 51

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                             INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(1)      2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   11.11    $   14.85    $   21.33    $   16.85     $  17.88

 NET INVESTMENT INCOME (LOSS)(2)                      0.03        (0.04)       (0.09)       (0.08)       (0.06)
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(2)                                  (0.11)       (3.70)       (5.01)        8.13        (0.66)
TOTAL FROM INVESTMENT OPERATIONS                     (0.08)       (3.74)       (5.10)        8.05        (0.72)

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                               -            -            -            -            -
 DISTRIBUTIONS FROM CAPITAL GAINS                      -            -          (1.36)       (3.57)       (0.31)
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS              -            -          (0.02)         -            -
TOTAL DISTRIBUTIONS                                    -            -          (1.38)       (3.57)       (0.31)

NET ASSET VALUE, END OF PERIOD                   $   11.03    $   11.11    $   14.85    $   21.33     $  16.85
==============================================================================================================
TOTAL RETURN(3)                                      (0.72)%      (25.19)%     (24.92)%     48.23%       (4.01)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   14,853   $   25,190   $   26,116   $   38,647    $  18,963
 RATIO OF EXPENSES TO AVERAGE NET ASSETS             2.06%*        1.96%        1.92%        1.87%        2.05%*
 RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS                              0.48%*       (0.33)%      (0.51)%      (0.46)%      (0.68)%*
PORTFOLIO TURNOVER RATE                              86.24%       147.08%      166.49%      251.23%      196.37%

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JULY 6, 1998.
*ANNUALIZED


                                  ACCESSOR 52

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

============================================================================================
FOR A SHARE OUTSTANDING                                  INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(2)      2001         2000(1)
--------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $   10.61    $   11.10    $   12.00

 NET INVESTMENT INCOME (LOSS)(3)                      0.40         1.00         0.70
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(3)                                  (0.54)       (0.48)       (0.97)
TOTAL FROM INVESTMENT OPERATIONS                     (0.14)        0.52        (0.27)

  DISTRIBUTIONS FROM NET INVESTMENT
   INCOME                                            (0.42)       (1.01)       (0.63)
  DISTRIBUTIONS FROM CAPITAL GAINS                     -            -            -
TOTAL DISTRIBUTIONS                                  (0.42)       (1.01)       (0.63)

NET ASSET VALUE, END OF PERIOD                   $   10.05    $   10.61    $   11.10
============================================================================================
TOTAL RETURN(4)                                     (1.46)%       4.66%        (2.30)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   6,387    $   9,653    $    9,600
 RATIO OF EXPENSES TO AVERAGE NET ASSETS             1.45%*       1.42%         1.36%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                              7.89%*       8.93%         8.92%*
 PORTFOLIO TURNOVER RATE                            77.15%       37.07%        11.92%

--------------------------------------------------------------------------------------------

(1) FUND COMMENCED OPERATIONS ON MAY 1, 2000.
(2) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(3) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(4) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
*ANNUALIZED

                                  ACCESSOR 53

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                             INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(1)      2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $   11.89    $   11.67    $   11.30    $   12.47     $  12.29

 NET INVESTMENT INCOME (LOSS)(2)                      0.30         0.62         0.68         0.63         0.28
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(2)                                   0.29         0.23         0.37        (1.12)        0.24
TOTAL FROM INVESTMENT OPERATIONS                      0.59         0.85         1.05        (0.49)        0.52

 DISTRIBUTIONS FROM NET INVESTMENT
  NCOME                                              (0.30)       (0.63)       (0.68)       (0.63)       (0.30)
 DISTRIBUTIONS FROM CAPITAL GAINS                      -            -            -          (0.05)       (0.04)
TOTAL DISTRIBUTIONS                                  (0.30)       (0.63)       (0.68)       (0.68)       (0.34)

NET ASSET VALUE, END OF PERIOD                   $   12.18    $   11.89    $   11.67    $   11.30     $  12.47
==============================================================================================================
TOTAL RETURN(3)                                      5.04%        7.46%        9.64%       (4.05)%       4.29%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   8,397    $   8,690    $   8,826    $  10,907     $  9,146
 RATIO OF EXPENSES TO AVERAGE NET ASSETS             1.11%*       1.15%        1.16%        1.18%        1.27%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                              5.04%*       5.22%        5.96%        5.39%        4.75%*
PORTFOLIO TURNOVER RATE                             33.40%       61.25%       42.88%       60.40%      113.00%

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JULY 14, 1998.
*ANNUALIZED

                                  ACCESSOR 54

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                             INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(1)      2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $   12.11    $   11.98    $   11.83    $   12.33     $  12.32

 NET INVESTMENT INCOME (LOSS)(2)                      0.26         0.58         0.65         0.58         0.27
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(2)                                   0.06         0.15         0.15        (0.49)        0.17
TOTAL FROM INVESTMENT OPERATIONS                      0.32         0.73         0.80         0.09         0.44

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                             (0.26)       (0.60)       (0.65)       (0.58)       (0.30)
 DISTRIBUTIONS FROM CAPITAL GAINS                      -            -            -          (0.01)       (0.13)
TOTAL DISTRIBUTIONS                                  (0.26)       (0.60)       (0.65)       (0.59)       (0.43)

NET ASSET VALUE, END OF PERIOD                   $   12.17    $   12.11    $   11.98    $   11.83     $  12.33
==============================================================================================================
TOTAL RETURN(3)                                       2.78%        6.15%        7.04%        0.70%        3.55%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $    7,685   $    7,754   $    7,982   $   10,439    $   6,255
 RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.12%*       1.18         1.16%        1.20%        1.31%*
 RATIO OF NET INVESTMENT INCOME
   TO AVERAGE NET ASSETS                              4.30%*       4.77%        5.49%        4.82%        4.57%*
PORTFOLIO TURNOVER RATE                              20.63%       83.37%       54.48%       45.89%       69.64%

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JULY 14, 1998.
*ANNUALIZED

                                  ACCESSOR 55

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                             INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                20021        2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $   12.69    $   12.52    $   11.98    $   12.59     $  12.67

 NET INVESTMENT INCOME (LOSS)(2)                      0.31         0.65         0.68         0.66         0.31
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(2)                                   0.17         0.22         0.54        (0.58)        0.01
TOTAL FROM INVESTMENT OPERATIONS                      0.48         0.87         1.22         0.08         0.32

 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                             (0.30)       (0.64)       (0.68)       (0.66)       (0.33)
 DISTRIBUTIONS FROM CAPITAL GAINS                    (0.01)       (0.06)        0.00        (0.03)       (0.07)
TOTAL DISTRIBUTIONS                                  (0.31)       (0.70)       (0.68)       (0.69)       (0.40)

NET ASSET VALUE, END OF PERIOD                   $   12.86    $   12.69    $   12.52    $   11.98     $  12.59
==============================================================================================================

TOTAL RETURN(3)                                       3.85%        7.14%       10.58%        0.69%        2.46%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   26,729   $   17,481   $   18,531   $   26,802    $  17,369

 RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.35%*       1.37%        1.37%        1.39%        1.41%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                               4.81%*       5.12%        5.63%        5.41%        5.09%*
PORTFOLIO TURNOVER RATE                             136.64%      228.07%      263.34%      273.95%      278.18%

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JULY 8, 1998.
*ANNUALIZED

                                  ACCESSOR 56

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.

==============================================================================================================
FOR A SHARE OUTSTANDING                                           INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                2002(1)      2001         2000         1999         1998(4)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   1.00     $   1.00     $   1.00     $   1.00     $   1.00

 NET INVESTMENT INCOME(2)                             0.01         0.03         0.05         0.04         0.02
 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                             (0.01)       (0.03)       (0.05)       (0.04)       (0.02)
NET ASSET VALUE, END OF PERIOD                    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00

TOTAL RETURN(3)                                      0.54%        3.30%        5.47%        4.20%        1.83%
NET ASSETS, END OF PERIOD (IN THOUSANDS)          $  8,805     $  9,651     $  7,746     $  8,034     $  5,071

 RATIO OF EXPENSES TO AVERAGE NET ASSETS             0.95%*       0.94%        0.95%        0.98%        1.03%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                              1.08%*       3.20%        5.35%        4.16%        4.40%*

--------------------------------------------------------------------------------------------------------------

(1) FOR THE SIX MONTHS ENDED ON JUNE 30, 2002 (UNAUDITED).
(2) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(3) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. THE TOTAL RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(4) CLASS COMMENCED OPERATIONS ON JULY 29, 1998.
*ANNUALIZED




                                  ACCESSOR 57

                                   APPENDIX A
--------------------------------------------------------------------------------
     The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX*

     The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 427 NYSE, 71 NASDAQ and 2 AMEX traded companies.

     Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

     The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

     Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

--------------------------------------------------------------------------------
  *"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND
   POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX - S&P 500/BARRA VALUE INDEX

     BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

     The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

     Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

     Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.



     As of December 31, 2002, there were ___ companies in the Value Index and ___ companies in the Growth Index.






                                   ACCESSOR 58

                                   APPENDIX A
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX*

     While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 17% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7000 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

     Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to
     1.0 on December 31, 1970.

--------------------------------------------------------------------------------
  *"WILSHIRE 4500" AND "WILSHIRE 5000" ARE REGISTERED TRADEMARKS OF WILSHIRE
   ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY WILSHIRE ASSOCIATES.


--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EMF INDEX*

     The MSCI EAFE + EMF Index is a market-capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.


     The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.


     MSCI Emerging Markets Free ("EMF") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 27 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

     The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


     As of December 31, 2002, the MSCI EAFE + EMF Index consisted of _____ companies traded on stock markets in __ countries. The weighting of the MSCI EAFE + EMF Index by country was as follows:

     Developed Markets: Australia ____%, Austria ____%, Belgium ____%, Denmark ____%, Finland ____%, France ____%, Germany ____%, Hong Kong ____%, Ireland
     ____%, Italy ____%, Japan _____%, Netherlands ____%, New Zealand ____%, Norway ____%, Portugal ____%, Singapore ____%, Spain ____%, Sweden ____%, Switzerland ____%, United Kingdom _____%.




                                  ACCESSOR 59

                                   APPENDIX A
--------------------------------------------------------------------------------

     Emerging Markets: Argentina ____%, Brazil ____%, Chile ____%, China ____%, Colombia ____%, Czech Republic ____%, Egypt ____%, Greece ____%, Hungary ____%, India ____%, Indonesia Free ____%, Israel ____%, Jordan ____%, Korea (South) ____%, Malaysia ____%, Mexico Free ____%, Morocco ____%, Pakistan ____%, Peru ____%, Philippines ____%, Poland ____%, Russia ____%, South Africa ____%, Sri Lanka ____%, Taiwan Free ____%, Thailand ____%, Turkey ____%, Venezuela ____%.

     Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EMF Index was equal to 100.0 on January 1, 1988. As of December 31, 2002, the current value of the MSCI EAFE + EMF Index was ______.


--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL.
--------------------------------------------------------------------------------
LEHMAN BROTHERS*
GOVERNMENT/CREDIT INDEX
GOVERNMENT/CREDIT 1-5 YEAR INDEX
U.S. CORPORATE HIGH YIELD INDEX
MORTGAGE-BACKED SECURITIES INDEX

     The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

     The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

     The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

     The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

     The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

     The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P, and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.



                                   ACCESSOR 60

                                   APPENDIX A
--------------------------------------------------------------------------------
     a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

     The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).






























                                   ACCESSOR 61

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period
     *    Fund performance data and financial statements

     *    Fund holdings.

         STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

         For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

         ACCESSOR CAPITAL MANAGEMENT LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com

         SECURITIES AND EXCHANGE COMMISSION
         Washington, DC  20549-0102
         Public Reference Section (202) 942-8090
         (for inquiries regarding hours of operation only)
         e-mail:  publicinfo@sec.gov
         web site:  www.sec.gov

         You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

         Accessor(R) is a registered trademark of Accessor Capital
         Management LP.

         SEC file number: 811-06337.

      C CLASS SHARES * ACCESSOR FUNDS, INC. PROSPECTUS * __________, 2003
--------------------------------------------------------------------------------



                            ACCESSOR ALLOCATION FUNDS

                           ACCESSOR INCOME ALLOCATION
                       ACCESSOR INCOME & GROWTH ALLOCATION
                          ACCESSOR BALANCED ALLOCATION
                       ACCESSOR GROWTH & INCOME ALLOCATION
                           ACCESSOR GROWTH ALLOCATION
                     ACCESSOR AGGRESSIVE GROWTH ALLOCATION
                                   [GRAPHIC]















                                                                 [LOGO] ACCESSOR
                                                                        ------



--------------------------------------------------------------------------------
  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


          NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

                               THE ACCESSOR FUNDS


     * A family of 15 mutual funds, each with three classes of shares, and one with four classes of shares, offering a variety of fixed-income, equity and balanced mutual funds. This Prospectus describes the C Class Shares of the six Accessor Allocation Funds. For information about the other Accessor Funds or classes, please request the current Accessor Funds Prospectuses.


     * When used together, designed to help investors realize the benefits of ASSET ALLOCATION and DIVERSIFICATION.

     * Managed and administered by Accessor Capital Management LP ("Accessor Capital") or subadvised by money managers who are selected and supervised by Accessor Capital.

     Each of the Accessor Allocation Funds is a fund of funds. A fund of funds is a mutual fund that invests its assets in other mutual funds. This gives you several advantages, such as:

     * Active asset allocation and periodic rebalancing.
     * Immediate diversification across different types of investments.
     * The benefit of professional money managers.
     * For most small investors, a cost advantage over investing in individual stocks.
     * For some investors, tax advantages over trying to rebalance using individual mutual funds.

--------------------------------------------------------------------------------
     DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

     ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, equity and fixed-income securities) in an effort to enhance returns and reduce risks.

                                     * * *

     DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
     The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Accessor Allocation Funds is the potential for attractive long-term returns with reduced volatility.

     If you are a periodic investor, you can face the dilemma of trying to buy the right mix of mutual funds for a relatively small dollar amount each month. By investing in one of the Accessor Allocation Funds, you get a diversified portfolio, assembled by a professional money manager, that allows you access to more funds than you might be able to afford on your own. Each Fund can be used in both taxable and tax-deferred accounts.

     Before choosing your investment option, consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The Accessor Allocation Fund or Funds you select should not represent your complete investment program or be used for short-term trading purposes.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
   Fund Summaries.............................................................2
   Performance................................................................7
   Expenses..................................................................13
   Objectives and Strategies.................................................16
   Description of Underlying Funds...........................................20
   Principal Risks of Investing in the Funds.................................24
   Principal Risks of Underlying Funds.......................................24
   Management, Organization & Capital Structure..............................28


SHAREHOLDER INFORMATION
   C Class Shares............................................................31
   Purchasing Fund Shares....................................................32
   Exchanging Fund Shares....................................................35
   Redeeming Fund Shares.....................................................36
   Dividends and Distributions...............................................37
   Valuation of Securities...................................................38
   Taxation..................................................................38
   Financial Highlights......................................................39

                                 FUND SUMMARIES
--------------------------------------------------------------------------------
     Each of the Accessor Allocation Funds (referred to in this prospectus as the "Fund" or "Funds") is a "fund of funds" and shares the same investment approach. Each Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of other Accessor Funds (referred to in this prospectus as the "Underlying Funds"), which represent specific market segments. The Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Funds can offer additional diversification within a single investment.


     WHAT IS EACH FUND'S OBJECTIVE?
     The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

     * Accessor Income Allocation Fund seeks high current income and some stability of principal.

     * Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation.

     * Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation.

     * Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

     * Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income.

     * Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation.

     WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund invests substantially all of its assets in a select group of the Underlying Funds.

     The ACCESSOR INCOME ALLOCATION FUND can invest in a combination of the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy. The Fund maintains a current asset allocation target of approximately 80% in fixed-income Underlying Funds and 20% in the money market Underlying Fund.

     The ACCESSOR INCOME & GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy - the Fund maintains a current asset allocation target of approximately 30% in equity Underlying Funds, 60% in fixed-income Underlying Funds and 10% in the money market Underlying Fund.



                                   ACCESSOR 2

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     The ACCESSOR BALANCED ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 50% in equity Underlying Funds, 46% in fixed-income Underlying Funds and 4% in the money market Underlying Fund.

     The ACCESSOR GROWTH & INCOME ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 60% in equity Underlying Funds, 37% in fixed-income Underlying Funds and 3% in the money market Underlying Fund.

     The ACCESSOR GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses an aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 80% in equity Underlying Funds, 19% in fixed-income Underlying Funds and 1% in the money market Underlying Fund.

     The ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, and the money market Underlying
     Fund: U.S. Government Money Fund. This Fund uses a very aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 99% in equity Underlying Funds and 1% in the money market Underlying Fund.

     Each Fund seeks to obtain the greatest return for the level of risk assumed by that Fund. Each Fund's investment strategy emphasizes asset allocation.

--------------------------------------------------------------------------------

     WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE UNDERLYING FUNDS CAN INVEST?

     Below is a general description of the principal types of securities in which the Underlying Funds invest:



--------------------------------------------------------------------------------
SPECIAL NOTE  |
--------------
As of March 31, 2003, the market capitalization of the S&P 500 Index ranged from $___ million for the smallest company to $___ billion for the largest company. The weighted average market value of the Index was $___ billion, which may vary from month to month.


--------------------------------------------------------------------------------


     The GROWTH FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of large capitalization issuers that Chicago Equity Partners, the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth Index. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers.

     The VALUE FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of large capitalization issuers that Wellington Management Company, the Fund's Money Manager, believes are under-valued. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.



     The SMALL TO MID CAP FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants of small capitalization issuers (capitalization generally of $1 billion or less) and medium capitalization issuers (capitalization generally ranging from $1 billion to $10 billion). The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

     The INTERNATIONAL EQUITY FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers, primarily in companies domiciled in Europe and the Pacific Rim and may invest in companies that are in developed countries as well as companies that are in countries or economies generally considered to be emerging or developing markets.


                                   ACCESSOR 3

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     The HIGH YIELD BOND FUND normally invests at least 80% of its assets in lower-rated, high-yield corporate debt securities, rated lower than BBB by S&P or lower than Baa by Moody's, commonly referred to as "junk bonds."


     The INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities and mortgage-backed or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of between 3 and 8 years.


     The SHORT-INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities and mortgage-backed or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of not less than 2 years and not more than 5 years.

     The MORTGAGE SECURITIES FUND normally invests at least 80% of its assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or considered to be of comparable quality.

     The U.S. GOVERNMENT MONEY FUND normally invests at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry guidelines concerning the quality, maturity and diversification of its investments.

--------------------------------------------------------------------------------
     WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF INVESTING IN THE FUNDS?

     LOSS OF MONEY IS A RISK OF INVESTING IN EACH FUND. AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. While the Funds offer a greater level of diversification than most other types of mutual funds, a single Fund may not provide a complete investment program for an investor.

     The following summarizes important risks that apply to the Funds and may result in a loss of your investment. There can be no assurance that a Fund will achieve its investment objective.

     * ALLOCATION RISK Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in a Fund is that the allocation techniques and decisions will not produce the desired results, and a Fund may not achieve its investment objective.

     * UNDERLYING FUNDS RISK The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. A Fund's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions. Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies and principal risks of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Because the Fund's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.



                                   ACCESSOR 4

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     The following table sets forth the principal risks of the Underlying Funds that could adversely effect the net asset value, yield and total return of a Fund:

                                              LEVEL OF PRINCIPAL RISK
----------------------------------------------------------------------------------------------------------------
                                                  INCOME &                  GROWTH &                  AGGRESSIVE
     RISK                              INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
----------------------------------------------------------------------------------------------------------------
    STOCK MARKET VOLATILITY               -          ( )          |)           |)             O            O
    BOND MARKET VOLATILITY                O           O           |)           |)            ( )           -
    FOREIGN EXPOSURE                      -          ( )          |)           |)             O            O
    SECTOR RISK                          ( )         ( )          |)           |)             O            O
    COMPANY RISK                         ( )         ( )          ( )          ( )           |)           |)
    SMALL COMPANY RISK                   ( )         ( )          ( )          |)            |)            O
    LOWER RATED DEBT SECURITIES          |)          |)           |)           |)            |)            -
    INFLATION RISK                        O           O           |)           |)            ( )          ( )
    PREPAYMENT RISK                      |)          ( )          ( )          ( )           ( )            -
------------------------------------------------------------------------------------------------------------
    Level of Principal Risk Key:        - n/a          ( )  low          |) medium           o high
------------------------------------------------------------------------------------------------------------


     DEFINITIONS

     STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


     BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and interest rate changes. Increases in interest rates can cause the price of a debt security to decrease. Bonds with longer maturities generally are subject to greater volatility than bonds with shorter maturities.


     FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


     SMALLER COMPANY RISK. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


     LOWER RATED DEBT SECURITIES. Lower rated debt securities, commonly referred to as "junk bonds", and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities.

     INFLATION RISK. Over time, the real value of your investment in a Fund may be eroded by inflation.

     PREPAYMENT RISK. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

================================================================================

     An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Funds. Please see "Principal Risks of Underlying Funds" for a description of these and other risks associated with the Underlying Funds and an investment in a Fund.



                                   ACCESSOR 5

                                 FUND SUMMARIES
--------------------------------------------------------------------------------

     Each Fund's investment goals may be consistent with investors with the following risk profiles and investment goals:

     THE ACCESSOR INCOME ALLOCATION FUND - designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.

     THE ACCESSOR INCOME & GROWTH ALLOCATION FUND - designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

     THE ACCESSOR BALANCED ALLOCATION FUND - designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     THE ACCESSOR GROWTH & INCOME ALLOCATION FUND - designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     THE ACCESSOR GROWTH ALLOCATION FUND - designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

     THE ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND - designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.











                                   ACCESSOR 6

                                  PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



             INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31                                     YEAR TO DATE

        5.49                                       _____%
      ---------------
        2001     2002                           AS OF 3/31/03
                                                ------------
                                                BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                               ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.



                                   ACCESSOR 7

                                  PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31                                     YEAR TO DATE

        -1.04                                      _____%
      ------------------
         2001      2002                         AS OF 3/31/03
                                                ------------
                                                BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                ------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.



                                   ACCESSOR 8

                                  PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



            BALANCED ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31                                     YEAR TO DATE

        -5.07                                      _____%
      -------------------
         2001       2002                        AS OF 3/31/03
                                                ------------
                                                BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                              -------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.



                                   ACCESSOR 9

                                  PERFORMANCE
--------------------------------------------------------------------------------


     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31                                     YEAR TO DATE

        -7.27                                      _____%
      ------------------
         2001      2002                         AS OF 3/31/03
                                                ------------
                                                BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                              --------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.



                                  ACCESSOR 10

                                  PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past (before and after the reduction of taxes) is not an indication of how it will perform in the future.



             GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31                                     YEAR TO DATE

        -12.13                                     _____%
      ------------------
          2001     2002                         AS OF 3/31/03
                                                ------------
                                                BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                               -------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
    MSCI AC WORLD INDEX FREE(2)
    COMPOSITE INDEX(3)
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.



                                  ACCESSOR 11

                                  PERFORMANCE
--------------------------------------------------------------------------------

     C Class Shares are newly offered and have no investment performance. The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. Investor Class Shares are not offered in this prospectus, but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Fund has performed in the past before and after the reduction of taxes) is not an indication of how it will perform in the future.



        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
                                  [GRAPH]

AS OF 12/31                                     YEAR TO DATE

        -16.09                                     _____%
      -------------------
         2001       2002                        AS OF 3/31/03
                                                ------------
                                                BEST QUARTER

                                                   _____%


                                                ------------
                                                WORST QUARTER

                                                   _____%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
                         FOR THE PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------


                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                              -------------------------
    FUND RETURNS BEFORE TAXES
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES
    MSCI AC WORLD INDEX FREE1
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                          *12/27/00 Inception Date, Index measured from 12/31/00



     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.



                                  ACCESSOR 12

                                    EXPENSES
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that you may pay if you buy and hold C Class Shares of a Fund. You should keep in mind that shareholders of each Fund bear indirectly the expenses of the Underlying Funds in which the Funds invest. The Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested. The table reflects estimated fees and expenses of the Funds for the current fiscal year.



                                                                                ACCESSOR ALLOCATION FUND
                                                                    INCOME       INCOME & GROWTH      BALANCED
--------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (fees paid directly from your investment)
     MAXIMUM SALES CHARGE IMPOSED
       ON PURCHASES (as a percent of offering price)                 NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM CONTINGENT DEFERRED SALES CHARGE(2)                     1.00%            1.00%             1.00%
     (as a percent of original purchase price
      or redemption proceeds, as applicable)
     REDEMPTION FEE(3)                                               NONE             NONE              NONE

     ANNUAL FUND OPERATING EXPENSES
     (expenses deducted from fund assets)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12b-1) FEE                            1.00             1.00              1.00
                                                                     ---------------------------------------
     OTHER EXPENSES(4)(5)                                            1.08             0.66              0.30

     TOTAL ANNUAL FUND OPERATING EXPENSES                            2.18             1.76              1.40
                                                                     =======================================
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)                      (1.08)           (0.66)            (0.30)
     NET EXPENSES                                                    1.10             1.10              1.10
                                                                     =======================================


--------------------------------------------------------------------------------
(1) FEES CHARGED, IF ANY, TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(2) A CDSC DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER C CLASS CHARACTERISTICS ON PAGE 31 FOR MORE INFORMATION).

(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.

(5) OTHER EXPENSES REFLECT ESTIMATED FEES AND EXPENSES OF THE FUNDS FOR THE CURRENT FISCAL YEAR.


--------------------------------------------------------------------------------
     The following table provides a range of estimated average weighted expense ratios for C Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds (including any applicable expense waivers). Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.



       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------
       INCOME ALLOCATION                                      1.75% - 1.85%
       INCOME & GROWTH ALLOCATION                             1.87% - 1.97%
       BALANCED ALLOCATION                                    1.94% - 2.04%


                                  ACCESSOR 13

                                    EXPENSES
--------------------------------------------------------------------------------


                                                                                ACCESSOR ALLOCATION FUND
                                                                   GROWTH &                          AGGRESSIVE
                                                                    INCOME           GROWTH            GROWTH
----------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (fees paid directly from your investment)
     MAXIMUM SALES CHARGE IMPOSED
      ON PURCHASES (as a percent of offering price)                  NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM CONTINGENT DEFERRED SALES CHARGE(2)                     1.00%            1.00%             1.00%
     (as a percent of original purchase price
      or remption proceeds, as applicable)
     REDEMPTION FEE(3)                                               NONE             NONE              NONE
----------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses deducted from Fund assets)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12b-1) FEE                            1.00             1.00              1.00
                                                                     ---------------------------------------
     OTHER EXPENSES(4)(5)                                            0.35             0.22              0.29

     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.45             1.32              1.39
                                                                     ---------------------------------------
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)                      (0.35)           (0.22)            (0.29)
     NET EXPENSES                                                    1.10             1.10              1.10



--------------------------------------------------------------------------------
(1) FEES CHARGED, IF ANY, TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(2) A CDSC DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER C CLASS CHARACTERISTICS ON PAGE 31 FOR MORE INFORMATION).

(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.

(5) OTHER EXPENSES REFLECT ESTIMATED FEES AND EXPENSES OF THE FUNDS FOR THE CURRENT FISCAL YEAR.

--------------------------------------------------------------------------------

     The following table provides a range of estimated average weighted expense ratios for C Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds (including any applicable expense waivers). Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.



       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------
       GROWTH & INCOME ALLOCATION                             1.98% - 2.08%
       GROWTH ALLOCATION                                      2.03% - 2.13%
       AGGRESSIVE GROWTH  ALLOCATION                          2.04% - 2.14%

================================================================================

                                  ACCESSOR 14

                                    EXPENSES
--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in C Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in C Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions not reflecting any expense waiver, your costs would be:


   ACCESSOR ALLOCATION FUND                ONE YEAR*        THREE YEARS*      FIVE YEARS        10 YEARS
------------------------------------------------------------------------------------------------------------
   INCOME ALLOCATION                       $ 393.00         $  891.00         $ 1,517.00        $ 3,202.00
   INCOME & GROWTH ALLOCATION                363.00            801.00           1,368.00          2,911.00
   BALANCED ALLOCATION                       334.00            714.00           1,223.00          2,622.00
   GROWTH & INCOME ALLOCATION                343.00            741.00           1,268.00          2,712.00
   GROWTH ALLOCATION                         336.00            719.00           1,231.00          2,637.00
   AGGRESSIVE GROWTH ALLOCATION              344.00            743.00           1,272.00          2,719.00

     You would pay the following expenses if you did not redeem your shares:


   ACCESSOR ALLOCATION FUND                ONE YEAR*        THREE YEARS*      FIVE YEARS        10 YEARS
------------------------------------------------------------------------------------------------------------
   INCOME ALLOCATION                       $ 291.00         $  891.00         $ 1,517.00        $ 3,202.00
   INCOME & GROWTH ALLOCATION                261.00            801.00           1,368.00          2,911.00
   BALANCED ALLOCATION                       232.00            714.00           1,223.00          2,622.00
   GROWTH & INCOME ALLOCATION                241.00            741.00           1,268.00          2,712.00
   GROWTH ALLOCATION                         233.00            719.00           1,231.00          2,637.00
   AGGRESSIVE GROWTH ALLOCATION              241.00            743.00           1,272.00          2,719.00


     *Note: Accessor Capital has contractually agreed to pay certain expenses of the Funds to the extent such expenses are not paid by the Underlying Funds, pursuant to the exemptive order received from the Securities and Exchange Commission, through December 31, 2003. Such payments are not reflected in this table. If such payments were reflected, expenses for the one year and three year periods would be lower.

================================================================================


     The Example does not reflect sales charges (loads) on reinvested dividends and other disribution. If these sales charges (loads) were included, your costs would be higher.








                                  ACCESSOR 15

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ASSET ALLOCATION

     The investment strategy of the Funds focuses on asset allocation (varying the concentration of asset classes in the Funds). Accessor Capital manages the asset class risk to which the Funds are exposed by varying the concentration of asset classes in the Funds. The table below reflects the target and potential ranges of investments in various asset classes.

                                                                           INCOME &
      ASSET CLASS                                          INCOME           GROWTH           BALANCED
-------------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        0%               30%               50%
                               -----------------------------------------------------------------------
                               RANGE                       0% - 5%         20% - 40%         40% - 60%
-------------------------------------------------------------------------------------------------------
     FIXED-INCOME              TARGET                        70%              55%               41%
     FUNDS                     -----------------------------------------------------------------------
                               RANGE                     60% - 100%        40% - 80%         30% - 60%
-------------------------------------------------------------------------------------------------------
     MONEY MARKET              TARGET                        30%              15%               9%
     FUND                      -----------------------------------------------------------------------
                               RANGE                      0% - 35%         0% - 20%          0% - 10%
=======================================================================================================
                                                          GROWTH &                          AGGRESSIVE
      ASSET CLASS                                          INCOME           GROWTH            GROWTH
-------------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        60%              80%              100%
                               -----------------------------------------------------------------------
                               RANGE                      50% - 70%        70% - 90%        85% - 100%
-------------------------------------------------------------------------------------------------------
     FIXED-INCOME              TARGET                        36%              20%               0%
     FUNDS                     -----------------------------------------------------------------------
                               RANGE                      20% - 50%        5% - 30%          0% - 10%
-------------------------------------------------------------------------------------------------------
     MONEY MARKET              TARGET                        4%               0%                0%
     FUND                      -----------------------------------------------------------------------
                               RANGE                      0% - 10%          0% - 5%           0% - 5%
=======================================================================================================

     Accessor Capital decides how much of each Fund's assets to allocate to Underlying Fund investments within the ranges set forth in the following pages based on its outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. Each Fund may sell the Underlying Funds or other securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.


                                     ===========================================
                                     |
                                     |  TARGET ALLOCATION
                                     |
                                     |  Target allocation represents the Funds'
                                     |  target for investments in the Underlying
                                     |  Funds. You should note that the Funds'
                                     |  actual allocations may differ from the
                                     |  target due to market fluctuations and
                                     |  other factors and that Accessor Capital
                                     |  has the discretion to change each Fund's
                                     |  target allocation.
                                     |
                                     -------------------------------------------





                                   ACCESSOR 16

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR BALANCED ALLOCATION FUND

    INVESTMENT OBJECTIVE The Balanced Allocation Fund seeks moderate current income and some potential capital appreciation.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT INCOME AND CAPITAL APPRECIATION TO INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.


                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------

     GROWTH                                          15.5%            10-20%
     VALUE                                           15.5%            10-20%
     SMALL TO MID CAP                                10.5%             5-15%              [PIE CHART OF
     INTERNATIONAL EQUITY                            10.5%             5-15%              PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 15.0%             5-20%
     INTERMEDIATE FIXED-INCOME                        5.0%             3-20%
     SHORT-INTERMEDIATE FIXED-INCOME                 14.5%             5-25%
     MORTGAGE SECURITIES                              9.5%             0-20%
     U.S. GOVERNMENT MONEY**                          4.0%             0-10%
===========================================================================================================



ACCESSOR GROWTH & INCOME ALLOCATION FUND

    INVESTMENT OBJECTIVE The Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT CAPITAL APPRECIATION AND CURRENT INCOME INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          18.5%            12-22%
     VALUE                                           18.5%            12-22%
     SMALL TO MID CAP                                 9.5%             6-16%
     INTERNATIONAL EQUITY                            15.5%            10-20%              [PIE CHART OF
     HIGH YIELD BOND                                 15.0%             5-20%              PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                        5.0%             0-20%
     SHORT-INTERMEDIATE FIXED-INCOME                  8.0%             5-20%
     MORTGAGE SECURITIES                              7.0%             0-15%
     U.S. GOVERNMENT MONEY**                          3.0%             0-10%
===========================================================================================================




 *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE
  UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                                  ACCESSOR 18

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Growth Allocation Fund seeks high potential capital appreciation and some current income.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market underlying fund. this fund uses an aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.



                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES          TARGET *     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          24.5%            19-30%
     VALUE                                           24.5%            19-30%
     SMALL TO MID CAP                                12.5%             7-20%              [PIE CHART OF
     INTERNATIONAL EQUITY                            20.5%            15-25%              PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 13.0%             5-17%
     INTERMEDIATE FIXED-INCOME                        0.0%             0-15%
     SHORT-INTERMEDIATE FIXED-INCOME                  1.5%             0-15%
     MORTGAGE SECURITIES                              2.5%             0-15%
     U.S. GOVERNMENT MONEY**                          1.0%              0-5%
===========================================================================================================


ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Aggressive Growth Allocation Fund seeks high potential capital appreciation.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund. This Fund uses a very aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A VERY HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------------
     GROWTH                                          29%            25-35%
     VALUE                                           29%            25-35%
     SMALL TO MID CAP                                18%            10-25%               [PIE CHART OF
     INTERNATIONAL EQUITY                            23%            19-30%               PERCENTAGES AT LEFT]
     HIGH YIELD                                       0%              0-5%
     INTERMEDIATE FIXED-INCOME                        0%              0-5%
     SHORT-INTERMEDIATE FIXED-INCOME                  0%              0-5%
     MORTGAGE SECURITIES                              0%              0-5%
     U.S. GOVERNMENT MONEY**                          1%              0-5%
=================================================================================================================

  *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                                   ACCESSOR 19

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

     The particular Underlying Funds in which each Fund may invest and the allocation targets and ranges in each Underlying Fund may be changed from time to time without shareholder approval. In addition, each Fund's investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information are non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a change in a Fund's investment objective or policies, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. Each Fund's investment objective, investment strategy, current target allocations in the Underlying Funds and potential ranges of allocations in the Underlying Funds are set forth in the previous tables.

     The table below gives a brief description of the principal investment programs of the Underlying Funds. Additional information about the investment practices and policies of the Underlying Funds can be found in the Statement of Additional Information. No offer is made in this Prospectus of any of the Underlying Funds.

UNDERLYING FUND INVESTMENT PROGRAM
--------------------------------------------------------------------------------

GROWTH              Seeks to achieve  capital  growth by investing  primarily in
FUND                equity  securities of large  capitalization  companies  that
                    Chicago Equity Partners LLC ("Chicago Equity Partners"), the
                    Fund's  Money  Manager,   believes  will   outperform   peer
                    companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/BARRA Growth
                    Index.

                    The Money Manager, Chicago Equity Partners LLC, selects stocks that it believes will outperform peer companies while maintaining an overall risk level similar to that of the benchmark. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers. Chicago Equity Partners will sell a stock if it determines that the company's growth potential is not met or if better opportunities are identified among its peers.
--------------------------------------------------------------------------------
     EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.


     GROWTH STOCKS are stocks that generally have high expected earnings growth and higher than average price-to-book ratios. VALUE STOCKS are stocks that generally are priced below the market average based on earnings and lower than average price-to-book ratios.



--------------------------------------------------------------------------------
VALUE               Seeks capital growth by investing primarily in stocks of
FUND                companies that Wellington Management Company, LLP
                    ("Wellington Management"), the Fund's Money Manager, believes are under-valued. Wellington Management attempts to exceed the performance of the S&P 500/BARRA Value Index over a cycle of five years.


                    The Money Manager, Wellington Management Company, LLP, uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks with the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on value stocks of companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices.



                                   ACCESSOR 20

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
SMALL TO MID        Seeks capital growth through investing primarily in equity
CAP FUND            securities of small to medium capitalization issuers and
                    seeks to maintain an average market capitalization similar to that of the Wilshire 4500 Index.

                    The Fund normally invests at least 80% of its assets in the stocks of small and medium capitalization companies that are expected to experience higher than average growth of earnings or capital appreciation. The Money Manager, SSgA Funds Management, Inc., uses solid multi-factor stock evaluation model to help them identify the stocks within each industry that it believes has the best growth potential. Their sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the Wilshire 4500 Index. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

                    Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

================================================================================
INTERNATIONAL       Seeks capital growth by investing primarily in equity
EQUITY FUND         securities of companies domiciled in countries other than
                    the United States and traded on foreign stock exchanges.


                    Under normal conditions, the Fund will invest 80% of its assets in equity securities. Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe and the Pacific Rim and intends to maintain investments in at least three different countries outside the United States. This Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, this Fund may invest in companies that are in developed countries, as well as companies that are in emerging economies. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Money Manager, JPMorgan Fleming Asset Management (London), Ltd., uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Morgan Stanley Capital International ("MSCI") EAFE(R)+EMF Index, which is currently composed of companies representing the market structure of 47 developing (approximately 90%) and emerging market (approximately 10%) countries.


================================================================================
HIGH YIELD          Seeks current income by normally investing at least 80% of
BOND FUND           its assets in lower-rated, high-yield corporate debt
                    securities commonly referred to as "junk bonds." High-yield debt securities are those rated lower than BBB by Standard &
                    Poor's Corporation ("S&P") or lower than Baa by Moody's
                    Investors Service, Inc. ("Moody's"), or

                                                          CONTINUED ON NEXT PAGE



                                  ACCESSOR 21

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
HIGH YIELD          securities judged to be of comparable quality by the Money
BOND FUND           Manager. The Fund will normally maintain an aggregate
(CON'T)             dollar-weighted average portfolio duration that does not
                    vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index. The Money
                    Manager, Financial Management Advisors, LLC ("FMA"), selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management.
                    Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive in the opinion of FMA because they offer better assurance of debt repayment.


                    The duration of the Lehman Brothers U.S. Corporate High Yield Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.



--------------------------------------------------------------------------------
INTERMEDIATE        Seeks generation of current income by normally investing at
FIXED-INCOME        least 80% of its assets in fixed- income securities. The
FUND                Fund seeks to have an average dollar-weighted portfolio
                    duration of between three and eight years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers
                    Government/Credit Index.


                    In addition, the Fund primarily invests in corporate bonds or U.S. Government or agency securities that are of investment grade quality or that are unrated but judged to of comparable quality or higher by the Money Manager. The Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's, and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager, Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Government/Credit Index. Cypress Asset Management usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.


                    The duration of the Lehman Brothers Government/Credit Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.


--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
--------------------------------------------------------------------------------

SHORT-              Seeks preservation of capital and generation of current
INTERMEDIATE        income by normally investing at least 80% of its assets in
FIXED-INCOME        fixed-income securities. The Fund seeks to have an average
FUND                dollar-weighted portfolio duration of between one and five years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman
                    Brothers Government/Credit 1-5 Year Index.

                                                          CONTINUED ON NEXT PAGE



                                   ACCESSOR 22

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------

SHORT-              In addition, the Fund primarily invests in corporate bonds
INTERMEDIATE        or U.S. Government or agency securities that are of
FIXED-INCOME        investment grade quality or that are unrated but judged to
FUND (CON'T)        be of comparable quality or higher by the Money Manager. The
                    Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager,
                    Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman
                    Brothers Government/Credit 1-5 Year Index. Cypress Asset
                    Management usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.


                    The duration of the Lehman Brothers Government/Credit 1-5 Year Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.



--------------------------------------------------------------------------------
MORTGAGE            Seeks generation of current income by normally investing at
SECURITIES          least 80% of its assets in mortgage-related securities. The
FUND                Fund seeks an aggregate dollar-weighted average portfolio
                    duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed
                    Securities Index.

                    In addition, the Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will only invest in non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or determined to be of comparable quality by the Money Manager or Accessor Capital. The Money Manager, BlackRock Financial Management, Inc., uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Mortgage-Backed Securities Index.


                    The duration of the Lehman Brothers Mortgage-Backed Securities Index as of March 31, 2003 is ____ years, although its duration will likely vary in the future.


--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
--------------------------------------------------------------------------------
U.S.                Seeks maximum current income consistent with the
GOVERNMENT          preservation of principal and liquidity by normally
MONEY FUND          investing at least 80% of its assets in short- term
                    obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Accessor Capital Management directly invests the assets of the Fund using industry standard requirements concerning the quality, maturity and diversification of its investments. The Fund seeks to maintain an average maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

                    The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund.



                                   ACCESSOR 23

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


     Each Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Funds obtain from being invested in a number of Underlying Funds reduces the risk associated with an investment in a single Underlying Fund. This risk is further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the international Underlying Fund, countries.

     * UNDERLYING FUND RISKS. The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved.

     Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Each Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

     * ALLOCATION RISK. Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

================================================================================
                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------


     Risks of the Funds depend on the risks of the Underlying Funds. To determine how much each Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING EQUITY FUNDS


     * STOCK MARKET VOLATILITY. (All Equity Funds) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these

                                  ACCESSOR 24

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.

     * COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     * SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     * SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     * FOREIGN EXPOSURE. (International Equity Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Equity Funds. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

     Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

     Each Underlying Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the underlying International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Underlying Fund's NAVs. However, if the International Equity Underlying Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Underlying Fund's securities, the International Equity Underlying Fund may adjust the previous closing prices for these securities to reflect fair value.

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING FIXED-INCOME FUNDS


     * BOND MARKET VOLATILITY/INTEREST RATE RISK. (All Fixed-Income Funds) Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Bonds with longer maturities generally are subject to greater volatility. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When short-term interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.


                                  ACCESSOR 25

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

     * BOND ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

     * CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and is a possible risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher rated obligations.

     * LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

     Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

     * PREPAYMENT RISK. (Mortgage Securities Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

     * INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may underperform the bond and equity markets over time.



                                  ACCESSOR 26

                      PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
OTHER RISKS OF INVESTING IN THE FUNDS

     * AFFILIATED PERSONS. In managing the Funds, Accessor Capital will have the authority to select and substitute Underlying Funds. Accessor Capital is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because Accessor Capital is also responsible for managing and administering the Underlying Funds. The Board of Directors and officers of Accessor Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

     * EXPENSES. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.

     * SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS. Although the Funds normally seek to remain substantially invested in the Underlying Funds, each Fund may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of Accessor Capital, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Fund may invest without limitation in short-term obligations. When a Fund's assets are invested in such securities, the Fund may not be achieving its investment objective.



                                  ACCESSOR 27

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

     MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

     Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. The Board of Directors is responsible for managing the business and affairs of the Funds. Accessor Capital develops the investment programs for the Funds and decides how to allocate the assets of each Fund among the Underlying Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds.

     The Funds pay Accessor Capital an annual management fee equal to 0.10% of each Fund's average daily net assets for asset allocation and other services.

     Accessor Capital develops the investment programs for the Underlying Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change an Underlying Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Funds within 60 days of the change. Accessor Capital also provides transfer agent, registrar, dividend disbursing agent and certain other services to Accessor Funds and receives a fee from the Underlying Funds for these services.

     Accessor Funds has received an exemptive order from the Securities and Exchange Commission that allows the Underlying Funds to pay the expenses of the Funds other than the Funds' direct management fees to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Funds. To the extent these expenses are not paid by the Underlying Funds, Accessor Capital has contractually agreed to pay these expenses for the fiscal years ended December 31, 2000 through 2003.



     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202.

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.

     BELOW IS A DESCRIPTION OF THE CURRENT MONEY MANAGER OF EACH UNDERLYING
     FUND:


--------------------------------------------------------------------------------
GROWTH FUND

     CHICAGO EQUITY PARTNERS LLC, 180 N. LaSalle Street, Suite 3800, Chicago, IL 60601


     Chicago Equity Partners has managed the Growth Fund since March 16, 2000. Founded in 1998, Chicago Equity Partners has approximately $___ billion of assets under management as of December 31, 2002.


     Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnsen is the Senior Portfolio Manager responsible for the day-to-day management of the Growth Fund. Mr. Johnsen has been with Chicago Equity Partners and its predecessors for over 24 years and as a Senior Portfolio Manager for over eight years.

--------------------------------------------------------------------------------
VALUE FUND

     WELLINGTON MANAGEMENT COMPANY, LLP, 75 State Street, Boston, MA 02109


     Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $___ billion in assets under management as of December 31, 2002.


     Doris Dwyer Chu is the portfolio manager responsible for the day-to-day management of the Value Fund. Ms. Chu has been with Wellington Management since 1998. From 1985 to 1998, she was a partner and international portfolio manager at Grantham, Mayo, Van Otterloo & Company. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.



                                  ACCESSOR 28

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     SSgA FUNDS MANAGEMENT, INC. Two International Place, Boston, MA 02109


     SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a subsidiary of State Street Corporation and is one of the companies of the State Street Global Advisors division, started in 1978. SSgA has approximately $___ billion of assets under management as of December 31, 2002.


     Ric Thomas, CFA, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund, and Douglas T. Holmes, CFA will act as back up. Mr. Thomas is a Principal of SSgA and a Portfolio Manager in the Enhanced Equity Group, a position he has held since joining SSgA in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990. Mr. Holmes is a Principal of SSgA and heads the Global Enhanced Equity Group. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen, a money management firm. Mr. Holmes has been working in the investment management industry since 1980.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     JPMORGAN FLEMING ASSET MANAGEMENT (London), Ltd., Finsbury Dials, 20 Finsbury Street, London, England EC2Y9AQ


     JPMorgan Fleming has managed the Fund since January 7, 2002. Founded in 1960, JPMorgan Fleming has approximately $___ billion of assets under management as of December 31, 2002.


     Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BS (Hons) Business Administration from University of Bath. He joined Fleming Investment Management in September 1996. In January 1998, Mr. Harrison became Head of the Global Portfolios Group and was promoted to Managing Director in April 1999. He has 14 years of experience in the investment management industry.

     Mr. Fisher has a BA (Hons) Latin from Reading University. He joined Fleming Investment Management in 1988. In 1991 he joined Jardine Fleming Investment Management Limited in Hong Kong as a Portfolio Manager of the Global Group with responsibility for European markets. In 1994 he assumed responsibility for the management of the European portion of EAFE Plus funds, being appointed Director in 1996, and then Managing Director in May 2001. He has 17 years of experience in the investment management industry.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


     FINANCIAL MANAGEMENT ADVISORS, LLC, 1900 Avenue of the Stars, Suite 900, Los Angeles, CA 90067


     FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $___ billion of assets under management as of December 31, 2002.


     FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice


                                  ACCESSOR 29

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.

--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
SHORT-INTERMEDIATE FIXED-INCOME FUND

     CYPRESS ASSET MANAGEMENT, 26607 Carmel Center Place, Suite 101, Carmel, CA 93923


     Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Funds since September 21, 1998. Founded in 1995, Cypress has approximately $___ million of assets under management as of December 31, 2002.


     Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr. Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.

--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     BLACKROCK FINANCIAL MANAGEMENT, INC., 345 Park Avenue, New York, NY 10154


     BlackRock and its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $___ billion of assets under management as of December 31, 2002.


     BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     ACCESSOR CAPITAL MANAGEMENT LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $_ billion of assets under management as of December 31, 2002.


     Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.



                                  ACCESSOR 30

                                 C CLASS SHARES
--------------------------------------------------------------------------------

The Funds offer Investor Class, Advisor Class and C Class Shares to the public through the Distributor. This Prospectus describes C Class Shares of the Funds. Investor and Advisor Class shares are offered through separate prospectuses.

C CLASS CHARACTERISTICS

     You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

     The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

     The CDSC is a sales charge that you pay when you redeem certain Fund shares. The CDSC:

     * Is calculated based on the number of shares you are selling;
     * Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;
     * Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
     * For the first year, applies to redemptions made through the date one year after the date on which your purchase was accepted.

     A CDSC will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.


     ELIMINATING THE CDSC

     If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Distributor or the Funds' transfer agent, at the time of the purchase. If the Distributor or the transfer agent is not notified at the time of purchase, the CDSC will apply. As long as the Distributor or the transfer agent is notified at the time you purchase your C Class Shares, the CDSC for such shares may generally be eliminated:

     * to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);
     * where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions;
     * if the Funds redeems your shares and closes your account for not meeting any applicable minimum balance requirement;
     * to make payments through Accessor Funds' systematic withdrawal plan; or
     * due to shareholder death or disability.

     If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

     CLASS C EXPENSES

     The Funds have adopted a plan under Rule 12b-1 that permits them to pay marketing and other fees to support the sale and distribution of C Class Shares and certain services provided to you by your financial intermediary. These annual distribution and service fees may equal up to 1.00% (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of the Funds' C Class. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For a more detailed description of the fees and expenses of C Class Shares, see "Expenses" above. Also, for more information regarding payments to financial intermediaries, see "Distribution and Service Arrangements" below.


                                  ACCESSOR 31

                                 CLASS C SHARES
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE ARRANGEMENTS

     * DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan (Rule 12b-1 Plan) that allows the C Class Shares of the Funds to pay distribution fees and service fees to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 1.00% in the aggregate annually. Generally, the 12b-1 fees are paid to finacial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the annual 12b-1 fee upon the initial purchase of C Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of the Fund shares and/or shareholder support services. Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

     * FINANCIAL INTERMEDIARIES. C Class Shares are purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisors and providers of fund supermarkets who have agreements with the Distributor and who may receive a payment from the Distributor for distribution and shareholder services. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. Such financial intermediaries may receive commissions or other concessions which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described below and in the Statement of Additional Information. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Class C Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. C Class Shares may not be available to you if you hold your shares in a street name account. Shareholders should contact their financial intermediary for information on fees and restrictions. The maximum investment in C Class Shares is $1,000,000 per transaction per Fund.



                                  ACCESSOR 32

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE                       |
                                      |  C Class Shares may not be purchased
                                      |  on days when the NYSE is closed for
                                      |  trading: New Year's Day, Martin Luther
                                      |  King, Jr. Day, Presidents' Day, Good
                                      |  Friday, Memorial Day, Independence Day,
                                      |  Labor Day, Thanksgiving Day and
                                      |  Christmas Day.
                                      |
                                      ------------------------------------------

     Normally, your financial intermediary will send your purchase requests to Accessor Funds' transfer agent. Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. the transfer agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. You can purchase Fund shares for an existing account in any of the following ways:


     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank in U.S dollars should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     Neither initial nor subsequent purchases should be made by third party check. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the operations department at the transfer agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase C Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regular basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the AIP Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAs

     Investors may purchase C Class Shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA with an aggregate balance of less than $10,000 on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.




                                  ACCESSOR 33

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
INVESTMENT MINIMUMS

     * REGULAR ACCOUNTS. Initial investments must be at least $5,000 in one Fund. Subsequent investments must be at least $1,000.

     * RETIREMENT ACCOUNTS. Initial and subsequent investments must be at least $2,000 in one Fund.

     Accessor Funds may accept small purchase amounts or reject any purchase order it believes may disrupt the management of the Funds. The maximum investment in C Class Shares is $1 million per transaction per Fund.
--------------------------------------------------------------------------------
SHARE PRICING

     Investors purchase C Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to C Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding C Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Fund. C Class Shares are also subject to a CDSC of 1.00% on redemptions made within one year of purchase (see C Class Shares above).


--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING

     Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

     The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

--------------------------------------------------------------------------------
FOR MORE INFORMATION


     For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.





                                  ACCESSOR 34

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


     As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. C Class Shares may be exchanged shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem C Class Shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the C Class Shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of C Class Shares and will not be affected by any exchange. For exchanges into C Class Shares from different classes of the Fund, the holding period for determining your CDSC begins upon the exchange into the C Class Shares. Upon exchanges from C Class shares into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Normally, your financial intermediary will send your exchange request to Accessor Fund's transfer agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Once you have established an account, exchanges may be made any of the following ways:

     * BY MAIL.  Share exchange instructions may be mailed to:
                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.






                                  ACCESSOR 35

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


     Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' transfer agent. Consult your financial intermediary for more information. Investors may request to redeem C Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the transfer agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds in any of the following ways:


     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least
     $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


                                   =============================================
                                   |
                                   |    Redemption requests for shares that were
                                   |    purchased by check will be honored at
                                   |    the next NAV calculated after receipt of
                                   |    the redemption request, reduced by the
                                   |    amount of any applicable CDSC.  However,
                                   |    redemption proceeds will not be
                                   |    transmitted until the check used for the
                                   |    investment has cleared.
                                   |
                                   ---------------------------------------------


     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares may also be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds for up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in Underlying Fund shares or other eligible securities, rather than cash. The Underlying Funds may, in turn, distribute securities rather than cash under their respective in kind redemption policies. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder


                                  ACCESSOR 36

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     or Accessor Funds. You will not be charged a CDSC for shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.
--------------------------------------------------------------------------------
SIGNATURE GUARANTEE

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. Each Fund intends to annually distribute substantially all of its net investment income, which will include dividends it receives from the Underlying Funds in which it invests, as dividends to its shareholders. The Board of Directors presently intends to declare dividends monthly for the Income Allocation Fund and quarterly, in March, June, September and December for the other Funds.

     * OTHER DISTRIBUTIONS. The Board of Directors intends to distribute to each Fund's shareholders substantially all of its net realized long- and short-term capital gains annually, generally in late December, these gains will consist almost entirely of (1) any distributions to it from the net capital gain realized by the Underlying Funds in which it invests and (2) net gains it realizes on its disposition of Underlying Fund shares (generally occasioned by its reallocating its assets under the Underlying Funds or by the need to make distributions and/or payments of redemption proceeds in excess of available cash). A Fund may need to make additional distributions at year-end to avoid federal income or excise taxes.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on C Class Shares of a Fund will be automatically reinvested in additional C Class Shares of that Fund at their NAV unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends and/or other distributions in C Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.




                                  ACCESSOR 37

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

     Each Fund's assets consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

     The Underlying Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of an Underlying Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Underlying Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus be subject to these NAV changes.

     Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

     Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

     A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to its shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends from a Fund's investment company taxable income (consisting almost entirely of income dividends from the Underlying Funds in which it invests) and distributions of its net short-term capital gain, if any, are taxable as ordinary income, while distributions of its net capital gain (consisting of the gain described above under "Dividends and Distributions--Other Distributions") are taxable as long-term capital gain (generally, at a maximum rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gain depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

     Dividends and other distributions declared by a Fund in October, November, or December of any year generally are taxable to shareholders as though received on December 31 of that year even if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund or any other Accessor Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during that year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number.

     Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN C CLASS SHARES.




                                  ACCESSOR 38

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND


     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.


=====================================================================================================================
                                                                             INCOME ALLOCATION FUND
FOR A SHARE OUTSTANDING                                                      INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                            2002             2001             2000(4)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $              $   15.00        $   15.00

 NET INVESTMENT INCOME (LOSS)                                                    0.75              -
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(1)                                                              0.06              -
TOTAL FROM INVESTMENT OPERATIONS                                                 0.81              -

 DISTRIBUTIONS FROM NET INVESTMENT INCOME                                       (0.72)             -
 DISTRIBUTIONS FROM CAPITAL GAINS                                                 -                -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                                         -                -
TOTAL DISTRIBUTIONS                                                             (0.72)             -

NET ASSET VALUE, END OF PERIOD                               $                $ 15.09         $  15.00
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                  5.49%            0.00%
 NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $                $ 1,596         $    454
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.67%            0.60%*
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    0.60%            0.60%*
  RATIO OF NET INVESTMENT INCOME (LOSS) (EXCLUDING
   EXPENSES PAID DIRECTLY BY THE ADVISOR) TO AVERAGE NET ASSETS                  3.84%           (0.60)%*
  RATIO OF NET INVESTMENT INCOME
   TO AVERAGE NET ASSETS                                                         4.92%           (0.60)%*
PORTFOLIO TURNOVER RATE                                                         38.76%            0.00%
---------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL  RETURN IS  CALCULATED  ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A
    SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD  REPORTED.  DISTRIBUTIONS  ARE ASSUMED,  FOR
    PURPOSES OF THIS  CALCULATION,  TO BE REINVESTED  AT THE NET ASSET VALUE PER SHARE ON THE  RESPECTIVE  PAYMENT
    DATES OF EACH FUND.  THE TOTAL  RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED

                                   ACCESSOR 39

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.



=====================================================================================================================
                                                                      INCOME & GROWTH ALLOCATION FUND
FOR A SHARE OUTSTANDING                                                    INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                            2002              2001             2000(3)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $                   $   15.00        $   15.00

 NET INVESTMENT INCOME (LOSS)                                                         0.54              -
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(1)                                                                  (0.70)             -
TOTAL FROM INVESTMENT OPERATIONS                                                     (0.16)             -

 DISTRIBUTIONS FROM NET INVESTMENT INCOME                                            (0.49)             -
 DISTRIBUTIONS FROM CAPITAL GAINS                                                    (0.03)             -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                                               -               -
TOTAL DISTRIBUTIONS                                                                  (0.52)             -

NET ASSET VALUE, END OF PERIOD                               $                   $   14.32        $   15.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                      (1.04)%           0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                     $                   $   3,808        $   2,306
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                        1.26%            0.60%*
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                          0.60%            0.60%*
 RATIO OF NET INVESTMENT INCOME (LOSS) (EXCLUDING
  EXPENSES PAID DIRECTLY BY THE ADVISOR) TO AVERAGE NET ASSETS                        3.01%           (0.60)%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                                               3.67%           (0.60)%*
PORTFOLIO TURNOVER RATE                                                              22.19%            0.00%
---------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL  RETURN IS  CALCULATED  ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A
    SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD  REPORTED.  DISTRIBUTIONS  ARE ASSUMED,  FOR
    PURPOSES OF THIS  CALCULATION,  TO BE REINVESTED  AT THE NET ASSET VALUE PER SHARE ON THE  RESPECTIVE  PAYMENT
    DATES OF EACH FUND.  THE TOTAL  RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED

                                   ACCESSOR 40

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.



=====================================================================================================================
                                                                           BALANCED ALLOCATION FUND
FOR A SHARE OUTSTANDING                                                      INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                            2002             2001             2000(3)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $   13.85         $   15.00        $   15.00

 NET INVESTMENT INCOME (LOSS)                                     0.16              0.39              -
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(1)                                              (0.76)            (1.16)             -
TOTAL FROM INVESTMENT OPERATIONS                                 (0.60)            (0.77)             -

 DISTRIBUTIONS FROM NET INVESTMENT INCOME                        (0.16)            (0.33)             -
 DISTRIBUTIONS FROM CAPITAL GAINS                                  -               (0.05)             -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                          -                 -                -
TOTAL DISTRIBUTIONS                                              (0.16)            (0.38)             -

NET ASSET VALUE, END OF PERIOD                               $   13.09         $   13.85        $   15.00
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                  (4.35)%           (5.07)%           0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                     $   6,537         $   6,536        $   4,984
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                    0.70%*            0.90%            0.60%*
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      0.60%*            0.60%            0.60%*
 RATIO OF NET INVESTMENT INCOME (LOSS) (EXCLUDING
  EXPENSES PAID DIRECTLY BY THE ADVISOR) TO AVERAGE NET ASSETS    2.34%*            2.48%           (0.60)%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                           2.44%*            2.78%           (0.60)%*
PORTFOLIO TURNOVER RATE                                           8.71%            15.60%            0.00%
---------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL  RETURN IS  CALCULATED  ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A
    SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD  REPORTED.  DISTRIBUTIONS  ARE ASSUMED,  FOR
    PURPOSES OF THIS  CALCULATION,  TO BE REINVESTED  AT THE NET ASSET VALUE PER SHARE ON THE  RESPECTIVE  PAYMENT
    DATES OF EACH FUND.  THE TOTAL  RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED

                                   ACCESSOR 41

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.



=====================================================================================================================
                                                                        GROWTH & INCOME ALLOCATION FUND
FOR A SHARE OUTSTANDING                                                      INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                            2002              2001             2000(3)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $             $   15.02        $   15.00

 NET INVESTMENT INCOME (LOSS)                                                   0.33              -
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(1)                                                            (1.42)            0.02
TOTAL FROM INVESTMENT OPERATIONS                                               (1.09)            0.02

 DISTRIBUTIONS FROM NET INVESTMENT INCOME                                      (0.25)             -
 DISTRIBUTIONS FROM CAPITAL GAINS                                              (0.03)             -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                                        -                -
TOTAL DISTRIBUTIONS                                                            (0.28)             -

NET ASSET VALUE, END OF PERIOD                               $             $   13.65        $   15.02
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                               (7.27)%            0.13%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                     $             $   2,026        $      87
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  0.94%            0.60%*
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    0.60%            0.60%*
 RATIO OF NET INVESTMENT INCOME (LOSS) (EXCLUDING
  EXPENSES PAID DIRECTLY BY THE ADVISOR) TO AVERAGE NET ASSETS                  2.07%           (0.60)%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                                         2.41%           (0.60)%*
PORTFOLIO TURNOVER RATE                                                         6.44%            0.00%
---------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL  RETURN IS  CALCULATED  ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A
    SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD  REPORTED.  DISTRIBUTIONS  ARE ASSUMED,  FOR
    PURPOSES OF THIS  CALCULATION,  TO BE REINVESTED  AT THE NET ASSET VALUE PER SHARE ON THE  RESPECTIVE  PAYMENT
    DATES OF EACH FUND.  THE TOTAL  RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED

                                   ACCESSOR 42

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.



=====================================================================================================================
                                                                            GROWTH ALLOCATION FUND
FOR A SHARE OUTSTANDING                                                      INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                            2002             2001             2000(3)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $                    $   15.00        $   15.00

 NET INVESTMENT INCOME (LOSS)                                                          0.16              -
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(1)                                                                   (1.98)             -
TOTAL FROM INVESTMENT OPERATIONS                                                      (1.82)             -

 DISTRIBUTIONS FROM NET INVESTMENT INCOME                                             (0.14)             -
 DISTRIBUTIONS FROM CAPITAL GAINS                                                     (0.04)             -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                                               -                -
TOTAL DISTRIBUTIONS                                                                   (0.18)             -

NET ASSET VALUE, END OF PERIOD                               $                    $   13.00        $   15.00
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                      (12.13)%           0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                     $                    $   8,441        $   7,463
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                         0.82%            0.60%*
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                           0.60%            0.60%*
 RATIO OF NET INVESTMENT INCOME (LOSS) (EXCLUDING
  EXPENSES PAID DIRECTLY BY THE ADVISOR) TO AVERAGE NET ASSETS                         1.02%           (0.60)%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                                                1.24%           (0.60)%*
PORTFOLIO TURNOVER RATE                                                               14.93%            0.00%
---------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL  RETURN IS  CALCULATED  ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A
    SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD  REPORTED.  DISTRIBUTIONS  ARE ASSUMED,  FOR
    PURPOSES OF THIS  CALCULATION,  TO BE REINVESTED  AT THE NET ASSET VALUE PER SHARE ON THE  RESPECTIVE  PAYMENT
    DATES OF EACH FUND.  THE TOTAL  RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED

                                   ACCESSOR 43

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND

     C Class Shares are newly offered and have no investment performance. The following financial highlights reflect the Investor Class shares of the Fund. The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended June 30, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Investor Class shares are not offered in this prospectus, but would have substantially similar performance because the shares are invested in the same portfolio of securities. However, the performance does not reflect certain additional expenses of C Class Shares, which, if reflected, would result in lower performance for the periods shown.



=====================================================================================================================
                                                                       AGGRESSIVE GROWTH ALLOCATION FUND
FOR A SHARE OUTSTANDING                                                      INVESTOR CLASS SHARES
THROUGHOUT THE PERIOD                                            2002              2001             2000(3)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $                $   14.99        $   15.00

 NET INVESTMENT INCOME (LOSS)                                                     (0.04)             -
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS(1)                                                               (2.37)           (0.01)
TOTAL FROM INVESTMENT OPERATIONS                                                  (2.41)           (0.01)

 DISTRIBUTIONS FROM NET INVESTMENT INCOME                                           -                -
 DISTRIBUTIONS FROM CAPITAL GAINS                                                 (0.04)             -
 DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                                         (0.03)             -
TOTAL DISTRIBUTIONS                                                               (0.07)             -

NET ASSET VALUE, END OF PERIOD                               $                $   12.51        $   14.99
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                                  (16.09)%          (0.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                     $                $   8,746        $   7,159
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                     0.89%            0.60%*
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                       0.60%            0.60%*
 RATIO OF NET INVESTMENT INCOME (LOSS) (EXCLUDING
  EXPENSES PAID DIRECTLY BY THE ADVISOR) TO AVERAGE NET ASSETS                    (0.58)%          (0.60)%*
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                                                           (0.29)%          (0.60)%*
PORTFOLIO TURNOVER RATE                                                           30.99%            0.00%
---------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL  RETURN IS  CALCULATED  ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A
    SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD  REPORTED.  DISTRIBUTIONS  ARE ASSUMED,  FOR
    PURPOSES OF THIS  CALCULATION,  TO BE REINVESTED  AT THE NET ASSET VALUE PER SHARE ON THE  RESPECTIVE  PAYMENT
    DATES OF EACH FUND.  THE TOTAL  RETURN FOR PERIODS LESS THAN A FULL FISCAL YEAR HAS NOT BEEN ANNUALIZED.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED


                                  ACCESSOR 44

                      THIS PAGE LEFT INTENTIONALLY BLANK.

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     * Fund performance data and financial statements

     * Fund holdings.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                             ACCESSOR(R) FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com



                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED ___________, 2003


ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company, known as a mutual fund. Accessor Funds currently consists of nine diversified investment portfolios (collectively, the "Underlying Funds"), and six diversified funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. The nine Underlying Funds are the Growth, Value, Small to Mid Cap Funds (the "Domestic Equity Funds") and International Equity Fund (collectively with the Domestic Equity Funds, the "Equity Funds") and the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds (the "Bond Funds") and U.S. Government Money Fund (collectively with the Bond Funds, the "Fixed-Income Funds"). The six Allocation Funds are the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund. The fifteen investment portfolios that are the subject of this Statement of Additional Information are each referred to as a "Fund" and collectively the "Funds".


Each Fund offers three classes of shares, Advisor Class Shares, Investor Class Shares and C Class Shares, which are offered through separate prospectuses for a total of six prospectuses: the Advisor Class Shares Prospectus, Investor Class Shares Prospectus, Allocation Funds Advisor Class Shares Prospectus, each dated April 30, 2002 and Allocation Funds Investor Class Shares Prospectus, dated April 30, 2002 and revised May 16, 2002, and the C Class Prospectus and the Allocation Funds C Class Prospectus, each dated December 30, 2002 (collectively, the "Prospectuses"). Also, Advisor Class Shares, Investor Class Shares and Institutional Class Shares of the U.S. Government Money Fund are offered through solo Prospectuses. A copy of the applicable Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.


Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2001 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2002, is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report or Semi-Annual Report, call 1-800-759-3504 or visit our website at www.accessor.com.

Accessor Funds currently includes the following Funds:

GROWTH FUND -- seeks capital growth.

VALUE FUND -- seeks capital growth.

SMALL TO MID CAP FUND -- seeks capital growth.

INTERNATIONAL EQUITY FUND -- seeks capital growth.

HIGH YIELD BOND FUND -- seeks high current income.

INTERMEDIATE FIXED-INCOME FUND -- seeks generation of current income.

SHORT-INTERMEDIATE FIXED-INCOME FUND -- seeks preservation of capital and generation of current income.

MORTGAGE SECURITIES FUND -- seeks generation of current income.

U.S. GOVERNMENT MONEY FUND -- seeks maximum current income consistent with the preservation of principal and liquidity.

ACCESSOR INCOME ALLOCATION FUND -- seeks high current income and some stability of principal.

ACCESSOR INCOME & GROWTH ALLOCATION FUND -- seeks high current income and some potential capital appreciation.

ACCESSOR BALANCED ALLOCATION FUND -- seeks moderate current income and some potential capital appreciation.

ACCESSOR GROWTH & INCOME ALLOCATION FUND -- seeks moderate potential capital appreciation and some current income.

ACCESSOR GROWTH ALLOCATION FUND -- seeks high potential capital appreciation and some current income.

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND -- seeks high potential capital appreciation.

                                Table of Contents

GENERAL INFORMATION AND HISTORY................................................4


INVESTMENT RESTRICTIONS, POLICIES AND RISKS....................................4


MANAGEMENT OF THE FUNDS.......................................................28


CODE OF ETHICS................................................................31


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................32


INVESTMENT ADVISORY AND OTHER SERVICES........................................39


VALUATION.....................................................................57


FUND TRANSACTION POLICIES.....................................................58


PERFORMANCE INFORMATION.......................................................62


TAX INFORMATION...............................................................69


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................74


FINANCIAL STATEMENTS..........................................................77

                         GENERAL INFORMATION AND HISTORY

     Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into fifteen Funds. Each Fund offers three classes of shares, Advisor Class Shares, Investor Class Shares and Class C Shares. In addition, the U.S. Government Money Fund also has created Institutional Class Shares. The Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of a Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in a Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for each Fund share you own at shareholder meetings.

         Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of Accessor Funds, pursuant to Management Agreements with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.

                   INVESTMENT RESTRICTIONS, POLICIES AND RISKS

         Each Underlying Fund's investment objective is "fundamental". Each Fund has certain investment restrictions that are also "fundamental". A fundamental objective or restriction may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Fund means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Each Allocation Fund's investment objective and each Fund's investment restrictions and policies designed as "non-fundamental" may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Funds' investment restrictions and other policies.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions of the Underlying Funds
         -----------------------------------------------------------

         Each Underlying Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated, each Underlying Fund may not:

         1. With respect to 75% of it's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities")) if as a result,
(i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; however, with respect to 100% of its total assets, the U.S. Government Money Fund may not purchase any security (other than U.S. Government Securities) if as a result: (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         2. Purchase any securities of an issuer (other than U.S. Government Securities) in a particular industry if, as a result, 25% or more of its total assets would be invested in one or more issuers having their principal business activities in the same industry.

         3. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the 1940 Act and exemptive orders granted under such Act.*

         4. Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.*

         5. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Funds reserve the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities; provided, however that the U.S. Government Money Fund may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

         6. Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

         7. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

         * For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

  Non-Fundamental Investment Policies and Restrictions of the Underlying Funds
  ----------------------------------------------------------------------------

         The following are each Underlying Fund's non-fundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval. However, the non-fundamental investment policies in paragraphs 1 through 7 below may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. For purposes of a Fund's policy of investing at least 80% of its net assets in a particular type of investment, "net assets" will include any borrowings made for investment purposes.

         1. Under normal circumstances, the Small to Mid Cap Fund will invest at least 80% of its net assets in stocks issued by small and medium capitalization issuers. For purposes of this policy, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

         2. Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

         3. Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in lower-rated, high-yield corporate debt securities, commonly referred to as "junk bonds." For purposes of this policy, high-yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager.

         4. Under normal circumstances, the Intermediate Fixed-Income Fund will invest at least 80% of its net assets in fixed-income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of between three and ten years.

         5. Under normal circumstances, the Short-Intermediate Fixed-Income Fund will invest at least 80% of its net assets in fixed-income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of not less than two years and not more than five years.

         6. Under normal circumstances, the Mortgage Securities Fund will invest at least 80% of its net assets in mortgage-related securities.

         7. Under normal circumstances, the U.S. Government Money Fund will invest at least 80% of its net assets in short-term U.S. Government Securities, subject to non-fundamental restriction number 24.

         8. Each Underlying Fund (other than the U.S. Government Money Fund) may invest up to 15% of its net assets in illiquid securities and the U.S. Government Money Fund may invest up to 10% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

         9. Each Underlying Fund may not effect short sales, although each Underlying Fund (except for U.S. Government Money Fund) may effect short sales against-the-box; provided, however, that not more than 25% of such Underlying Fund's net assets (determined at the time of the short sale) may be subject to short sales against-the-box.

         10. Each Underlying Fund may not purchase securities on margin (except that an Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments of up to 5% of its total assets after taking into account unrealized profits and losses in connection with transactions in futures contracts and related options).

         11. Each Underlying Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions or as part of a merger, consolidation or other acquisition, or as set forth under "Investment Policies -- Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")." Under the 1940 Act, a Fund may not (i) invest more than 10% of its total assets (taken at current value) in such securities;
(ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or (iii) own more than 3% of the outstanding voting stock of any one investment company.

         12. Each Underlying Fund may not invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

         13. Each Underlying Fund may not make investments for the purpose of exercising control of management.

         14. Each Underlying Fund may not acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

         15. Each Underlying Fund may not purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S. Government Money Fund may not purchase warrants. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

         16. Each Underlying Fund's entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets.

         17. Each Underlying Fund may invest up to 5% of its net assets in publicly traded real estate investment trusts ("REITs"); provided, however, that U.S. Government Money Fund may not invest in REITs.

         18. The International Equity Fund will not enter into forward contracts on a regular basis or continuous basis if it would have more than 25% of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

         19. The Bond Funds and the International Equity Fund may invest up to 5% of their net assets in inverse floaters.

         20. No Underlying Fund will invest more than 5% of its net assets in privately-issued STRIPS.

         21. The Underlying Funds may invest up to 5% of their net assets in Municipal Securities (fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States).

         22. Consistent with applicable regulatory requirements, each Underlying Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

         23. The U.S. Government Money Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by non-fundamental restriction number 11.

         24. The U. S. Government Money Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). Accordingly, the U. S. Government Money Fund will limit its Fund investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

         25. Each Underlying Fund (other than the U.S. Government Money Fund) is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of a Fund's net assets will be comprised of cash or cash equivalents, as discussed below. Each Underlying Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable. The Underlying Funds (other than the U.S. Government Money Fund) also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

          (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

        (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

         "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (E.G., A-1/P-1) or one of the two highest long-term rating categories (E.G., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

         In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Funds' credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

         26. The Underlying Funds will not invest in fixed-income securities, including convertible securities, rated by S&P or Moody's, or in unrated securities deemed by Accessor Capital or a Money Manager to be of a lesser credit quality than those designations at the time of purchase, as follows:

---------------------------------------------------- ---------------------------
Fund                                                 Rating
---------------------------------------------------- ---------------------------
Growth, Value, Small to Mid Cap, International       less than A
Equity, Mortgage Securities, and U.S. Government
Money Funds
---------------------------------------------------- ---------------------------
Intermediate Fixed-Income and                        less than A, except no more
Short-Intermediate Fixed-Income Funds                than 20% of its assets in
                                                     securities rated BBB (S&P)
                                                     or Baa (Moody's), and

                                                     no more than 6% of its
                                                     assets in securities rated
                                                     BB (S&P) or Ba (Moody's)
---------------------------------------------------- ---------------------------
High Yield Bond Fund                                 rated higher than BB+ and
                                                     lower than CCC- (S&P) or
                                                     higher than Ba1 or lower
                                                     than Caa3 (Moody's)
                                                     (with respect to 80% of its
                                                     net assets)
---------------------------------------------------- ---------------------------

These ratings are modified with a plus (+) or minus (-) sign by S&P and with a 1,2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

Accessor Capital monitors the credit quality of securities purchased for the Funds and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

      Fundamental Investment Restrictions of the Accessor Allocation Funds
      --------------------------------------------------------------------

         Each Allocation Fund is subject to the following "fundamental" investment restrictions. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions. The investment limitations set forth below relate only to the Allocation Funds, and may not necessarily apply to the Underlying Funds in which the Allocation Funds invest. Accordingly, each of the Allocation Funds may not:

         1. Borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940;

         2. Underwrite securities issued by others, except to the extent the Allocation Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with the investment in other investment companies;

         3. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Allocation Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Fund from investing in securities on other instruments backed by real estate or securities of companies engaged in the real estate business);

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

         6. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

         Non-Fundamental Investment Restrictions of the Allocation Funds
         ---------------------------------------------------------------

         The following are each Allocation Fund's non-fundamental investment restrictions. These restrictions may be modified or eliminated without shareholder approval.

         1. Each Allocation Fund does not currently intend to purchase securities on margin, except that each Allocation Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         2. Each Allocation Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         3. Each Allocation Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets (at current value, not only at time of purchase) would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

         4. Each Allocation Fund may invest in short-term instruments, U.S. Government Securities and money market instruments for temporary defensive purposes when Accessor Capital believes that a more conservative approach is desirable.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

The following pages contain more detailed information about the types of investments in which an Underlying Fund may invest, strategies the Underlying Funds may employ and a summary of related risks. The Allocation Funds invest primarily in the Underlying Funds and, although unlikely, may directly invest in some of the investments described below. Consequently, the Allocation Funds are also subject to the risk considerations set forth below.

         ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described below in "Risks of Investing in Asset-Backed and Mortgage-Related Securities" or in a pay-through structure similar to the collateralized mortgage structure.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fixed-Income Funds may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

         A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Bond Funds do not intend to invest in residual interests and the U.S. Government Money Fund will not invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

         CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

         DURATION. Duration is one of the fundamental tools used by used by the Money Managers of the Bond Funds in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

         A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

         EMERGING COUNTRIES. POLITICAL AND ECONOMIC FACTORS. Investing in emerging countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Funds. The value of the investments made by the Funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Funds have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries. While the Money Managers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings. The Funds will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

         Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Funds due to subsequent declines in value of securities or, if the Funds have entered into a contract to sell securities, could result in possible liability to the purchaser.

         Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

         Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

         Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

         Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

         FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may enter into foreign currency transactions. The value of the assets of the International Equity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and it may incur costs in connection with conversions between various currencies. The International Equity Fund will conduct foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies ("forward contracts"). The International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

         The International Equity Fund may enter into forward contracts when the Money Manager determines that the best interests of the Fund will be served, such as circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Equity Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. When the International Equity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Equity Fund will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains that might result from a possible change in the relationship between the U.S. dollar and such foreign currency. There is no limitation on the value of forward contracts into which the International Equity Fund may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Equity Fund of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Equity Fund's records at the trade date and maintained until the transaction is settled.

         When the Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Equity Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. The International Equity Fund's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the International Equity Fund's total assets committed to forward contracts entered into under this second type of transaction.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Equity Fund are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Equity Fund is obligated to deliver.

         This method of protecting the value of the International Equity Fund's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         FOREIGN SECURITIES. The Funds (with the exception of the Mortgage Securities, U.S. Government Money Fund and the Accessor Allocation Funds) may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

         If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

         A Fund may invest in foreign securities by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in securities held by arrangement with the bank. The Funds will normally invest in American Depository Receipts ("ADRs"), which are the receipt denominated in U.S. dollars for shares of a foreign-based corporation held by a U.S. bank and entitling the purchaser of the ADR to all dividends and capital gains in the foreign corporation. Depository receipts can either be "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying securities. Less information about the issuer of the underlying securities may be available in the case of unsponsored depository receipts.

         FORWARD COMMITMENTS. A Fund (other than the Allocation Funds) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         FUTURES CONTRACTS. Each Fund (other than the U.S. Government Money Fund and the Allocation Funds) is permitted to enter into financial futures contracts, stock index futures contracts, commodities futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. The International Equity Fund also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

           Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract, which cancels the original contract to make or take delivery.

         Upon entering into a futures contract, a Fund is required to deposit "initial margin" with its custodian (in the name of the futures broker through whom the transaction was effected). Initial margin deposits are generally equal to a percentage of the contract's value (typically 5%). Subsequent daily payments are made between the Fund and futures broker to maintain the initial margin at the specified percentage. Also, a Fund will not enter into any such contracts unless it owns either (i) an offsetting ("covered") position in securities or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations not covered as provided in (i) above. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

         A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

         A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

         A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

         A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made.

         A "commodities futures contract" is a contract to buy or sell specified units of a commodity at a specified future date at a price agreed upon when the contract is made. Commodities include meats, grains, metals and energy products.

         It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating to invest the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Fund may purchase a long position in a stock index futures contract.

         The Funds (other that the U.S. Government Money Fund) may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

         Stock index futures contracts may be used by the Equity Funds as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

         Financial futures contracts may be used by the Bond Funds as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

         The Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

         There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract and thereby affecting a Fund's hedging strategy.

         ILLIQUID SECURITIES. Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         INVERSE FLOATERS. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. If the Bond Funds or the International Equity Fund invest in inverse floaters, they will generally treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for the Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Accessor Funds on behalf of each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

         (a) Each Underlying Fund (except U.S. Government Money Fund) will use commodities futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Underlying Fund may hold long positions in commodities futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of such Underlying Fund management strategy and are incidental to the Underlying Fund's activities in the underlying cash market, and the underlying value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality short-term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

         (b) An Underlying Fund will not enter into any commodities futures contract or commodities options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Underlying Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Underlying Fund's total assets.

         LOWER-RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

         The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

         Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and a Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

         MONEY MARKET INSTRUMENTS. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

                  (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

                  (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

                  "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

         MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. Each Underlying Fund may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (I.E., the Fund).

         The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

         In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Fund to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

         In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Funds' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

         Each Underlying Fund may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

         In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, each Underlying Fund (except U.S. Government Money Fund) may also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Underlying Funds (except U.S. Government Money Fund) may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Underlying Funds (except U.S. Government Money Fund) will treat IOs and POs as illiquid securities except where the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Additionally the security will be treated as illiquid unless: (i) it is rated at least BBB/Baa or a comparable rating from another nationally recognized statistical ratings organization ("NRSRO"), (ii) at least two dealers make a market in the security, (iii) there are at least three sources from which a price for the security is readily available; and (iv) the security is U.S. government issued and backed by fixed-rate mortgages.

         OPTIONS. The Funds' (other than the U.S. Government Money Fund and the Allocation Funds) may purchase put and call options and write (sell) "covered" put and "covered" call options. The Domestic Equity Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the over-the-counter ("OTC") market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The International Equity Fund may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Equity Fund may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Equity Fund may trade options on international stocks or international stock indices in a manner similar to that described above. The Bond Funds may purchase and write options on U.S. Government securities. The Bond Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

         A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

         The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

         The Funds may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

         Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Funds. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Funds must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

         The Funds will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Underlying Funds will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

         There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         RISKS OF TRANSACTIONS IN OPTIONS. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Funds intend to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Funds will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         PRIVATELY-ISSUED STRIP SECURITIES. The Funds (other than the Allocation Funds) may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities.

         REAL ESTATE-RELATED SECURITIES. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset-income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.

         REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Funds' custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks - Illiquid Securities."

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund (except for the Accessor Allocation Funds) may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Bond Funds may also enter into dollar rolls in which the Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         At the time a Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

         Reverse repurchase agreements and dollar rolls are considered borrowings by the Funds for purposes of the percentage limitations applicable to borrowings.

         RIGHTS AND WARRANTS. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Funds' abilities to invest in warrants and rights.

         RISKS OF INVESTING IN ASSET-BACKED AND MORTGAGE-RELATED SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Bond Funds are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         RULE 144A SECURITIES. Each Fund (other than the Allocation Funds) may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

         Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such Funds' securities and, consequently, the Funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

         SECURITIES LENDING. Consistent with applicable regulatory requirements, each Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A short sale is a transaction in which a fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). Each Underlying Fund (other than the U.S. Government Money Fund) may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

         SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

         TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Funds may adopt a temporary defensive strategy.

         During these times, the average dollar weighted portfolio duration of the Intermediate Fixed-Income Fund may fall below three years, or rise to as high as fifteen years and the average dollar weighted portfolio duration of the Short-Intermediate Fixed-Income Fund may fall below one year, or rise to as high as fifteen years. In such event, these Funds will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Funds' average dollar weighted portfolio duration is increased, the Funds are subject to greater risk, since at higher durations a Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when these Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations a Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Funds to their designated average dollar weighted portfolio duration.

         U.S. GOVERNMENT SECURITIES. The types of U.S. Government obligations in which the Funds may at times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, I.E., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and FNMA). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b),
(2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase U.S. Government obligations on a forward commitment basis.

         VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

         The U.S. Government Money Fund may purchase variable rate U.S. Government Securities which have a rate of interest subject to adjustment at regular intervals but [no] less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         The Funds (except for the Accessor Allocation Funds) may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of a Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

         ZERO-COUPON SECURITIES. Each Underlying Fund may invest in zero-coupon securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                             MANAGEMENT OF THE FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.


                                                                                                 NUMBER OF
                                               TERM OF                                         PORTFOLIOS IS
                            POSITION WITH     OFFICE AND                                        FUND COMPLEX
         NAME, ADDRESS       ACCESSOR         LENGTH OF             PRINCIPAL OCCUPATIONS        OVERSEEN BY     OTHER DIRECTORSHIPS
            AND AGE             FUNDS          SERVICE              DURING PAST FIVE YEARS       DIRECTOR                 HELD

INTERESTED DIRECTORS

J. Anthony Whatley, III(1,2)   Director,     All Positions  Director and President, Accessor
Age 59                        President &        Held       Capital Corporation, since
1420 Fifth Avenue              Principal         Since      August 2000; Executive Director,           15                None
Seattle, WA 98101              Executive         1991       Accessor Capital Management LP
                                Officer                     since April 1991; President, Accessor
                                                            Capital Management Associates, Inc.
                                                            since April 1991; Director and
                                                            President, Northwest Advisors, Inc.
                                                            since 1990.

NONINTERESTED DIRECTORS
George G. Cobean, III
Age 64                         Director     Director Since  Director, Vice President,
1420 Fifth Avenue                                1991       Martinson, Cobean & Associates,            15     Director, Action Auto
Seattle, WA 98101                                           P.S. (certified public                            Glass of Tacoma, Inc.;
                                                            accountants) since 1973.                          Director, Tigre Tierra
                                                                                                              Manufacturing Co.

Geoffrey C. Cross              Director     Director Since  President, Geoffrey C. Cross P.S., Inc.,
Age 62                                           1993       (general practice of law) since 1970.
1420 Fifth Avenue                                                                                      15                None
Seattle, WA 98101


(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.


          NAME, ADDRESS                 POSITION WITH      TERM OF OFFICE AND LENGTH OF          PRINCIPAL OCCUPATIONS
             AND AGE                    ACCESSOR FUNDS               SERVICE                     DURING PAST FIVE YEARS

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS
Ravindra A. Deo                      Senior Vice President,      Officer Since 1992   Director and Secretary, Accessor Capital
Age 39                                    Treasurer &                                 Corporation, since August 2000; Director and
1420 Fifth Avenue                     Principal Financial/                            Vice President, Northwest Advisors, Inc.
Seattle, WA 98101                      Accounting Officer                             since July 1993; Vice President and Chief
                                                                                      Investment Officer, Accessor Capital
                                                                                      Management LP since January 1992.

Linda V. Whatley(2)                 Senior Vice President &      Officer Since 1991   Treasurer of Northwest Advisors, Inc. since
Age 44                                Assistant Secretary                             July 1993; Vice President, Accessor Capital
1420 Fifth Avenue                                                                     Management LP since April 1991; Secretary
Seattle, WA 98101                                                                     since April 1991 and Director and Treasurer
                                                                                      since June 1992 of Bennington Capital
                                                                                      Management Associates, Inc.

Robert J. Harper                     Senior Vice President       Officer Since 1995   Director and Treasurer, Accessor Capital
Age 58                                                                                Corporation, since August 2000; Director and
1420 Fifth Avenue                                                                     Vice President, Northwest Advisers, Inc.
Seattle, WA 98101                                                                     since November 1995; Director of Sales and
                                                                                      Client Service, Accessor Capital Management
                                                                                      LP since October 1993.

Christine J. Stansbery              Senior Vice President &      Officer Since 1995   Vice President, Accessor Capital
Age 50                                     Secretary                                  Corporation, since April 2001; Secretary,
1420 Fifth Avenue                                                                     Northwest Advisors, Inc. since May, 1999;
Seattle, WA 98101                                                                     Assistant Vice President - Compliance since
                                                                                      January 1997, Regulatory Manager from March
                                                                                      through December 1996, Accessor Capital
                                                                                      Management LP.

Darin K. Dubendorf                       Vice President          Officer Since 2002   Regional Director, Accessor Capital
Age 35                                                                                Management LP since July 1996
1420 Fifth Avenue
Seattle, WA 98101

Michael Daley                            Vice President          Officer Since 2002   Regional Director, Accessor Capital
Age 26                                                                                Management LP since October 1998;
1420 Fifth Avenue                                                                     Temporary Employee, Temporarily Yours
Seattle, WA 98101                                                                     and Nashoba Placements from January 1998
                                                                                      through September 1998; Representative,
                                                                                      Pezro Brokers June 1997 through
                                                                                      September 1997; Full-Times Student, U of
                                                                                      Massachusets September 1993 through June
                                                                                      1997.



(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.


          NAME, ADDRESS                 POSITION WITH      TERM OF OFFICE AND LENGTH OF          PRINCIPAL OCCUPATIONS
             AND AGE                    ACCESSOR FUNDS               SERVICE                     DURING PAST FIVE YEARS


Marc Odo                                Vice President          Officer Since 2002    Investment Analyst, Accessor Capital
Age 29                                                                                Management LP since December 1999;
1420 Fifth Avenue                                                                     Investment Analyst, Pacific Portfolio
Seattle, WA 98101                                                                     Consulting from September 1996 through
                                                                                      November 1999.

Jerry Johnson                           Vice President &        Officer Since 2002    Investment Analyst, Accessor Capital
Age 28                                 Assistant Treasurer                            Management LP since September 1998;
1420 Fifth Avenue                                                                     Financial Advisor, Morgan Stanley/Dean
Seattle, WA 98101                                                                     Witter from January 1996 through July
                                                                                      1998.




ROLE OF THE BOARD OF DIRECTORS
------------------------------

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.

         AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets once during each fiscal year of the Funds. In addition, representatives from the Funds' independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.

SHARE OWNERSHIP
---------------

The following table shows the dollar range of equity securities beneficially owned by each Director in each of the Funds and in all Accessor Funds overseen by the Director as of December 31, 2001.

      NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OWNED
                                               OWNED                     IN ALL REGISTERED ACCESSOR FUNDS OVERSEEN BY
                                                                                           DIRECTOR

INTERESTED DIRECTORS

J. Anthony Whatley III                Aggressive Growth Fund
                                         $50,001-$100,000                               Over $100,000
                                  Income & Growth Allocation Fund
                                           Over $100,000
                                      Income Allocation Fund
                                           Over $100,000

NONINTERESTED DIRECTORS

George G. Cobean III                        Growth Fund
                                          $10,001-$50,000                              $50,001-$100,000
                                    U.S. Government Money Fund
                                          $10,001-$50,000
Geoffrey C. Cross                           Growth Fund
                                         $50,001-$100,000                               Over $100,000
                                       Small to Mid Cap Fund
                                         $50,001-$100,000


DIRECTOR CONFLICTS OF INTEREST
------------------------------


         DIRECTOR POSITIONS. As of December 31, 2001, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

         DIRECTOR INTERESTS. During the two years ended December 31, 2001, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

         DIRECTOR TRANSACTIONS. During the past two years ended December 31, 2001, no Noninterested Director (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; or (v) an officer of any of the above.

         DIRECTOR RELATIONSHIPS. During the past two years ended December 31, 2001, no Noninterested Director (or their immediate family members) had any direct or indirect relationship with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, the Distributor, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital, the Distributor, or a Money Manager;
(iv) a person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager; or (v) an officer of any of the above.

         OFFICER INTERRELATED BOARD SERVICE. During the past two years ended December 31, 2001, no officer of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager served on the board of directors of a company where a Noninterested Director of Accessor Funds (or any of their immediate family members) served as an officer.


COMPENSATION TABLE
------------------

The Board met five times during the fiscal year ended December 31, 2001. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:

                                                             PENSION OR
                                        AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    TOTAL COMPENSATION
                                      COMPENSATION       ACCRUED AS PART OF     BENEFITS UPON    FROM ACCESSOR FUNDS
              NAME                 FROM ACCESSOR FUNDS   THE FUNDS EXPENSES      RETIREMENT       PAID TO DIRECTORS
              ----                 -------------------   ------------------      ----------       -----------------
INTERESTED DIRECTORS
J. Anthony Whatley III                    None                  None                None                 None
NONINTERESTED DIRECTORS
George G. Cobean III                     $15,000                None                None               $15,000
Geoffrey C. Cross                        $15,000                None                None               $15,000


         Noninterested Directors of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds.

                                 CODE OF ETHICS


         Accessor Funds, on behalf of the Funds, Accessor Capital and the Distributor have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act which establishes standards by which certain covered persons of

Accessor Funds, Accessor Capital and the Distributor, respectively, must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of December 16, 2002, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.


Growth Fund


Advisor Class                                   Investor Class

Value Fund

Advisor Class                                   Investor Class



                                       32


Small to Mid Cap Fund

Advisor Class                                     Investor Class

International Equity Fund

Advisor Class                                     Investor Class



                                       33


High Yield Bond Fund

Advisor Class                                     Investor Class


Intermediate Fixed-Income Fund

Advisor Class                                     Investor Class




                                       34


Short-Intermediate Fixed-Income Fund

Advisor Class                                     Investor Class



                                       35


Mortgage Securities Fund

Advisor Class                                     Investor Class



U.S. Government Money Fund

Advisor Class                                     Investor Class



Income Allocation Fund

Advisor Class                                     Investor Class



                                       36



Income & Growth Allocation Fund

Advisor Class                                     Investor Class



Balanced Allocation Fund

Advisor Class                                     Investor Class



                                       37

Growth & Income Allocation Fund

Advisor Class                                     Investor Class



Growth Allocation Fund

Advisor Class                                     Investor Class



Aggressive Growth Allocation Fund

Advisor Class                                     Investor Class




As of ____________________, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of each Fund except in the following Funds: add the following:

(1)       ----% of the Accessor Income and Growth Allocation Fund - Advisor
          Class;

(2) ----% of the Accessor Income Allocation Fund - Advisor Class; and (3) ----% of the Balanced Allocation Fund - Advisor Class.



If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of Accessor Funds and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Funds' investment policies, all of which may adversely affect the NAV of a Fund. As with any mutual fund, certain shareholders of a Fund could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Fund's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS
-----------------

         The Funds' day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:

          Manager, Administrator, Transfer Agent,              Accessor Capital Management LP
          Registrar and Dividend Disbursing Agent

          Custodian                                            Fifth Third Bank

          Fund Accounting Agent                                ALPS Mutual Funds Services

          Money Managers                                       Seven professional discretionary investment
                                                               management organizations and Accessor Capital
                                                               Management LP

          Distributor                                          ALPS Distributors, Inc.



         MANAGER, ADMINISTRATOR, TRANSFER AGENT, RESISTRAR AND DIVIDEND DISBURSING AGENT. Accessor Capital is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with the Underlying Funds and a Management Agreement with the Allocation Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Under each Management Agreement Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers, Fifth Third Bank that serves as the Custodian, ALPS Mutual
Funds Services that serves as the Fund Accounting Agent, and ALPS Distributors, Inc. that serves as Distributor. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.


         Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

     A Management Agreement containing the same provisions as the initial contract but also providing for payment to Accessor Capital by the Underlying Funds of a management fee was approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, and by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992 and the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement, including an amendment to the Management Agreement to modify the fee schedule of the Funds, was approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on February 21, 2002.

         The Management Agreement with the Allocation Funds was approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on November 16, 2000, and by the shareholders of the Allocation Funds on December 27, 2000. Following the initial two-year period the Money Manager Agreement will be reviewed annually by the Board of Directors.

         Accessor Capital has entered into an Expense Subsidy Agreement with Accessor Funds with respect to the Allocation Funds. Accessor Funds has received from the Securities and Exchange Commission an exemptive order allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds' expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses. To the extent that these expenses are not paid by the Underlying Funds, Accessor Capital has contractually agreed to pay the expenses of the Allocation Funds for the fiscal years ended December 31, 2000 through 2003.

         On February 11, 2002, certain changes were made in the direct and indirect ownership interests and structure of Accessor Capital. As a result of these changes, the general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation owned predominantly by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Ravindra A. Deo, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

         Accessor Capital's Fees. The schedule below shows fees payable to Accessor Capital as manager and administrator of Accessor Funds, pursuant to the Management Agreements between Accessor Capital and Accessor Funds. Each Fund pays Accessor Capital a fee equal on an annual basis to the following percentage of the Fund's average daily net assets. In addition to the Management Fee paid to Accessor Capital, the Allocation Funds bear their pro rata portion of the fees and expenses of the Underlying Funds, including the Management Fees described below.

            MANAGEMENT FEE SCHEDULE FOR PAYMENTS TO ACCESSOR CAPITAL

                                                      MANAGEMENT FEE (AS A
                                                      PERCENTAGE OF AVERAGE
           ACCESSOR FUND                                DAILY NET ASSETS)
           -------------                                -----------------

           Growth                                               0.45%
           Value                                                0.45%
           Small to Mid Cap                                     0.60%
           International Equity                                 0.55%
           High Yield Bond                                      0.36%
           Intermediate Fixed-Income                            0.33%
           Short-Intermediate Fixed-Income                      0.33%
           Mortgage Securities                                  0.36%
           U.S. Government Money                                0.08%
           Income Allocation                                    0.10%
           Income & Growth Allocation                           0.10%
           Balanced Allocation                                  0.10%
           Growth & Income Allocation                           0.10%
           Growth Allocation                                    0.10%
           Aggressive Growth Allocation                         0.10%




                    MANAGEMENT FEES PAID TO ACCESSOR CAPITAL

         For the period ended December 31, 2001 Accessor Capital has received the following fees under its Management Agreement with each Fund:

         ACCESSOR FUND                                     2000             2001          2002
         -------------                                     ----             ----          ----

         Growth                                           $1,676,111         $961,435
         Value                                              $797,747         $705,547
         Small to Mid Cap                                 $2,803,784       $1,346,709
         International Equity                             $1,378,782         $797,604
         High Yield Bond                                     $51,531         $116,344
         Intermediate Fixed-Income                          $235,148         $213,355
         Short-Intermediate Fixed-Income                    $218,234         $196,028
         Mortgage Securities                                $524,033         $480,578
         U.S. Government Money                             $1,123,195       $2,122,292
         Income Allocation                                        $7           $2,587
         Income & Growth Allocation                              $21           $4,450
         Balanced Allocation                                     $43          $11,554
         Growth & Income Allocation                               $3           $9,162
         Growth Allocation                                       $63          $17,848
         Aggressive Growth Allocation                            $61          $12,451


         Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to each Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Sub-transfer agent and compliance services previously provided by Accessor Capital under the Sub-Administration Agreement are provided to the Funds under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, 0.13% of the average daily net assets of the High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, and 0.05% of the average daily net assets of the U.S. Government Money Fund of Accessor Funds, and (ii) a transaction fee of $0.50 per transaction. No transfer agency fee is charged to the Allocation Funds directly. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.


                  TRANSFER AGENT FEES PAID TO ACCESSOR CAPITAL

         FUND                                             2000             2001*           2002
         ----                                             ----             ----            -----
         Growth                                          $494,852         $313,120
         Value                                           $237,234         $230,895
         Small to Mid Cap                                $617,961         $329,665
         International Equity                            $331,821         $211,190
         High Yield Bond                                  $19,400          $43,463
         Intermediate Fixed-Income                        $89,280          $81,553
         Short-Intermediate Fixed-Income                  $82,283          $74,892
         Mortgage Securities                             $195,066         $180,041
         U.S. Government Money                           $588,361       $1,110,982
         -------------------
         * The Transfer Agent Agreement was amended February 26, 2001, to increase the annual fee of the Growth Fund, Value Fund, Small to Mid
         Cap Fund and International Equity Funds from 0.13% to 0.15%, effective
         May 1, 2001.



         CUSTODIAN. The Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Underlying Funds' assets since October, 1996, and the Allocation Funds' assets since December, 2000. Through an agreement between Fifth Third and Accessor Funds, Fifth Third may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of each Fund and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Funds an annual fee and also is reimbursed by the Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third also acts as Custodian for investors of the Funds with respect to the individual retirement accounts ("IRA Accounts").

         FUND ACCOUNTING AGENT. ALPS Mutual Funds Services, 1625 Broadway, Suite 2200, Denver, Colorado 80202 ("ALPS") provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. ALPS is paid by the Funds an annual fee plus specified transactions costs per Fund for these services, and is reimbursed by the Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.


         DISTRIBUTOR. ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver Colorado 80202 ("Distributor") serves as distributor for the Funds, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of ALPS, the Fund Accounting Agent for the Funds. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Agreement through receipt of the sales charges on C Class shares described below in "Additonal Purchase and Redemption Information - Redemption of C Class Shares" and is paid by the Funds the service and distribution fees described in the prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of C Class shares of the Funds to certain financial intermediaries from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund's shares.

The Distribution Agreement for the Funds may be terminated at any time upon [60] days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of a Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of a Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.

The Funds have adopted 12b-1 plans for its Investor Class and C Class shares which, among other things, permit them to pay the Funds' Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to financial intermediaries are known as "trail commissions." For a more detailed description of the Funds' 12b-1 plans, see "Distribution and Service Plan" below.


         INDEPENDENT AUDITORS. Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, IL 60601, serves as each Fund's independent auditor and in that capacity audits the Funds' annual financial statements.

         FUND COUNSEL. Kirkpatrick & Lockhart LLP, 75 State Street, Boston, Massachusetts 02109.

         MONEY MANAGERS. Currently, Accessor Capital invests all of the assets of the U.S. Government Money Fund and the Allocation Funds. Each other Underlying Fund of Accessor Funds currently has one Money Manager investing all or part of its assets. Accessor Capital may also invest each Fund's liquidity reserves, and all or any portion of the Fund's other assets not assigned to a Money Manager.

         The Money Managers selected by Accessor Capital have no affiliation with or relationship to Accessor Funds or Accessor Capital other than as discretionary managers for each Fund's assets. In addition, some

Money Managers and their affiliates may effect brokerage transactions for the Funds. See "Fund Transaction Policies--Brokerage Allocations."

         Revised Money Manager Agreements for the Growth, Value, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds containing the same terms and conditions as the former agreements for those portfolios, except for a change in the method of calculating the fees paid to the Money Managers, were approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993 and by the shareholders of those portfolios on September 1, 1993.

         The Revised Money Manager Agreement for the International Equity Fund was approved by the Board of Directors, including all Directors who are not "interested persons" and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993. The Money Manager Agreement for the International Equity Fund was approved by the sole shareholder as of September 30, 1994 and following the initial two year period was reviewed annually by the Board of Directors. An Amended Agreement was approved by the Board of Directors on August 19, 1999, effective September 1, 1999. A new Money Manager Agreement for the International Equity Fund, in connection with the change of control of Nicholas-Applegate Capital Management, was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on January 19, 2001 at a special meeting of the Board of the Board of Directors called for that purpose. The Money Management Agreement was effective January 31, 2001 for a period of one year. A new Money Manager Agreement for the International Equity Fund, in connection with the change of Money Manager to JPMorgan Fleming, was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on December 7, 2001. The Money Management Agreement is effective January 10, 2002 for a period of two years. Following the initial two-year period the Money Manager Agreement will be reviewed annually by the Board of Directors.

         A new Money Manager Agreement for the Mortgage Securities Fund providing for the change of ownership of BlackRock was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on November 10, 1994, and by the shareholders of the Mortgage Securities Fund at a Special Meeting of Shareholders held on January 27, 1995, and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on February 21, 2002, and renewed for the forthcoming year.

         A new Money Manager Agreement for the Small to Mid Cap Fund, in connection with a change in Money Manager to Symphony Asset Management, Inc., was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Small to Mid Cap Fund at a Special Meeting of Shareholders held on August 15, 1995, and following the initial two year period was reviewed annually by the Board of Directors. A new Money Manager Agreement for the Small to Mid Cap Fund in connection with the modification of the fee structure for the Money Manager was approved by the shareholders of the Small to Mid Cap Fund at a Special Meeting of Shareholders held on April 30, 1998. The new Money Manager Agreement was among Accessor Funds, Accessor Capital and Symphony Asset Management LLC and was effective as of July 1, 1998, for a period of one year. Following the initial one-year period, the Money Manager Agreement was reviewed annually by the Board of Directors. A new Money Manager Agreement for the Small to Mid Cap Fund, in connection with the change of Money Manager to SSgA Funds Management, Inc., was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on May 14, 2001. The Money Management Agreement became effective June 1, 2001 for a period of two years. Following the initial two-year period the Money Manager Agreement will be reviewed annually by the Board of Directors.

         A new Money Manager Agreement for the Value Fund, in connection with the change of ownership of Martingale Asset Management L.P., was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Value Fund at a Special Meeting of Shareholders held on August 15, 1995, and following the initial two year period was reviewed annually by the Board of Directors. A new Money Manager Agreement for the Fund, in connection with a change in Money Manager to Wellington Management Company, LLP, was approved by the Board of Directors at a meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on November 16, 2000. The new Money Manager Agreement was effective January 10, 2001 for a period of two-years. Following the initial two-year period, the Money Manager Agreement will be reviewed annually by the Board of Directors.

         A Money Manager Agreement effective July 21, 1997, for the Growth Fund in connection with a change in Money Manager to Geewax, Terker & Company was approved by the Board of Directors at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on June 7, 1997. The Money Manager Agreement following the initial two-year period was reviewed annually by the Board of Directors. A Money Manager Agreement for the Growth Fund was approved by the Board of Directors on September 8, 1999, at a special meeting called for that purpose. On February 4, 2000, the Board of Directors approved a new Money Manager Agreement, effective March 15, 2000, for the Growth Fund in connection with a change in Money Manager to Chicago Equity Partners Corp. at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement. As the result of a change of control of the ownership of Chicago Equity Partners Corp., Chicago Equity Partners Corp. became Chicago Equity Partners LLC. The Board of Directors approved an identical Money Manager Agreement with Chicago Equity Partners LLC effective May 1, 2000. The Money Manager Agreement following the initial two-year period is reviewed annually by the Board of Directors.

         The Money Manager Agreements for the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund were terminated by the Board of Directors on February 19, 1998, effective May 1, 1998. Accessor Capital invested all of the assets of the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds from May 1, 1998, through September 20, 1998. New Money Manager Agreements effective September 21, 1998, for the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds in connection with a change in Money Managers to Cypress Asset Management were approved by the Board of Directors at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreements on September 9, 1998. The Money Manager Agreement following the initial two-year period is reviewed annually by the Board of Directors. The Board of Directors reviewed and approved the Money Manager Agreement and approved an amendment to the Agreement to modify the Money Manager Fee paid to Cypress on February 21, 2002.

         A Money Manager Agreement among Accessor Capital, Accessor Funds on behalf of the High Yield Bond Fund and Financial Management Advisors, effective May 1, 2000, was approved by the Board of Directors at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on February 4, 2000. The Money Manager Agreement following the initial two-year period will be reviewed annually by the Board of Directors.

         Listed below are the current Money Managers selected by Accessor Capital to invest each Fund's assets:


CHICAGO EQUITY PARTNERS LLC, ("Chicago Equity Partners") a Delaware LLC operating as a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Investment Advisors Act") is the Money Manager of the Growth Fund. Chicago Equity LLC is owned by James D. Miller (20%),

Patrick C. Lynch (20%), Robert H. Kramer (20%), David C. Coughenour (20%), and David R. Johnsen (20%), all officers and employees of Chicago Equity LLC. Chicago Equity Partners expects to maintain a well-diversified portfolio of stocks in the Growth Fund, holding market representation in all major economic sectors. The Money Manager utilizes a team approach in managing their portfolios. They use a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings growth and trade at reasonable multiple as compared to their peers. Once the highest ranked stocks are identified, the Money Manager builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2002, Chicago Equity Partners managed assets of approximately $___ billion.

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management"), a Massachusetts limited liability partnership and registered investment adviser is the Money Manager for the Value Fund. Wellington Management is one of America's oldest and largest independent investment management firms, tracing its origin to 1928. Wellington Management's exclusive focus is on the investment management of portfolios for corporate and public retirement plans, insurance entities, endowments, mutual funds, variable annuities, and investment partnerships around the world. Today, Wellington Management serves as investment adviser to more than 400 institutional clients and over 100 mutual fund portfolios covering a wide range of investment styles. Wellington Management's approach to managing the Value Fund combines both proprietary fundamental research and quantitative valuation analysis in a disciplined, structured framework. The Fund is constructed to maximize the expected outperformance relative to the S&P 500/BARRA Value Index based on the combined "rating" of Wellington Management's fundamental and quantitative analyses, while minimizing the tracking risk versus the benchmark. Over the long run, the Fund will be close to neutral relative to the benchmark in terms of investment style, industry and capitalization range. The portfolio construction process explicitly focuses on active stock selection decisions versus the benchmark so that tracking risk is managed and unintended exposures are minimized. Securities are sold when Wellington Management believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available. Doris Dwyer Chu, Vice President, is responsible for the day-to-day management of the Value Fund. As of December 31, 2002, Wellington Management managed discretionary assets of approximately $___ billion.

SSgA FUNDS MANAGEMENT, INC. ("SSgA") serves as Money Manager for the Small to Mid Cap Fund. SSgA is a recently created subsidiary of State Street Corporation and is registered as an investment adviser with the Securities and Exchange Commission. SSgA is one of the State Street Global Advisors companies. State Street Global Advisors comprises all of the investment management activities of State Street Corporation and its affiliates. SSgA utilizes the services of employees who are also employees of State Street Global Advisors. SSgA expects to maintain a well-diversified portfolio of stocks in the Small to Mid Cap Fund, holding market representation in all major economic sectors. SSgA uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, SSgA builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2002, SSgA and the State Street Global Advisors companies manage approximately $__ billion and $___ billion in assets, respectively.

Effective, January 7, 2002, J. P. MORGAN FLEMING ASSET MANAGEMENT (LONDON), LTD. ("JPMorgan Fleming") serves as the Money Manager for the International Equity Fund. JPMorgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co ("JPMorgan Chase"), a bank holding company, and is registered as an investment adviser with the Securities and Exchange Commission. JPMorgan Fleming expects to maintain a well-diversified portfolio of stocks in the International Equity Fund, holding market representation in all major economic sectors. JPMorgan Fleming uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, JPMorgan Fleming builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2002, JPMorgan Chase (and its affiliates) and JPMorgan Fleming manage approximately $_____ billion and $_____ billion, respectively.

Prior to January 7, 2002, Nicholas-Applegate Capital Management, a California limited partnership whose sole general partner is MacIntosh LLC, (which is owned and controlled by Allianz of America, Inc.) was the Money Manager for the International Equity Fund.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BlackRock") is the Money Manager of the Mortgage Securities Fund. BlackRock is an indirect, wholly-owned subsidary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, in one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. BlackRock's investment strategy and decision-making process emphasize: (i) duration targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios, (iv) intense credit analysis and (v) judgment of experienced portfolio managers. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 2002, of approximately $___ billion.

CYRESS ASSET MANAGEMENT ("Cypress"), a California corporation and registered investment advisor under the Investment Advisors Act and with the State of California, is the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is owned by Mr. Xavier Urpi, President and Chief Executive Officer. The Money Manager's strategy for both the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund is to use sector rotation and to overweight the most attractive and highest yielding sectors of the Lehman Brothers Government/Credit Index and the Lehman Brothers Government/Credit 1-5 Years Index, respectively. Cypress' strength and focus is on analyzing each individual security to target undervalued opportunities. Specifically, Cypress looks to add incremental return over an index while controlling duration, convexity and yield curve risk. As of December 31, 2002, Cypress managed assets of approximately $___ million.

FINANCIAL MANAGEMENT ADVISERS, LLC. ("FMA"), a California corporation founded in 1985, is the Money Manager for High Yield Bond Fund. FMA is a registered investment adviser under the Investment Advisors Act and has filed the appropriate Notice with the State of California. FMA is owned 88% by Kenneth and Sandra Malamed and 12% owned by employees of FMA. FMA's high yield fixed income investment strategy seeks as its primary objective high current yield by investing primarily in lower-ranked, high-yield corporate debt securities, commonly referred to as "junk bonds". Because FMA views high-yield bonds as "stocks with a coupon", FMA's high yield investment analysis combines input from both the equity and fixed-income sectors. FMA looks at fundamental research prepared by its team of fixed income and equity analysts, spreadsheets on company specifics prepared by FMA and information from other available sources. FMA begins its investment process with a traditional top-down analysis, using a team approach. On a monthly basis, FMA determines what it believes to be the main drivers of the economy, and consequently, which sectors of the economy should be weighted more heavily in the Fund. FMA then compares the sector allocations of the Fund to the Lehman Brothers U.S. Corporate High Yield Index to determine whether the Fund is consistent with FMA's investment policy and what sectors should be targeted for new research. In addition, the Fund will be diversified across industries. In selecting individual issues, FMA emphasizes bottom-up fundamental analysis, including the examination of industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. FMA also considers the enterprise value compared with the total debt burden. Assets under management as of December 31, 2002 were approximately $__ billion.


                              MONEY MANAGERS' FEES

         The Money Managers have received the following fees pursuant to their respective Money Manager Agreements, for the past three fiscal years ended December 31:



FUND                                   MONEY MANAGER                  2000            2001         2002
----                                   -------------                  ----            ----         ----
Growth(1)                              Chicago Equity Partners        $589,990        $328,846
                                       Geewax, Terker                 $193,726             N/A
Value(2)                               Wellington                          N/A        $304,899
                                       Martingale                     $219,218          $4,338
Small to Mid Cap(3)                    SSgA                                N/A        $177,616
                                       Symphony                     $1,896,144        $238,101
International Equity(4)                JPMorgan Fleming                    N/A             N/A
                                       Nicholas-Applegate           $1,402,614        $700,872
High Yield Bond                        FMA                            $61,823
Intermediate Fixed-Income              Cypress                         $13,063         $11,854
Short-Intermediate Fixed-Income        Cypress                         $12,123         $10,892
Mortgage Securities                    BlackRock                      $334,800        $293,604
U.S. Government Money(5)               Accessor Capital                     $0              $0




------------------

(1) Until March 15, 2000, Geewax, Terker & Company was the Money Manager for the Growth Fund. Beginning on March 16, 2000, Chicago Equity Partners became the Money Manager for the Fund and received pro-rated fees from that date.

(2) Until January 8, 2001, Martingale was the Money Manager for the Value Fund. Beginning on January 10, 2001, Wellington became the Money Manager for the Fund and received pro-rated fees from that date.

(3) Until May 31, 2001, Symphony was the Money Manager for the Small to Mid Cap Fund. Beginning on June 1, 2001, SSgA became the Money Manager for the Fund and received pro-rated fees from that date.

(4) Until January 4, 2002, Nicholas-Applegate was the Money Manager for the International Equity Fund. Beginning on January 7, 2002, JPMorgan Fleming became the Money Manager for the Fund.

(5) Accessor Capital does not receive a Money Manager fee for managing the U.S. Government Money Fund.

         Money Manager Fees. The fees paid to the Money Manager of an Underlying Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the individual Fund, Accessor Capital and the Money Manager. The fees are based on a percentage of the assets of the Underlying Fund and the performance of the Underlying Fund compared to a benchmark index after a specific number of complete calendar quarters of management by the Money Manager. Each Fund seeks to invest so that its investment performance equals or exceeds the total return performance of a relevant index (each a "Benchmark Index" and collectively the "Benchmark Indices"), set forth below. See Appendix A of the Prospectuses for a description of the Benchmark Indices.

         For the first five complete calendar quarters managed by a Money Manager of each Underlying Fund (except the U.S. Government Money Fund), such Fund will pay its respective Money Manager on a monthly basis based on the average daily net assets of the Fund managed by such Money Manager, as set forth in their respective Money Manager Agreements. With the exception of the Value Fund whose Money Manager commenced operations on January 10, 2001, the Small to Mid Cap Fund whose Money Managers commenced operations on June 1, 2001, and International Equity Fund, whose Money Manager commenced operations on January 7, 2002, the Money Managers for the Growth, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds have completed five calendar quarters. During the first five calendar quarters of management, the Money Manager Fee has two components, the "Basic Fee" and "Fund Management Fee." For the first five calendar quarters of management, the Money Managers for the Value and Small to Mid Cap Funds will earn an annual fee of 0.20%, which includes a 0.10% Basic Fee and a 0.10% Portfolio Management Fee for the Value Fund and a

0.20% Fund Management Fee for the Small to Mid Cap Fund. The Money Manager for the International Equity Fund will earn an annual fee of 0.40% of the Fund's average daily net assets, which includes a 0.20% Basic Fee and a 0.20% Portfolio Management Fee.

         Commencing with the sixth calendar quarter of management by a Money Manager of an operating Fund, such Fund will pay its Money Manager based on a percentage of the assets of the Underlying Fund and the performance of the Underlying Fund compared to a benchmark index pursuant to the "Money Manager Fee Schedule From A Money Manager's Sixth Calendar Quarter Forward." The Money Manager's Fee commencing with the sixth quarter consists of two components, the "Basic Fee" and "Performance Fee," with the exception of the Small to Mid Cap Fund, which does not pay a Basic Fee to the Money Manager.

                   MONEY MANAGER FEE SCHEDULE FROM A MANAGER'S
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD




                                                    AVERAGE ANNUALIZED         ANNUALIZED
                                    BASIC        PERFORMANCE DIFFERENTIAL      PERFORMANCE
     FUND                           FEE          VS. THE APPLICABLE INDEX         FEE
     ----                           ---          ------------------------         ---

     Growth and                     0.10%         >2.00%                         0.22%
     Value                                        -

                                                  >1.00% and <2.00%              0.20%
                                                  -

                                                  >0.50% and <1.00%              0.15%
                                                  -

                                                  >0.00% and <0.50%              0.10%
                                                  -

                                                  >-0.50% and <0.00%             0.05%
                                                  -

                                                  <-0.50%                        0.00%





     Small to Mid Cap                N/A          >3.00%                         0.42%
                                                  -

                                                  >2.00% and <3.00%              0.35%
                                                  -

                                                  >1.00% and  <2.00%             0.30%
                                                  -

                                                  >0.50% and  <1.00%             0.25%
                                                  -

                                                  >0.00% and  <0.50%             0.20%
                                                  -

                                                  >-0.50% and  <0.00%            0.15%
                                                  -

                                                  >-1.00% and <-0.50%            0.10%
                                                  -

                                                  >-1.50% and <-1.00%            0.05%
                                                  -

                                                  <-1.50%                        0.00%

     International Equity           0.20%(1)      >4.00%                         0.40%
                                                  -

                                                  >2.00% and <4.00%              0.30%
                                                  -

                                                  >0.00% and <2.00%              0.20%
                                                  -

                                                  >-2.00% and <0.00%             0.10%
                                                  -

                                                  <-2.00%                        0.00%



                                       48


                                                                AVERAGE ANNUALIZED         ANNUALIZED
                                                BASIC        PERFORMANCE DIFFERENTIAL      PERFORMANCE
     FUND                                       FEE          VS. THE APPLICABLE INDEX         FEE
     ----                                       ---          ------------------------         ---

     Intermediate Fixed-Income      0.05%         >0.70%                         0.15%
     and Short-Intermediate                       >0.50% and <0.70%              0.05% plus 1/2 (P-0.50%)(1)
                                                             -

     Fixed-Income                                 >0.35% and <0.50%              0.05%
                                                  -          -

                                                  <0.35%                         0.00%

     High Yield Bond                0.07%         >2.00%                         0.22%

                                                  >1.50% and < 2.00%             0.20%
                                                             -

                                                  >1.00% and < 1.50%             0.16%
                                                             -

                                                  >0.50% and <1.00%              0.12%
                                                             -

                                                  >-0.50% and < 0.50%            0.08%
                                                              -

                                                  >-1.00% and <-0.50%            0.04%
                                                              -

                                                  <-1.00%                        0.00%
                                                  -


     Mortgage Securities            0.07%         >2.00%                         0.18%
                                                  -

                                                  >0.50% and <2.00%              0.16%
                                                  -

                                                  >0.25% and <0.50%              0.12%
                                                  -

                                                  >-0.25% and <0.25%             0.08%
                                                  -

                                                  >-0.50% and <-0.25%            0.04%
                                                  -

                                                  <-0.50%                        0.00%


(1) The basic fee is equal to an annual rate of 0.20% of the International Equity Fund's average daily net assets up to a maximum of $400,000 annualized.

(2) P=Performance. Example: If Cypress outperforms the benchmark index by 0.60%, the fee would be calculated as [0.05% basic fee + 0.05% Performance Fee + {0.60%-0.50%/2}]=0.15%.


The fee based on annualized performance will be adjusted each quarter and paid monthly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below, which may be changed only with the approval of the Board of Directors (shareholder approval is not required). During times Accessor Capital invests directly the assets of any Underlying Fund, it uses the same benchmark indices that a Money Manager would use. A description of each Benchmark Index is contained in Appendix A of the Prospectuses. For example, as long as the Growth or Value or the Mortgage Securities Funds' performance either exceeds the index, or trails the index by no more than 0.50%, a Performance Fee will be paid to the applicable Money Manager. As long as Small to Mid Cap Fund's performance either exceeds the index, or trails the index by no more than 1.50%, a Performance Fee will be paid to the Money Manager. As long as the International Equity Fund's performance either exceeds the index, or trails the index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Fund managed by it (the "Account"), which excludes assets held by Accessor Capital for circumstances such as redemptions or other administrative purposes.

                                BENCHMARK INDICES

     FUND                                        INDEX
     ----                                        -----
     Growth                                      S&P/BARRA Growth Index
     Value                                       S&P/BARRA Value Index
     Small to Mid Cap                            Wilshire 4500(1)
     International Equity                        Morgan Stanley Capital International EAFE(R)+ EMF Index(2)
     High Yield Bond                             Lehman Brothers U.S. Corporate High Yield Index
     Intermediate Fixed-Income                   Lehman Brothers Government/Credit Index
     Short-Intermediate Fixed-Income             Lehman Brothers Government/Credit 1-5 Year Index
     Mortgage Securities                         Lehman Brothers Mortgage-Backed Securities Index

     --------
     (1) Prior to October 1995, the BARRA Institutional Small Index was used. Starting October 1995, the Wilshire 4500 Index is used.

     (2) Through the close of business on April 30, 1996, the benchmark index used for the International Equity Fund was the Morgan Stanley Capital International EAFE(R) Index. Effective May 1, 1996, the benchmark index is the Morgan Stanley Capital International EAFE(R) + EMF Index.

         From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, a Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Accessor Capital in the same manner that the total return performance of the Fund's index is calculated, which is not the same method used for calculating the Fund's performance for advertising purposes as described under "Calculation of Fund Performance." See Appendix B to this Statement of Additional Information for a discussion of how performance fees are calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater than or less than that of the relevant index. For example, if an index has an average annual performance of 10%, an Equity Fund Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual performance fee of 0.22% (I.E., the difference in performance between the Account and the index must be equal to or greater than 2% for an equity portfolio Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Domestic Equity (except Small to Mid Cap) and Bond Funds applies whenever a Money Manager's performance exceeds the index by 2.00% (3.00% for Small to Mid Cap) or more, the Money Managers for those Funds could receive a maximum Performance Fee even if the performance of the Account is negative. Also, because the maximum Performance Fee for the International Equity Fund applies whenever a Money Manager's performance exceeds the index by 4.00% or more, the Money Manager for the International Equity Fund could receive a maximum Performance Fee even if the performance of the Account is negative. By setting a performance fee fulcrum point above the relevant index a Money Manager may have an incentive to make more aggressive investments than if the performance fee fulcrum were set at such index.

         In April 1972, the SEC issued Release No. 7113 under the 1940 Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a `rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the

Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/-10 percentage points per year range suggested by the Release.

         MONEY MANAGER FEES - INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND. On February 21, 2002, the Board of Directors of Accessor Funds approved an amendment to the Money Manager Agreement of the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds to increase the basic fee paid to the Money Manager for each Fund from 0.02% to 0.05%; however, in conjunction with this increase, Accessor Capital decreased its Management Fee for each Fund from 0.36% to 0.33%. Therefore, the increase in the Money Manager Fee will not increase the total Management Fee paid by each Fund. There is a possibility of future modifications to such fee.

         MONEY MANAGER FEES - INTERNATIONAL EQUITY FUND. On December 7, 2001, the Board of Directors of Accessor Funds approved a new Money Manager Agreement with JPMorgan Fleming, which included the schedule of fees payable to the Money Manager, effective January 7, 2002. In this fee schedule, the basic fee is limited to a maximum fee of $400,000 annually. In substance, when the International Equity Fund's assets exceed $200,000,000, the basic fee is never more than $400,000 annually.

APPROVING THE MANAGEMENT AGREEMENTS

         The Management Agreement and Money Manager Agreements for the Funds are reviewed each year by the Funds' Board of Directors to determine whether the Agreements should be renewed for a one-year period.

         In approving the continuation of the Management Agreement with Accessor Capital and each of the Money Manager Agreements with the respective Money Managers, the Board reviewed reports prepared by Accessor Capital and Money Managers, materials provided by Fund counsel, as well as other information. The Board considered the nature and quality of the investment management services provided to each Fund by Accessor Capital and each Money Manager under their respective Agreements and the personnel who provide these services, including the historical performance of each Fund compared to its benchmark index, to other similar funds managed by each Money Manager and relative to funds managed similarly by other advisors. In addition, the Board considered other services provided to the Fund by Accessor Capital and the Money Managers, such as administrative and shareholder services (if applicable), assistance in meeting legal and regulatory requirements, and other services necessary for the Fund's operation.

         The Board considered the fees payable to Accessor Capital and each Money Manager under their respective Agreements and reviewed information concerning fees paid to investment advisors of similarly managed funds. The Board considered that the Funds' management fees reflected breakpoints, where applicable, which permit fee reductions resulting from economies of scale. Also, the Board considered contractual fee waivers and expense reimbursements, if applicable, agreed to by Accessor Capital. The Board evaluated the profitability of Accessor Capital with respect to the Funds and whether such profitability appears to be generally consistent with levels of profitability that have been determined by courts to be "not excessive." For these purposes, the Board took into account not only the actual dollar amount of fees paid by the Funds directly to Accessor Capital, but also so-called "fallout benefits" to Accessor Capital or the Money Manager such as reputational value derived from serving as manager to the Fund and the research services available to Accessor Capital and each Money Manager by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Funds' advisory fees, the Board also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Directors conclude that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers.

         The Board considered the scope and quality of the services to be provided by Accessor Capital and each Money Manager to the Funds. The Board evaluated each of their records with respect to regulatory compliance and compliance with the investment policies of the Funds. The Directors also evaluate the procedures of Accessor Capital and each Money Manager designed to fulfill their fiduciary duty to the Funds with respect to possible conflicts of interest, including each of their codes of ethics (regulating the personal trading of its officers and employees), the procedures by which Accessor Capital and each Money Manager allocates trades among its various investment advisory clients and the record of Accessor Capital and each Money Manager in these matters. The Board also received information concerning standards of Accessor Capital and each Money Manager with respect to the execution of portfolio transactions. Further, the Board considered the allocation of each Fund's brokerage, if any, including allocations to brokers affiliated with Accessor Capital or the Money Managers and the use of "soft dollars" to pay Fund expenses and to pay for research and other similar services.

         Based on the information reviewed and the discussions among the Board, the Board concluded that it was satisfied with the nature and quality of services provided by Accessor Capital and each Money Manager to their respective Fund and that the management fee rates were fair and reasonable in relation to such services.

FUND EXPENSES
-------------

         Accessor Funds has received from the Securities and Exchange Commission for an exemptive order that allows the Underlying Funds to pay the expenses of the Allocation Funds other than the Allocation Funds' direct management fees, and for the Investor Class of the Allocation Funds' the Distribution and Service fees (0.25%) and the Administrative Services fees (0.25%), to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses. To the extent these expenses are not paid by the Underlying Funds, Accessor Capital has agreed to pay these expenses for the fiscal years ended December 31, 2000 through 2003. As a result, the Allocation Funds do not expect to bear directly any such expenses, although the Allocation Funds will indirectly bear such expenses through their investments in the Underlying Funds.

     Accessor Funds pay all of its expenses other than those expressly assumed by Accessor Capital. Accessor Funds' expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Funds' assets; (e) expenses of obtaining Fund activity reports and analyses for each Fund; (f) expenses of maintaining each Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Funds; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;
(j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Funds, the preparation and mailings of prospectuses and reports of the Funds to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities;
(l) legal fees, including the legal fees related to the registration and continued qualification of the Funds' shares for sale; (m) costs of printing stock certificates representing shares of the Funds; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by
Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses;

(r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees payable with respect to Investor Class Shares and C Class Shares of each Fund (which may be charged at a seperate rate) and shareholder service fees payable with respect to Investor Class, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, each as described below, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Board of Directors. Class-specific expenses do not include advisory or custodial fees or other expenses related to the management of a Fund's assets. The Funds are also responsible for paying a management fee to Accessor Capital. Additionally, the Funds pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described above. Certain expenses attributable to particular Funds are charged to those Funds, and other expenses are allocated among the Funds affected based upon their relative net assets.

         Dividends from net investment income with respect to Investor Class Shares and C Class Shares will be lower than those paid with respect to Advisor Class Shares and, in the case of the U.S. Government Money Fund, Institutional Class Shares, reflecting the payment of distribution and service fees and/or administrative services fees by the Investor Class Shares and distribution and service fees by C Class Shares.


MULTI-CLASS STRUCTURE
---------------------


         On February 19, 1998, the Board of Directors of Accessor Funds adopted a Rule 18f-3 Plan and established two classes of shares for the Funds, the Advisor Class and the Investor Class. The initial shares of Accessor Funds were redesignated as Advisor Class Shares. The Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the 1940
Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. The Directors determined that the Amended Multi-Class Plan is in the best interests of each class individually and Accessor Funds as a whole. On November 16, 2000, the Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the 1940 Act), voted in person at a Board meeting to amend the Amended Rule 18f-3 Plan to include the Allocation Funds. On February 21, 2002, the Board of Directors approved an Amended Rule 18f-3 Plan to (i) establish an Institutional Class of Shares for the U.S. Government Money Fund; (ii) implement a shareholder service plan for Investor Class Shares and Advisor Class Shares of the U.S. Government Money Fund; and (iii) implement a defensive distribution plan for the Underlying Funds. On November 15, 2002, the Board of Directors of the Funds, including a majority of non-interested Directors, voted in person to amend the Amended Rule 18f-3 Plan to establish C Class Shares for each Fund.


         Under the Amended Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.


         As described in the Amended Multi-Class Plan, Accessor Funds, on behalf of each Fund's Investor Class Shares and C Class Shares, has adopted a Distribution and Service Plan, on behalf of each Funds Investor Class Shares has adopted an Administrative Services Plan, and on behalf of the Investor Class, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, has adopted a Shareholder Services Plan, each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service Organizations") who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares or C Class Shares of the Funds or Advisor Class Shares of the U.S. Government Money Fund. Investor Class Shares are intended to be offered directly from Accessor Funds or by the Distributor and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. C Class Shares are intended to be offered by the Distributor to Service Organizations which receive commissions and/or concessions for sales of C Class Shares. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares and C Class Shares for which Accessor Capital will compensate the Service Organizations from its revenue.


         As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by Accessor Funds (except in the case of the U.S. Government Money Fund) at NAV with no distribution, administrative or shareholder service fees paid by the Advisor Class Shares of the Funds. Advisor Class Shares of the U.S. Government Money Fund are offered at NAV as well as a shareholder service fee as described below. Advisor Class Shares are offered directly from Accessor Funds and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares (except for Advisor Class Shares of the U.S. Government Money Fund), pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

         As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan, Administrative Services Plan or Shareholder Services Plan for the Institutional Class Shares of the U.S. Government Money Fund. Institutional Class Shares shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Class.


         DISTRIBUTION AND SERVICE PLAN. Each Accessor Fund has adopted a Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the 1940 Act with respect to the Investor Class Shares and C Class Shares of each Fund. Under the terms of the Distribution and Service Plan, Accessor Funds is permitted, out of the assets attributable to the Investor Class Shares or C Class Shares of each Fund, as applicable (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares or C Class Shares; (b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares or C Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Pursuant to the Distribution and Service Plan, each Fund may also make payments to Service Organizations who provide non-distribution related services, including but not limited to: personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares or C Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares or C Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

         Subject to the limitations of applicable law and regulations, including rules of the National Association of Securities Dealers, Inc. ("NASD"), the payments made directly to third parties for such distribution and service related costs or expenses pursuant to a selling agreement with the Distributor, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares or up to 1.00% for Class C Shares (a 0.25% service fee and a 0.75% distribution fee). In the event the Distribution and Service Plan is terminated, the Investor Class Shares or C Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.


         The Distribution and Service Plan may be terminated with respect to each Fund by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the relevant Fund. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Service Plan relates requires approval of the affected class of shareholders of that Fund. The Distribution and Service Plan requires the Board of Directors to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.


         The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class or C Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the applicable class, and by vote of a majority of both the Board of Directors of Accessor Funds and its Qualified Directors cast in person at a meeting called for the purpose of voting on the plans and any related amendments. Further, the Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more than 0.25% of the average daily net assets attributable to the Investor Class Shares or 1.00% of the average daily net assets attributable to the Class C Shares, respectively, may be used to pay distribution or service related expenses.

         Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of Class C shares purchased through such Service Organizations at the time of purchase. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain the 1.00% per annum Class C distribution and service fees paid by the Fund pursuant to the Plan with respect to such shares for the first year after purchase, and Service Organizations will become eligible to receive from the Distributor the ongoing 1.00% per annum distribution and service fees paid by the Fund to the Distributor with respect to such shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an up-front commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 1.00% per annum distribution and service fee paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an up-front commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

         This ongoing 1.00% distribution and service fee is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to C Class shares (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a distribution fee paid to the Distributor (which the Distributor also in turn pays to Service Organizations) under the Distribution and Service Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to C Class shares. Proceeds from the CDSC for C Class shares is paid to the Distributor and is remitted to Accessor Capital to compensate Accessor Capital for financing the sale of C Class shares pursuant to certain C Class financing and servicing agreements between Distributor and Accessor Capital. In accordance with the Funds' 12b-1 Plan, the Distributor or Accessor Capital may waive all or a portion of the service and/or distribution fee in order to reduce Fund expenses. Any such waiver is detailed in the Funds' prospectus(es). Effective December 30, 2002, the Distributor and Accessor Capital have voluntarily waived 0.50% (per annum) of the distribution fee for C Class shares of the U.S. Government Money Fund. This waiver may be terminated at any time.

         The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including (i) additional compensation with respect to the sale of C Class shares and (ii) financial assistance programs to firms who sell or arrange for the sale of Fund shares, including, but not limited to, remuneration for internal sales contests and incentive programs, marketing and sales fees, expenses relating to advertising or promotional activity and events. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the NASD.

         Defensive Distribution Plan. On November 16, 2000, the Board of Directors of Accessor Funds, on behalf of the Allocation Funds, adopted a Defensive Distribution Plan ("Defensive Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act. On December 27, 2000, a majority of the outstanding shareholders of the Allocation Funds approved the Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Investor Class Shares of Underlying Funds, approved an amendment to the Distribution and Service Plan pursuant to Rule 12b-1 adding provisions with respect to the Investor Class Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Advisor Class Shares of Underlying Funds, adopted a Defensive Distribution Plan pursuant to Rule 12b-1. On April 29, 2002, a majority of the outstanding shareholders of the Advisor Class Shares of the Underlying Funds approved the Defensive Distribution Plan. On November 15, 2002, the Board of Directors, on behalf of C Class Shares of Underlying Funds, adopted a Defensive Distribution Plan pursuant to Rule 12b-1.


         Under the Defensive Distribution Plan, if the payment of management fees or administration fees by a Fund to Accessor Capital Management is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Defensive Distribution Plan specifically recognizes that Accessor Capital Management may use its past profits or its other resources, including management fees paid to Accessor Capital Management by a Fund to pay for expenses incurred in connection with providing services intended to result in the sale of the Fund's shares and/or shareholder support services. In addition, the Defensive Distribution Plan provides that Accessor Capital Management may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Directors has authorized such payments for the Funds.

         ADMINISTRATIVE SERVICES PLAN. Accessor Funds has adopted an Administrative Services Plan whereby Accessor Funds is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Funds (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Fund will pay an administrative services fee under the Administrative Services Plan on a monthly basis at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. PROVIDED, HOWEVER, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their individual customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as a Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Board of Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.


     ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan (formerly the U.S. Government Money Fund Shareholder Service Plan) whereby Accessor Capital will provide certain administrative support services to the Advisor Class Shares, Investor Class Shares and C Class Shares of the U.S. Government Money Fund. The ACM Administrative Plan also authorizes Accessor Capital, in its discretion, to delegate the performance of some or all of these services to other persons ("Service Providers"); provided, however, that Accessor Capital will not delegate the performance of the services to any Service Provider that receives a separate fee for services paid under Accessor Funds' distribution and service plan as adopted under Rule 12b-1 of Investment Company Act of 1940, as amended. The U.S. Government Money Fund will pay Accessor Capital an ACM Administrative Fee on a monthly basis at an annual rate of up to 0.25% of the average daily net assets for each of the Investor Class, C Class and the Advisor Class Shares of the Fund, as applicable (the "ACM Administrative Fee"); provided, however, that the Fund shall not directly or indirectly pay any distribution related amounts for the Investor Class Shares or C Class Shares that will be allocated under the Fund's Distribution and Service Plan. Services under the ACM Administrative Plan focus on providing administrative, recordkeeping and informational support in maintaining omnibus accounts of Service Organizations that invest in the Fund on behalf of its individual clients and accounts of shareholders in the Fund who invested directly through Accessor Capital. Such services include, but are not limited to, (i) answering inquiries of Service Organizations or individual shareholders regarding the status of their accounts and/or the status of an account transaction; (ii) providing information on distributions, investment returns, yields, maturity distribution, and average credit quality of the Fund and its respective Classes; (iii) providing information regarding the management of the Fund, including Fund holdings and weightings; (iv) addressing tax-related issues relating to the Fund such as state specific holding periods on fund distributions; (v) maintaining telephone and internet support capabilities for the information described above or to other Fund-related inquiries; and (vi) providing recordkeeping services for omnibus accounts investing in the Fund. The ACM Administrative Plan may be terminated at any time by a vote of the Qualified Directors.

         The Board of Directors believes that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds and the Shareholder Services Plan will provide benefits to the U.S. Government Money Fund. The Board of Directors believes that the multi-class structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Board of Directors further believes that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

         The Distribution and Service Plan, Administrative Services Plan and Shareholder Services Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.

                                    VALUATION


         The NAV per share of each class is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2002 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value next computed after the sale. C Class shares are generally subject to a CDSC as described in the Funds' prospectuses.


         Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

         Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term debt securities maturing in 60 days or less (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

         Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price, or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

         The International Equity Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

         An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

         Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.


         Under certain circumstances, the per share NAV of the Investor Class Shares and C Class Shares of the Funds may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares and C Class Shares, respectively. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.


         The assets of each Allocation Fund consists primarily of Advisor Class Shares of the Underlying Funds which are valued at their respective NAVs.

                            FUND TRANSACTION POLICIES

         Generally, securities are purchased for the Funds (other than the U.S. Government Money Fund) for investment income and/or capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

         If a Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

         Fund Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

         The Funds have no restrictions on portfolio turnover. The Funds will purchase or sell securities to accommodate purchases and sales of each Fund's shares. In addition, the Allocation Funds will purchase or sell securities to maintain or modify the allocation of each Allocation Fund's assets among the Underlying Funds within the percentage limits described in the prospectuses of the Allocation Funds. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. See "Tax Information."

         The Allocation Funds do not incur brokerage costs of investing in Underlying Funds but may if investing in other securities.

         Portfolio Turnover. While it is not the policy of the Funds to purchase securities with a view to short-term profits, each Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The Growth, High Yield Bond, Intermediate Fixed-Income, and Short-Intermediate Fixed-Income Funds anticipate that under normal market conditions, their annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate of the Value, Small to Mid Cap and International Equity Funds have exceeded and may continue to exceed 100%. The Mortgage Securities Fund's portfolio turnover rate has exceeded and may continue to exceed 200%. See the Financial Highlights to the December 31, 2001 Annual Report for details.

         Brokerage Allocations. The Allocation Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investing in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities. The following is a description of the policy of the Underlying Funds with respect to brokerage allocation and brokerage commissions: Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

         Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Funds. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


         In addition, the Management Agreements and the Money Manager Agreements authorize Accessor Capital and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Funds. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Managers through brokerage commissions generated by transactions of the Funds, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Managers and those that primarily benefit Accessor Funds.

         As a general matter, each Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

         In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by a Fund, direct all or a portion of a Fund's transactions to brokers who pay a portion of that Fund's expenses.


         Accessor Capital does not expect the Funds ordinarily to effect a significant portion of the Funds' total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Managers. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the 1940 Act. For the calendar years ended December 31, 1999 and 2000, no Fund effected transactions with affiliated brokers. For the calendar year ended December 31, 2001, the International Equity Fund and the Small to Mid Cap Fund effected brokerage transactions with affiliated brokers, which are described in the table below.


         Brokerage Commissions. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Certain services received by Accessor Capital or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

         The Fixed-Income Funds generally do not pay brokerage commissions.

                     BROKERAGE COMMISSIONS PAID BY THE FUNDS
                      FOR THE FISCAL YEAR ENDED DECEMBER 31


                     FUND                             2000                  2001                2002
                     ----                             ----                  ----                -----
Growth                                                $479,269(1)        $370,389(2)
Value                                                 $769,976(3)        $608,635(4)
Small to Mid Cap                                      $818,482           $419,532
International Equity                                $1,709,711(5)        $712,039(6)
Intermediate Fixed-Income                                   $0               $988(7)

------------------------------
(1) Of this amount, $78,061 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $14,908 was directed by Accessor Funds as part of a brokerage recapture program.

(2) Of this amount, $49,234 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $53,160 was directed by Accessor Funds as part of a brokerage recapture program.

(3) Of this amount. $54,060 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.

(4) Of this amount, $5,461 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $82,362 was directed by Accessor Funds as part of a brokerage recapture program.

(5) Of this amount, $81,414 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $379,765 was directed by Accessor Funds as part of a brokerage recapture program.

(6) Of this amount, $44,582 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $174,859 was directed by Accessor Funds as part of a brokerage recapture program.


(7) Of this amount, $988 was directed by Accessor Funds as part of brokerage recapture program.

              AFFILIATED BROKERAGE COMMISSIONS PAID BY THE FUNDS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

                                     TOTAL BROKERAGE      TOTAL COMMISSIONS PAID         PERCENTAGE OF TOTAL
                                   COMMISSIONS PAID BY        TO AFFILIATED        COMMISSIONS PAID TO AFFILIATED
FUND/AFFILIATED BROKER                     FUND                   BROKER                       BROKER
----------------------                     ----                   ------                       ------

SMALL TO MID CAP                         $
State Street Capital

INTERNATIONAL EQUITY                     $
Dresdner Kleinworth
Duetsche Morgan Grenfell
Credit Lyonnais


                        AFFILIATED BROKERAGE TRANSACTIONS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

                                                          AGGREGATE TRANSACTIONS      PERCENTAGE OF AGGREGATE
                                        AGGREGATE           WITH AFFILIATED              TRANSACTIONS WITH
FUND/AFFILIATED BROKER                 TRANSACTIONS              BROKER                  AFFILIATED BROKER
----------------------                 ------------              ------                  -----------------





                         CALCULATION OF FUND PERFORMANCE

         Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.


         The total return of the Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated, at a minimum, for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund. The Funds may present total rates of return which represent aggregate performance over a period or year-by-year performance, and which or may not reflect the effect of maximum of other sales charges and CDSC. Any fees charged by Service Organizations directly to their customers in connection with investments in the Funds are not reflected in the Fund's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

         As discussed in the prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Funds' classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is C Class shares, the total rate of return quoted will reflect the deduction of the sales charge applicable to Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the new class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for the entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

         The Funds may advertise their performance in terms of total return, which is computed by finding the compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Funds may also include in advertisements data comparing performance with the performance of published editorial comments and performance rankings compiled by independent organizations (such as Lipper or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, INC., MUTUAL FUND MAGAZINE, SMART MONEY and THE WALL STREET JOURNAL). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by Accessor Funds or Accessor Capital derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses, or the effects of any distribution and shareholder services expenses or sales charges. Fund performance may also be compared, on a relative basis, to other Funds of Accessor Funds. This relative comparison, which may be based upon historical Fund performance, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other Accessor Funds, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Funds are compared. In addition, Accessor Funds may from time to time compare the expense ratio of the Funds to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

         In reports or other communications to investors or in advertising, the Funds may discuss relevant economic and market conditions affecting Accessor Funds. Information included in advertisements and materials furnished to present and prospective investors may also include charts and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments), the effects of compounding earnings, and statistics, data, and performance studies prepared by independent organizations or included in various publications reflecting the performance of or describing various asset classes or types of investments. In addition, Accessor Funds, Accessor Capital and the Money Managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector, industry, country or geographic region, credit quality and other characteristics. Accessor Funds may also describe the general biography, work experience and/or investment philosophy or style of the Money Managers of the Accessor Funds and may include quotations attributable to the Money Managers describing approaches taken in managing each Accessor Funds' investments, research methodology underlying stock selection or each Accessor Funds' investment objective. The Accessor Funds may also discuss measures of risk, including those based on statistical or econometric analyses (such as beta, standard deviation and Sharpe Ratio), the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Information about portfolio allocation, portfolio turnover and fund holdings at a particular date may be included in advertisements or other material furnished to present and prospective investors. Descriptions of Accessor Capital and other Fund service providers, their investment styles, other investment products, personnel and Fund distribution channels, as well as information on the use of investment professionals and Service Organizations, also may be provided.

         Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in particular types of securities or in mutual funds. Information provided to investors may also include profiles of different types of investors and different strategies for achieving investment goals (such as asset allocation strategies). Hypothetical examples may be used to demonstrate the foregoing.


         Articles, releases, advertising and literature may discuss the range of services offered by Accessor Funds, each Fund, the Distributor, the adviser and the transfer agent for the Funds, with respect to investing in shares of the Accessor Funds and customer service. Such materials may discuss the multiple classes of shares available from the Funds and their features and benefits, including the details of the pricing structure.

         The Funds or the Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on them by industry organizations and other observers and raters. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Funds' or Distributors' selection including, but not limited to, the scores and categories in which the Fundd' or Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Funds or the Distributor competed for the award, honor or citation.

         The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Funds or the Distributor.

         Accessor Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Act of 1934, as amended. Advertising and sales literature developed to publicize such arrangements shall explain the relationship of the bank to the Accessor Funds and the Distributor as well as the services provided by the bank relative to the Accessor Funds. The material may identify the bank by name and discuss the history of the bank, including, but not limited to, the type of bank, its asset size, the nature of its business and services and standing in the industry.



                   CALCULATION OF FUND PERFORMANCE INFORMATION


         Total Return Quotations. The Funds (other than the U.S. Government Money Fund) compute their average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                        n
                                  P(1+T)  = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof)

         The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.

         Each Fund's (except U.S. Government Money Fund) average annual total returns (before taxes) for periods ended December 31, 2002, calculated using the above method, are set forth in the tables below:

                                                         ADVISOR CLASS
                                                         -------------

              ACCESSOR FUND                                 1 YEAR              5 YEARS          LIFE OF FUND*
              -------------                                 ------              -------          ------------

              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

              -----------------------------------------
              *Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00

                                                        INVESTOR CLASS
                                                        --------------
              ACCESSOR FUND                                                      1 YEAR       LIFE OF FUND**
              -------------                                                      ------       ------------
              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

              -----------------------------------------
              **Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98; International - 07/06/98; Intermediate Fixed-Income - 07/14/98; Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds
              - 12/27/2000.


                                                        C CLASS
                                                        --------------

              ACCESSOR FUND                                                  1 YEAR       LIFE OF FUND**
              -------------                                                  ------       ------------
              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

**C Class Shares commenced investment operation on December 30, 2002

Total Return (After Taxes on Distributions) Quotation. The Funds (other than the U.S. Government Money Fund) compute their average annual total return after taxes on distributions by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                       n
                                 P(1+T)  = ATV
                                              D

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return (after taxes on
                                    distributions)
                  N        =        number of years
                  ATV      =        ending value of a hypothetical $1,000
                     D              payment made at the beginning of the
                                    one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

         The calculation assumes that all dividends and distributions of each Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.

         Each Fund's (except U.S. Government Money Fund) average annual total returns (after taxes on distributions) for periods ended December 31, 2001, calculated using the above method, are set forth in the tables below:


                                                        ADVISOR CLASS
                                                        -------------

              ACCESSOR FUND                                 1 YEAR            5 YEARS      LIFE OF FUND*
              -------------                                 ------            -------      ------------
              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation


              -----------------------------------------
              *Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00

                                                        INVESTOR CLASS
                                                        --------------

              ACCESSOR FUND                                                  1 YEAR       LIFE OF FUND**
              -------------                                                  ------       ------------
              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

              -----------------------------------------
               **Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98; International - 07/06/98; High Yield Bond - 05/01/00; Intermediate Fixed-Income - 07/14/98; Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000.



                                                        C CLASS
                                                        --------------

              ACCESSOR FUND                                                  1 YEAR       LIFE OF FUND**
              -------------                                                  ------       ------------
              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

**C Class Shares commenced investment operation on December 30, 2002



Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation. The Funds (other than the U.S. Government Money Fund) compute their average annual total return after taxes on distributions and sale of fund shares by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                       n
                                 P(1+T)  = ATV
                                              DR

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                                    (after taxes on distributions)
                  N        =        number of years
                  ATV      =        ending value of a hypothetical $1,000
                     D              payment made at the beginning of the
                                    one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions and redemption.

         The calculation assumes that all dividends and distributions of each Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.


         Each Fund's (except U.S. Government Money Fund) average annual total returns (after taxes on distributions and redemption) for periods ended December 31, 2002, calculated using the above method, are set forth in the tables below:

                                                        ADVISOR CLASS
                                                        -------------

              ACCESSOR FUND                                 1 YEAR               5 YEARS         LIFE OF FUND*
              -------------                                 ------               -------         ------------

              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

              ---------------------------------------------
              *Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00


                                                        INVESTOR CLASS
                                                        --------------

              ACCESSOR FUND                                                  1 YEAR       LIFE OF FUND**
              -------------                                                  ------       ------------

              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

              -----------------------------------------
               **Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98; International - 07/06/98; Intermediate Fixed-Income - 07/14/98; Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000


                                                        C CLASS
                                                        --------------

              ACCESSOR FUND                                                  1 YEAR       LIFE OF FUND**
              -------------                                                  ------       ------------
              Growth
              Value
              Small to Mid Cap
              International Equity
              High Yield Bond
              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities
              Income Allocation
              Income & Growth Allocation
              Balanced Allocation
              Growth & Income Allocation
              Growth Allocation
              Aggressive Growth Allocation

**C Class Shares commenced investment operation on December 30, 2002

         Yield Quotations. Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Fixed-Income Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period (with or without giving the effect to the deduction of a CDSC, if applicable), according to the following formula:


                                 (a - b     6
                       YIELD = 2[(----- + 1)  - 1]
                                    cd

Where:            a   =    dividends and interest earned during the period;
                  b   =    expenses accrued for the period (net of
                           reimbursements);
                  c   =    average daily number of shares outstanding during the
                           period that were entitled to receive dividends; and
                  d   =    the maximum offering price per share on the last day
                           of the period.


The annualized yields for the Fixed-Income Funds, calculated using the above method based on the 30-day period ended on December 31, 2002, are as follows:

                                  ADVISOR CLASS
                                  -------------

                                   FUND                           30 DAY YIELD
                                   ----                           ------------
              High Yield Bond                                         %
              Intermediate Fixed-Income                               %
              Short-Intermediate Fixed-Income                         %
              Mortgage Securities                                     %


                                 INVESTOR CLASS
                                 --------------

                                   FUND                           30 DAY YIELD
                                   ----                           ------------
              High Yield Bond                                         %
              Intermediate Fixed-Income                               %
              Short-Intermediate Fixed-Income                         %
              Mortgage Securities                                     %


         U.S. Government Money Fund Total Return and Yield Quotations. The U.S. Government Money Fund computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for this Fund is computed by (a) determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period, but does not include realized gains and losses from the sale of securities or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the U.S. Government Money Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.


The annualized yields for the U.S. Government Money Fund as of December 31, 2002 are as follows:

                                             ADVISOR CLASS
                                             -------------

                                                              7-DAY COMPOUNDED
                       ANNUALIZED YIELD                       EFFECTIVE YIELD
                       ----------------                       ----------------
                           %                                    %

                                             INVESTOR CLASS
                                             --------------

                                                              7-DAY COMPOUNDED
                       ANNUALIZED YIELD                       EFFECTIVE YIELD
                       ----------------                       ----------------
                           %                                    %

                                             C CLASS
                                             --------

                                                              7-DAY COMPOUNDED
                       ANNUALIZED YIELD                       EFFECTIVE YIELD
                       ----------------                       ----------------
                           %                                    %




         Current distribution information for the Investor Class and C Class Shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the NAV per Investor or C Class share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what Investor or C Class Shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period. The Funds' current distribution rate for C Class Shares assumes no CDSC is paid.


                                 TAX INFORMATION

TAXATION OF THE FUNDS -- GENERAL
--------------------------------

         Each Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. That treatment relieves a Fund, but not its shareholders, from paying federal income tax on any investment company taxable income (consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), if any, that are distributed to its shareholders in a timely manner.

         To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or in two or more issuers that the Fund controls and that are engaged in similar trades or businesses.

         If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. Each Fund intends to make sufficient distributions to avoid the Excise Tax.

         Each Allocation Fund will invest its assets primarily in shares of Underlying Funds, and may also invest in cash and money market instruments. Accordingly, an Allocation Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a RIC -- each has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to an Allocation Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Allocation Fund as ordinary income to the extent of the Underlying Fund's earnings and profits and (2) distributions paid to an Allocation Fund from the Underlying Fund's net capital gain will be taxable to the Allocation Fund as long-term capital gains, regardless of how long the Allocation Fund has held the Underlying Fund's shares. If an Allocation Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

         Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including an Allocation Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, an Allocation Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy that asset test.

TAXATION OF THE SHAREHOLDERS
----------------------------

         All dividends out of investment company taxable income will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional Fund shares. Distributions of net capital gain by a Fund will be taxable to its shareholders as long-term capital gains (I.E., as gain from assets held for more than one year at the time of disposition), regardless of the length of time the shareholders have held their Fund shares. The maximum tax rate on that gain for non-corporate taxpayers generally is 20%. A lower rate of 18% will apply after December 31, 2000, for assets that are held for more than five years and are acquired after that date (unless the taxpayer elects to treat an asset held on that date as having been sold for its fair market value on January 1, 2001). In the case of a non-corporate taxpayer whose ordinary income is taxed at a 15% rate, the 20% and 18% rates are reduced to 10% and 8%, respectively. A corporation's net capital gain is taxed at the same rate as its ordinary income.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

         A portion of the dividends from each Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

         Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. This result may be magnified with respect to a Fund that pays dividends only once a year, such as the International Equity Fund. Therefore, prior to purchasing shares of any Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

HEDGING STRATEGIES
------------------

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         To the extent a Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see below); (c) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (d) the transaction is described as a conversion transaction in future regulations.

         Certain futures, foreign currency contracts and non-equity options in which a Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

         Under Code section 1092, offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Fund may constitute a "straddle." Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

         When a covered call option written (sold) by a Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

FOREIGN SECURITIES AND TRANSACTIONS
-----------------------------------

         A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

FOREIGN TAXES (INTERNATIONAL EQUITY FUND ONLY)
----------------------------------------------

         Dividends and interest received and gains realized by the International Equity Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which the International Equity Fund will be subject, because the amount of the International Equity Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to the election, the International Equity Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the International Equity Fund that represents income from foreign or

U.S. possessions sources as the shareholder's own income from those sources, and
(3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the International Equity Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Shareholders will not be entitled to credit or deduct their allocable portions of foreign taxes imposed on the International Equity Fund if they have not held their shares therein for 16 days or more during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign taxes in determining their U.S. income tax liability unless the dividends paid to them by the International Equity Fund are effectively connected with a U.S. trade or business.

FOREIGN SHAREHOLDERS
--------------------

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

STATE AND LOCAL TAXES
---------------------

         Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes as well. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

         The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Advisor Class Shares of the Funds may be purchased directly from the Funds with no sales charge or commission. Investors may also purchase Advisor Class Shares, Investor Class Shares or C Class Shares of the Funds or Institutional Class Shares of the U.S. Government Money Fund from the Distributor or through intermediaries, such as a broker-dealer, bank or other financial institutions. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Funds. Shares of the Funds will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." All purchases must be made in U.S. dollars.


         Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund marked "Same Day Settlement" and investment monies are wired prior to 3:00 p.m. Eastern time, the shareholder will be entitled to receive that day's dividend. Neither the Funds nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Funds. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and a Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.

         Each Fund reserves the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of a Fund. A Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         Investor Class Shares of the Funds and Institutional Class Shares of the U.S. Government Money Fund are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares or Institutional Class Shares of the U.S. Government Money Fund are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to a Fund in accordance with their agreements with clients or customers.

         For non-distribution related administration, subaccounting, transfer agency and/or other services, a Fund may pay Service Organizations and certain record keeping organizations with whom they have entered into agreements pursuant to the Distribution and Service Plan, the Administrative Services Plan, and/or, on behalf of the U.S. Government Money Fund, the Shareholder Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.


         Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order, reduced for C Class Shares by any applicable CDSC. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If the Distributor or transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

         The Funds may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will a Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for a Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to a Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.


         TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

         For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.


         MARKET TIMING POLICY. The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and to its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds.

         You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or

Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

         Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption or exchange proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined in the discretion of the Funds (and Accessor Capital, on behalf of Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program and withdrawals made pursuant to the systematic withdrawal program.

          In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Funds' Systematic Withdrawal Plan described in the Funds' Prospectus.

         During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


         REDEMPTIONS OF C CLASS SHARES. As described in the Prospectus, C Class Shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. For purposes of the CDSC, an exchange of C Class Shares from one Fund to another Fund is not considered a redemption or a purchase (there may, however, be tax implications with respect to exchanges - see Tax Information above). In determining whether a CDSC is applicable to a redemption of C Class Shares, the calculation will be determined in the manner that results in the lowest rate being charged. For C Class Shares subject to a CDSC, it will be assumed that the redemption is the first of any shares that have been in the shareholder's fund account for over a year, and second of any shares that have been in the shareholder's fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted form the redemption, not the amount remaining in the account.

         You will not be charged a CDSC on (i) appreciation on your C Class Shares above the purchase price; (ii) shares you acquired through reinvestment of dividends or capital gains distributions; or (iii) shares purchased through a Service Organization that did not receive advanced sales payments or commissions.

         In the following circumstances, the CDSC charged on redemptions of C Class Shares is waived:

         RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

         o        Individual Retirement Accounts ("IRAs")
                >>       Death or disability of the IRA owner.

         o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

                >>       Death, disability or retirement of 401(a) or ESP Plan
                participant;
                >>       Loan from 401(a) or ESP Plan;
                >>       Financial hardship (as defined in Treasury Regulation
                Section 1.401(k)-1(d)(2), as amended from time to time);
                >>       Termination of employment of 401(a) or ESP Plan
                participant (excluding, however, a partial or other termination of the Plan);
                >>       Tax-free return of excess 401(a) or ESP Plan
                contributions;

        o            IRAs, 401(a) Plans, ESP Plans, SRO Plans and SAR-SEP Plans;
                >>       Salary Reduction Simplified Employee Pension Plans
                ("SAR-SEP Plans");
                >>       Distributions made on or after the IRA owner or the
                401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;
                >>       Death or disability of a SAR-SEP Plan participant.

         SYSTEMATIC WITHDRAWAL PLAN. Redemptions pursuant to the Systematic Withdrawal Plan unless your account falls below $2,000 within one year of its opening.

         DEATH OF OWNER. Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferal of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

         DISABILITY OF OWNER. Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Transfer Agent or the Distributor).

         If you think you are eligible for the elimination or waiver of a CDSC, please contact your financial intermediary or Accessor Funds. Certain waivers will only apply upon notice of qualification upon the purchase of C Class Shares. Accessor Funds may terminate the elimination or waiver of CDSC on C Class Shares at any time.




                              FINANCIAL STATEMENTS


         Accessor Funds' audited financial statements for the fiscal year ended December 31, 2001 and unaudited financial statements for the period ended June 30, 2002, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively, which are incorporated herein by this reference and, unless previously provided, will be delivered together herewith. Because the C Class Shares have not commenced operations as of the date of this Statement of Additional Information, there are no financial statements available for C Class Shares.

                                                                      APPENDIX A
                                                                      ----------

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS
----------------------

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS
------------

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                      APPENDIX B
                                                                      ----------

                         CALCULATION OF PERFORMANCE FEES

         Accessor Capital and Accessor Funds' Board of Directors have carefully considered Release No. IC-7113, issued by the SEC in April 1972, which addresses the factors which must be considered by directors and investment advisers in connection with performance fees payable by investment companies. In particular, they have considered the statement that "[e]lementary fiduciary standards require that performance compensation be based only upon results obtained after [performance fee] contracts take effect." Accessor Capital and the Board of Directors believe that the Funds' performance fee arrangement is consistent with the position of the SEC articulated in Release No. IC-7113. No performance fees may be paid if the Board of Directors determines that to do so would be unfair to each Fund's shareholders.

         For purposes of calculating the performance differential versus the applicable index, the investment performance of each Fund (or Account) for any day expressed as a percentage of its net assets at the beginning of such day, is equal to the sum of: (i) the change in the net assets of each Fund (or Account) during such day and (ii) the value of the Fund's (or Account's) cash distributions accumulated to the end of such day. The return over any period is the compounded return for all days over the period, I.E., one plus the daily return multiplied together, minus one. The investment record of each index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend. For purposes of determining the fee adjustment for investment performance, the net assets of a Fund (or Account) are averaged over the same period as the investment performance of the Fund (or Account) and the investment record of the applicable index are computed.

                                     PART C
                                OTHER INFORMATION


Item 23   Exhibits

(a)(1) Restated Articles of Incorporation of Accessor Funds, Inc., ("Registrant") dated August 19, 1999 are incorporated by reference to Exhibit No. (a)(1) to Post-Effective Amendment No.16 to the Registration Statement on Form N-1A filed February 14, 2000 (File No. 33-41245).

(a)(2) Amendment to Articles of Incorporation dated February 4, 2000 is incorporated by reference to Exhibit No. (a)(2) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed February 14, 2000 (File No. 33-41245).

(a)(3) Amendment to Articles of Incorporation dated August 29, 2000 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed September 13, 2000 (File No. 33-41245).

(a)(4) Amendment to Articles of Incorporation dated December 21, 2000 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed March 1, 2001 (File No. 33-41245).


(a)(5) Articles Supplementary dated December 18, 2002 to Amended Articles of Incorporation is incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(b) By-Laws of the Registrant, as Amended, are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(c)       Not applicable.

(d)(1) Management Agreement with Bennington Capital Management LP. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 1, 1992 (File No. 33-41245).

(d)(2) First Amendment to Management Agreement between the Registrant and Bennington Capital Management LP, dated May 24, 1994. Incorporated by reference to Exhibit (5)(c)(1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

(d)(3) Second Amendment to the Management Agreement between the Registrant and Bennington Capital Management L.P., dated May 29, 1996, incorporated by reference to Exhibit No. (d)(3) to the Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on May 1, 1999 (File No. 33-41245).

(d)(4) Third Amendment to Management Agreement among Registrant and Accessor Capital Management LP effective April 29, 2000, incorporated by reference to Exhibit (d)(1) to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on April 29, 2000 (File No. 33-41245).

(d)(5) Fourth Amendment to Management Agreement between Registrant and Accessor Capital Management LP is incorporated by reference to Exhibit
          (d)(5) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(d)(6) Money Manager Agreement among the Registrant on behalf of Value Fund, Accessor Capital Management LP and Wellington Management Company, LLP is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed March 1, 2001 (File No. 33-41245).

(d)(7) Money Manager Agreement among the Registrant on behalf of Mortgage Securities Fund, Bennington Capital Management LP and BlackRock Financial Management, Inc. Incorporated by reference to Exhibit No. 1 to the Proxy Statement For Special Meeting of Shareholders held on January 27, 1995 and filed on January 6, 1995 (File No. 33-41245).

(d)(8) Money Manager Agreement among the Registrant on behalf of the Growth Fund, Accessor Capital Management LP and Chicago Equity Partners LLC effective May 1, 2000, is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed September 13, 2000 (File No. 33-41245).

(d)(9) Money Manager Agreement among the Registrant on behalf of International Equity Fund, Accessor Capital Management LP and JPMorgan Asset Management (London) Ltd. is incorporated by reference to Exhibit
          (d)(9) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(d)(10) Money Manager Agreement among the Registrant on behalf of the Small to Mid Cap Fund, Bennington Capital Management LP and Symphony Asset Management, Inc. Incorporated by reference to Exhibit B to Proxy Statement For Special Meeting of Shareholder held April 30, 1998, and filed on March 30, 1998 (File No. 33-41245).

(d)(11) Money Manager Agreement among the Registrant on behalf of Intermediate Fixed-Income Fund, Bennington Capital Management LP and Cypress Asset Management is incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed May 1, 1999 (File No. 33-41245).

(d)(12) Money Manager Agreement among the Registrant on behalf of Short-Intermediate Fixed-Income Fund, Bennington Capital Management LP and Cypress Asset Management is incorporated by reference to Exhibit
          (d)(10) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed May 1, 1999 (File No. 33-41245).

(d)(13) Amended Money Manager Agreement among the Registrant on behalf of Short-Intermediate Fixed-Income Fund, Bennington Capital Management LP and Cypress Asset Management is incorporated by reference to Exhibit
          (d)(13) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(d)(14) Money Manager Agreement among the Registrant on behalf of the High Yield Bond Fund, Accessor Capital Management LP and Financial Management Advisers, Inc. effective May 1, 2000, is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed April 29, 2000 (File No. 33-41245).

(d)(15) Amended Money Manager Agreement among the Registrant on behalf of Intermediate Fixed-Income Fund, Bennington Capital Management LP and Cypress Asset Management is incorporated by reference to Exhibit
          (d)(15) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(d)(16) Form of Management Agreement among Registrant and Accessor Capital Management LP on behalf of Accessor Allocation Funds incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed September 13, 2000 (File No. 33-41245).


(e)(1) Form of Distribution Agreement between Registrant and ALPS Distributors, Inc. is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).

(e)(2) Form of Selling Agreement between ALPS Distributors, Inc. and selling agents (Broker-Dealers) to distribute fund shares is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).

(e)(3) Form of Selling Agreement between ALPS Distributors, Inc. and selling agents (Other Financial Intermediaries) to distribute fund shares is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(f)       Not applicable.

(g)(1) IRA Custodian Agreement among Registrant, Bennington and The Fifth Third Bank effective December 1, 1995. Incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A. (File No. 33-41245).

(g)(2) Custodian Agreement with Fifth Third Bank dated October 4, 1996. Incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 30, 1997 (File No. 33-41245).

(g)(2)(a) Amended Exhibits A, B and C to Custody Agreement with Fifth Third Bank and Accessor Capital Management LP effective November 16, 2000, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on November 27, 2000 (File No. 33-41245).

(g)(3) First Amendment to Custody Agreement with Fifth Third Bank dated November 14, 1997. Incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(g)(4) Second Amendment to Custody Agreement with Fifth Third Bank dated February 19, 1998. Incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(h)(1) Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995. Incorporated by reference to Exhibit (9)(a)(3) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996 (File No. 33-41245).

(h)(2) Amended Appendix C dated February 19, 1998, to Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995. Incorporated by reference by Exhibit (h)(1)(D) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 29, 1998 (File No. 33-41245).

(h)(3) Amended Transfer Agency and Administrative Agreement among the Registrant and Bennington is incorporated by reference to Exhibit
          (h)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(h)(4) Amendment to the Amended Transfer Agency and Administrative Agreement among the Registrant and Accessor Capital Management LP is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on November 16, 2002 (File No. 33-41245).


(h)(5) Amendment to the Amended Transfer Agency and Administrative Agreement adding Class C shares among the Registrant and Accessor Capital is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(h)(6) Fund Accounting and Other Services Agreement with ALPS Mutual Funds Services and Accessor Capital Management LP is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).


(h)(7) Amendment No. 1 to Fund Accounting and Other Services Agreement with ALPS Mutual Funds Servcies and Accessor Capital Management LP is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(h)(8) Form of Expense Agreement between Registrant's Underlying Funds and Allocation Funds is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(h)(9) Expense Guarantee Agreement between Registrant and Accessor Capital Management LP effective December 22, 2000, is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed March 1, 2001 (File No. 33-41245).


(i) Opinion and consent of Kirkpatrick & Lockhart LLP is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).

(j)       Consent of Deloitte & Touche LLC will be filed by amendment.


(k)       Not applicable.

(l) Agreement related to initial capital. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on February 4, 1992 (File No. 33-41245).

(m)(1)(a) Amended and Restated Distribution and Service Plan for Investor Class Shares of the Registrant's Underlying Funds is incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).


(m)(1)(b) Distribution and Service Plan for C Class Shares of the Registrant's Funds is incorporated by reference to Exhibit (m)(1)(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(m)(2) Defensive Distribution Plan of the Allocation Funds dated November 16, 2000 is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on November 27, 2000 (File No. 33-41245).

(m)(3) Defensive Distribution Plan of the Advisor Class Shares of the Underlying Funds is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).


(n)(1) Amended and Restated Rule 18f-3 Plan is incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(n)(2)(a) Administrative Services Plan. Incorporated by reference to Exhibit No.
          (15)(h) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(n)(2)(b) Form of Amended Appendix to Administrative Services Plan for Investor Class Shares is incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 13, 2000 (File No. 33-41245).

(n)(3)(a) Form of Administrative Services Agreement. Incorporated by reference to Exhibit No. (15)(h)(1) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(n)(3)(b) Form of Amended Appendix to Form of Administrative Services Agreement for Investor Class Shares incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed September 13, 2000 (File No. 33-41245).


(n)(4) Amended ACM Administrative Plan for U.S. Government Money Fund is filed herewith.


(p)(1) Code of Ethics of Accessor Funds, Inc. is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(1)(a) Amended Exhibit to Code of Ethics of Accessor Funds, Inc. incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on November 27, 2000 (File No. 33-41245).

(p)(2) Code of Ethics of Chicago Equity Partners Corp., Money Manager of the Growth Fund, is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(3) Code of Ethics of Chicago Equity Partners LLC, Money Manager of the Growth Fund, is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(4) Code of Ethics of Wellington Management Company, LLP, Money Manager of the Value Fund is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on April 30, 2001.

(p)(5) Code of Ethics of SSgA Funds Management, Money Manager of the Small to Mid Cap Fund is incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(p)(6) Code of Ethics of JPMorgan Fleming (London) Ltd., Money Manager of the International Equity Fund, is incorporated by reference to Exhibit
          (p)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(p)(7) Code of Ethics of Cypress Asset Management, Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund, is incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(8) Code of Ethics of Financial Management Advisers, Inc., Money Manager of the High Yield Bond Fund, is incorporated by reference to Exhibit
          (p)(8) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(9) Code of Ethics of BlackRock, Inc., Money Manager of the Mortgage Securities Fund, is incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).


(p)(10) Code of Ethics of ALPS Distributors, Inc., the principal underwriter of the Funds, is filed herewith.


Item 24.  Persons Controlled by or Under Common Control with Registrant

          Not applicable.

Item 25.  Indemnification

          As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VI of the Registrant's Articles of Incorporation, as amended. Section 2-418 of the Maryland General Corporation Law and Sections 7 of the Management Agreements (incorporated by reference to Exhibit Nos. 5(a) and 5(c) of the Registration Statement on Form N-1A, filed on June 24, 1991 (File No. 33-41245), Post-Effective Amendment No. 2 thereto, filed on September 1, 1992, and the "form of" Management Agreement filed herewith as Exhibit (d)(1), respectively) (the "Management Agreement"), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

         Section 7 of the Management Agreements and Section 12 of the Money Manager Agreements filed and incorporated herein limit the liability of Accessor Capital Management LP ("Accessor") and the money managers, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

         Section 14 of the Distribution Agreement filed and incorporated herein limits the liability of the Registrant to liabilities arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus(es), statement(s) of additional information, shareholder reports or other information filed or made public by the Fund (as amended from time to time) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any other statute or the common law and by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, By-Laws, Management Agreements, Distribution Agreements, Transfer Agent Agreement and Money Manager Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser

         See Registrant's Prospectuses sections "Fund Details" and "Management Organization and Capital Structure," and the Statement of Additional Information section "Management of the Fund."

Item 27. Principal Underwriters

     (a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Firsthand Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, State Street Institutional Investment Trust, W.P. Stewart & Co. Growth Fund, Inc., and ETF Advisors Trust.

     (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:


-------------------------------------------------------------------------------------------------

Name and Principal              Positions and Offices           Positions and Offices with
Business Address*               with Registrant                 Underwriter

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
W. Robert Alexander             None                            Chairman, Chief Executive
                                                                Officer and Secretary

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Thomas A. Carter                None                            Chief Financial Officer and
                                                                Director

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Edmund J. Burke                 None                            President and Director
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Jeremy O. May                   None                            Senior Vice President and
                                                                Director
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Robert Szydlowski               None                            Vice President
-------------------------------------------------------------------------------------------------
Rick A. Pederson                None                            Director
-------------------------------------------------------------------------------------------------
Chris Woessner                  None                            Director
-------------------------------------------------------------------------------------------------

*All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

     (c)      Not Applicable


Item 28. Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

Manager, Administrator
and Transfer Agent                                   Custodian

Accessor Capital Management LP                       Fifth Third Bank
1420 Fifth Avenue, Suite 3600                        38 Fountain Square Plaza
Seattle, WA 98101                                    Cincinnati, OH 45263

Money Managers                                       Custodian of IRA Accounts

See Section of the prospectuses entitled             Fifth Third Bank
"Management Organization                             38 Fountain Square Plaza
and Capital Structure"                               Cincinnati, OH 45263
for names and addresses

Fund Distributor                                     Fund Accounting Agent

ALPS Distributors, Inc.                              ALPS Mutual Funds Services
370 Seventeenth Street                               370 Seventeenth Street
Suite 3100                                           Suite 3100
Denver, CO 80202                                     Denver, CO 80202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Accessor Funds, Inc. certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington, on the 28th day of February, 2003.


                         ACCESSOR FUNDS, INC.


                         By:/s/  J. Anthony Whatley III
                                 ---------------------------------
                                 J. Anthony Whatley III
                                 President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                   Title                 Date

/s/ J. Anthony Whatley III          President, Principal          2/28/2003
----------------------------        Executive Officer
J. Anthony Whatley III              and Director


/s/ George G. Cobean III            Director                      2/28/2003
----------------------------
George G. Cobean III


/s/ Geoffrey C. Cross               Director                      2/28/2003
----------------------------
Geoffrey C. Cross


/s/ Ravindra A. Deo                 Principal Financial           2/28/2003
----------------------------        and Accounting Officer
Ravindra A. Deo

                                  Exhibit Index


(n)(4)            Amended ACM Administrative Plan for U.S. Government Money Fund

(p)(10)           Code of Ethics of ALPS Distributors, Inc.